UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number:
811-21238
PIMCO Corporate & Income Opportunity Fund
(Exact name of registrant as specified in charter)
1633 Broadway, New York, NY 10019
(Address of principal executive offices)
Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)
650 Newport Center Drive, Newport Beach, CA 92660
(Name and address of agent for service)
Copies to:
David C. Sullivan
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199
Registrant’s telephone number, including area code: (844) 337-4626
Date of fiscal year end: June 30
Date of reporting period: June 30, 2024
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.
The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO CLOSED-END FUNDS
Annual Report

June 30, 2024

PIMCO Corporate & Income Opportunity Fund | PTY | NYSE

PIMCO Corporate & Income Strategy Fund | PCN | NYSE

PIMCO High Income Fund | PHK | NYSE

PIMCO Income Strategy Fund | PFL | NYSE

PIMCO Income Strategy Fund II | PFN | NYSE

Important Information About the Funds

Information regarding each Fund’s principal investment strategies, principal risks and risk management strategies, the effects of each Fund’s leverage, and each Fund’s fundamental investment restrictions, including a summary of certain changes thereto during the most recent fiscal year, can be found within the relevant sections of this report. Please refer to the Table of Contents for further information.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. A Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, remain high. In efforts to combat inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates multiple times in 2022 and 2023. In the second half of 2023 and the beginning of 2024, however, the Fed paused the rate hikes, keeping interest rates steady. It is uncertain whether rates will remain steady, increase or decrease in the future. As such, the Funds may face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact a Fund’s performance or cause a Fund to incur losses.

A Fund may enter into opposite sides of multiple interest rate swaps or other derivatives with respect to the same underlying reference instrument (e.g., a 10-year U.S. treasury) that have different effective dates with respect to interest accrual time periods also for the principal purpose of generating distributable gains (characterized as ordinary income for tax purposes) that are not part of a Fund’s duration or yield curve management strategies. In such a “paired swap transaction”, a Fund would generally enter into one or more interest rate swap agreements whereby a Fund agrees to make regular payments starting at the time the Fund enters into the agreements equal to a floating interest rate in return for payments equal to a fixed interest rate (the “initial leg”). A Fund would also enter into one or more interest rate swap agreements on the same underlying instrument, but take the opposite position (i.e., in this example, a Fund would make regular payments equal to a fixed interest rate in return for receiving payments equal to a floating interest rate) with respect to a contract whereby the payment obligations do not commence until a date following the commencement of the initial leg (the “forward leg”).

A Fund may engage in investment strategies, including those that employ the use of paired swaps transactions, the use of interest rate swaps to seek to capitalize on differences between short-term and long-term interest rates and other derivatives transactions, to, among other things, seek to generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s net asset value (“NAV”). A Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when a Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or a Fund’s debt investments, or arising from its use of derivatives. For instance, a portion of a Fund’s monthly distributions may be sourced from paired swap transactions utilized to produce current distributable ordinary income for tax purposes on the initial leg, with a substantial possibility that a Fund will later realize a corresponding capital loss and potential decline in its NAV with respect to the forward leg (to the extent there are not corresponding offsetting capital gains being generated from other sources). Because some or all of these transactions may generate capital losses without corresponding offsetting capital gains, portions of a Fund’s distributions recognized as ordinary income for tax purposes (such as from paired swap transactions) may be economically similar to a taxable return of capital when considered together with such capital losses.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments or Consolidated Schedule of Investments, as applicable, and other sections of this report may differ from the classification used for the Funds’ compliance calculations, including

2	PIMCO CLOSED-END FUNDS

those used in the Funds’ then-current prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to investment parameters and regulatory requirements.

The geographical classification of foreign
(non-U.S.)
securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that provided material aid to Russia’s aggression against Ukraine, have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact a Fund. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, a Fund may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause a Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that a Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of a Fund and its shareholders.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on a Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants adopt new reference rates for affected instruments. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of a Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

The common shares of the Funds trade on the New York Stock Exchange. As with any stock, the price of a Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of a Fund, the price received may be more or less than your original investment. Shares of closed-end
management investment companies, such as the Funds, frequently trade at a discount from their NAV and may trade at a price that is less than the initial offering price and/or the NAV of such shares. Further, if a Fund’s shares trade at a price that is more than the initial offering price and/or the NAV of such shares, including at a substantial premium and/or for an extended period of time, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to NAV thereafter.

U.S. and global markets have experienced increased volatility, including as a result of the failures of certain U.S. and non-U.S. banks in 2023, which could be harmful to the Funds and issuers in which they invest. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invest remain solvent, volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Potential impacts to funds and issuers resulting from changes in the banking sector, market conditions and potential legislative or regulatory responses are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of

ANNUAL REPORT	|	JUNE 30, 2024	3

Important Information About the Funds	(Cont.)

developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about a Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. Performance shown is net of fees and expenses. Historical NAV performance for a Fund may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The dividend rate that a Fund pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of a Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by a Fund. As portfolio and market conditions change, the rate of distributions on the common shares and a Fund’s dividend policy could change. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund’s distribution rate or that the rate will be sustainable in the future.

The following table discloses the inception date and diversification status of each Fund:

Fund Name	Inception Date	Diversification Status
PIMCO Corporate & Income Opportunity Fund	12/27/02	Diversified
PIMCO Corporate & Income Strategy Fund	12/21/01	Diversified
PIMCO High Income Fund	04/30/03	Diversified
PIMCO Income Strategy Fund	08/29/03	Diversified
PIMCO Income Strategy Fund II	10/29/04	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Funds. The Trustees authorize the Funds to enter into service agreements with Pacific Investment Management Company LLC (“PIMCO”) and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus or Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to a Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of a Fund creates a contract between or among any shareholders of a Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand.

The Trustees (or the Funds and their officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent prospectus or use a new prospectus or SAI with respect to a Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in a Fund’s then-current prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule
206(4)-6
under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Funds at (844)
33-PIMCO,
on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and upon request by calling PIMCO at (844)
33-PIMCO.

4	PIMCO CLOSED-END FUNDS

SEC rules allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (844) 33-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which impact the disclosures provided to shareholders. The rule amendments addressing fee and expense information in advertisements that might be materially misleading, which impact the Funds, were effective January 24, 2023.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments are effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion).

ANNUAL REPORT	|	JUNE 30, 2024	5

PIMCO Corporate & Income Opportunity Fund

Symbol on NYSE -
PTY

Cumulative Returns Through June 30, 2024

(in thousands)
$130.0
120.0
110.0
100.0
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0
12/02
09/13
06/24
FUND'S NET ASSET VALUE
$125,350
FUND MARKET PRICE
$121,588
INDEX
$46,052

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2024
†
§

Corporate Bonds & Notes	32.5%

Loan Participations and Assignments	28.9%

Non-Agency Mortgage-Backed Securities	10.1%

Short-Term Instruments ‡	7.3%

Common Stocks	6.5%

Asset-Backed Securities	6.5%

Sovereign Issues	4.1%

Municipal Bonds & Notes	1.9%

U.S. Government Agencies	1.0%

Other	1.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return (1) for the period ended June 30, 2024

	1 Year	5 Year	10 Year	Commencement of Operations (12/27/02)
Market Price	13.77%	5.79%	8.52%	12.32%
NAV	17.24%	7.03%	9.18%	12.47%
ICE BofA US High Yield Index	10.44%	3.73%	4.21%	7.36%	♦
All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.
♦
Average annual total return since 12/31/2002.
It is not possible to invest directly in an unmanaged index.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end
is available at www.pimco.com or via (844)
33-PIMCO.
Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Fund Information as of June 30, 2024
(1)

Market Price	$14.31

NAV	$11.17

Premium/(Discount) to NAV	28.11%

Market Price Distribution Rate (2)	9.96%

NAV Distribution Rate (2)	12.76%

Total Effective Leverage (3)	18.75%
Investment Objective and Strategy Overview
PIMCO Corporate & Income Opportunity Fund’s investment objective is to seek maximum total return through a combination of current income and capital appreciation.
Fund Insights at NAV
The following affected performance (on a gross basis) during the reporting period:

»
Holdings related to corporate special situation investments, which include companies undergoing stress, distress, challenges or significant transition, contributed to absolute performance, as select securities posted positive returns.

»	Exposure to corporate credit, notably bank loans and high yield, contributed to absolute performance, as the asset classes posted positive returns.

»	At-the-market shelf offerings contributed to performance, as the capital raised was accretive to net asset value.

»
The costs associated with one or more forms of leverage detracted from performance. The costs of leverage generally will reduce returns to the extent they exceed the rate of return on the additional investments purchased with such leverage.

»	Holdings related to emerging market special situation investments detracted from absolute performance, as select securities posted negative returns.

»	Interest rate swaps detracted from performance, as interest rates rose.

6	PIMCO CLOSED-END FUNDS

Market and Net Asset Value Information

The Fund’s common shares are listed on the NYSE under the trading or “ticker” symbol “PTY”. The Fund’s common shares commenced trading on the NYSE in December 2002. The conduct of any offering and the issuance of additional common shares pursuant to any offering may have an adverse effect on prices in the secondary market for the Fund’s common shares by increasing the number of shares available, which may put downward pressure on the market price for the common shares. The NAV of the Fund’s common shares will be reduced immediately following an offering by the sales load, commissions and offering expenses paid or reimbursed by the Fund in connection with such offering. The completion of an offering may result in an immediate dilution of the NAV per common share for all existing common shareholders.
The following table sets forth, for each of the periods indicated, the high and low closing market prices of the Fund’s common shares on the NYSE, the high and low NAV per common share and the high and low premium/discount to NAV per common share. See Note 3, Investment Valuation and Fair Value Measurements in the Notes to Financial Statements for information as to how the Fund’s NAV is determined.

	Common share market price (1)		Common share net asset value		Premium (discount) as a % of net asset value
Quarter	High	Low	High	Low	High	Low
Quarter ended June 30, 2024	$15.05	$13.49	$11.37	$11.07	32.60%	21.42%
Quarter ended March 31, 2024	$14.87	$13.24	$11.39	$11.11	30.93%	17.58%
Quarter ended December 31, 2023	$14.10	$12.13	$11.26	$10.24	29.76%	17.05%
Quarter ended September 30, 2023	$14.83	$13.03	$10.85	$10.56	37.06%	23.04%
Quarter ended June 30, 2023	$14.00	$12.40	$10.99	$10.75	29.03%	14.68%
Quarter ended March 31, 2023	$14.37	$12.01	$11.55	$10.83	25.28%	9.98%
Quarter ended December 31, 2022	$13.34	$11.73	$11.29	$10.72	19.32%	8.86%
Quarter ended September 30, 2022	$14.42	$11.50	$11.83	$10.89	22.72%	4.93%

(1)	Such prices reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

ANNUAL REPORT	|	JUNE 30, 2024	7

Summary of Fund Expenses
The following table is intended to assist investors in understanding the fees and expenses (annualized) that an investor in Common Shares of the Fund would bear, directly or indirectly, as a result of an offering. The table reflects the use of leverage attributable to the Fund’s outstanding Preferred Shares and reverse repurchase agreements averaged over the fiscal year ended June 30, 2024 in an amount equal to 17.27%
(2)(3)
of the Fund’s total average managed assets (including assets attributable to such leverage) and 82.73% of the Fund’s total average net assets attributable to Common Shares, and shows Fund expenses as a percentage of net assets attributable to Common Shares. The percentages above do not reflect the Fund’s use of other forms of economic leverage, such as credit default swaps or other derivative instruments. The table and example below are based on the Fund’s capital structure as of June 30, 2024. The extent of the Fund’s assets attributable to leverage following an offering, and the Fund’s associated expenses, are likely to vary (perhaps significantly) from these assumptions.
Shareholder Transaction Expense

Sales load (as a percentage of offering price) (1)	[ ]%

Offering Expenses Borne by Common Shareholders (as a percentage of offering price) (2)	[ ]%

Dividend Reinvestment Plan Fees (3)	None

1	In the event that the Common Shares to which this relates are sold to or through underwriters or dealer managers, a corresponding supplement will disclose the applicable sale load and/or commission.
2
The related supplement will disclose the estimated amount of offering expense, the offering price and the offering expenses borne by the Fund and indirectly by all of its Common Shareholders as a percentage of the offering price.

3
You will pay broker chargers if you direct your broker or the plan agent to sell your Common Shares that you acquired pursuant to a dividend reinvestment plan. You may also pay a pro rata share of brokerage commissions incurred in connection with open market purchase pursuant to the Fund’s Dividend Reinvestment Plan.

Annual Fund Operating Expenses

Percentage of Net Assets Attributable to Common Shares (reflecting leverage attributable to ARPS and reverse repurchase agreements)

Management Fees (1)	0.69%

Dividend Cost on Preferred Shares (2)	0.03%

Interest Payments on Borrowed Funds (3)	1.59%

Other Expenses (4)	0.05%

Total Annual Fund Operating Expenses (5)	2.36%

1.
Management fees include fees payable to the Investment Manager for advisory services and for supervisory, administrative and other services. The Fund pays for the advisory, supervisory and administrative services it requires under what is essentially an all-in
fee structure. Pursuant to an investment management agreement, PIMCO is paid a Management Fee of 0.65% based on the Fund’s average daily net assets (including daily net assets attributable to any Preferred Shares of the Fund that may be outstanding). The Fund (and not PIMCO) will be responsible for certain fees and expenses which are, reflected in the table above, that are not covered by the management fee under the investment management agreement. Please see Note 9, Fees and Expenses in the Notes to Financial Statements for an explanation of the management fee.
2.
Reflects the Fund’s outstanding Preferred Shares averaged over the fiscal year ended June 30, 2024, which represented 0.22% of the Fund’s total average managed assets (including the liquidation preference of outstanding Preferred Shares and assets attributable to reverse repurchase agreements), at an estimated annual dividend rate to the Fund of 6.82% (based on the weighted average Preferred Share dividend rate during the fiscal year ended June 30, 2024) and assumes the Fund will continue to pay Preferred Share dividends at the “maximum applicable rate” called for under the Fund’s Bylaws due to the ongoing failure of auctions for the ARPS. The actual dividend rate paid on the ARPS will vary over time in accordance with variations in market interest rates.

3.
Reflects the Fund’s use of leverage in the form of reverse repurchase agreements averaged over the fiscal year ended June 30, 2024, which represented 17.05% of the Fund’s total average managed assets (including assets attributable to reverse repurchase agreements), at an annual interest rate cost to the Fund of 5.73%, which is the weighted average interest rate cost during the fiscal year ended June 30, 2024. The actual amount of borrowing expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of reverse repurchase agreements, dollar rolls/buybacks and/or borrowings and variations in market interest rates. Borrowing expense is required to be treated as an expense of the Fund for accounting purposes. Any associated income or gains (or losses) realized from leverage obtained through such instruments is not reflected in the Annual Fund Operating Expenses table above, but would be reflected in the Fund’s performance results.

4.	Other expenses are estimated for the Fund’s current fiscal year ending June 30, 2025.
5.
“Dividend Cost on Preferred Shares”, including distributions on Preferred Shares, and “Interest Payments on Borrowed Funds” are borne by the Fund separately from management fees paid to PIMCO. Excluding these expenses, Total Annual Fund Operating Expenses are 0.74%. Excluding only distributions on Preferred Shares of 0.03%, Total Annual Fund Operating Expenses are 2.33%.

Example
The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares of the Fund, assuming (1) that the Fund’s net assets do not increase or decrease, (2) that the Fund incurs total annual expenses of 2.36% of net assets attributable to Common Shares in years 1 through 10 (assuming outstanding Preferred Shares and assets attributable to reverse repurchase agreements representing 17.27% of the Fund’s total managed assets) and (3) a 5% annual return
(1)
:

	1 Year	3 Years	5 Years	10 Years

Total Expenses Incurred	$24	$74	$126	$270

(1)
The example above should not be considered a representation of future expenses.
Actual expenses may be higher or lower than those shown.
The example assumes that the estimated Interest Payments on Borrowed Funds, Dividend Cost on Preferred Shares and Other Expenses set forth in the Annual Fund Operating Expenses table are accurate, that the rate listed under Total Annual Fund Operating Expenses remains the same each year and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example. The example does not include commissions or estimated offering expenses, which would cause the expenses shown in the example to increase. In connection with an offering of Common Shares, the prospectus supplement will set forth an example including sales load and estimated offering costs.

8	PIMCO CLOSED-END FUNDS

PIMCO Corporate & Income Strategy Fund

Symbol on NYSE - PCN

Cumulative Returns Through June 30, 2024

(in thousands)
$100.0
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0
12/01
03 /13
06 /24
FUND'S NET ASSET VALUE
$96,706
FUND MARKET PRICE
$92,345
INDEX
$45,179

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2024
†
§

Corporate Bonds & Notes	31.9%

Loan Participations and Assignments	26.2%

Short-Term Instruments ‡	9.6%

Non-Agency Mortgage-Backed Securities	8.4%

Asset-Backed Securities	7.9%

Common Stocks	7.3%

Sovereign Issues	3.8%

Municipal Bonds & Notes	2.1%

U.S. Government Agencies	1.3%

Other	1.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return (1) for the period ended June 30, 2024

	1 Year	5 Year	10 Year	Commencement of Operations (12/21/01)
Market Price	12.39%	4.69%	7.66%	10.37%
NAV	15.07%	5.79%	7.79%	10.60%
ICE BofA US High Yield Index	10.44%	3.73%	4.21%	6.93%	♦
All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.
♦
Average annual total return since 12/31/2001.
It is not possible to invest directly in an unmanaged index.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end
is available at www.pimco.com or via (844)
33-PIMCO.
Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Fund Information as of June 30, 2024
(1)

Market Price	$13.21

NAV	$11.40

Premium/(Discount) to NAV	15.88%

Market Price Distribution Rate (2)	10.22%

NAV Distribution Rate (2)	11.84%

Total Effective Leverage (3)	14.02%
Investment Objective and Strategy Overview
PIMCO Corporate & Income Strategy Fund’s primary investment objective is to seek high current income, with secondary objectives of capital preservation and appreciation.
Fund Insights at NAV
The following affected performance (on a gross basis) during the reporting period:

»
Holdings related to corporate special situation investments, which include companies undergoing stress, distress, challenges or significant transition contributed to absolute performance, as select securities posted positive returns.

»	Exposure to corporate credit, notably bank loans and high yield, contributed to performance, as the asset classes posted positive returns.

»	At-the-market shelf offerings contributed to performance, as the capital raised was accretive to net asset value.

»
The costs associated with one or more forms of leverage detracted from performance. The costs of leverage generally will reduce returns to the extent they exceed the rate of return on the additional investments purchased with such leverage.

»	Interest rate swaps detracted from performance, as interest rates rose.

»	Holdings related to emerging market special situation investments detracted from absolute performance, as select securities posted negative returns.

ANNUAL REPORT	|	JUNE 30, 2024	9

Market and Net Asset Value Information

The Fund’s common shares are listed on the NYSE under the trading or “ticker” symbol “PCN.” The Fund’s common shares commenced trading on the NYSE in December 2001. The conduct of any offering and the issuance of additional common shares pursuant to any offering may have an adverse effect on prices in the secondary market for the Fund’s common shares by increasing the number of shares available, which may put downward pressure on the market price for the common shares. The NAV of the Fund’s common shares will be reduced immediately following an offering by the sales load, commissions and offering expenses paid or reimbursed by the Fund in connection with such offering. The completion of an offering may result in an immediate dilution of the NAV per common share for all existing common shareholders.

The following table sets forth, for each of the periods indicated, the high and low closing market prices of the Fund’s common shares on the NYSE, the high and low NAV per common share and the high and low premium/discount to NAV per common share. See Note 3, Investment Valuation and Fair Value Measurements in the Notes to Financial Statements for information as to how the Fund’s NAV is determined.

	Common share market price (1)		Common share net asset value		Premium (discount) as a % of net asset value
Quarter	High	Low	High	Low	High	Low
Quarter ended June 30, 2024	$14.21	$12.46	$11.66	$11.35	22.08%	8.82%
Quarter ended March 31, 2024	$13.97	$12.37	$11.68	$11.41	19.81%	7.19%
Quarter ended December 31, 2023	$12.66	$10.75	$11.58	$10.58	14.93%	1.32%
Quarter ended September 30, 2023	$14.24	$12.17	$11.15	$10.83	29.00%	11.55%
Quarter ended June 30, 2023	$13.11	$12.47	$11.26	$11.03	17.37%	11.84%
Quarter ended March 31, 2023	$14.00	$11.85	$11.75	$11.06	20.65%	5.33%
Quarter ended December 31, 2022	$12.94	$11.51	$11.58	$11.15	12.25%	2.49%
Quarter ended September 30, 2022	$14.52	$11.79	$12.20	$11.30	19.80%	3.31%

(1)	Such prices reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

10	PIMCO CLOSED-END FUNDS

Summary of Fund Expenses
The following table is intended to assist investors in understanding the fees and expenses (annualized) that an investor in Common Shares of the Fund would bear, directly or indirectly, as a result of an offering. The table reflects the use of leverage attributable to the Fund’s outstanding Preferred Shares and reverse repurchase agreements averaged over the fiscal year ended June 30, 2024 in an amount equal to 15.30%
(2)(3)
of the Fund’s total average managed assets (including assets attributable to such leverage) and 84.70% of the Fund’s total average net assets attributable to Common Shares, and shows Fund expenses as a percentage of net assets attributable to Common Shares. The percentages above do not reflect the Fund’s use of other forms of economic leverage, such as credit default swaps or other derivative instruments. The table and example below are based on the Fund’s capital structure as of June 30, 2024. The extent of the Fund’s assets attributable to leverage following an offering, and the Fund’s associated expenses, are likely to vary (perhaps significantly) from these assumptions.
Shareholder Transaction Expense

Sales load (as a percentage of offering price) (1)	[ ]%

Offering Expenses Borne by Common Shareholders (as a percentage of offering price) (2)	[ ]%

Dividend Reinvestment Plan Fees (3)	None

1	In the event that the Common Shares to which this relates are sold to or through underwriters or dealer managers, a corresponding supplement will disclose the applicable sale load and/or commission.
2
The related supplement will disclose the estimated amount of offering expense, the offering price and the offering expenses borne by the Fund and indirectly by all of its Common Shareholders as a percentage of the offering price.

3
You will pay broker chargers if you direct your broker or the plan agent to sell your Common Shares that you acquired pursuant to a dividend reinvestment plan. You may also pay a pro rata share of brokerage commissions incurred in connection with open market purchase pursuant to the Fund’s Dividend Reinvestment Plan.

Annual Fund Operating Expenses

Percentage of Net Assets Attributable to Common Shares (reflecting leverage attributable to ARPS and reverse repurchase agreements)

Management Fees (1)	0.83%

Dividend Cost on Preferred Shares (2)	0.01%

Interest Payments on Borrowed Funds (3)	1.44%

Other Expenses (4)	0.04%

Total Annual Fund Operating Expenses (5)	2.32%

1.
Management fees include fees payable to the Investment Manager for advisory services and for supervisory, administrative and other services. The Fund pays for the advisory, supervisory and administrative services it requires under what is essentially an all-in
fee structure. Pursuant to an investment management agreement, PIMCO is paid a Management Fee of 0.81% of the Fund’s average daily net assets (including daily net assets attributable to any Preferred Shares of the Fund that may be outstanding). The Fund (and not PIMCO) will be responsible for certain fees and expenses which are, reflected in the table above, that are not covered by the management fee under the investment management agreement. Please see Note 9, Fees and Expenses in the Notes to Financial Statements for an explanation of the management fee.
2.
Reflects the Fund’s outstanding Preferred Shares averaged over the fiscal year ended June 30, 2024, which represented 0.15% of the Fund’s total average managed assets (including the liquidation preference of outstanding Preferred Shares and assets attributable to reverse repurchase agreements), at an estimated annual dividend rate to the Fund of 4.27% (based on the weighted average Preferred Share dividend rate during the fiscal year ended June 30, 2024) and assumes the Fund will continue to pay Preferred Share dividends at the “maximum applicable rate” called for under the Fund’s Bylaws due to the ongoing failure of auctions for the ARPS. The actual dividend rate paid on the ARPS will vary over time in accordance with variations in market interest rates.

3.
Reflects the Fund’s use of leverage in the form of reverse repurchase agreements averaged over the fiscal year ended June 30, 2024, which represented 15.15% of the Fund’s total average managed assets (including assets attributable to reverse repurchase agreements), at an annual interest rate cost to the Fund of 5.92%, which is the weighted average interest rate cost during the fiscal year ended June 30, 2024. The actual amount of borrowing expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of reverse repurchase agreements, dollar rolls/buybacks and/or borrowings and variations in market interest rates. Borrowing expense is required to be treated as an expense of the Fund for accounting purposes. Any associated income or gains (or losses) realized from leverage obtained through such instruments is not reflected in the Annual Fund Operating Expenses table above, but would be reflected in the Fund’s performance results.

4.	Other expenses are estimated for the Fund’s current fiscal year ending June 30, 2025.
5.
“Dividend Cost on Preferred Shares”, including distributions on Preferred Shares, and “Interest Payments on Borrowed Funds” are borne by the Fund separately from management fees paid to PIMCO. Excluding these expenses, Total Annual Fund Operating Expenses are 0.87%. Excluding only distributions on Preferred Shares of 0.01%, Total Annual Fund Operating Expenses are 2.31%.

Example
The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares of the Fund, assuming (1) that the Fund’s net assets do not increase or decrease, (2) that the Fund incurs total annual expenses of 2.32% of net assets attributable to Common Shares in years 1 through 10 (assuming outstanding Preferred Shares and assets attributable to reverse repurchase agreements representing 15.30% of the Fund’s total managed assets) and (3) a 5% annual return
(1)
:

	1 Year	3 Years	5 Years	10 Years

Total Expenses Incurred	$24	$72	$124	$266

(1)
The example above should not be considered a representation of future expenses.
Actual expenses may be higher or lower than those shown. The example assumes that the estimated Interest Payments on Borrowed Funds, Dividend Cost on Preferred Shares and Other Expenses set forth in the Annual Fund Operating Expenses table are accurate, that the rate listed under Total Annual Fund Operating Expenses remains the same each year and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example. The example does not include commissions or estimated offering expenses, which would cause the expenses shown in the example to increase. In connection with an offering of Common Shares, the prospectus supplement will set forth an example including sales load and estimated offering costs.

ANNUAL REPORT	|	JUNE 30, 2024	11

PIMCO High Income Fund

Symbol on NYSE - PHK

Cumulative Returns Through June 30, 2024

(in thousands)
$80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0
04/03
11/13
06/24
FUND'S NET ASSET VALUE
$79,853
FUND MARKET PRICE
$48,065
INDEX
$40,621

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2024
†
§

Corporate Bonds & Notes	31.0%

Loan Participations and Assignments	18.6%

Short-Term Instruments ‡	12.0%

Non-Agency Mortgage-Backed Securities	10.2%

Common Stocks	8.6%

Asset-Backed Securities	6.3%

Municipal Bonds & Notes	4.6%

Sovereign Issues	3.2%

Preferred Securities	3.1%

U.S. Government Agencies	1.6%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return (1) for the period ended June 30, 2024

	1 Year	5 Year	10 Year	Commencement of Operations (04/30/03)
Market Price	9.17%	1.27%	1.70%	7.70%
NAV	14.34%	5.19%	8.07%	10.31%
ICE BofA US High Yield Index	10.44%	3.73%	4.21%	6.84%
All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.
It is not possible to invest directly in an unmanaged index.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end
is available at www.pimco.com or via (844)
33-PIMCO.
Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Fund Information as of June 30, 2024
(1)

Market Price	$4.82

NAV	$4.56

Premium/(Discount) to NAV	5.70%

Market Price Distribution Rate (2)	11.95%

NAV Distribution Rate (2)	12.63%

Total Effective Leverage (3)	15.27%
Investment Objective and Strategy Overview
PIMCO High Income Fund’s primary investment objective is to seek high current income, with capital appreciation as a secondary objective.
Fund Insights at NAV
The following affected performance (on a gross basis) during the reporting period:

»
Holdings related to corporate special situation investments, which include companies undergoing stress, distress, challenges or significant transition, contributed to absolute performance, as the securities posted positive returns.

»	Exposure to corporate credit, notably bank loans and high yield credit, contributed to absolute performance, as the asset classes posted positive returns.

»	Exposure to emerging market debt contributed to absolute performance, as the sector posted positive performance.

»
The costs associated with one or more forms of leverage detracted from performance. The costs of leverage generally will reduce returns to the extent they exceed the rate of return on the additional investments purchased with such leverage.

»	Holdings related to emerging market special situation investments detracted from absolute performance, as select securities posted negative returns.

»	Interest rate swaps detracted from performance, as interest rates rose.

12	PIMCO CLOSED-END FUNDS

Market and Net Asset Value Information

The Fund’s common shares are listed on the NYSE under the trading or “ticker” symbol “PHK”. The Fund’s common shares commenced trading on the NYSE in April 2003. The conduct of any offering and the issuance of additional common shares pursuant to any offering may have an adverse effect on prices in the secondary market for the Fund’s common shares by increasing the number of shares available, which may put downward pressure on the market price for the common shares. The NAV of the Fund’s common shares will be reduced immediately following an offering by the sales load, commissions and offering expenses paid or reimbursed by the Fund in connection with such offering. The completion of an offering may result in an immediate dilution of the NAV per common share for all existing common shareholders.

The following table sets forth, for each of the periods indicated, the high and low closing market prices of the Fund’s common shares on the NYSE, the high and low NAV per common share and the high and low premium/discount to NAV per common share. See Note 3, Investment Valuation and Fair Value Measurements in the Notes to Financial Statements for information as to how the Fund’s NAV is determined.

	Common share market price (1)		Common share net asset value		Premium (discount) as a % of net asset value
Quarter	High	Low	High	Low	High	Low
Quarter ended June 30, 2024	$5.00	$4.63	$4.66	$4.55	7.53%	1.54%
Quarter ended March 31, 2024	$5.01	$4.79	$4.68	$4.58	8.24%	4.59%
Quarter ended December 31, 2023	$4.99	$4.16	$4.65	$4.26	7.54%	(2.35)%
Quarter ended September 30, 2023	$5.13	$4.42	$4.52	$4.38	14.51%	0.91%
Quarter ended June 30, 2023	$5.00	$4.64	$4.59	$4.49	10.38%	3.11%
Quarter ended March 31, 2023	$5.35	$4.71	$4.81	$4.54	12.53%	1.94%
Quarter ended December 31, 2022	$5.05	$4.58	$4.71	$4.55	7.91%	0.44%
Quarter ended September 30, 2022	$5.37	$4.64	$4.96	$4.63	9.40%	(0.22)%

(1)	Such prices reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

ANNUAL REPORT	|	JUNE 30, 2024	13

Summary of Fund Expenses
The following table is intended to assist investors in understanding the fees and expenses (annualized) that an investor in Common Shares of the Fund would bear, directly or indirectly, as a result of an offering. The table reflects the use of leverage attributable to the Fund’s outstanding Preferred Shares and reverse repurchase agreements averaged over the fiscal year ended June 30, 2024 in an amount equal to 14.80%
(2)(3)
of the Fund’s total average managed assets (including assets attributable to such leverage) and 85.20% of the Fund’s total average net assets attributable to Common Shares, and shows Fund expenses as a percentage of net assets attributable to Common Shares. The percentages above do not reflect the Fund’s use of other forms of economic leverage, such as credit default swaps or other derivative instruments. The table and example below are based on the Fund’s capital structure as of June 30, 2024. The extent of the Fund’s assets attributable to leverage following an offering, and the Fund’s associated expenses, are likely to vary (perhaps significantly) from these assumptions.
Shareholder Transaction Expense

Sales load (as a percentage of offering price) (1)	[ ]%

Offering Expenses Borne by Common Shareholders (as a percentage of offering price) (2)	[ ]%

Dividend Reinvestment Plan Fees (3)	None

1	In the event that the Common Shares to which this relates are sold to or through underwriters or dealer managers, a corresponding supplement will disclose the applicable sale load and/or commission.
2
The related supplement will disclose the estimated amount of offering expense, the offering price and the offering expenses borne by the Fund and indirectly by all of its Common Shareholders as a percentage of the offering price.

3
You will pay broker chargers if you direct your broker or the plan agent to sell your Common Shares that you acquired pursuant to a dividend reinvestment plan. You may also pay a pro rata share of brokerage commissions incurred in connection with open market purchase pursuant to the Fund’s Dividend Reinvestment Plan.

Annual Fund Operating Expenses

Percentage of Net Assets Attributable to Common Shares (reflecting leverage attributable to ARPS and reverse repurchase agreements)

Management Fees (1)	0.80%

Dividend Cost on Preferred Shares (2)	0.01%

Interest Payments on Borrowed Funds (3)	2.06%

Other Expenses (4)	0.05%

Total Annual Fund Operating Expenses (5)	2.92%

1.
Management fees include fees payable to the Investment Manager for advisory services and for supervisory, administrative and other services. The Fund pays for the advisory, supervisory and administrative services it requires under what is essentially an all-in
fee structure. Pursuant to an investment management agreement, PIMCO is paid a Management Fee of 0.76% of the Fund’s average daily net assets (including daily net assets attributable to any Preferred Shares of the Fund that may be outstanding). The Fund (and not PIMCO) will be responsible for certain fees and expenses which are, reflected in the table above, that are not covered by the management fee under the investment management agreement. Please see Note 9, Fees and Expenses in the Notes to Financial Statements for an explanation of the management fee.
2.
Reflects the Fund’s outstanding Preferred Shares averaged over the fiscal year ended June 30, 2024, which represented 0.21% of the Fund’s total average managed assets (including the liquidation preference of outstanding Preferred Shares and assets attributable to reverse repurchase agreements), at an estimated annual dividend rate to the Fund of 4.26% (based on the weighted average Preferred Share dividend rate during the fiscal year ended June 30, 2024) and assumes the Fund will continue to pay Preferred Share dividends at the “maximum applicable rate” called for under the Fund’s Bylaws due to the ongoing failure of auctions for the ARPS. The actual dividend rate paid on the ARPS will vary over time in accordance with variations in market interest rates.

3.
Reflects the Fund’s use of leverage in the form of reverse repurchase agreements averaged over the fiscal year ended June 30, 2024, which represented 14.59% of the Fund’s total average managed assets (including assets attributable to reverse repurchase agreements), at an annual interest rate cost to the Fund of 5.80%, which is the weighted average interest rate cost during the fiscal year ended June 30, 2024. The actual amount of borrowing expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of reverse repurchase agreements, dollar rolls/buybacks and/or borrowings and variations in market interest rates. Borrowing expense is required to be treated as an expense of the Fund for accounting purposes. Any associated income or gains (or losses) realized from leverage obtained through such instruments is not reflected in the Annual Fund Operating Expenses table above, but would be reflected in the Fund’s performance results.

4.	Other expenses are estimated for the Fund’s current fiscal year ending June 30, 2025.
5.
“Dividend Cost on Preferred Shares”, including distributions on Preferred Shares, and “Interest Payments on Borrowed Funds” are borne by the Fund separately from management fees paid to PIMCO. Excluding these expenses, Total Annual Fund Operating Expenses are 0.85%. Excluding only distributions on Preferred Shares of 0.01%, Total Annual Fund Operating Expenses are 2.91%.

Example
The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares of the Fund, assuming (1) that the Fund’s net assets do not increase or decrease, (2) that the Fund incurs total annual expenses of 2.92% of net assets attributable to Common Shares in years 1 through 10 (assuming outstanding Preferred Shares and assets attributable to reverse repurchase agreements representing 14.80% of the Fund’s total managed assets) and (3) a 5% annual return
(1)
:

	1 Year	3 Years	5 Years	10 Years

Total Expenses Incurred	$30	$90	$154	$324

(1)
The example above should not be considered a representation of future expenses.
Actual expenses may be higher or lower than those shown. The example assumes that the estimated Interest Payments on Borrowed Funds, Dividend Cost on Preferred Shares and Other Expenses set forth in the Annual Fund Operating Expenses table are accurate, that the rate listed under Total Annual Fund Operating Expenses remains the same each year and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example. The example does not include commissions or estimated offering expenses, which would cause the expenses shown in the example to increase. In connection with an offering of Common Shares, the prospectus supplement will set forth an example including sales load and estimated offering costs.

14	PIMCO CLOSED-END FUNDS

PIMCO Income Strategy Fund

Symbol on NYSE - PFL

Cumulative Returns Through June 30, 2024

(in thousands)
$50.0
40.0
30.0
20.0
10.0
0
08/03
01/14
06/24
INDEX
$39,104
FUND'S NET ASSET VALUE
$37,533
FUND MARKET PRICE
$36,299

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2024
†
§

Corporate Bonds & Notes	31.5%

Loan Participations and Assignments	28.5%

Non-Agency Mortgage-Backed Securities	9.5%

Common Stocks	8.8%

Short-Term Instruments ‡	8.5%

Asset-Backed Securities	5.7%

Sovereign Issues	2.8%

Municipal Bonds & Notes	2.3%

U.S. Government Agencies	1.3%

Other	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return (1) for the period ended June 30, 2024

	1 Year	5 Year	10 Year	Commencement of Operations (08/29/03)
Market Price	12.60%	3.55%	6.55%	6.38%
NAV	14.02%	4.48%	6.28%	6.54%
ICE BofA US High Yield Index	10.44%	3.73%	4.21%	6.76% ♦
All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.
♦
Average annual total return since 08/31/2003.
It is not possible to invest directly in an unmanaged index.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end
is available at www.pimco.com or via (844)
33-PIMCO.
Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Fund Information as of June 30, 2024
(1)

Market Price	$8.15

NAV	$7.84

Premium/(Discount) to NAV	3.95%

Market Price Distribution Rate (2)	11.99%

NAV Distribution Rate (2)	12.46%

Total Effective Leverage (3)	17.66%
Investment Objective and Strategy Overview
PIMCO Income Strategy Fund’s investment objective is to seek high current income, consistent with the preservation of capital.
Fund Insights at NAV
The following affected performance (on a gross basis) during the reporting period:

»
Holdings related to corporate special situation investments, which include companies undergoing stress, distress, challenges or significant transition, contributed to absolute performance, as the securities posted positive returns.

»	Exposure to corporate credit, notably bank loans and high yield, contributed to absolute performance, as the asset classes posted positive returns.

»	Exposure to emerging market debt contributed to absolute performance, as the sector posted positive performance.

»
The costs associated with one or more forms of leverage detracted from performance. The costs of leverage generally will reduce returns to the extent they exceed the rate of return on the additional investments purchased with such leverage.

»	Interest Rate swaps detracted from performance, as interest rates rose.

»	Holdings related to emerging market special situation investments detracted from absolute performance, as select securities posted negative returns.

ANNUAL REPORT	|	JUNE 30, 2024	15

Market and Net Asset Value Information

The Fund’s common shares are listed on the NYSE under the trading or “ticker” symbol “PFL.” The Fund’s common shares commenced trading on the NYSE in August 2003. The conduct of any offering and the issuance of additional common shares pursuant to any offering may have an adverse effect on prices in the secondary market for the Fund’s common shares by increasing the number of shares available, which may put downward pressure on the market price for the common shares. The NAV of the Fund’s common shares will be reduced immediately following an offering by the sales load, commissions and offering expenses paid or reimbursed by the Fund in connection with such offering. The completion of an offering may result in an immediate dilution of the NAV per common share for all existing common shareholders.

The following table sets forth, for each of the periods indicated, the high and low closing market prices of the Fund’s common shares on the NYSE, the high and low NAV per common share and the high and low premium/discount to NAV per common share. See Note 3, Investment Valuation and Fair Value Measurements in the Notes to Financial Statements for information as to how the Fund’s NAV is determined.

	Common share market price (1)		Common share net asset value		Premium (discount) as a % of net asset value
Quarter	High	Low	High	Low	High	Low
Quarter ended June 30, 2024	$8.55	$8.01	$8.11	$7.83	5.69%	1.39%
Quarter ended March 31, 2024	$8.60	$8.27	$8.14	$7.95	7.37%	2.86%
Quarter ended December 31, 2023	$8.44	$7.02	$8.10	$7.35	4.69%	(4.88)%
Quarter ended September 30, 2023	$8.34	$7.52	$7.77	$7.54	7.75%	(1.05)%
Quarter ended June 30, 2023	$8.23	$7.75	$7.89	$7.72	5.13%	0.13%
Quarter ended March 31, 2023	$9.00	$7.93	$8.39	$7.78	8.31%	0.87%
Quarter ended December 31, 2022	$8.61	$7.84	$8.20	$7.89	6.43%	(1.00)%
Quarter ended September 30, 2022	$9.75	$7.97	$8.74	$8.03	12.37%	(1.60)%

(1)	Such prices reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

16	PIMCO CLOSED-END FUNDS

Summary of Fund Expenses
The following table is intended to assist investors in understanding the fees and expenses (annualized) that an investor in Common Shares of the Fund would bear, directly or indirectly, as a result of an offering. The table reflects the use of leverage attributable to the Fund’s outstanding Preferred Shares and reverse repurchase agreements averaged over the fiscal year ended June 30, 2024 in an amount equal to 16.98%
(2)(3)
of the Fund’s total average managed assets (including assets attributable to such leverage) and 83.02% of the Fund’s total average net assets attributable to Common Shares, and shows Fund expenses as a percentage of net assets attributable to Common Shares. The percentages above do not reflect the Fund’s use of other forms of economic leverage, such as credit default swaps or other derivative instruments. The table and example below are based on the Fund’s capital structure as of June 30, 2024. The extent of the Fund’s assets attributable to leverage following an offering, and the Fund’s associated expenses, are likely to vary (perhaps significantly) from these assumptions.
Shareholder Transaction Expense

Sales load (as a percentage of offering price) (1)	[ ]%

Offering Expenses Borne by Common Shareholders (as a percentage of offering price) (2)	[ ]%

Dividend Reinvestment Plan Fees (3)	None

1	In the event that the Common Shares to which this relates are sold to or through underwriters or dealer managers, a corresponding supplement will disclose the applicable sale load and/or commission.
2
The related supplement will disclose the estimated amount of offering expense, the offering price and the offering expenses borne by the Fund and indirectly by all of its Common Shareholders as a percentage of the offering price.

3
You will pay broker chargers if you direct your broker or the plan agent to sell your Common Shares that you acquired pursuant to a dividend reinvestment plan. You may also pay a pro rata share of brokerage commissions incurred in connection with open market purchase pursuant to the Fund’s Dividend Reinvestment Plan.

Annual Fund Operating Expenses

Percentage of Net Assets Attributable to Common Shares (reflecting leverage attributable to ARPS and reverse repurchase agreements)

Management Fees (1)	1.09%

Dividend Cost on Preferred Shares (2)	0.01%

Interest Payments on Borrowed Funds (3)	2.16%

Other Expenses (4)	0.09%

Total Annual Fund Operating Expenses (5)	3.35%

1.
Management fees include fees payable to the Investment Manager for advisory services and for supervisory, administrative and other services. The Fund pays for the advisory, supervisory and administrative services it requires under what is essentially an all-in
fee structure. Pursuant to an investment management agreement, PIMCO is paid a Management Fee of 0.86% of the Fund’s average weekly total managed assets. “Total managed assets” includes the total assets of the Fund (including any assets attributable to any Preferred Shares or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage).

The Fund (and not PIMCO) will be responsible for certain fees and expenses which are, reflected in the table above, that are not covered by the management fee under the investment management agreement. Please see Note 9, Fees and Expenses in the Notes to Financial Statements for an explanation of the management fee.

2.
Reflects the Fund’s outstanding Preferred Shares averaged over the fiscal year ended June 30, 2024, which represented 0.25% of the Fund’s total average managed assets (including the liquidation preference of outstanding Preferred Shares and assets attributable to reverse repurchase agreements), at an estimated annual dividend rate to the Fund of 4.28% (based on the weighted average Preferred Share dividend rate during the fiscal year ended June 30, 2024) and assumes the Fund will continue to pay Preferred Share dividends at the “maximum applicable rate” called for under the Fund’s Bylaws due to the ongoing failure of auctions for the ARPS. The actual dividend rate paid on the ARPS will vary over time in accordance with variations in market interest rates.

3.
Reflects the Fund’s use of leverage in the form of reverse repurchase agreements averaged over the fiscal year ended June 30, 2024, which represented 16.73% of the Fund’s total average managed assets (including assets attributable to reverse repurchase agreements), at an annual interest rate cost to the Fund of 5.73%, which is the weighted average interest rate cost during the fiscal year ended June 30, 2024. The actual amount of borrowing expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of reverse repurchase agreements, dollar rolls/buybacks and/or borrowings and variations in market interest rates. Borrowing expense is required to be treated as an expense of the Fund for accounting purposes. Any associated income or gains (or losses) realized from leverage obtained through such instruments is not reflected in the Annual Fund Operating Expenses table above, but would be reflected in the Fund’s performance results.

4.	Other expenses are estimated for the Fund’s current fiscal year ending June 30, 2025.
5.
“Dividend Cost on Preferred Shares”, including distributions on Preferred Shares, and “Interest Payments on Borrowed Funds” are borne by the Fund separately from management fees paid to PIMCO. Excluding these expenses, Total Annual Fund Operating Expenses are 1.18%. Excluding only distributions on Preferred Shares of 0.01%, Total Annual Fund Operating Expenses are 3.34%.

Example
The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares of the Fund, assuming (1) that the Fund’s net assets do not increase or decrease, (2) that the Fund incurs total annual expenses of 3.35% of net assets attributable to Common Shares in years 1 through 10 (assuming outstanding Preferred Shares and assets attributable to reverse repurchase agreements representing 16.98% of the Fund’s total managed assets) and (3) a 5% annual return
(1)
:

	1 Year	3 Years	5 Years	10 Years

Total Expenses Incurred	$34	$103	$175	$364

(1)
The example above should not be considered a representation of future expenses.
Actual expenses may be higher or lower than those shown. The example assumes that the estimated Interest Payments on Borrowed Funds, Dividend Cost on Preferred Shares and Other Expenses set forth in the Annual Fund Operating Expenses table are accurate, that the rate listed under Total Annual Fund Operating Expenses remains the same each year and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example. The example does not include commissions or estimated offering expenses, which would cause the expenses shown in the example to increase. In connection with an offering of Common Shares, the prospectus supplement will set forth an example including sales load and estimated offering costs.

ANNUAL REPORT	|	JUNE 30, 2024	17

PIMCO Income Strategy Fund II

Symbol on NYSE - PFN

Cumulative Returns Through June 30, 2024

(in thousands)
$40.0
30.0
20.0
10.0
0
10/04
8/14
6/24
INDEX
$33,245
FUND'S NET ASSET VALUE
$30,436
FUND MARKET PRICE
$29,827

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2024
†
§

Loan Participations and Assignments	28.3%

Corporate Bonds & Notes	28.0%

Non-Agency Mortgage-Backed Securities	11.2%

Short-Term Instruments ‡	10.4%

Common Stocks	9.4%

Asset-Backed Securities	4.8%

Sovereign Issues	2.9%

Municipal Bonds & Notes	2.3%

U.S. Government Agencies	1.4%

Other	1.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return (1) for the period ended June 30, 2024

	1 Year	5 Year	10 Year	Commencement of Operations (10/29/04)
Market Price	12.55%	3.23%	6.53%	5.71%
NAV	14.13%	3.99%	6.22%	5.81%
ICE BofA US High Yield Index	10.44%	3.73%	4.21%	6.30% ♦
All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.
♦
Average annual total return since 10/31/2004.
It is not possible to invest directly in an unmanaged index.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end
is available at www.pimco.com or via (844)
33-PIMCO.
Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Fund Information as of June 30, 2024
(1)

Market Price	$7.17

NAV	$6.92

Premium/(Discount) to NAV	3.61%

Market Price Distribution Rate (2)	12.02%

NAV Distribution Rate (2)	12.45%

Total Effective Leverage (3)	16.19%
Investment Objective and Strategy Overview
PIMCO Income Strategy Fund II’s investment objective is to seek high current income, consistent with the preservation of capital.
Fund Insights at NAV
The following affected performance (on a gross basis) during the reporting period:

»
Holdings related to corporate special situation investments, which include companies undergoing stress, distress, challenges or significant transition, contributed to absolute performance, as the securities posted positive returns.

»	Exposure to corporate credit, notably bank loans and high yield credit, contributed to absolute performance, as the asset classes posted positive returns.

»	Exposure to emerging market debt contributed to absolute performance, as the sector posted positive performance.

»
The costs associated with one or more forms of leverage detracted from performance. The costs of leverage generally will reduce returns to the extent they exceed the rate of return on the additional investments purchased with such leverage.

»	Active interest rate positioning detracted from performance, as interest rates rose.

»	Holdings related to emerging market special situation investments detracted from absolute performance, as select securities posted negative returns.

18	PIMCO CLOSED-END FUNDS

Market and Net Asset Value Information

The Fund’s common shares are listed on the NYSE under the trading or “ticker” symbol “PFN”. The Fund’s common shares commenced trading on the NYSE in October 2004. The conduct of any offering and the issuance of additional common shares pursuant to any offering may have an adverse effect on prices in the secondary market for the Fund’s common shares by increasing the number of shares available, which may put downward pressure on the market price for the common shares. The NAV of the Fund’s common shares will be reduced immediately following an offering by the sales load, commissions and offering expenses paid or reimbursed by the Fund in connection with such offering. The completion of an offering may result in an immediate dilution of the NAV per common share for all existing common shareholders.

The following table sets forth, for each of the periods indicated, the high and low closing market prices of the Fund’s common shares on the NYSE, the high and low NAV per common share and the high and low premium/discount to NAV per common share. See Note 3, Investment Valuation and Fair Value Measurements in the Notes to Financial Statements for information as to how the Fund’s NAV is determined.

	Common share market price (1)		Common share net asset value		Premium (discount) as a % of net asset value
Quarter	High	Low	High	Low	High	Low
Quarter ended June 30, 2024	$7.53	$7.01	$7.14	$6.92	6.01%	0.57%
Quarter ended March 31, 2024	$7.54	$7.21	$7.17	$7.01	7.26%	1.69%
Quarter ended December 31, 2023	$7.23	$6.02	$7.12	$6.46	3.18%	(7.24)%
Quarter ended September 30, 2023	$7.27	$6.51	$6.85	$6.66	6.94%	(2.54)%
Quarter ended June 30, 2023	$7.25	$6.84	$6.96	$6.81	5.25%	0.00%
Quarter ended March 31, 2023	$8.00	$6.94	$7.41	$6.86	8.47%	(0.28)%
Quarter ended December 31, 2022	$7.70	$6.77	$7.22	$6.94	6.80%	(2.73)%
Quarter ended September 30, 2022	$8.39	$6.91	$7.69	$7.06	9.87%	(3.35)%

(1)	Such prices reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

ANNUAL REPORT	|	JUNE 30, 2024	19

Summary of Fund Expenses
The following table is intended to assist investors in understanding the fees and expenses (annualized) that an investor in Common Shares of the Fund would bear, directly or indirectly, as a result of an offering. The table reflects the use of leverage attributable to the Fund’s outstanding Preferred Shares and reverse repurchase agreements averaged over the fiscal year ended June 30, 2024 in an amount equal to 17.14%
(2)(3)
of the Fund’s total average managed assets (including assets attributable to such leverage) and 82.86% of the Fund’s total average net assets attributable to Common Shares, and shows Fund expenses as a percentage of net assets attributable to Common Shares. The percentages above do not reflect the Fund’s use of other forms of economic leverage, such as credit default swaps or other derivative instruments. The table and example below are based on the Fund’s capital structure as of June 30, 2024. The extent of the Fund’s assets attributable to leverage following an offering, and the Fund’s associated expenses, are likely to vary (perhaps significantly) from these assumptions.
Shareholder Transaction Expense

Sales load (as a percentage of offering price) (1)	[ ]%

Offering Expenses Borne by Common Shareholders (as a percentage of offering price) (2)	[ ]%

Dividend Reinvestment Plan Fees (3)	None

1	In the event that the Common Shares to which this relates are sold to or through underwriters or dealer managers, a corresponding supplement will disclose the applicable sale load and/or commission.
2
The related supplement will disclose the estimated amount of offering expense, the offering price and the offering expenses borne by the Fund and indirectly by all of its Common Shareholders as a percentage of the offering price.

3
You will pay broker chargers if you direct your broker or the plan agent to sell your Common Shares that you acquired pursuant to a dividend reinvestment plan. You may also pay a pro rata share of brokerage commissions incurred in connection with open market purchase pursuant to the Fund’s Dividend Reinvestment Plan.

Annual Fund Operating Expenses

Percentage of Net Assets Attributable to Common Shares (reflecting leverage attributable to ARPS and reverse repurchase agreements)

Management Fees (1)	1.06%

Dividend Cost on Preferred Shares (2)	0.06%

Interest Payments on Borrowed Funds (3)	1.96%

Other Expenses (4)	0.07%

Total Annual Fund Operating Expenses (5)	3.15%

1.
Management fees include fees payable to the Investment Manager for advisory services and for supervisory, administrative and other services. The Fund pays for the advisory, supervisory and administrative services it requires under what is essentially an all-in
fee structure. Pursuant to an investment management agreement, PIMCO is paid a Management Fee of 0.83% of the Fund’s average weekly total managed assets. “Total managed assets” includes the total assets of the Fund (including any assets attributable to any Preferred Shares or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage).

The Fund (and not PIMCO) will be responsible for certain fees and expenses which are, reflected in the table above, that are not covered by the management fee under the investment management agreement. Please see Note 9, Fees and Expenses in the Notes to Financial Statements for an explanation of the management fee.

2.
Reflects the Fund’s outstanding Preferred Shares averaged over the fiscal year ended June 30, 2024, which represented 0.46% of the Fund’s total average managed assets (including the liquidation preference of outstanding Preferred Shares and assets attributable to reverse repurchase agreements), at an estimated annual dividend rate to the Fund of 6.87% (based on the weighted average Preferred Share dividend rate during the fiscal year ended June 30, 2024) and assumes the Fund will continue to pay Preferred Share dividends at the “maximum applicable rate” called for under the Fund’s Bylaws due to the ongoing failure of auctions for the ARPS. The actual dividend rate paid on the ARPS will vary over time in accordance with variations in market interest rates.

3.
Reflects the Fund’s use of leverage in the form of reverse repurchase agreements averaged over the fiscal year ended June 30, 2024, which represented 16.68% of the Fund’s total average managed assets (including assets attributable to reverse repurchase agreements), at an annual interest rate cost to the Fund of 5.75%, which is the weighted average interest rate cost during the fiscal year ended June 30, 2024. The actual amount of borrowing expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of reverse repurchase agreements, dollar rolls/buybacks and/or borrowings and variations in market interest rates. Borrowing expense is required to be treated as an expense of the Fund for accounting purposes. Any associated income or gains (or losses) realized from leverage obtained through such instruments is not reflected in the Annual Fund Operating Expenses table above, but would be reflected in the Fund’s performance results.

4.	Other expenses are estimated for the Fund’s current fiscal year ending June 30, 2025.
5.
“Dividend Cost on Preferred Shares”, including distributions on Preferred Shares, and “Interest Payments on Borrowed Funds” are borne by the Fund separately from management fees paid to PIMCO. Excluding these expenses, Total Annual Fund Operating Expenses are 1.13%. Excluding only distributions on Preferred Shares of 0.06%, Total Annual Fund Operating Expenses are 3.09%.

Example
The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares of the Fund, assuming (1) that the Fund’s net assets do not increase or decrease, (2) that the Fund incurs total annual expenses of 3.15% of net assets attributable to Common Shares in years 1 through 10 (assuming outstanding Preferred Shares and assets attributable to reverse repurchase agreements representing 17.14% of the Fund’s total managed assets) and (3) a 5% annual return
(1)
:

	1 Year	3 Years	5 Years	10 Years

Total Expenses Incurred	$32	$97	$165	$346

(1)
The example above should not be considered a representation of future expenses.
Actual expenses may be higher or lower than those shown. The example assumes that the estimated Interest Payments on Borrowed Funds, Dividend Cost on Preferred Shares and Other Expenses set forth in the Annual Fund Operating Expenses table are accurate, that the rate listed under Total Annual Fund Operating Expenses remains the same each year and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example. The example does not include commissions or estimated offering expenses, which would cause the expenses shown in the example to increase. In connection with an offering of Common Shares, the prospectus supplement will set forth an example including sales load and estimated offering costs.

20	PIMCO CLOSED-END FUNDS

Index Descriptions

Index	Index Description

ICE BofA US High Yield Index
ICE BofA US High Yield Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of USD 100 million. Bonds must be rated below investment grade based on a composite of Moody’s and S&P.

* It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	JUNE 30, 2024	21

Financial Highlights

			Investment Operations		Less Distributions to ARPS (c)			Less Distributions to Common Shareholders (d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period (a)		Net Investment Income (Loss) (b)	Net Realized/ Unrealized Gain (Loss)	From Net Investment Income	From Net Realized Capital Gains	Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Corporate & Income Opportunity Fund

06/30/2024	$10.83		$1.11	$0.33	$(0.07)	$0.00	$1.37	$(0.95)	$0.00	$(0.48)	$(1.43)

06/30/2023	11.21		1.32	(0.25)	(0.12)	0.00	0.95	(1.58)	0.00	0.00	(1.58)

08/01/2021 - 06/30/2022 (i)	14.40		1.21	(3.22)	(0.01)	0.00	(2.02)	(1.32)	0.00	0.00	(1.32	) (j)

07/31/2021	12.44		1.32	1.78	0.00	0.00	3.10	(1.22)	0.00	(0.34)	(1.56)

07/31/2020	14.66		1.36	(2.41)	(0.05)	0.00	(1.10)	(1.59)	0.00	0.00	(1.59)

07/31/2019	14.80	(h)	1.36	0.09	(0.13)	0.00	1.32	(1.63)	0.00	0.00	(1.63)

07/31/2018	14.87		1.30	0.16	(0.09)	0.00	1.37	(1.56)	0.00	0.00	(1.56)

07/31/2017	13.27		1.21	2.06	(0.04)	0.00	3.23	(1.59)	0.00	(0.14)	(1.73)

07/31/2016	14.23		1.30	(0.65)	(0.02)	0.00	0.63	(1.59)	0.00	0.00	(1.59)

12/01/2014 - 07/31/2015 (k)	15.41		0.68	(0.33)	(0.00)	0.00	0.35	(1.69)	0.00	0.00	(1.69	) (l)

11/30/2014	16.62		1.14	1.06	(0.00)	(0.01)	2.19	(1.56)	(1.84)	0.00	(3.40)

11/30/2013	17.58		1.43	0.19	(0.00)	(0.00)	1.62	(1.82)	(0.76)	0.00	(2.58)

PIMCO Corporate & Income Strategy Fund

06/30/2024	$11.14		$1.01	$0.37	$(0.02)	$0.00	$1.36	$(1.00)	$0.00	$(0.35)	$(1.35)

06/30/2023	11.60		1.19	(0.27)	(0.03)	0.00	0.89	(1.50)	0.00	0.00	(1.50)

08/01/2021 - 06/30/2022 (i)	14.54		1.11	(2.93)	0.00	0.00	(1.82)	(1.24)	0.00	0.00	(1.24	) (j)

07/31/2021	12.76		1.24	1.77	0.00	0.00	3.01	(1.35)	0.00	0.00	(1.35)

07/31/2020	14.94		1.31	(2.07)	(0.01)	0.00	(0.77)	(1.41)	0.00	0.00	(1.41)

07/31/2019	14.90	(h)	1.22	0.20	(0.05)	0.00	1.37	(1.43)	0.00	0.00	(1.43)

07/31/2018	15.32		1.20	(0.24)	(0.03)	0.00	0.93	(1.35)	0.00	0.00	(1.35)

07/31/2017	14.28		1.12	1.70	(0.01)	0.00	2.81	(1.75)	0.00	(0.02)	(1.77)

07/31/2016	14.75		1.24	(0.84)	(0.01)	0.00	0.39	(1.37)	0.00	0.00	(1.37)

11/01/2014 - 07/31/2015 (m)	15.60		0.73	(0.21)	(0.00)	0.00	0.52	(1.37)	0.00	0.00	(1.37	) (l)

10/31/2014	16.04		0.99	0.87	(0.00)	(0.00)	1.86	(1.35)	(0.95)	0.00	(2.30)

10/31/2013	15.90		1.28	0.44	(0.01)	0.00	1.71	(1.57)	0.00	0.00	(1.57)

PIMCO High Income Fund

06/30/2024	$4.51		$0.40	$0.22	$(0.02)	$0.00	$0.60	$(0.48)	$0.00	$(0.10)	$(0.58)

06/30/2023	4.72		0.48	(0.10)	(0.03)	0.00	0.35	(0.58)	0.00	0.00	(0.58)

08/01/2021 - 06/30/2022 (i)	5.92		0.47	(1.14)	0.00	0.00	(0.67)	(0.53)	0.00	0.00	(0.53	) (j)

07/31/2021	5.01		0.56	0.93	0.00	0.00	1.49	(0.44)	0.00	(0.14)	(0.58)

07/31/2020	6.38		0.65	(1.30)	(0.01)	0.00	(0.66)	(0.68)	0.00	(0.03)	(0.71)

07/31/2019	6.54	(h)	0.61	0.11	(0.03)	0.00	0.69	(0.73)	0.00	(0.16)	(0.89)

07/31/2018	6.90		0.62	0.01	(0.02)	0.00	0.61	(0.84)	0.00	(0.13)	(0.97)

07/31/2017	6.63		0.67	0.71	(0.01)	0.00	1.37	(0.91)	0.00	(0.19)	(1.10)

07/31/2016	7.37		0.74	(0.48)	(0.00)	0.00	0.26	(1.18)	0.00	(0.08)	(1.26)

04/01/2015 - 07/31/2015 (n)	7.59		0.21	0.06	(0.00)	0.00	0.27	(0.33)	0.00	(0.16)	(0.49	) (l)

03/31/2015	8.23		0.94	(0.12)	(0.00)	0.00	0.82	(1.46)	0.00	0.00	(1.46)

03/31/2014	8.65		0.84	0.20	(0.00)	0.00	1.04	(1.35)	0.00	(0.11)	(1.46)

PIMCO Income Strategy Fund

06/30/2024	$7.77		$0.74	$0.27	$(0.04)	$0.00	$0.97	$(0.64)	$0.00	$(0.34)	$(0.98)

06/30/2023	8.39		0.86	(0.44)	(0.09)	0.00	0.33	(0.98)	0.00	0.00	(0.98)

08/01/2021 - 06/30/2022 (i)	10.66		0.75	(2.11)	(0.02)	0.00	(1.38)	(0.90)	0.00	0.00	(0.90	) (j)

07/31/2021	9.46		0.91	1.32	(0.02)	0.00	2.21	(0.84)	0.00	(0.24)	(1.08)

07/31/2020	11.00		1.01	(1.52)	(0.04)	0.00	(0.55)	(0.97)	0.00	(0.11)	(1.08)

07/31/2019	11.14	(h)	0.90	0.02	(0.07)	0.00	0.85	(0.99)	0.00	(0.09)	(1.08)

07/31/2018	11.60		0.87	(0.19)	(0.06)	0.00	0.62	(1.07)	0.00	(0.01)	(1.08)

07/31/2017	10.53		0.88	1.31	(0.04)	0.00	2.15	(1.08)	0.00	0.00	(1.08)

07/31/2016	11.46		0.88	(0.70)	(0.03)	0.00	0.15	(1.08)	0.00	0.00	(1.08)

07/31/2015	12.15		0.79	(0.34)	(0.03)	0.00	0.42	(1.22)	0.00	0.00	(1.22)

07/31/2014	11.70		0.79	0.78	(0.04)	0.00	1.53	(1.08)	0.00	0.00	(1.08)

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

			Common Share				Ratios/Supplemental Data
								Ratios to Average Net Assets (f)(o)
Increase resulting from Common Share offering	Offering Cost Charged to Paid in Capital	Increase Resulting from Tender of ARPS (c)	Net Asset Value End of Year or Period (a)		Market Price End of Year or Period	Total Investment Return (e)	Net Assets Applicable to Common Shareholders End of Year or Period (000s)	Expenses (g)		Expenses Excluding Waivers (g)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$0.35	$0.00	$0.05	$11.17		$14.31	13.77%	$1,817,343	2.33%		2.33%		0.74%		0.74%		10.07%		31%

0.25	0.00	0.00	10.83		14.00	27.06	1,532,891	2.23		2.23		0.78		0.78		11.80		35

0.15	0.00	0.00	11.21		12.51	(33.71)	1,361,439	1.13	*	1.13	*	0.77	*	0.77	*	9.86	*	58

0.42	0.00	0.00	14.40		20.56	46.75	1,643,538	1.06		1.06		0.76		0.76		9.60		58

0.47	(0.00)	0.00	12.44		15.34	(8.77)	1,248,837	1.30		1.30		0.82		0.82		10.20		34

0.15	0.00	0.02	14.66		18.60	14.48	1,291,233	1.35		1.35		0.80		0.80		9.44		22

0.12	0.00	0.00	14.80	(h)	17.95	16.78	1,219,515	1.26		1.26		0.81		0.81		8.73		19

0.10	0.00	0.00	14.87		16.92	29.18	1,140,768	1.08		1.08		0.83		0.83		8.68		39

N/A	N/A	0.00	13.27		14.75	16.09	946,843	0.89		0.89		0.85		0.85		9.93		45

N/A	N/A	0.16	14.23		14.31	(13.61)	1,006,484	0.91	*	0.91	*	0.90	*	0.90	*	7.01	*	34

N/A	N/A	0.00	15.41		18.50	26.04	1,082,000	0.91		0.91		0.91		0.91		7.36		44

N/A	N/A	0.00	16.62		17.75	(0.15)	1,149,779	0.91		0.91		0.91		0.91		8.49		118

$0.22	$0.00	$0.03	$11.40		$13.21	12.39%	$657,867	2.31%		2.31%		0.87%		0.87%		8.96%		28%

0.15	0.00	0.00	11.14		13.11	17.15	551,441	2.40		2.40		0.89		0.89		10.38		29

0.12	0.00	0.00	11.60		12.65	(27.59)	509,542	1.22	*	1.22	*	0.88	*	0.88	*	8.89	*	47

0.12	(0.00)	0.00	14.54		18.93	34.41	605,830	1.15		1.15		0.87		0.87		8.95		48

N/A	N/A	0.00	12.76		15.29	(7.72)	509,488	1.57		1.57		0.87		0.87		9.57		31

N/A	N/A	0.10	14.94		18.08	9.20	591931	1.60		1.60		0.94		0.94		8.39		18

N/A	N/A	0.00	14.90	(h)	18.09	9.61	586,592	1.36		1.36		0.94		0.94		7.97		20

N/A	N/A	0.00	15.32		17.92	30.63	599,266	1.17		1.17		0.93		0.93		7.65		38

N/A	N/A	0.51	14.28		15.43	24.21	553,569	1.10		1.10		1.02		1.02		8.91		43

N/A	N/A	0.00	14.75		13.71	(7.12)	570,122	1.07	*	1.07	*	1.07	*	1.07	*	6.51	*	40

N/A	N/A	0.00	15.60		16.18	8.84	599,980	1.09		1.09		1.09		1.09		6.32		48

N/A	N/A	0.00	16.04		17.15	3.48	612,225	1.10		1.10		1.09		1.09		7.91		108

$0.01	$0.00	$0.02	$4.56		$4.82	9.17%	$720,939	2.91%		2.91%		0.85%		0.85%		8.95%		29%

0.02	0.00	0.00	4.51		5.00	9.20	667,041	2.70		2.70		0.92		0.92		10.14		27

0.00	0.00	0.00	4.72		5.17	(18.39)	640,448	1.18	*	1.18	*	0.86	*	0.86	*	9.30	*	37

N/A	N/A	0.00	5.92		6.95	47.82	792,773	1.14		1.14		0.86		0.86		9.96		60

N/A	N/A	0.00	5.01		5.18	(27.55)	664,144	1.73		1.73		0.86		0.86		11.42		40

N/A	N/A	0.04	6.38		8.03	3.57	835,988	1.86		1.86		0.91		0.91		9.74		20

N/A	N/A	0.00	6.54	(h)	8.67	13.13	847,052	1.48		1.48		0.90		0.90		9.30		27

N/A	N/A	0.00	6.90		8.71	(1.45)	884,912	1.25		1.25		0.90		0.90		10.08		32

N/A	N/A	0.26	6.63		10.03	19.92	841,102	1.08		1.08		0.95		0.95		11.20		42

N/A	N/A	0.00	7.37		9.71	(18.40)	925,598	1.05	*	1.05	*	1.03	*	1.03	*	8.14	*	8

N/A	N/A	0.00	7.59		12.48	12.30	949,880	1.18		1.18		1.02		1.02		11.53		58

N/A	N/A	0.00	8.23		12.56	15.51	1,021,120	1.14		1.14		1.03		1.03		10.14		159

$0.02	$0.00	$0.06	$7.84		$8.15	12.60%	$319,385	3.34%		3.34%		1.18%		1.18%		9.45%		19%

0.03	0.00	0.00	7.77		8.19	2.64	296,531	2.81		2.81		1.26		1.26		10.58		35

0.01	0.00	0.00	8.39		8.99	(21.16)	297,796	1.64	*	1.64	*	1.37	*	1.37	*	8.31	*	47

0.07	0.00	0.00	10.66		12.47	38.31	365,580	1.62		1.62		1.36		1.36		8.81		42

0.09	(0.00)	0.00	9.46		9.95	(7.65)	295,167	1.69		1.69		1.21		1.21		10.03		21

0.06	0.00	0.03	11.00		11.99	8.10	305,453	1.69		1.69		1.18		1.18		8.39		17

N/A	N/A	0.00	11.14	(h)	12.23	10.37	284,677	1.48		1.48		1.17		1.17		7.67		21

N/A	N/A	0.00	11.60		12.17	28.11	294,525	1.35		1.35		1.17		1.17		8.01		40

N/A	N/A	0.00	10.53		10.48	12.41	266,347	1.17		1.17		1.13		1.13		8.49		38

N/A	N/A	0.11	11.46		10.39	(2.62)	289,909	1.30		1.30		1.25		1.25		6.67		67

N/A	N/A	0.00	12.15		11.87	9.95	306,475	1.19		1.19		1.18		1.18		6.71		113

ANNUAL REPORT	|	JUNE 30, 2024	23

Financial Highlights	(Cont.)

			Investment Operations		Less Distributions to ARPS (c)			Less Distributions to Common Shareholders (d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period (a)		Net Investment Income (Loss) (b)	Net Realized/ Unrealized Gain (Loss)	From Net Investment Income	From Net Realized Capital Gains	Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Income Strategy Fund II

06/30/2024	$6.85		$0.69	$0.24	$(0.05)	$0.00	$0.88	$(0.57)	$0.00	$(0.29)	$(0.86)

06/30/2023	7.38		0.76	(0.37)	(0.08)	0.00	0.31	(0.86)	0.00	0.00	(0.86)

08/01/2021 - 06/30/2022 (i)	9.42		0.67	(1.90)	(0.02)	0.00	(1.25)	(0.80)	0.00	0.00	(0.80	) (j)

07/31/2021	8.53		0.78	1.05	(0.02)	0.00	1.81	(0.75)	0.00	(0.21)	(0.96)

07/31/2020	9.91		0.86	(1.32)	(0.03)	0.00	(0.49)	(0.90)	0.00	(0.06)	(0.96)

07/31/2019	10.07	(h)	0.83	0.04	(0.05)	0.00	0.82	(1.03)	0.00	0.00	(1.03)

07/31/2018	10.33		0.79	(0.05)	(0.04)	0.00	0.70	(0.96)	0.00	0.00	(0.96)

07/31/2017	9.42		0.80	1.10	(0.03)	0.00	1.87	(0.96)	0.00	0.00	(0.96)

07/31/2016	10.27		0.87	(0.67)	(0.02)	0.00	0.18	(1.03)	0.00	0.00	(1.03)

07/31/2015	10.88		0.70	(0.29)	(0.03)	0.00	0.38	(1.11)	0.00	0.00	(1.11)

07/31/2014	10.29		0.72	0.87	(0.04)	0.00	1.55	(0.96)	0.00	0.00	(0.96)

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

			Common Share				Ratios/Supplemental Data
								Ratios to Average Net Assets (f)(o)
Increase resulting from Common Share offering	Offering Cost Charged to Paid in Capital	Increase Resulting from Tender of ARPS (c)	Net Asset Value End of Year or Period (a)		Market Price End of Year or Period	Total Investment Return (e)	Net Assets Applicable to Common Shareholders End of Year (000s)	Expenses (g)		Expenses Excluding Waivers (g)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$0.01	$0.00	$0.05	$6.93		$7.17	12.55%	$608,295	3.09%		3.09%		1.13%		1.13%		9.94%		26%

0.02	0.00	0.00	6.85		7.21	2.62	577,280	2.57		2.57		1.22		1.22		10.60		33

0.01	0.00	0.00	7.38		7.92	(21.31)	581,955	1.54	*	1.54	*	1.29	*	1.29	*	8.32	*	45

0.04	0.00	0.00	9.42		11.01	37.03	723,617	1.54		1.54		1.29		1.29		8.58		38

0.07	(0.00)	0.00	8.53		8.88	(7.75)	605,851	1.62		1.62		1.15		1.15		9.49		21

0.04	0.00	0.01	9.91		10.70	11.03	632,927	1.66		1.66		1.12		1.12		8.57		17

N/A	N/A	0.00	10.07	(h)	10.70	9.19	600,890	1.41		1.41		1.10		1.10		7.79		18

N/A	N/A	0.00	10.33		10.76	26.32	612,310	1.26		1.26		1.09		1.09		8.15		26

N/A	N/A	0.00	9.42		9.39	11.92	556,840	1.14		1.14		1.07		1.07		9.25		38

N/A	N/A	0.12	10.27		9.41	(0.12)	606,974	1.16		1.16		1.13		1.13		6.58		63

N/A	N/A	0.00	10.88		10.50	12.39	642,119	1.14		1.14		1.14		1.14		6.79		119

ANNUAL REPORT	|	JUNE 30, 2024	25

Financial Highlights	(Cont.)

Ratios/Supplemental Data
	ARPS
Selected Per Share Data for the Year or Period Ended^:	Total Amount Outstanding	Asset Coverage per Preferred Share (1)	Involuntary Liquidating Preference per Preferred Share (2)	Average Market Value per ARPS (3)

PIMCO Corporate & Income Opportunity Fund
6/30/2024	$4,375,000	$10,400,210	$25,000	N/A
6/30/2023	212,650,000	204,962	25,000	N/A
8/1/2021 - 6/30/2022 (i)	212,650,000	184,988	25,000	N/A
7/31/2021	212,650,000	218,218	25,000	N/A
7/31/2020	212,650,000	171,815	25,000	N/A
7/31/2019	212,650,000	176,730	25,000	N/A
7/31/2018	237,950,000	153,072	25,000	N/A
7/31/2017+	237,950,000	144,819	25,000	N/A
7/31/2016+	237,950,000	124,468	25,000	N/A
12/1/2014-7/31/2015+	237,950,000	130,743	25,000	N/A
11/30/2014+	325,000,000	108,229	25,000	N/A
11/30/2013+	325,000,000	113,443	25,000	N/A

PIMCO Corporate & Income Strategy Fund
6/30/2024	$1,075,000	$15,313,685	$25,000	N/A
6/30/2023	23,525,000	610,350	25,000	N/A
8/1/2021 - 6/30/2022 (i)	23,525,000	566,333	25,000	N/A
7/31/2021	23,525,000	668,805	25,000	N/A
7/31/2020	23,525,000	566,423	25,000	N/A
7/31/2019	23,525,000	653,838	25,000	N/A
7/31/2018	55,525,000	289,023	25,000	N/A
7/31/2017+	55,525,000	294,755	25,000	N/A
7/31/2016+	55,525,000	274,223	25,000	N/A
11/1/2014-7/31/2015+	169,000,000	109,336	25,000	N/A
10/31/2014+	169,000,000	113,753	25,000	N/A
10/31/2013+	169,000,000	115,565	25,000	N/A

PIMCO High Income Fund
6/30/2024	$1,675,000	$10,779,665	$25,000	N/A
6/30/2023	58,050,000	311,948	25,000	N/A
8/1/2021 - 6/30/2022 (i)	58,050,000	300,723	25,000	N/A
7/31/2021	58,050,000	366,413	25,000	N/A
7/31/2020	58,050,000	311,018	25,000	N/A
7/31/2019	58,050,000	384,900	25,000	N/A
7/31/2018	101,975,000	232,587	25,000	N/A
7/31/2017+	101,975,000	241,894	25,000	N/A
7/31/2016+	101,975,000	231,185	25,000	N/A
4/1/2015-7/31/2015+	292,000,000	104,245	25,000	N/A
3/31/2015+	292,000,000	106,324	25,000	N/A
3/31/2014+	292,000,000	112,424	25,000	N/A

PIMCO Income Strategy Fund
6/30/2024	$925,000	$8,653,090	$25,000	N/A
6/30/2023	45,200,000	188,823	25,000	N/A
8/1/2021 - 6/30/2022 (i)	45,200,000	189,645	25,000	N/A
7/31/2021	45,200,000	227,165	25,000	N/A
7/31/2020	45,200,000	188,225	25,000	N/A
7/31/2019	45,200,000	193,873	25,000	N/A
7/31/2018	51,275,000	163,725	25,000	N/A
7/31/2017+	51,275,000	168,552	25,000	N/A
7/31/2016+	51,275,000	154,837	25,000	N/A
7/31/2015+	51,275,000	166,328	25,000	N/A
7/31/2014+	78,975,000	122,004	25,000	N/A

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

	ARPS
Selected Per Share Data for the Year or Period Ended^:	Total Amount Outstanding	Asset Coverage per Preferred Share (1)	Involuntary Liquidating Preference per Preferred Share (2)	Average Market Value per ARPS (3)

PIMCO Income Strategy Fund II
6/30/2024	$3,250,000	$4,699,268	$25,000	N/A
6/30/2023	87,425,000	189,850	25,000	N/A
8/1/2021 - 6/30/2022 (i)	87,425,000	191,350	25,000	N/A
7/31/2021	87,425,000	231,880	25,000	N/A
7/31/2020	87,425,000	198,210	25,000	N/A
7/31/2019	87,425,000	205,928	25,000	N/A
7/31/2018	92,450,000	187,429	25,000	N/A
7/31/2017+	92,450,000	190,527	25,000	N/A
7/31/2016+	92,450,000	175,544	25,000	N/A
7/31/2015+	92,450,000	189,105	25,000	N/A
7/31/2014+	161,000,000	124,695	25,000	N/A

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+
Unaudited. Information is presented in conformance with annual reporting requirements for funds that have filed a registration statement pursuant to General Instruction A.2 of Form N-2 (“Short Form N-2”).

*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of common shares outstanding during the year or period.
(c)	Auction Rate Preferred Shareholders (“ARPS”). See Note 14, Auction Rate Preferred Shares, in the Notes to Financial Statements for more information.
(d)
The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

(e)
Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year or period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Funds’ dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(f)
Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders. The expense ratio and net investment income do not reflect the effects of dividend payments to preferred shareholders.

(g)
Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions. See Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for more information.

(h)	The NAV presented may differ from the NAV reported for the same period in other Fund materials
(i)	Fiscal year end changed from July 31st to June 30th.
(j)
Total distributions for the period ended June 30, 2022 may be lower than prior fiscal years due to fiscal year end change resulting in a reduction of the amount of days in the period ended June 30, 2022.

(k)	Fiscal year end changed from November 30th to July 31st.
(l)
Total distributions for the period ended July 31, 2015 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended July 31, 2015.

(m)	Fiscal year end changed from October 31st to July 31st.
(n)	Fiscal year end changed from March 31st to July 31st.
(o)
Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

1
“Asset Coverage per Preferred Share” means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by ARPS, bears to the aggregate of the involuntary liquidation preference of ARPS, expressed as a dollar amount per ARPS.

2
“Involuntary Liquidating Preference“ means the amount to which a holder of ARPS would be entitled upon the involuntary liquidation of the Fund in preference to the Common Shareholders, expressed as a dollar amount per Preferred Share.

3
The ARPS have no readily ascertainable market value. Auctions for the ARPS have failed since February 2008, there is currently no active trading market for the ARPS and the Fund is not able to reliably estimate what their value would be in a third-party market sale. The liquidation value of the ARPS represents its liquidation preference, which approximates fair value of the shares less any accumulated unpaid dividends. See Note 14, Auction-Rate Preferred Shares, in the notes to Financial Statements for more information.

ANNUAL REPORT	|	JUNE 30, 2024	27

Statements of Assets and Liabilities	June 30, 2024

(Amounts in thousands † , except per share amounts)	PIMCO Corporate & Income Opportunity Fund	PIMCO Corporate & Income Strategy Fund	PIMCO High Income Fund	PIMCO Income Strategy Fund	PIMCO Income Strategy Fund II

Assets:

Investments, at value
Investments in securities*	$2,025,304	$704,017	$759,659	$343,073	$653,678
Investments in Affiliates	152,937	73,014	98,291	31,402	74,607
Financial Derivative Instruments
Exchange-traded or centrally cleared	4,728	1,891	5,032	1,304	2,732
Over the counter	5,294	1,592	1,343	586	1,415
Cash	0	519	140	87	0
Deposits with counterparty	43,712	12,749	13,563	9,717	12,641
Foreign currency, at value	0	0	0	54	162
Receivable for investments sold	22,366	13,221	9,826	6,100	10,100
Receivable for investments in Affiliates sold	0	0	500	0	0
Receivable for TBA investments sold	0	0	86	0	0
Receivable for Fund shares sold	1,524	464	313	0	0
Interest and/or dividends receivable	26,449	8,522	9,977	4,495	8,095
Dividends receivable from Affiliates	582	282	345	99	243
Other assets	966	971	140	723	524
Total Assets	2,283,862	817,242	899,215	397,640	764,197

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$291,350	$102,721	$123,826	$63,216	$110,468
Financial Derivative Instruments
Exchange-traded or centrally cleared	4,379	1,646	4,278	1,153	2,316
Over the counter	6,235	228	212	86	162
Payable for investments purchased	101,219	34,073	26,339	4,998	19,208
Payable for investments in Affiliates purchased	646	313	390	113	275
Payable for TBA investments purchased	0	0	171	0	0
Payable for unfunded loan commitments	30,742	10,289	11,370	3,455	9,676
Deposits from counterparty	5,169	2,005	1,863	672	3,331
Distributions payable to common shareholders	19,245	6,462	7,576	3,273	6,265
Distributions payable to auction rate preferred shareholders	4	1	1	0	4
Overdraft due to custodian	1,920	45	24	0	309
Accrued management fees	904	407	420	250	459
Foreign capital gains tax payable	24	9	12	6	11
Other liabilities	307	101	119	108	168
Total Liabilities	462,144	158,300	176,601	77,330	152,652

Commitments and Contingent Liabilities ^

Auction Rate Preferred Shares ^^	4,375	1,075	1,675	925	3,250

Net Assets Applicable to Common Shareholders	$1,817,343	$657,867	$720,939	$319,385	$608,295

Net Assets Applicable to Common Shareholders Consist of:
Par value ^^^	$2	$1	$2	$0	$1
Paid in capital in excess of par	2,318,259	818,381	1,083,436	423,865	827,924
Distributable earnings (accumulated loss)	(500,918)	(160,515)	(362,499)	(104,480)	(219,630)

Net Assets Applicable to Common Shareholders	$1,817,343	$657,867	$720,939	$319,385	$608,295

Net Asset Value per Common Share (a)	$11.17	$11.40	$4.56	$7.84	$6.93

Common Shares Outstanding	162,714	57,728	158,194	40,763	87,827

Auction Rate Preferred Shares Issued and Outstanding	0	0	0	0	0

Cost of investments in securities	$2,278,558	$787,627	$891,799	$396,151	$753,348
Cost of investments in Affiliates	$152,868	$72,981	$98,258	$31,389	$74,586
Cost of foreign currency held	$55	$24	$54	$74	$268
Cost or premiums of financial derivative instruments, net	$(18,326)	$(14,753)	$46,185	$(2,433)	$(8,365)

* Includes repurchase agreements of:	$0	$1,369	$3,489	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.
^^	($0.00001 par value and $25,000 liquidation preference per share)
^^^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Statements of Operations

Year Ended June 30, 2024
(Amounts in thousands † )	PIMCO Corporate & Income Opportunity Fund	PIMCO Corporate & Income Strategy Fund	PIMCO High Income Fund	PIMCO Income Strategy Fund	PIMCO Income Strategy Fund II

Investment Income:

Interest, net of foreign taxes*	$189,866	$62,093	$73,808	$37,452	$73,726
Dividends, net of foreign taxes**	2,679	831	2,063	630	1,252
Dividends from Investments in Affiliates	6,098	2,151	2,720	974	1,558
Miscellaneous income	5,846	2,175	2,942	0	152
Total Income	204,489	67,250	81,533	39,056	76,688

Expenses:

Management fees	11,290	4,915	5,494	3,303	6,235
Trustee fees and related expenses	198	73	82	45	74
Interest expense	26,172	8,568	14,085	6,569	11,492
Auction agent fees and commissions	551	155	205	192	273
Auction rate preferred shares related expenses	11	22	21	29	29
Miscellaneous expense	10	9	10	16	12
Total Expenses	38,232	13,742	19,897	10,154	18,115

Net Investment Income (Loss)	166,257	53,508	61,636	28,902	58,573

Net Realized Gain (Loss):

Investments in securities	(62,057)	(18,964)	(33,138)	(16,209)	(29,643)
Investments in Affiliates	6	(2)	(6)	1	(5)
Exchange-traded or centrally cleared financial derivative instruments	(21,908)	(11,987)	3,945	(14,109)	(17,817)
Over the counter financial derivative instruments	3,710	1,141	836	478	1,704
Foreign currency	(664)	(85)	(970)	(616)	(871)

Net Realized Gain (Loss)	(80,913)	(29,897)	(29,333)	(30,455)	(46,632)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	98,693	35,262	55,974	24,029	45,315
Investments in Affiliates	69	33	33	13	21
Exchange-traded or centrally cleared financial derivative instruments	18,035	10,658	927	14,974	18,822
Over the counter financial derivative instruments	7,898	2,727	2,939	1,511	3,157
Foreign currency assets and liabilities	1,030	355	460	172	297

Net Change in Unrealized Appreciation (Depreciation)	125,725	49,035	60,333	40,699	67,612

Net Increase (Decrease) in Net Assets Resulting from Operations	$211,069	$72,646	$92,636	$39,146	$79,553

Distributions on Auction Rate Preferred Shares from Net Investment Income and/or Realized Capital Gains	$(10,073)	$(1,068)	$(3,183)	$(1,646)	$(4,421)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	$200,996	$71,578	$89,453	$37,500	$75,132

* Foreign tax withholdings - Interest	$215	$78	$103	$52	$95

** Foreign tax withholdings - Dividends	$88	$28	$36	$21	$42

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	JUNE 30, 2024	29

Statements of Changes in Net Assets

	PIMCO Corporate & Income Opportunity Fund		PIMCO Corporate & Income Strategy Fund

(Amounts in thousands † )	Year Ended June 30, 2024	Year Ended June 30, 2023	Year Ended June 30, 2024	Year Ended June 30, 2023

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$166,257	$172,905	$53,508	$55,626
Net realized gain (loss)	(80,913)	(35,606)	(29,897)	17,516
Net change in unrealized appreciation (depreciation)	125,725	(2,083)	49,035	(31,090)

Net Increase (Decrease) in Net Assets Resulting from Operations	211,069	135,216	72,646	42,052
Distributions on auction rate preferred shares from net investment income and/or realized capital gains	(10,073)	(16,159)	(1,068)	(1,430)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	200,996	119,057	71,578	40,622

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains	(142,769)	(206,451)	(52,820)	(69,905)
Tax basis return of capital	(71,491)	0	(18,729)	0

Total Distributions to Common Shareholders (a)	(214,260)	(206,451)	(71,549)	(69,905)

Auction-Rate Preferred Share Transactions*:

Net Increase (Decrease) resulting from tender of Auction Rate Preferred Shares	6,708	0	1,396	0

Common Share Transactions**:

Net proceeds from at-the-market offering	264,295	231,908	97,349	63,275
Issued as reinvestment of distributions	26,713	26,938	7,652	7,907

Total increase (decrease) resulting from common share transactions	297,716	258,846	106,397	71,182

Total increase (decrease) in net assets applicable to common shareholders	284,452	171,452	106,426	41,899

Net Assets Applicable to Common Shareholders:

Beginning of year	1,532,891	1,361,439	551,441	509,542
End of year	$1,817,343	$1,532,891	$657,867	$551,441

** Common Share Transactions:

Shares sold	19,176	17,855	7,594	4,922
Shares issued as reinvestment of distributions	2,016	2,199	620	650

Net increase (decrease) in common shares outstanding	21,192	20,054	8,214	5,572

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 14 in the Notes to Financial Statements.
(a)
The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO High Income Fund		PIMCO Income Strategy Fund		PIMCO Income Strategy Fund II

Year Ended June 30, 2024	Year Ended June 30, 2023	Year Ended June 30, 2024	Year Ended June 30, 2023	Year Ended June 30, 2024	Year Ended June 30, 2023

$61,636	$67,015	$28,902	$31,979	$58,573	$62,080
(29,333)	48,873	(30,455)	(7,689)	(46,632)	(19,897)
60,333	(65,222)	40,699	(9,012)	67,612	(10,669)

92,636	50,666	39,146	15,278	79,553	31,514
(3,183)	(3,528)	(1,646)	(3,420)	(4,421)	(6,612)

89,453	47,138	37,500	11,858	75,132	24,902

(73,253)	(81,236)	(24,997)	(36,222)	(48,580)	(70,331)
(14,503)	0	(13,156)	0	(25,020)	0

(87,756)	(81,236)	(38,153)	(36,222)	(73,600)	(70,331)

3,387	0	2,385	0	4,216	0

40,397	51,682	17,556	19,502	19,023	33,369
8,417	9,009	3,566	3,597	6,244	7,385

52,201	60,691	23,507	23,099	29,483	40,754

53,898	26,593	22,854	(1,265)	31,015	(4,675)

667,041	640,448	296,531	297,796	577,280	581,955
$720,939	$667,041	$319,385	$296,531	$608,295	$577,280

8,400	10,509	2,141	2,223	2,600	4,415
1,822	1,908	453	439	898	1,025

10,222	12,417	2,594	2,662	3,498	5,440

ANNUAL REPORT	|	JUNE 30, 2024	31

Statements of Cash Flows

Year Ended June 30, 2024
(Amounts in thousands†)	PIMCO Corporate & Income Opportunity Fund	PIMCO Corporate & Income Strategy Fund	PIMCO High Income Fund	PIMCO Income Strategy Fund	PIMCO Income Strategy Fund II

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$211,069	$72,646	$92,636	$39,146	$79,553

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(919,451)	(306,465)	(275,833)	(76,714)	(184,339)
Proceeds from sales of long-term securities	807,188	249,098	295,422	109,840	270,487
(Purchases) Proceeds from sales of short-term portfolio investments, net	(32,410)	(37,725)	(51,312)	(9,129)	(47,575)
(Increase) decrease in deposits with counterparty	11,668	6,709	3,643	3,554	6,338
(Increase) decrease in receivable for investments sold	37,843	(6,177)	(874)	(3,068)	(4,983)
(Increase) decrease in interest and/or dividends receivable	9,974	4,131	6,084	2,495	5,280
(Increase) decrease in dividends receivable from Affiliates	(582)	(282)	(345)	(99)	(243)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(4,228)	(1,607)	3,524	720	366
Proceeds from (Payments on) over the counter financial derivative instruments	4,205	1,297	1,012	555	1,859
(Increase) decrease in other assets	474	74	995	26	301
Increase (decrease) in payable for investments purchased	73,040	29,785	15,323	3,377	16,821
Increase (decrease) in payable for unfunded loan commitments	12,044	6,182	5,882	(192)	4,222
Increase (decrease) in deposits from counterparty	3,576	1,018	613	509	2,973
Increase (decrease) in accrued management fees	(93)	(3)	(65)	(52)	(96)
Proceeds from (Payments on) foreign currency transactions	160	117	(572)	(457)	(623)
Increase (decrease) in foreign capital gains tax payable	(38)	(13)	(18)	(9)	(16)
Increase (decrease) in other liabilities	305	101	118	107	167
Net Realized (Gain) Loss
Investments in securities	62,057	18,964	33,138	16,209	29,643
Investments in Affiliates	(6)	2	6	(1)	5
Exchange-traded or centrally cleared financial derivative instruments	21,908	11,987	(3,945)	14,109	17,817
Over the counter financial derivative instruments	(3,710)	(1,141)	(836)	(478)	(1,704)
Foreign currency	664	85	970	616	871
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(98,693)	(35,262)	(55,974)	(24,029)	(45,315)
Investments in Affiliates	(69)	(33)	(33)	(13)	(21)
Exchange-traded or centrally cleared financial derivative instruments	(18,035)	(10,658)	(927)	(14,974)	(18,822)
Over the counter financial derivative instruments	(7,898)	(2,727)	(2,939)	(1,511)	(3,157)
Foreign currency assets and liabilities	(1,030)	(355)	(460)	(172)	(297)
Net amortization (accretion) on investments	(35,506)	(11,425)	(14,117)	(6,197)	(13,156)

Net Cash Provided by (Used for) Operating Activities	134,426	(11,677)	51,116	54,168	116,356

Cash Flows Received from (Used for) Financing Activities:

Payments resulting from tender of Auction Rate Preferred Shares	(201,567)	(21,054)	(52,988)	(41,890)	(79,959)
Net proceeds from at-the-market offering	262,771	96,885	40,084	17,556	19,023
Increase (decrease) in overdraft due to custodian	1,432	45	(220)	0	309
Cash distributions paid to common shareholders*	(185,096)	(63,000)	(78,858)	(34,421)	(67,143)
Cash distributions paid to auction rate preferred shareholders	(10,365)	(1,094)	(3,247)	(1,698)	(4,538)
Proceeds from reverse repurchase agreements	2,440,211	762,534	996,056	456,269	968,534
Payments on reverse repurchase agreements	(2,444,947)	(762,918)	(954,362)	(450,559)	(953,501)

Net Cash Received from (Used for) Financing Activities	(137,561)	11,398	(53,535)	(54,743)	(117,275)

Net Increase (Decrease) in Cash and Foreign Currency	(3,135)	(279)	(2,419)	(575)	(919)

Cash and Foreign Currency:

Beginning of year	3,135	798	2,559	716	1,081
End of year	$0	$519	$140	$141	$162

* Reinvestment of distributions to common shareholders	$26,713	$7,652	$8,417	$3,566	$6,244

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$27,739	$9,035	$14,304	$6,903	$11,762
Non-Cash Payment In-Kind	$11,684	$3,478	$3,020	$1,432	$2,843

†	A zero balance may reflect actual amounts rounding to less than one thousand.
A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	June 30, 2024

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 111.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 34.6%

ABG Intermediate Holdings 2 LLC
TBD% due 12/21/2028		$2,200	$2,205

AI Silk Midco Ltd.
8.785% (EURO03M + 5.000%) due 03/04/2031 ~	EUR	2,200	2,338

Altar Bidco, Inc.
10.399% due 02/01/2030		$3,450	3,392

Altice France SA
9.406% (EURO03M + 5.500%) due 08/15/2028 ~	EUR	200	159
10.829% due 08/15/2028		$7,400	5,457

AP Core Holdings LLC
10.958% due 09/01/2027		34,097	29,909

BDO U.S.A. PC
11.344% due 08/31/2028 «		6,842	6,910

Cohesity
TBD% due 03/08/2031 «µ		2,209	2,209
TBD% due 03/08/2031 «		20,900	20,900

Comexposium
4.969% (EURO12M + 4.000%) due 03/28/2026 ~	EUR	24,800	26,073

Concentra Health Services Inc.
TBD% due 06/26/2031 «		$1,800	1,809

CoreWeave Compute Acquisition Co. LLC
TBD% - 11.335% due 05/16/2029 «µ		27,000	27,000

Delta Topco, Inc.
8.846% due 11/30/2029		3,800	3,803

Diamond Sports Group LLC
TBD% - 15.429% due 05/25/2026		15,374	14,497

DirecTV Financing LLC
10.458% due 08/02/2027		42	42

Encina Private Credit LLC
TBD% - 9.200% due 11/30/2025 «µ		7,400	7,214

Envision Healthcare Corp.
14.311% due 07/20/2026 «		23,777	23,777

EPIC Y-Grade Services LP
11.058% due 06/29/2029		7,400	7,406

Finastra U.S.A., Inc.
0.500% - 12.581% due 09/13/2029 «µ		282	282
0.500% - 12.581% due 09/13/2029 «		2,711	2,731

First Brands Group, LLC
10.591% due 03/30/2027		20,987	20,892

Forward Air Corp.
9.830% due 12/19/2030		6,874	6,428

Frontier Communications Corp.
TBD% due 06/20/2031 «		1,500	1,500

Galaxy U.S. Opco, Inc.
10.080% due 04/29/2029		2,693	2,197

Gateway Casinos & Entertainment Ltd.
13.278% due 10/18/2027	CAD	9,093	6,737
13.473% due 10/15/2027		$15,181	15,386

GIP II Blue Holding LP
9.094% due 09/29/2028		1	1

Gray Television, Inc.
10.580% due 06/04/2029		7,400	7,050

iHeartCommunications, Inc.
8.708% due 05/01/2026		2,010	1,553

Ivanti Software, Inc.
9.814% due 12/01/2027		25,476	20,327

J & J Ventures Gaming LLC
TBD% due 04/26/2028 «		3,210	3,115

Lealand Finance Co. BV
8.458% due 06/30/2027		189	99

Lealand Finance Co. BV (6.444 Cash and 3.000% PIK)
9.444% due 12/31/2027 (c)		2,313	1,098

LifePoint Health, Inc.
9.329% due 05/17/2031		5,900	5,916

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
10.056% due 11/16/2028		$9,244	$9,306

Magenta Buyer LLC
10.591% due 07/27/2028		2,481	1,391

Market Bidco Ltd.
8.578% (EURO03M + 4.750%) due 11/04/2027 ~	EUR	1,393	1,491

Medline Borrower LP
TBD% due 10/23/2028		$2,500	2,503

Modena Buyer LLC
TBD% due 04/18/2031		7,600	7,428

MPH Acquisition Holdings LLC
9.859% due 09/01/2028		22,671	18,931

Naked Juice LLC
11.435% due 01/24/2030		2,200	1,790

Obol France 3 SAS
8.580% (EURO06M + 4.750%) due 12/31/2025 ~	EUR	14,192	14,509

Oi SA
TBD% - 15.500% (PRIME + 7.000%) due 12/15/2024 ~		$2,941	2,926
12.500% due 09/07/2024		20,991	20,887

Poseidon Bidco SASU
8.722% (EURO03M + 5.000%) due 03/13/2030 ~	EUR	6,500	6,562

Promotora de Informaciones SA
9.115% (EURO03M + 5.220%) due 12/31/2026 ~		43,000	45,935

Promotora de Informaciones SA (6.865% Cash and 5.000% PIK)
11.865% (EURO03M + 2.970%) due 06/30/2027 ~(c)		1,619	1,664

Proofpoint, Inc.
8.344% due 08/31/2028		$595	597

SCUR-Alpha 1503 GmbH
9.365% (EURO03M + 5.500%) due 03/29/2030 ~	EUR	5,400	5,563
10.830% due 03/29/2030		$8,394	7,956

SOTERA HEALTH HOLDINGS LLC
8.594% due 05/30/2031		7,400	7,397

Steenbok Lux Finco 2 SARL
10.000% due 06/30/2026	EUR	65,121	28,136

Syniverse Holdings, Inc.
12.335% due 05/13/2027		$41,337	40,511

Team Health Holdings, Inc.
10.580% - 10.594% due 03/02/2027		6,980	6,523

Telemar Norte Leste SA
1.750% due 02/26/2035 «		17,631	174
1.750% (LIBOR06M + 1.750%) due 02/26/2035 «~		17,324	171

TransDigm, Inc.
7.843% due 02/28/2031		8,000	8,026

U.S. Renal Care, Inc.
10.458% due 06/20/2028		46,151	40,521

Univision Communications, Inc.
8.958% due 01/23/2029		5,700	5,650

Veritas U.S., Inc.
10.458% due 09/01/2025		23,645	20,663

Wesco Aircraft Holdings, Inc.
TBD% - 13.928% due 07/15/2024 «		15,294	16,447

Westmoreland Mining Holdings LLC
8.000% due 03/15/2029		1,443	967

WHITE CAP BUYER LLC
TBD% due 10/19/2029		1,800	1,805

Windstream Services LLC
9.444% due 02/23/2027 «		14,910	14,910
11.694% due 09/21/2027		7,371	7,387

Total Loan Participations and Assignments (Cost $666,629)			629,139

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 38.9%

BANKING & FINANCE 12.3%

Adler Financing SARL
12.500% due 12/30/2028 «	EUR	18,696	$20,513

ADLER Real Estate AG
3.000% due 04/27/2026		400	388

Agps Bondco PLC
4.625% due 01/14/2026		12,300	4,314
5.500% due 11/13/2026		8,000	2,810

Alamo Re Ltd.
13.105% (T-BILL 1MO + 7.750%) due 06/07/2027 ~		$600	592
16.605% (T-BILL 1MO + 11.250%) due 06/07/2026 ~		300	297

Armor Holdco, Inc.
8.500% due 11/15/2029 (j)		14,000	13,353

Armor RE Ltd.
15.605% (T-BILL 3MO + 10.250%) due 05/07/2031 ~		250	249

Baldwin Insurance Group Holdings LLC
7.125% due 05/15/2031		3,500	3,543

Banca Monte dei Paschi di Siena SpA
8.000% due 01/22/2030 •	EUR	3,909	4,234
10.500% due 07/23/2029 (j)		6,159	7,903

Banco Bilbao Vizcaya Argentaria SA
6.033% due 03/13/2035 •(j)		$1,800	1,796

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	1,600	414

Barclays PLC
5.851% due 03/21/2035 •	GBP	800	1,011
6.224% due 05/09/2034 •(j)		$2,980	3,055
6.692% due 09/13/2034 •(j)		1,500	1,591
7.437% due 11/02/2033 •(j)		4,870	5,359

Bayou Re Ltd.
13.855% (T-BILL 1MO + 8.500%) due 04/30/2031 ~		300	299

BGC Group, Inc.
6.600% due 06/10/2029 (j)		1,300	1,294

BOI Finance BV
7.500% due 02/16/2027 (j)	EUR	7,100	7,176

BPCE SA
5.936% due 05/30/2035 •		$800	797
7.003% due 10/19/2034 •(j)		6,000	6,419

Brixmor Operating Partnership LP
5.750% due 02/15/2035 (j)		300	300

CaixaBank SA
6.037% due 06/15/2035 •(j)		700	702
6.840% due 09/13/2034 •(j)		1,300	1,374

Cape Lookout Re Ltd.
13.355% (T-BILL 1MO + 8.000%) due 04/05/2027 ~		2,200	2,178

CI Financial Corp.
7.500% due 05/30/2029		4,900	4,856

Country Garden Holdings Co. Ltd.
2.700% due 07/12/2026 ^(d)		300	26
3.125% due 10/22/2025 ^(d)		200	18
4.800% due 08/06/2030 ^(d)		200	17
6.150% due 09/17/2025 ^(d)		200	18

Credit Suisse AG AT1 Claim		6,636	796

East Lane Re Ltd.
14.605% (T-BILL 3MO + 9.250%) due 03/31/2026 ~		300	301

EPR Properties
3.750% due 08/15/2029 (j)		100	89
4.500% due 06/01/2027 (j)		400	383
4.950% due 04/15/2028 (j)		200	192

Essential Properties LP
2.950% due 07/15/2031 (j)		500	412

Everglades Re II Ltd.
15.855% (T-BILL 1MO + 10.500%) due 05/13/2031 ~		1,500	1,494
16.855% (T-BILL 1MO + 11.500%) due 05/13/2031 ~		1,500	1,494

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2024	33

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
18.105% (T-BILL 1MO + 12.750%) due 05/13/2031 ~		$1,500	$1,496

F&G Annuities & Life, Inc.
6.500% due 06/04/2029 (j)		600	598

Gateway Re Ltd.
5.355% (T-BILL 1MO) due 12/23/2028 ~		300	276

GSPA Monetization Trust
6.422% due 10/09/2029		4,130	4,067

Hampton Roads PPV LLC
6.171% due 06/15/2053 (j)		1,800	1,760

Hestia Re Ltd.
15.435% (T-BILL 1MO + 10.080%) due 04/22/2025 ~		1,878	1,815

Hudson Pacific Properties LP
3.250% due 01/15/2030		300	208
3.950% due 11/01/2027		200	167
4.650% due 04/01/2029 (j)		400	308
5.950% due 02/15/2028 (j)		1,100	936

Integrity Re Ltd.
22.355% (T-BILL 1MO + 17.000%) due 06/06/2026 ~		1,100	1,075
28.355% (T-BILL 1MO + 23.000%) due 06/06/2026 ~		1,100	1,071

Intesa Sanpaolo SpA
7.200% due 11/28/2033 (j)		1,400	1,498
8.248% due 11/21/2033 •(j)		14,304	15,785

Kennedy Wilson Europe Real Estate Ltd.
3.250% due 11/12/2025	EUR	1,300	1,327

Long Walk Reinsurance Ltd.
15.105% (T-BILL 3MO + 9.750%) due 01/30/2031 ~		$1,900	1,941

Longleaf Pine Re Ltd.
22.855% (T-BILL 1MO + 17.500%) due 05/27/2031 ~		350	348

Polestar Re Ltd.
18.605% (T-BILL 3MO + 13.250%) due 01/07/2027 ~		2,200	2,238

PRA Group, Inc.
8.875% due 01/31/2030		1,900	1,898

Purple Re Ltd.
14.355% (T-BILL 1MO + 9.000%) due 06/06/2031 ~		400	398

Radian Group, Inc.
6.200% due 05/15/2029 (j)		1,400	1,414

Sammons Financial Group, Inc.
6.875% due 04/15/2034 (j)		1,100	1,129

Sanders Re Ltd.
18.355% (T-BILL 3MO + 13.000%) due 04/09/2029 ~		3,241	2,933

Seazen Group Ltd.
6.000% due 08/12/2024		200	197

Service Properties Trust
8.375% due 06/15/2029 (j)		4,800	4,723
8.875% due 06/15/2032		4,800	4,481

Societe Generale SA
6.691% due 01/10/2034 •(j)		7,100	7,328

SVB Financial Group
1.800% due 02/02/2031 ^(d)		3,224	1,970
2.100% due 05/15/2028 ^(d)		500	302
3.125% due 06/05/2030 ^(d)		500	305
3.500% due 01/29/2025 ^(d)		200	122
4.345% due 04/29/2028 ^(d)		1,300	789
4.570% due 04/29/2033 ^(d)		4,200	2,527

Torrey Pines Re Ltd.
11.355% (T-BILL 1MO + 6.000%) due 06/07/2032 ~		500	502
12.605% (T-BILL 1MO + 7.250%) due 06/07/2032 ~		400	401
14.355% (T-BILL 1MO + 9.000%) due 06/05/2031 ~		400	402

UBS Group AG
5.699% due 02/08/2035 •(j)		1,200	1,199
5.959% due 01/12/2034 •(j)		4,700	4,773
6.537% due 08/12/2033 •(j)		2,300	2,415

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniti Group LP
6.000% due 01/15/2030 (j)		$20,566	$12,468
10.500% due 02/15/2028 (j)		10,171	9,971

Ursa Re Ltd.
14.605% (T-BILL 3MO + 9.250%) due 12/07/2028 ~		2,300	2,347

VFH Parent LLC
7.500% due 06/15/2031		3,900	3,922

VICI Properties LP
3.875% due 02/15/2029 (j)		3,700	3,424
5.750% due 04/01/2034		300	297

Voyager Aviation Holdings LLC
8.500% due 05/09/2026 ^«(d)		10,884	1,238

Winston RE Ltd.
15.605% (T-BILL 3MO + 10.250%) due 02/26/2031 ~		280	276
17.105% (T-BILL 3MO + 11.750%) due 02/26/2031 ~		1,700	1,676

XP, Inc.
6.750% due 07/02/2029 (b)		7,300	7,254

Yosemite Re Ltd.
15.333% (T-BILL 3MO + 9.978%) due 06/06/2025 ~		1,790	1,818

			223,870

INDUSTRIALS 24.9%

Air Canada Pass-Through Trust
3.300% due 07/15/2031		72	66
5.250% due 10/01/2030 (j)		916	905

Altice France Holding SA
8.000% due 05/15/2027	EUR	10,000	3,765
10.500% due 05/15/2027		$19,600	7,846

Altice France SA
5.125% due 01/15/2029		600	392
5.125% due 07/15/2029		2,400	1,582
5.500% due 01/15/2028		2,600	1,784
5.500% due 10/15/2029		4,000	2,642
8.125% due 02/01/2027		1,100	826

Bayer U.S. Finance LLC
6.375% due 11/21/2030 (j)		200	205
6.500% due 11/21/2033 (j)		400	409

Boeing Co.
6.259% due 05/01/2027 (j)		800	806
6.858% due 05/01/2054 (j)		1,800	1,849
7.008% due 05/01/2064 (j)		1,200	1,230

Brink’s Co.
6.500% due 06/15/2029		800	809
6.750% due 06/15/2032		300	302

British Airways Pass-Through Trust
4.250% due 05/15/2034		48	45

Carvana Co. (13.000% PIK)
13.000% due 06/01/2030 (c)		18,877	19,755

Carvana Co. (14.000% PIK)
14.000% due 06/01/2031 (c)		17,682	18,970

Choice Hotels International, Inc.
5.850% due 08/01/2034 (b)		500	493

CMA CGM SA
5.500% due 07/15/2029 (b)	EUR	1,900	2,035

Cogent Communications Group, Inc.
7.000% due 06/15/2027		$5,800	5,745

Concentra Escrow Issuer Corp.
6.875% due 07/15/2032 (b)		900	913

CVS Pass-Through Trust
7.507% due 01/10/2032 (j)		1,198	1,247

DISH DBS Corp.
5.250% due 12/01/2026		22,392	17,705
5.750% due 12/01/2028		31,300	21,759

Ecopetrol SA
8.375% due 01/19/2036		620	609

Essent Group Ltd.
6.250% due 07/01/2029 (b)		900	900

Exela Intermediate LLC (11.500% PIK)
11.500% due 04/15/2026 (c)		138	21

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ford Motor Co.
7.700% due 05/15/2097 (j)		$17,631	$18,679

Gates Corp.
6.875% due 07/01/2029		3,200	3,260

GN Bondco LLC
9.500% due 10/15/2031 (j)		6,700	6,251

Gray Television, Inc.
10.500% due 07/15/2029		5,900	5,938

Greene King Finance PLC
7.152% (BP0003M + 1.800%) due 12/15/2034 ~	GBP	350	377

HCA, Inc.
7.500% due 11/15/2095 (j)		$4,800	5,180

Herc Holdings, Inc.
6.625% due 06/15/2029		1,800	1,827

Howard Midstream Energy Partners LLC
7.375% due 07/15/2032		1,300	1,321

Intelsat Jackson Holdings SA
6.500% due 03/15/2030 (j)		33,857	31,584

Inter Media & Communication SpA
6.750% due 02/09/2027	EUR	7,000	7,416

IPD 3 BV
7.085% due 06/15/2031 •		3,900	4,178

LifePoint Health, Inc.
9.875% due 08/15/2030 (j)		$1,600	1,708
11.000% due 10/15/2030 (j)		7,000	7,721

Market Bidco Finco PLC
4.750% due 11/04/2027 (j)	EUR	1,800	1,834

Medline Borrower LP
6.250% due 04/01/2029		$900	911

Newfold Digital Holdings Group, Inc.
6.000% due 02/15/2029 (j)		4,750	3,433
11.750% due 10/15/2028		300	311

Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (j)		21,100	19,611

NPC Ukrenergo
6.875% due 11/09/2028		1,000	368

Olympus Water U.S. Holding Corp.
5.375% due 10/01/2029	EUR	6,300	6,130
7.250% due 06/15/2031		$2,100	2,089

Owens-Brockway Glass Container, Inc.
7.375% due 06/01/2032		3,500	3,508

Petroleos Mexicanos
6.700% due 02/16/2032 (j)		9,094	7,620
6.840% due 01/23/2030 (j)		2,300	2,026

Prime Healthcare Services, Inc.
7.250% due 11/01/2025 (j)		3,412	3,410

Rivian Holdings LLC
11.310% due 10/15/2026 •		2,800	2,839

Russian Railways Via RZD Capital PLC
7.487% due 03/25/2031 ^(d)	GBP	1,500	1,327

Sotera Health Holdings LLC
7.375% due 06/01/2031		$7,400	7,420

Spirit Airlines Pass-Through Trust
3.375% due 08/15/2031		67	59
4.100% due 10/01/2029		54	51

TD Synnex Corp.
6.100% due 04/12/2034 (j)		400	401

Topaz Solar Farms LLC
4.875% due 09/30/2039 (j)		3,575	3,200
5.750% due 09/30/2039 (j)		20,142	19,504

U.S. Renal Care, Inc.
10.625% due 06/28/2028		3,751	3,291

United Airlines Pass-Through Trust
2.700% due 11/01/2033 (j)		162	140
4.150% due 02/25/2033		70	66

Univision Communications, Inc.
8.500% due 07/31/2031		5,200	5,055

Vale SA
0.000% due 12/29/2049 ~(h)	BRL	250,000	15,455

Venture Global LNG, Inc.
9.500% due 02/01/2029		$7,279	7,976
9.875% due 02/01/2032 (j)		7,200	7,841

34	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Veritas U.S., Inc.
7.500% due 09/01/2025		$7,630	$6,605

Viridien
7.750% due 04/01/2027 (j)	EUR	13,419	13,875
7.750% due 04/01/2027		3,100	3,205
8.750% due 04/01/2027 (j)		$8,648	8,251

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 ^«(c)(d)		62,397	56,781

Williams Scotsman, Inc.
6.625% due 06/15/2029		1,300	1,311

Windstream Escrow LLC
7.750% due 08/15/2028 (j)		17,165	16,188

Wrangler Holdco Corp.
6.625% due 04/01/2032		5,100	5,082

Yinson Boronia Production BV
8.947% due 07/31/2042		3,500	3,537

			451,766

UTILITIES 1.7%

FORESEA Holding SA
7.500% due 06/15/2030 (j)		562	524
7.500% due 06/15/2030		784	730

NGD Holdings BV
6.750% due 12/31/2026		1,112	790

Oi SA
10.000% due 07/27/2025 ^(d)		64,484	638

Pacific Gas & Electric Co.
4.000% due 12/01/2046 (j)		1,006	725
4.300% due 03/15/2045 (j)		257	198
4.450% due 04/15/2042 (j)		2,491	1,978
4.750% due 02/15/2044 (j)		8,891	7,285

Peru LNG SRL
5.375% due 03/22/2030 (j)		18,496	15,976

Qwest Corp.
7.375% due 05/01/2030		6,900	3,041

			31,885

Total Corporate Bonds & Notes (Cost $796,644)			707,521

CONVERTIBLE BONDS & NOTES 0.2%

INDUSTRIALS 0.2%

DISH Network Corp.
3.375% due 08/15/2026		5,900	3,688

Total Convertible Bonds & Notes (Cost $5,900)			3,688

MUNICIPAL BONDS & NOTES 2.3%

CALIFORNIA 0.1%

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.850% due 06/01/2050		740	695
4.214% due 06/01/2050		2,400	1,794

			2,489

MICHIGAN 0.3%

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044		6,460	5,090

PUERTO RICO 1.5%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043		10,174	6,244
0.000% due 11/01/2051		35,894	21,406

			27,650

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.4%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)	$78,700	$7,229

Total Municipal Bonds & Notes (Cost $39,192)		42,458

U.S. GOVERNMENT AGENCIES 1.2%

Fannie Mae
3.000% due 01/25/2042 (a)	91	3
3.500% due 02/25/2033 (a)	735	57
4.500% due 07/25/2050 (a)(j)	4,127	937
5.000% due 02/25/2036 ~(a)	179	24

Freddie Mac
0.000% due 02/15/2036 - 03/15/2044 •(j)	9,943	7,719
0.000% due 03/15/2043 •	69	43
1.652% due 02/15/2034 •(a)	763	64
3.000% due 12/25/2050 (a)(j)	6,818	1,164
3.500% due 10/15/2035 (a)(j)	784	74
5.992% due 11/25/2055 «~	13,320	8,209
13.000% due 12/25/2027 •	3,592	3,784

Ginnie Mae
1.297% due 01/20/2042 •(a)	743	68
3.500% due 09/16/2041 - 06/20/2042 (a)	320	37

Total U.S. Government Agencies (Cost $25,142)		22,183

NON-AGENCY MORTGAGE-BACKED SECURITIES 12.2%

Adjustable Rate Mortgage Trust
5.800% due 05/25/2036 •	1,422	576
6.610% due 01/25/2035 •	2,039	1,826

Atrium Hotel Portfolio Trust
7.056% due 06/15/2035 •(j)	6,200	6,157
7.126% due 12/15/2036 •(j)	12,835	12,419

Banc of America Funding Trust
5.500% due 01/25/2036 «	23	22
5.700% due 06/26/2036 •	4,080	3,298
6.000% due 07/25/2037	298	238

BCAP LLC Trust
3.946% due 03/27/2036 ~	2,127	1,447
4.510% due 03/26/2037 þ	1,175	1,628
4.923% due 02/26/2036 ~	1,215	1,081
7.000% due 12/26/2036 ~	1,740	1,059

Bear Stearns ALT-A Trust
4.500% due 08/25/2036 ~	2,092	969
4.631% due 08/25/2046 ~	2,412	1,647
4.652% due 11/25/2036 ~	465	239
4.814% due 09/25/2035 ~	405	210
5.381% due 11/25/2034 «~	164	149

Bear Stearns Asset-Backed Securities Trust
5.860% due 04/25/2037 •	7,006	5,735

Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 «þ	55	56

Benchmark Mortgage Trust
2.852% due 02/15/2054 ~	8,388	4,489

Beneria Cowen & Pritzer Collateral Funding Corp.
6.640% due 06/15/2038 •(j)	450	410

BFLD Trust
8.393% due 10/15/2035 •	930	78
9.143% due 10/15/2035 •	4,700	285
9.643% due 10/15/2035 •	4,400	92

Braemar Hotels & Resorts Trust
7.901% due 06/15/2035 •	4,225	4,127

CALI Mortgage Trust
3.957% due 03/10/2039 (j)	8,200	7,239

CD Mortgage Trust
5.688% due 10/15/2048	521	474

Chase Mortgage Finance Trust
4.860% due 12/25/2035 «~	7	6
6.000% due 02/25/2037	1,190	444
6.000% due 03/25/2037	279	149
6.000% due 07/25/2037	1,016	446

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Commercial Mortgage Trust
5.590% due 12/10/2049 ~		$196	$124

Citigroup Mortgage Loan Trust
4.647% due 03/25/2037 ~		220	178
4.715% due 04/25/2037 ~		1,187	1,005
5.277% due 11/25/2035 ~		10,126	5,298
6.000% due 11/25/2036 ~		8,725	4,973

CitiMortgage Alternative Loan Trust
5.750% due 04/25/2037		948	855
5.750% due 04/25/2037 «		118	103

Colony Mortgage Capital Ltd.
7.119% due 11/15/2038 •		1,125	1,074
7.468% due 11/15/2038 •		4,100	3,895
8.164% due 11/15/2038 •		3,150	2,746

Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ~		1,335	700

Countrywide Alternative Loan Trust
0.000% due 04/25/2037 •(a)		13,398	756
1.614% due 02/25/2036 •		798	576
4.441% due 06/25/2037 ~		677	617
5.500% due 03/25/2035		377	158
5.500% due 09/25/2035		2,776	1,808
5.750% due 01/25/2035		200	189
5.750% due 02/25/2035		312	206
5.873% due 03/20/2046 •		2,356	1,984
6.000% due 02/25/2035		409	327
6.000% due 08/25/2035 •		208	105
6.000% due 04/25/2036		1,182	555
6.000% due 05/25/2036		2,744	1,336
6.000% due 02/25/2037		1,975	986
6.000% due 04/25/2037		4,030	1,868
6.000% due 08/25/2037 •		6,374	3,193
6.250% due 10/25/2036		1,384	809
6.250% due 12/25/2036 •		2,343	970
6.500% due 08/25/2036		657	200
6.500% due 09/25/2036		313	160

Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 07/25/2037		407	166
6.000% due 04/25/2036 «		233	128

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 04/25/2036		904	467
6.843% due 07/15/2038 •		1,000	911
9.794% due 07/15/2032 •		2,227	2,176

DBGS Mortgage Trust
6.838% due 10/15/2036 •(j)		1,000	970

Eurosail PLC
6.703% due 06/13/2045 •	GBP	4,487	4,651
9.353% due 06/13/2045 •		1,394	1,476

First Horizon Alternative Mortgage Securities Trust
6.250% due 11/25/2036		$940	256

Freddie Mac
10.835% due 01/25/2034 •		5,000	5,627
12.835% due 10/25/2041 •		900	974
13.135% due 11/25/2041 •		12,228	13,266

GS Mortgage Securities Corp. Trust
4.744% due 10/10/2032 ~		9,200	8,785
6.576% due 07/15/2035 •(j)		1,298	978
8.729% due 08/15/2039 •(j)		2,600	2,606

GSR Mortgage Loan Trust
4.266% due 03/25/2037 ~		1,161	606
4.455% due 11/25/2035 ~		417	337

Hilton USA Trust
2.828% due 11/05/2035 (j)		2,100	1,832

HomeBanc Mortgage Trust
6.660% due 03/25/2035 «•		63	36

IndyMac IMSC Mortgage Loan Trust
6.500% due 07/25/2037		6,498	1,922

JP Morgan Alternative Loan Trust
4.130% due 03/25/2037 ~		3,863	3,504

JP Morgan Chase Commercial Mortgage Securities Trust
5.925% due 04/15/2037 •(j)		976	933
6.436% due 04/15/2037 •		5,858	5,583
6.983% due 06/15/2038 •		1,100	1,042
7.235% due 10/05/2040 (j)		1,600	1,684
8.626% due 02/15/2035 •		4,919	4,777

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2024	35

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JP Morgan Mortgage Trust
4.994% due 06/25/2036 «~	$278	$179
5.360% due 02/25/2036 ~	785	525
5.483% due 01/25/2037 ~	347	289
5.504% due 10/25/2035 «~	9	9

Lehman Mortgage Trust
6.000% due 07/25/2037 «	40	35

Lehman XS Trust
5.900% due 06/25/2047 •	1,325	1,302

MASTR Alternative Loan Trust
6.750% due 07/25/2036	2,815	938

Merrill Lynch Mortgage Investors Trust
4.303% due 03/25/2036 ~	1,630	789

Morgan Stanley Bank of America Merrill Lynch Trust
3.708% due 05/15/2046 ~	1,693	1,552

Morgan Stanley Capital Trust
7.243% due 12/15/2036 •(j)	8,125	2,352
8.178% due 07/15/2035 •	4,296	4,286

Natixis Commercial Mortgage Securities Trust
3.917% due 11/15/2032 ~(j)	7,797	6,870
3.917% due 11/15/2032 ~	877	793

New Orleans Hotel Trust
6.965% due 04/15/2032 •	2,200	2,085

NYO Commercial Mortgage Trust
6.538% due 11/15/2038 •(j)	1,000	962
7.988% due 11/15/2038 •	2,500	2,222

RBSSP Resecuritization Trust
5.679% due 08/27/2037 •	8,000	3,712
5.680% due 10/27/2036 •	3,609	1,084

Residential Accredit Loans, Inc. Trust
5.840% due 08/25/2036 •	278	272
5.920% due 05/25/2037 «•	156	128
6.000% due 08/25/2036	262	210
6.000% due 05/25/2037	944	729

Residential Asset Securitization Trust
5.750% due 02/25/2036	293	104
6.000% due 02/25/2037	1,466	576
6.250% due 09/25/2037	4,631	1,853

Residential Funding Mortgage Securities, Inc. Trust
4.963% due 02/25/2037 ~	1,341	882

SG Commercial Mortgage Securities Trust
2.937% due 03/15/2037	3,400	3,038

Structured Adjustable Rate Mortgage Loan Trust
4.736% due 01/25/2036 ~	3,720	1,887
4.816% due 07/25/2035 ~	740	615
5.527% due 11/25/2036 ~	1,844	1,474

Structured Asset Mortgage Investments Trust
5.580% due 08/25/2036 •	66	56

SunTrust Adjustable Rate Mortgage Loan Trust
5.607% due 02/25/2037 ~	141	117
5.940% due 04/25/2037 ~	164	93
6.037% due 02/25/2037 ~	1,363	1,177

VASA Trust
6.343% due 07/15/2039 •(j)	1,000	927

Wachovia Mortgage Loan Trust LLC
2.067% due 08/25/2036 •	2,209	754

WaMu Mortgage Pass-Through Certificates Trust
3.905% due 10/25/2036 ~	606	511
3.973% due 07/25/2037 ~	371	309
4.171% due 02/25/2037 ~	472	388
4.669% due 07/25/2037 ~	786	673

Washington Mutual Mortgage Pass-Through Certificates Trust
5.993% due 05/25/2047 «•	52	54
6.000% due 10/25/2035	838	619
6.000% due 03/25/2036	926	852
6.000% due 02/25/2037	2,253	1,789

WSTN Trust
7.958% due 07/05/2037 ~(j)	3,700	3,664
8.748% due 07/05/2037 ~	3,700	3,671
10.174% due 07/05/2037 ~	3,000	2,961

Total Non-Agency Mortgage-Backed Securities (Cost $244,667)		220,809

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 7.8%

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,800	$625

Ally Bank Auto Credit-Linked Notes Trust
5.681% due 05/17/2032		$500	500
5.827% due 05/17/2032		500	500
6.022% due 05/17/2032		500	501

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
6.810% due 03/25/2033 «•		31	28

Apidos CLO
0.000% due 01/20/2031 ~		8,800	3,350

Belle Haven ABS CDO Ltd.
5.818% due 07/05/2046 •		324,260	699

Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~		6,000	819

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		4,100	802
0.000% due 10/22/2031 ~		3,000	535

Cork Street CLO DAC
0.000% due 11/27/2028 ~	EUR	700	120

Countrywide Asset-Backed Certificates Trust
5.805% due 05/25/2037 •		$7,621	5,251

Crown City CLO
0.000% due 04/20/2035 ~		1,600	914

Dryden CLO Ltd.
0.000% due 07/17/2031 ~		14,311	3,990

First Franklin Mortgage Loan Trust
5.780% due 10/25/2036 •		2,671	1,731

Fremont Home Loan Trust
5.610% due 01/25/2037 •		5,130	2,303
5.940% due 02/25/2036 •		12,492	7,820

Glacier Funding CDO Ltd.
8.770% due 08/04/2035 •		7,164	821

GSAMP Trust
5.600% due 12/25/2036 •		1,266	644

Home Equity Mortgage Loan Asset-Backed Trust
5.620% due 07/25/2037 •		2,391	1,290

JP Morgan Mortgage Acquisition Trust
6.330% due 07/25/2036 þ		95	26

LNR CDO Ltd.
5.738% due 02/28/2043 •		3,114	25

Long Beach Mortgage Loan Trust
6.060% due 01/25/2036 •		3,806	3,374

MAN GLG U.S. CLO Ltd.
0.000% due 07/15/2034 ~		1,100	737

Marble Point CLO Ltd.
0.000% due 01/22/2052 ~		5,200	3,272

Marlette Funding Trust
0.000% due 09/17/2029 «(g)		15	99

Merrill Lynch Mortgage Investors Trust
3.944% due 03/25/2037 þ		5,914	1,230
5.780% due 04/25/2037 •		1,449	713

Morgan Stanley ABS Capital, Inc. Trust
5.610% due 10/25/2036 •		5,473	2,916

Morgan Stanley Mortgage Loan Trust
6.250% due 02/25/2037 ~		708	386

N-Star REL CDO Ltd.
5.864% due 02/01/2041 •		220	0

Orient Point CDO Ltd.
5.830% due 10/03/2045 •		114,425	33,263

Pagaya AI Debt Selection Trust
3.270% due 05/15/2029		5,983	5,311
8.491% due 06/16/2031		6,198	6,305

PRET LLC
8.112% due 11/25/2053 þ		929	931

Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 þ		11,496	2,942
7.238% due 09/25/2037 þ		7,662	3,113

Santander Bank Auto Credit-Linked Notes
5.605% due 06/15/2032		900	902
5.622% due 06/15/2032		2,200	2,204
5.818% due 06/15/2032		3,296	3,302

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Securitized Asset-Backed Receivables LLC Trust
5.880% due 03/25/2036 •		$12,011	$10,746

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(g)		8	3,614

SLM Student Loan Trust
0.000% due 01/25/2042 «(g)		7	1,501

SMB Private Education Loan Trust
0.000% due 09/18/2046 «(g)		3	788
0.000% due 10/15/2048 «(g)		3	890

SoFi Professional Loan Program LLC
0.000% due 09/25/2040 «(g)		3,226	316

Structured Asset Investment Loan Trust
6.435% due 06/25/2035 •		3,706	3,192

Taberna Preferred Funding Ltd.
5.949% due 12/05/2036 •		9,720	8,504
5.969% due 08/05/2036 •		8,426	7,583

Total Asset-Backed Securities (Cost $230,734)			141,428

SOVEREIGN ISSUES 4.9%

Argentina Government International Bond
0.750% due 07/09/2030 þ		9,499	5,214
1.000% due 07/09/2029		1,352	779
3.500% due 07/09/2041 þ		17,491	6,891
3.625% due 07/09/2035 þ		9,460	4,036
3.625% due 07/09/2046 þ		115	50
4.250% due 01/09/2038 þ(j)		22,691	10,460

Dominican Republic Central Bank Notes
13.000% due 12/05/2025	DOP	244,700	4,223
13.000% due 01/30/2026		283,460	4,905

Dominican Republic International Bond
10.750% due 06/01/2036 (b)		297,600	5,149
11.250% due 09/15/2035		152,800	2,732

Egypt Government International Bond
6.375% due 04/11/2031	EUR	800	681

El Salvador Government International Bond
0.250% due 04/17/2030 (a)		$7,000	216
9.250% due 04/17/2030		7,000	6,239

Ghana Government International Bond
6.375% due 02/11/2027 ^(d)		1,100	561
7.875% due 02/11/2035 ^(d)		1,300	670
8.750% due 03/11/2061 ^(d)		400	206
10.750% due 10/14/2030		800	543

Peru Government International Bond
6.900% due 08/12/2037	PEN	4,600	1,150
6.950% due 08/12/2031		8,600	2,299

Romania Government International Bond
5.250% due 05/30/2032	EUR	2,300	2,399
5.375% due 03/22/2031 (j)		3,340	3,553
5.625% due 02/22/2036		1,350	1,412
5.625% due 05/30/2037		2,700	2,792
6.375% due 09/18/2033 (j)		2,600	2,899

Russia Government International Bond
5.625% due 04/04/2042		$13,400	9,447
5.875% due 09/16/2043		200	141

State Agency of Roads of Ukraine
6.250% due 06/24/2030		1,300	364

Ukraine Government International Bond
4.375% due 01/27/2032	EUR	17,523	4,898
7.750% due 09/01/2024		$9,800	3,175

Venezuela Government International Bond
8.250% due 10/13/2024 ^(d)		70	11
9.250% due 09/15/2027 ^(d)		598	114

Total Sovereign Issues (Cost $96,381)			88,209

		SHARES
COMMON STOCKS 7.8%

COMMUNICATION SERVICES 0.1%

Clear Channel Outdoor Holdings, Inc. (e)		1,167,686	1,646

iHeartMedia, Inc. ‘A’ (e)		275,106	300

iHeartMedia, Inc. ‘B’ «(e)		213,502	210

36	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2024

	SHARES	MARKET VALUE (000S)

Promotora de Informaciones SA ‘A’ (e)	1,233,318	$489

		2,645

CONSUMER STAPLES 0.0%

Steinhoff International Holdings NV «(e)(i)	97,336,701	0

ENERGY 0.0%

Axis Energy Services ‘A’ «(i)	6,085	178

FINANCIALS 1.5%

Banca Monte dei Paschi di Siena SpA	2,152,500	10,109

Intelsat Emergence SA «(i)	460,477	17,126

UBS Group AG	4,114	121

		27,356

HEALTH CARE 3.5%

Amsurg Equity «(e)(i)	1,271,774	62,958

INDUSTRIALS 1.6%

Drillco Holding Lux SA «(e)(i)	76,260	1,782

Forsea Holding SA «(e)	31,696	741

Mcdermott International Ltd. (e)	57,729	17

Neiman Marcus Group Ltd. LLC «(e)(i)	152,491	20,604

Syniverse Holdings, Inc. «(i)	5,981,903	5,718

Voyager Aviation Holdings LLC «(e)	2,841	0

Westmoreland Mining Holdings «(e)(i)	44,693	89

Westmoreland Mining LLC «(e)(i)	45,087	203

		29,154

UTILITIES 1.1%

West Marine «(e)(i)	13,000	82

Windstream Units «(e)	1,181,266	19,775

		19,857

Total Common Stocks (Cost $132,006)		142,148

	SHARES	MARKET VALUE (000S)
WARRANTS 0.0%

FINANCIALS 0.0%

Intelsat Emergence SA - Exp. 02/17/2027 «	1,383	$3

UTILITIES 0.0%

West Marine - Exp. 09/08/2028	1,687	0

Total Warrants (Cost $10,163)		3

PREFERRED SECURITIES 0.8%

BANKING & FINANCE 0.8%

AGFC Capital Trust
7.340% (US0003M + 1.750%) due 01/15/2067 ~	1,800,000	1,150

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(h)	110,000	101

Compeer Financial ACA
4.875% due 08/15/2026 •(h)	4,400,000	4,268

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(h)	1,000,000	991

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(h)	6,612,400	7,695

SVB Financial Group
4.000% due 05/15/2026 ^(d)(h)	500,000	5
4.250% due 11/15/2026 ^(d)(h)	300,000	1
4.700% due 11/15/2031 ^(d)(h)	498,000	2

		14,213

INDUSTRIALS 0.0%

Voyager Aviation Holdings LLC
9.500%	17,047	0

Total Preferred Securities (Cost $20,656)		14,213

REAL ESTATE INVESTMENT TRUSTS 0.4%

REAL ESTATE 0.4%

Uniti Group, Inc.	424,278	1,239

VICI Properties, Inc.	210,228	6,021

Total Real Estate Investment Trusts (Cost $4,199)		7,260

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.4%

U.S. TREASURY BILLS 0.4%
5.363% due 08/29/2024 - 09/19/2024 (f)(g)(m)	$6,313	$6,245

Total Short-Term Instruments (Cost $6,245)		6,245

Total Investments in Securities (Cost $2,278,558)		2,025,304

	SHARES
INVESTMENTS IN AFFILIATES 8.4%

SHORT-TERM INSTRUMENTS 8.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.4%

PIMCO Short-Term Floating NAV Portfolio III	15,719,729	152,937

Total Short-Term Instruments (Cost $152,868)		152,937

Total Investments in Affiliates (Cost $152,868)		152,937

Total Investments 119.9% (Cost $2,431,426)		$2,178,241

Auction-Rate Preferred Shares (0.3)%		(4,375)

Financial Derivative Instruments (k)(l) (0.0)% (Cost or Premiums, net $(18,326))		(592)

Other Assets and Liabilities, net (19.6)%		(355,931)

Net Assets Applicable to Common Shareholders 100.0%		$1,817,343

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ
All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~
Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•
Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2024	37

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(i) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Amsurg Equity	11/02/2023 - 11/06/2023	$53,141	$62,958	3.46%
Axis Energy Services ‘A’	07/01/2021	90	178	0.01
Drillco Holding Lux SA	06/08/2023	1,523	1,782	0.10
Intelsat Emergence SA	06/19/2017 - 02/23/2024	31,412	17,126	0.94
Neiman Marcus Group Ltd. LLC	09/25/2020	4,911	20,604	1.13
Steinhoff International Holdings NV	06/30/2023 - 10/30/2023	0	0	0.00
Syniverse Holdings, Inc.	05/12/2022 - 05/31/2024	5,888	5,718	0.32
West Marine	09/12/2023	187	82	0.00
Westmoreland Mining Holdings	07/29/2015 - 03/26/2019	1,161	89	0.01
Westmoreland Mining LLC	06/30/2023	299	203	0.01

		$98,612	$108,740	5.98%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (1)	Settlement Date	Maturity Date		Amount Borrowed (1)		Payable for Reverse Repurchase Agreements
BMO	5.690%	06/21/2024	08/20/2024			$(15,389)	$ (15,414)
BOS	6.340	05/22/2024	07/02/2024			(2,763)	(2,782)
BPS	4.215	05/22/2024	08/22/2024		EUR	(3,518)	(3,786)
	5.820	04/29/2024	07/29/2024			$(3,196)	(3,228)
	5.920	05/20/2024	08/20/2024			(11,194)	(11,272)
	6.040	05/15/2024	11/12/2024			(5,413)	(5,456)
	6.140	05/15/2024	11/12/2024			(10,995)	(11,083)
BYR	5.890	05/20/2024	08/19/2024			(342)	(344)
CDC	5.730	04/23/2024	07/23/2024			(8,239)	(8,330)
	5.730	05/08/2024	07/23/2024			(1,761)	(1,776)
	5.730	05/29/2024	07/23/2024			(1,343)	(1,350)
	5.760	04/19/2024	08/19/2024			(3,111)	(3,147)
	5.790	03/28/2024	07/26/2024			(5,034)	(5,110)
	5.910	06/14/2024	10/11/2024			(35,418)	(35,516)
	5.910	06/21/2024	10/21/2024			(6,061)	(6,070)
	5.990	03/28/2024	07/26/2024			(3,916)	(3,977)
	5.990	04/23/2024	07/26/2024			(1,694)	(1,713)
	5.990	05/24/2024	07/26/2024			(1,021)	(1,028)
DEU	5.800	05/13/2024	08/13/2024			(1,332)	(1,342)
IND	5.650	06/17/2024	08/30/2024			(923)	(925)
	5.650	06/25/2024	08/30/2024			(645)	(646)
	5.760	06/26/2024	09/26/2024			(1,069)	(1,070)
	5.800	06/17/2024	09/12/2024			(2,442)	(2,448)
	5.830	06/06/2024	12/06/2024			(17,236)	(17,306)
	5.870	05/08/2024	10/08/2024			(7,970)	(8,040)
JPS	4.750	06/14/2024	08/02/2024			(2,126)	(2,131)
MSB	6.040	04/22/2024	10/21/2024			(6,277)	(6,350)
	6.040	04/29/2024	10/28/2024			(7,053)	(7,127)
	6.140	04/29/2024	10/28/2024			(7,521)	(7,601)
	6.240	04/29/2024	10/28/2024			(3,068)	(3,101)
NOM	5.300	06/17/2024	TBD	(2)		(2,311)	(2,315)
	5.300	06/28/2024	TBD	(2)		(4,608)	(4,608)
RCY	5.830	06/14/2024	07/12/2024			(8,279)	(8,302)
RTA	5.940	06/14/2024	09/13/2024			(2,145)	(2,151)
SOG	5.600	06/17/2024	07/17/2024			(3,846)	(3,855)
	5.680	06/17/2024	07/17/2024			(14,967)	(15,000)
	5.680	06/24/2024	07/24/2024			(94)	(94)
	5.680	07/01/2024	07/24/2024			(2,937)	(2,937)
	5.710	04/11/2024	07/10/2024			(23,596)	(23,899)
	5.710	04/19/2024	07/11/2024			(1,650)	(1,669)

38	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2024

Counterparty	Borrowing Rate	Settlement Date	Maturity Date		Amount Borrowed		Payable for Reverse Repurchase Agreements
	5.710%	05/10/2024	07/11/2024			$(535)	$(539)
	5.710	06/13/2024	07/11/2024			(911)	(914)
	5.730	05/10/2024	07/29/2024			(942)	(950)
	5.750	05/13/2024	07/15/2024			(8,863)	(8,933)
	5.820	04/11/2024	07/10/2024			(287)	(291)
	5.850	04/29/2024	07/29/2024			(9,403)	(9,499)
TDM	5.700	06/21/2024	09/19/2024			(2,162)	(2,166)
UBS	3.820	06/12/2024	TBD	(2)	EUR	(5,808)	(6,233)
	3.900	06/12/2024	TBD	(2)		(1,492)	(1,601)
	3.980	06/12/2024	TBD	(2)		(4,338)	(4,655)
	4.039	06/14/2024	09/13/2024			(10,503)	(11,270)

Total Reverse Repurchase Agreements							$ (291,350)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (3)
Global/Master Repurchase Agreement
BMO	$0	$(15,414)	$0	$(15,414)	$16,038	$624
BOS	0	(2,782)	0	(2,782)	2,352	(430)
BPS	0	(34,825)	0	(34,825)	39,462	4,637
BYR	0	(344)	0	(344)	400	56
CDC	0	(68,017)	0	(68,017)	76,033	8,016
DEU	0	(1,342)	0	(1,342)	1,399	57
IND	0	(30,435)	0	(30,435)	34,485	4,050
JPS	0	(2,131)	0	(2,131)	2,799	668
MSB	0	(24,179)	0	(24,179)	28,807	4,628
NOM	0	(6,923)	0	(6,923)	6,915	(8)
RCY	0	(8,302)	0	(8,302)	9,894	1,592
RTA	0	(2,151)	0	(2,151)	2,710	559
SOG	0	(68,580)	0	(68,580)	74,266	5,686
TDM	0	(2,166)	0	(2,166)	2,237	71
UBS	0	(23,759)	0	(23,759)	26,040	2,281

Total Borrowings and Other Financing Transactions	$0	$(291,350)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(94,937)	$(58,110)	$(73,189)	$(226,236)
Non-Agency Mortgage-Backed Securities	0	0	0	(40,720)	(40,720)
Sovereign Issues	0	0	0	(6,923)	(6,923)
U.S. Government Agencies	0	(8,302)	0	0	(8,302)
U.S. Treasury Obligations	0	0	0	(6,232)	(6,232)

Total Borrowings	$0	$(103,239)	$(58,110)	$(127,064)	$(288,413)

Payable for reverse repurchase agreements (4)					$(288,413)

(j)	Securities with an aggregate market value of $324,494 and cash of $280 have been pledged as collateral under the terms of the above master agreements as of June 30, 2024.

(1)
The average amount of borrowings outstanding during the period ended June 30, 2024 was $(340,091) at a weighted average interest rate of 5.729%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(2,937) is outstanding at period end.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2024	39

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION
(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2024 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value (4)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2028	0.564%	$	900	$(9)	$23	$14	$1	$0
Boeing Co.	1.000	Quarterly	06/20/2026	0.83		1,400	5	0	5	1	0
Boeing Co.	1.000	Quarterly	06/20/2029	1.385		500	(5)	(3)	(8)	(1)	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2028	0.813	EUR	10,200	(487)	575	88	0	(15)

							$(496)	$595	$99	$1	$(15)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay (5)	1-Day GBP-SONIO Compounded-OIS	4.000%	Annual	09/18/2029	GBP	50,900	$868	$(617)	$251	$0	$(68)
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032		15,700	1,524	3,451	4,975	53	0
Receive	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033		8,000	891	576	1,467	28	0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		3,900	800	2,030	2,830	29	0
Receive	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024	$	58,200	(4)	1,724	1,720	16	0
Receive	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025		29,400	3	883	886	8	0
Pay	1-Day USD-SOFR Compounded-OIS	2.750	Semi-Annual	06/17/2025		8,580	135	(352)	(217)	0	(2)
Receive	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		4,600	2	233	235	1	0
Pay	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	06/15/2026		44,400	722	(2,943)	(2,221)	0	(13)
Receive	1-Day USD-SOFR Compounded-OIS	0.500	Semi-Annual	06/16/2026		35,000	329	2,583	2,912	17	0
Receive	1-Day USD-SOFR Compounded-OIS	1.360	Semi-Annual	02/15/2027		12,450	(2)	1,046	1,044	8	0
Pay	1-Day USD-SOFR Compounded-OIS	1.600	Semi-Annual	02/15/2027		49,800	(123)	(3,717)	(3,840)	0	(31)
Receive	1-Day USD-SOFR Compounded-OIS	1.450	Semi-Annual	02/17/2027		20,600	(5)	1,680	1,675	13	0
Pay	1-Day USD-SOFR Compounded-OIS	4.250	Annual	02/17/2027		90,000	(893)	253	(640)	0	(35)
Receive	1-Day USD-SOFR Compounded-OIS	1.420	Semi-Annual	02/24/2027		6,000	(2)	492	490	4	0
Pay	1-Day USD-SOFR Compounded-OIS	1.650	Semi-Annual	02/24/2027		19,900	(51)	(1,447)	(1,498)	0	(13)
Pay	1-Day USD-SOFR Compounded-OIS	2.500	Semi-Annual	12/20/2027		73,900	280	(5,117)	(4,837)	0	(75)
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2027		83,700	(7,417)	(121)	(7,538)	0	(88)
Receive	1-Day USD-SOFR Compounded-OIS	1.420	Semi-Annual	08/17/2028		47,100	(11)	5,413	5,402	68	0
Receive	1-Day USD-SOFR Compounded-OIS	1.380	Semi-Annual	08/24/2028		71,000	(17)	8,244	8,227	104	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028		175,700	1,523	(5,716)	(4,193)	0	(270)
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	06/19/2029		263,700	8,727	(24,833)	(16,106)	0	(511)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		38,700	(732)	1,310	578	73	0
Pay	1-Day USD-SOFR Compounded-OIS	4.500	Annual	12/21/2029		384,000	353	7,187	7,540	0	(883)
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Semi-Annual	12/16/2030		3,600	(60)	731	671	12	0
Receive	1-Day USD-SOFR Compounded-OIS	1.160	Semi-Annual	04/12/2031		6,100	(1)	1,177	1,176	21	0
Receive	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031		19,700	1,152	3,046	4,198	71	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	12/15/2031		97,600	(1,365)	17,128	15,763	397	0
Receive	1-Day USD-SOFR Compounded-OIS	1.350	Semi-Annual	02/09/2032		128,200	870	23,685	24,555	521	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032		69,800	(9,546)	(1,517)	(11,063)	0	(333)
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Semi-Annual	06/19/2044		161,500	(4,025)	(11,787)	(15,812)	0	(1,995)
Receive	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	12/11/2049		2,200	(3)	660	657	29	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	01/15/2050		19,800	(137)	6,872	6,735	255	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/22/2050		28,200	(69)	10,801	10,732	352	0
Receive	1-Day USD-SOFR Compounded-OIS	1.875	Semi-Annual	02/07/2050		29,300	(114)	10,623	10,509	372	0
Receive	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	03/12/2050		9,800	(29)	2,911	2,882	130	0
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	12/16/2050		17,000	1,539	6,381	7,920	203	0
Receive	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	02/01/2052		144,400	962	56,704	57,666	1,869	0
Pay	1-Year BRL-CDI	11.157	Maturity	01/02/2025	BRL	2,200	0	(11)	(11)	0	0
Pay	1-Year BRL-CDI	11.177	Maturity	01/02/2025		1,500	0	(7)	(7)	0	0
Pay	1-Year BRL-CDI	11.367	Maturity	01/02/2025		1,800	0	(7)	(7)	0	0
Pay	1-Year BRL-CDI	12.018	Maturity	01/02/2025		4,900	0	(6)	(6)	0	0
Pay	1-Year BRL-CDI	12.098	Maturity	01/02/2025		8,200	0	(7)	(7)	0	(1)
Pay	1-Year BRL-CDI	12.158	Maturity	01/02/2025		4,100	0	(2)	(2)	0	0
Pay	1-Year BRL-CDI	12.163	Maturity	01/02/2025		4,000	0	(2)	(2)	0	0
Pay	1-Year BRL-CDI	12.178	Maturity	01/02/2025		8,200	0	(4)	(4)	0	(1)
Pay	1-Year BRL-CDI	11.250	Maturity	01/04/2027		2,600	0	(16)	(16)	0	(2)
Pay	1-Year BRL-CDI	11.275	Maturity	01/04/2027		1,300	0	(8)	(8)	0	(1)
Pay	1-Year BRL-CDI	11.290	Maturity	01/04/2027		1,300	0	(8)	(8)	0	(1)
Pay	1-Year BRL-CDI	11.731	Maturity	01/04/2027		700	0	(2)	(2)	0	0
Pay	1-Year BRL-CDI	11.746	Maturity	01/04/2027		3,000	0	(9)	(9)	0	(2)
Pay	1-Year BRL-CDI	11.901	Maturity	01/04/2027		7,100	0	(15)	(15)	0	(5)

40	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2024

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	6-Month AUD-BBR-BBSW	3.500%	Semi-Annual	06/17/2025	AUD	13,400	$332	$(431)	$(99)	$0	$(1)
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	21,400	392	3,460	3,852	25	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		17,200	1,607	2,002	3,609	30	0
Receive	6-Month EUR-EURIBOR	1.750	Annual	03/15/2033		1,900	149	30	179	4	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		8,100	702	2,867	3,569	14	0
Receive (5)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		39,800	480	2,041	2,521	0	(33)
Receive	28-Day MXN-TIIE	8.410	Lunar	03/31/2027	MXN	3,300	0	7	7	0	0
Receive	28-Day MXN-TIIE	8.730	Lunar	04/06/2027		3,700	0	7	7	0	0
Receive	28-Day MXN-TIIE	7.495	Lunar	01/14/2032		1,800	7	4	11	0	0
Receive	28-Day MXN-TIIE	7.498	Lunar	01/15/2032		7,400	30	13	43	0	0
Receive	28-Day MXN-TIIE	8.732	Lunar	03/30/2032		1,800	0	4	4	0	0
Receive	28-Day MXN-TIIE	8.701	Lunar	03/31/2032		4,300	0	10	10	0	0

							$(227)	$129,567	$129,340	$4,727	$(4,364)

Total Swap Agreements							$(723)	$130,162	$129,439	$4,728	$(4,379)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$4,728	$4,728	$0	$0	$(4,379)	$(4,379)

Cash of $43,432 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2024	EUR	2,030		$2,202	$28	$0
	07/2024		$3,382	EUR	3,105	0	(57)
	08/2024		3,127	TRY	109,500	41	0

BPS	07/2024	EUR	9,930		$10,719	88	(3)
	07/2024	GBP	6,244		7,971	78	0
	07/2024		$202	AUD	303	0	0
	07/2024		6,060	EUR	5,601	0	(62)
	08/2024	AUD	303		$202	0	0
	08/2024		$2,559	EUR	2,389	3	0

BRC	08/2024	TRY	3,115		$89	0	(1)
	08/2024		$28,998	TRY	1,004,963	195	0
	09/2024	MXN	1,309		$70	0	(1)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2024	41

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	11/2024		$1,378	TRY	54,396	$75	$0

CBK	07/2024	PEN	13,271		$3,509	56	0
	07/2024		$1,740	PEN	6,634	0	(14)
	08/2024		3,530	EUR	3,292	1	0
	09/2024	INR	382		$5	0	0
	09/2024	PEN	8,249		2,219	73	0

FAR	07/2024	AUD	303		202	0	0
	07/2024	EUR	204,512		222,745	3,723	0

GLM	07/2024	DOP	376,951		6,403	27	0
	08/2024		280,489		4,705	0	(24)
	09/2024		69,218		1,153	0	(13)

JPM	07/2024	CNY	79		11	0	0
	07/2024		$131	IDR	2,130,757	0	(1)
	07/2024		496	TRY	16,766	16	0
	08/2024		11	CNY	79	0	0
	08/2024		4,660	TRY	159,710	34	0

MBC	07/2024	CAD	7,625		$5,600	26	0
	07/2024		$5,572	CAD	7,630	5	0
	07/2024		2,564	EUR	2,389	0	(6)
	08/2024	CAD	7,624		$5,572	0	(5)

MYI	07/2024	EUR	4,128		4,426	5	0
	09/2024	INR	61		1	0	0

RBC	07/2024		$2,396	EUR	2,206	0	(34)
	07/2024		7,918	GBP	6,244	0	(25)
	08/2024	GBP	6,244		$7,919	25	0

SCX	07/2024		$11	CNY	78	0	0
	07/2024		222,100	EUR	207,299	0	(93)
	08/2024	EUR	207,299		$222,427	96	0

Total Forward Foreign Currency Contracts						$4,595	$(339)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION
(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2024 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
										Asset	Liability
BOA	Panama Government International Bond	1.000%	Quarterly	12/20/2028	1.622%	$	8,500	$(351)	$144	$0	$(207)

BRC	Panama Government International Bond	1.000	Quarterly	12/20/2028	1.622		9,500	(392)	160	0	(232)

CBK	Israel Government International Bond	1.000	Quarterly	06/20/2027	1.168		2,000	(10)	1	0	(9)

DUB	Eskom «	4.650	Quarterly	06/30/2029	0.066		7,400	0	571	571	0

GST	Equinix, Inc.	5.000	Quarterly	06/20/2027	0.926		1,000	140	(26)	114	0

JPM	Banca Monte Dei Paschi Di	5.000	Quarterly	06/20/2025	0.745	EUR	300	(6)	20	14	0

MYC	Petroleos Mexicanos	1.000	Quarterly	12/20/2028	4.712	$	2,600	(507)	154	0	(353)

MYI	Turkey Government International Bond	1.000	Quarterly	12/20/2033	3.581		3,000	(598)	83	0	(515)

								$(1,724)	$1,107	$699	$(1,316)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION
(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
									Asset	Liability
BRC	ABX.HE.AAA.6-2 Index «	0.110%	Monthly	05/25/2046	$	19,535	$(5,049)	$3,891	$0	$(1,158)

GST	ABX.HE.AA.6-1 Index «	0.320	Monthly	07/25/2045		6,938	(330)	(174)	0	(504)
	ABX.HE.AAA.6-2 Index «	0.110	Monthly	05/25/2046		1,653	(424)	326	0	(98)

MEI	ABX.HE.AAA.6-2 Index «	0.110	Monthly	05/25/2046		22,770	(5,873)	4,523	0	(1,350)

MYC	ABX.HE.AAA.6-2 Index «	0.110	Monthly	05/25/2046		24,788	(4,203)	2,733	0	(1,470)

							$(15,879)	$11,299	$0	$(4,580)

Total Swap Agreements							$(17,603)	$12,406	$699	$(5,896)

42	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2024

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (5)
BOA	$69	$0	$0	$69	$(57)	$0	$(207)	$(264)	$(195)	$201	$6
BPS	169	0	0	169	(65)	0	0	(65)	104	0	104
BRC	270	0	0	270	(2)	0	(1,390)	(1,392)	(1,122)	1,623	501
CBK	130	0	0	130	(14)	0	(9)	(23)	107	0	107
DUB	0	0	571	571	0	0	0	0	571	(410)	161
FAR	3,723	0	0	3,723	0	0	0	0	3,723	(3,810)	(87)
GLM	27	0	0	27	(37)	0	0	(37)	(10)	0	(10)
GST	0	0	114	114	0	0	(602)	(602)	(488)	601	113
JPM	50	0	14	64	(1)	0	0	(1)	63	0	63
MBC	31	0	0	31	(11)	0	0	(11)	20	0	20
MEI	0	0	0	0	0	0	(1,350)	(1,350)	(1,350)	1,397	47
MYC	0	0	0	0	0	0	(1,823)	(1,823)	(1,823)	1,917	94
MYI	5	0	0	5	0	0	(515)	(515)	(510)	506	(4)
RBC	25	0	0	25	(59)	0	0	(59)	(34)	0	(34)
SCX	96	0	0	96	(93)	0	0	(93)	3	0	3

Total Over the Counter	$4,595	$0	$699	$5,294	$(339)	$0	$(5,896)	$(6,235)

(m)
Securities with an aggregate market value of $6,245 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2024.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$1	$0	$0	$4,727	$4,728

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,595	$0	$4,595
Swap Agreements	0	699	0	0	0	699

	$0	$699	$0	$4,595	$0	$5,294

	$0	$700	$0	$4,595	$4,727	$10,022

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2024	43

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$15	$0	$0	$4,364	$4,379

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$339	$0	$339
Swap Agreements	0	5,896	0	0	0	5,896

	$0	$5,896	$0	$339	$0	$6,235

	$0	$5,911	$0	$339	$4,364	$10,614

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$1,682	$0	$0	$(23,590)	$(21,908)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,699	$0	$1,699
Swap Agreements	0	2,011	0	0	0	2,011

	$0	$2,011	$0	$1,699	$0	$3,710

	$0	$3,693	$0	$1,699	$(23,590)	$(18,198)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$726	$0	$0	$17,309	$18,035

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,435	$0	$9,435
Swap Agreements	0	(1,537)	0	0	0	(1,537)

	$0	$(1,537)	$0	$9,435	$0	$7,898

	$0	$(811)	$0	$9,435	$17,309	$25,933

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of June 30, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2024
Investments in Securities, at Value
Loan Participations and Assignments	$0	$499,990	$129,149	$629,139
Corporate Bonds & Notes
Banking & Finance	0	202,119	21,751	223,870
Industrials	0	394,985	56,781	451,766
Utilities	0	31,885	0	31,885
Convertible Bonds & Notes
Industrials	0	3,688	0	3,688
Municipal Bonds & Notes
California	0	2,489	0	2,489
Michigan	0	5,090	0	5,090
Puerto Rico	0	27,650	0	27,650
West Virginia	0	7,229	0	7,229
U.S. Government Agencies	0	13,974	8,209	22,183
Non-Agency Mortgage-Backed Securities	0	219,904	905	220,809
Asset-Backed Securities	0	134,192	7,236	141,428
Sovereign Issues	0	88,209	0	88,209
Common Stocks
Communication Services	2,435	0	210	2,645
Energy	0	0	178	178
Financials	10,230	0	17,126	27,356
Health Care	0	0	62,958	62,958
Industrials	0	17	29,137	29,154

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2024
Utilities	$0	$0	$19,857	$19,857
Warrants
Financials	0	0	3	3
Preferred Securities
Banking & Finance	0	14,213	0	14,213
Real Estate Investment Trusts
Real Estate	7,260	0	0	7,260
Short-Term Instruments
U.S. Treasury Bills	0	6,245	0	6,245

	$19,925	$1,651,879	$353,500	$2,025,304

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$152,937	$0	$0	$152,937

Total Investments	$172,862	$1,651,879	$353,500	$2,178,241

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	4,728	0	4,728
Over the counter	0	4,723	571	5,294

	$0	$9,451	$571	$10,022

44	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2024

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2024
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(4,379)	$0	$(4,379)
Over the counter	0	(1,655)	(4,580)	(6,235)

	$0	$(6,034)	$(4,580)	$(10,614)

Total Financial Derivative Instruments	$0	$3,417	$(4,009)	$(592)

Totals	$172,862	$1,655,296	$349,491	$2,177,649

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2024:

Category and Subcategory	Beginning Balance at 06/30/2023	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2024	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2024 (2)
Investments in Securities, at Value
Loan Participations and Assignments	$185,455	$96,203	$(94,121)	$8,692	$(10,154)	$(6,055)	$346	$(51,217)	$129,149	$2,602
Corporate Bonds & Notes
Banking & Finance	1,189	20,204	(1)	10	0	365	1,238	(1,254)	21,751	309
Industrials	0	0	0	0	0	0	56,781	0	56,781	0
U.S. Government Agencies	7,814	0	(225)	37	73	510	0	0	8,209	488
Non-Agency Mortgage-Backed Securities	956	13	(150)	(14)	(41)	85	56	0	905	1
Asset-Backed Securities	10,424	0	(331)	53	(1,833)	(1,077)	0	0	7,236	(2,832)
Common Stocks
Communication Services	700	0	0	0	0	(490)	0	0	210	(490)
Energy	183	0	0	0	0	(5)	0	0	178	(5)
Financials	10,567	0	0	0	0	6,559	0	0	17,126	6,535
Health Care	0	53,141	0	0	0	9,817	0	0	62,958	9,817
Industrials	30,975	683	(2)	0	0	(2,519)	0	0	29,137	(2,518)
Real Estate	0	0	0	0	(74)	74	0	0	0	0
Utilities (3)	18,085	187	0	0	0	1,585	0	0	19,857	1,585
Rights
Financials	231	0	(448)	0	448	(231)	0	0	0	0
Warrants
Financials	351	0	(459)	0	432	(321)	0	0	3	1
Preferred Securities
Industrials	4,110	0	0	0	0	(4,110)	0	0	0	0

	$271,040	$170,431	$(95,737)	$8,778	$(11,149)	$4,187	$58,421	$(52,471)	$353,500	$15,493

Financial Derivative Instruments - Assets
Over the counter	$319	$0	$0	$0	$0	$252	$0	$0	$571	$252

Financial Derivative Instruments - Liabilities
Over the counter	$(3,550)	$226	(78)	$0	$1,055	$(2,233)	$0	$0	$(4,580)	$(1,353)

Totals	$267,809	$170,657	$(95,815)	$8,778	$(10,094)	$2,206	$58,421	$(52,471)	$349,491	$14,392

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2024	45

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)	June 30, 2024

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2024	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$23,777	Comparable Companies	EBITDA Multiple	X	13.500	—
	33,583	Discounted Cash Flow	Discount Rate		9.860-26.500	18.284
	346	Other Valuation Techniques (4)	—		—	—
	3,115	Proxy Pricing	Base Price		97.000	—
	50,109	Recent Transaction	Purchase Price		100.000	—
	18,219	Third-Party Vendor	Broker Quote		100.000-100.500	100.050
Corporate Bonds & Notes
Banking & Finance	1,238	Expected Recovery	Recovery Rate		11.374	—
	20,513	Proxy Pricing	Base Price		102.293	—
Industrials	56,781	Third Party Vendor	Broker Quote		91.000	—
U.S. Government Agencies	8,209	Discounted Cash Flow	Discount Rate		12.149	—
Non-Agency Mortgage-Backed Securities	905	Fair Valuation of Odd Lot Positions	Adjustment Factor		2.500	—
Asset-Backed Securities	7,207	Discounted Cash Flow	Discount Rate		12.000-20.000	17.677
	29	Fair Valuation of Odd Lot Positions	Adjustment Factor		2.500	—
Common Stocks
Communication Services	210	Reference Instrument	Stock Price w/ Liquidity Discount		10.000	—
Energy	178	Comparable Companies	EBITDA Multiple	X	4.300	—
Financials	17,126	Comparable Companies	EBITDA Multiple	X	4.240	—
Health Care	62,958	Comparable Companies	EBITDA Multiple	X	13.500	—
Industrials	20,604	Comparable Companies / Discounted Cash Flow	Revenue Multiple/ EBITDA Multiple/ Discount Rate	X/X/%	0.510/6.470/10.000	—
	5,718	Discounted Cash Flow	Discount Rate		13.740	—
	2,815	Indicative Market Quotation	Broker Quote	$	2.000-23.375	20.608
Utilities	19,775	Comparable Companies	EBITDA Multiple	X	3.920	—
	82	Discounted Cash Flow/ Comparable Companies	Discount Rate/ Revenue Multiple	%/X	20.750/0.500	—
Warrants
Financials	3	Option Pricing Model	Volatility		32.500	—

Financial Derivative Instruments - Assets
Over the counter	571	Indicative Market Quotation	Broker Quote	6.553		—

Financial Derivative Instruments - Liabilities
Over the counter	(4,580)	Indicative Market Quotation	Broker Quote	92.500-96.000		95.615

Total	$349,491

(1)
Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)
Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2024 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Security type updated from Warrants to Common Stocks and sector type updated from Information Technology to Utilities since prior fiscal year end.
(4)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

46	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Corporate & Income Strategy Fund	June 30, 2024

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 107.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 30.9%

ABG Intermediate Holdings 2 LLC
TBD% due 12/21/2028		$800	$802

AI Silk Midco Ltd.
8.785% (EURO03M + 5.000%) due 03/04/2031 ~	EUR	800	850

Altice France SA
9.406% (EURO03M + 5.500%) due 08/15/2028 ~		100	80
10.829% due 08/15/2028		$2,900	2,139

AP Core Holdings LLC
10.958% due 09/01/2027		12,159	10,665

BDO U.S.A. PC
11.344% due 08/31/2028 «		2,431	2,455

Cohesity
TBD% due 03/08/2031 «µ		803	803
TBD% due 03/08/2031 «		7,600	7,600

CoreWeave Compute Acquisition Co. LLC
TBD% - 11.335% due 05/16/2029 «µ		9,700	9,700

Diamond Sports Group LLC
TBD% - 15.429% due 05/25/2026		5,954	5,615

DirecTV Financing LLC
10.458% due 08/02/2027		18	18

Envision Healthcare Corp.
14.311% due 07/20/2026 «		8,704	8,704

EPIC Y-Grade Services LP
11.058% due 06/29/2029		2,700	2,702

Finastra U.S.A., Inc.
TBD% - 12.581% due 09/13/2029 «µ		103	103
0.500% - 12.581% due 09/13/2029 «		994	1,001

First Brands Group, LLC
10.591% due 03/30/2027		7,495	7,462

Forward Air Corp.
9.830% due 12/19/2030		2,415	2,258

Frontier Communications Corp.
TBD% due 06/20/2031 «		600	600

Gateway Casinos & Entertainment Ltd.
13.278% due 10/18/2027	CAD	3,395	2,516
13.473% due 10/15/2027		$5,645	5,722

Gray Television, Inc.
10.580% due 06/04/2029		2,600	2,477

iHeartCommunications, Inc.
8.708% due 05/01/2026		570	440

Ivanti Software, Inc.
9.814% due 12/01/2027		9,314	7,432

J & J Ventures Gaming LLC
TBD% due 04/26/2028 «		1,160	1,126

Lealand Finance Co. BV
8.458% due 06/30/2027		75	39

Lealand Finance Co. BV (6.444 Cash and 3.000% PIK)
9.444% due 12/31/2027 (c)		399	189

LifePoint Health, Inc.
9.329% due 05/17/2031		2,100	2,106
10.056% due 11/16/2028		2,993	3,013

Magenta Buyer LLC
10.591% due 07/27/2028		992	556

Market Bidco Ltd.
8.578% (EURO03M + 4.750%) due 11/04/2027 ~	EUR	964	1,031

Medline Borrower LP
TBD% due 10/23/2028		$900	901

Modena Buyer LLC
TBD% due 04/18/2031		2,800	2,737

MPH Acquisition Holdings LLC
9.859% due 09/01/2028		8,301	6,932

Oi SA
TBD% - 15.500% (PRIME + 7.000%) due 12/15/2024 ~		1,125	1,120

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.750% (LIBOR03M + 1.750%) due 02/26/2035 «~		$7,419	$74
12.500% due 09/07/2024		8,033	7,993

Poseidon Bidco SASU
8.722% (EURO03M + 5.000%) due 03/13/2030 ~	EUR	2,400	2,423

Promotora de Informaciones SA
9.115% (EURO03M + 5.220%) due 12/31/2026 ~		15,591	16,655

Promotora de Informaciones SA (6.865% Cash and 5.000% PIK)
11.865% (EURO03M + 2.970%) due 06/30/2027 ~(c)		553	568

Proofpoint, Inc.
8.344% due 08/31/2028		$199	199

SCUR-Alpha 1503 GmbH
9.365% (EURO03M + 5.500%) due 03/29/2030 ~	EUR	1,900	1,958
10.830% due 03/29/2030		$2,963	2,808

Sotera Health Holdings LLC
8.594% due 05/30/2031		2,600	2,599

Steenbok Lux Finco 2 SARL
10.000% due 06/30/2026	EUR	20,171	8,819

Syniverse Holdings, Inc.
12.335% due 05/13/2027		$15,359	15,052

Telemar Norte Leste SA
1.750% due 02/26/2035 «		377	4
1.750% (LIBOR06M + 1.750%) due 02/26/2035 «~		5,740	57

TransDigm, Inc.
7.843% due 02/28/2031		2,600	2,608

U.S. Renal Care, Inc.
10.458% due 06/20/2028		16,711	14,672

Univision Communications, Inc.
8.958% due 01/23/2029		2,000	1,983

Veritas U.S., Inc.
10.458% due 09/01/2025		9,701	8,478

Wesco Aircraft Holdings, Inc.
TBD% - 13.928% due 07/15/2024 «		4,726	5,082

Westmoreland Mining Holdings LLC
8.000% due 03/15/2029		1,617	1,083

White Cap Buyer LLC
TBD% due 10/19/2029		600	602

Windstream Services LLC
9.444% due 02/23/2027 «		5,480	5,480
11.694% due 09/21/2027		2,385	2,390

Total Loan Participations and Assignments (Cost $215,091)			203,481

CORPORATE BONDS & NOTES 37.7%

BANKING & FINANCE 10.9%

Adler Financing SARL
12.500% due 12/30/2028 «	EUR	5,710	6,265

Agps Bondco PLC
4.625% due 01/14/2026		3,700	1,298
5.000% due 04/27/2027		2,300	804
5.500% due 11/13/2026		200	70

Alamo Re Ltd.
16.605% (T-BILL 1MO + 11.250%) due 06/07/2026 ~		$300	297

Armor Holdco, Inc.
8.500% due 11/15/2029 (k)		3,400	3,243

Baldwin Insurance Group Holdings LLC
7.125% due 05/15/2031		1,300	1,316

Banca Monte dei Paschi di Siena SpA
8.000% due 01/22/2030 •(k)	EUR	1,196	1,295
10.500% due 07/23/2029 (k)		2,167	2,781

Banco Bilbao Vizcaya Argentaria SA
6.033% due 03/13/2035 •(k)		$600	599

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	700	181

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Barclays PLC
6.224% due 05/09/2034 •(k)		$1,100	$1,128
6.692% due 09/13/2034 •(k)		600	636
7.437% due 11/02/2033 •(k)		1,708	1,879

BGC Group, Inc.
6.600% due 06/10/2029 (k)		400	398

BOI Finance BV
7.500% due 02/16/2027 (k)	EUR	2,600	2,628

BPCE SA
7.003% due 10/19/2034 •(k)		$2,200	2,354

CaixaBank SA
6.840% due 09/13/2034 •(k)		400	423

Cape Lookout Re Ltd.
13.355% (T-BILL 1MO + 8.000%) due 04/05/2027 ~		800	792

CI Financial Corp.
7.500% due 05/30/2029		1,800	1,784

Credit Suisse AG AT1 Claim		1,150	138

East Lane Re Ltd.
14.605% (T-BILL 3MO + 9.250%) due 03/31/2026 ~		250	251

Everglades Re II Ltd.
15.855% (T-BILL 1MO + 10.500%) due 05/13/2031 ~		500	498
16.855% (T-BILL 1MO + 11.500%) due 05/13/2031 ~		500	498
18.105% (T-BILL 1MO + 12.750%) due 05/13/2031 ~		500	499

F&G Annuities & Life, Inc.
6.500% due 06/04/2029 (k)		500	499

GSPA Monetization Trust
6.422% due 10/09/2029		2,220	2,186

Hestia Re Ltd.
15.435% (T-BILL 1MO + 10.080%) due 04/22/2025 ~		704	680

Hudson Pacific Properties LP
3.950% due 11/01/2027		100	84

Integrity Re Ltd.
22.355% (T-BILL 1MO + 17.000%) due 06/06/2026 ~		400	391
28.355% (T-BILL 1MO + 23.000%) due 06/06/2026 ~		400	390

Intesa Sanpaolo SpA
6.625% due 06/20/2033 (k)		3,200	3,301
7.200% due 11/28/2033 (k)		2,100	2,247

Kennedy Wilson Europe Real Estate Ltd.
3.250% due 11/12/2025	EUR	400	408

Long Walk Reinsurance Ltd.
15.105% (T-BILL 3MO + 9.750%) due 01/30/2031 ~		$700	715

Polestar Re Ltd.
18.605% (T-BILL 3MO + 13.250%) due 01/07/2027 ~		800	814

PRA Group, Inc.
8.875% due 01/31/2030		700	699

Sanders Re Ltd.
18.355% (T-BILL 3MO + 13.000%) due 04/09/2029 ~		1,207	1,092

Service Properties Trust
8.375% due 06/15/2029		1,700	1,673
8.875% due 06/15/2032		1,700	1,587

SVB Financial Group
1.800% due 02/02/2031 ^(d)		1,149	702
2.100% due 05/15/2028 ^(d)		200	121
3.125% due 06/05/2030 ^(d)		200	122
3.500% due 01/29/2025 ^(d)		100	61
4.345% due 04/29/2028 ^(d)		500	303
4.570% due 04/29/2033 ^(d)		1,500	902

Torrey Pines Re Ltd.
11.355% (T-BILL 1MO + 6.000%) due 06/07/2032 ~		250	251
12.605% (T-BILL 1MO + 7.250%) due 06/07/2032 ~		250	251

Uniti Group LP
4.750% due 04/15/2028 (k)		2,200	1,801

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2024	47

Schedule of Investments	PIMCO Corporate & Income Strategy Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 01/15/2030 (k)		$7,721	$4,681
6.500% due 02/15/2029		2,600	1,661

Ursa Re Ltd.
14.605% (T-BILL 3MO + 9.250%) due 12/07/2028 ~		800	816

VFH Parent LLC
7.500% due 06/15/2031		1,400	1,408

VICI Properties LP
3.875% due 02/15/2029 (k)		5,800	5,367

Voyager Aviation Holdings LLC
8.500% due 05/09/2026 ^«(d)		3,813	434

Winston RE Ltd.
17.105% (T-BILL 3MO + 11.750%) due 02/26/2031 ~		600	591

XP, Inc.
6.750% due 07/02/2029 (b)		2,700	2,683

Yosemite Re Ltd.
15.333% (T-BILL 3MO + 9.978%) due 06/06/2025 ~		660	670

			71,646

INDUSTRIALS 25.1%

Altice France Holding SA
8.000% due 05/15/2027	EUR	3,500	1,318
10.500% due 05/15/2027		$7,200	2,882

Altice France SA
3.375% due 01/15/2028	EUR	100	75
5.125% due 01/15/2029		$200	131
5.125% due 07/15/2029		2,800	1,846
5.500% due 01/15/2028		1,400	960
5.500% due 10/15/2029		1,400	925
8.125% due 02/01/2027		400	300

Bayer U.S. Finance LLC
6.250% due 01/21/2029 (k)		400	409
6.375% due 11/21/2030 (k)		200	205

Boeing Co.
6.528% due 05/01/2034 (k)		1,000	1,024

Carvana Co. (13.000% PIK)
13.000% due 06/01/2030 (c)		6,897	7,217

Carvana Co. (14.000% PIK)
14.000% due 06/01/2031 (c)		6,355	6,818

CMA CGM SA
5.500% due 07/15/2029 (b)	EUR	700	750

Cogent Communications Group, Inc.
7.000% due 06/15/2027		$2,100	2,080

CVS Pass-Through Trust
7.507% due 01/10/2032 (k)		512	533

DISH DBS Corp.
5.250% due 12/01/2026		7,410	5,859
5.750% due 12/01/2028		10,820	7,522

Ecopetrol SA
8.375% due 01/19/2036		220	216

Exela Intermediate LLC (11.500% PIK)
11.500% due 04/15/2026 (c)		74	11

Ford Motor Co.
7.700% due 05/15/2097 (k)		4,715	4,995

Gates Corp.
6.875% due 07/01/2029		1,100	1,121

GN Bondco LLC
9.500% due 10/15/2031 (k)		1,700	1,586

Gray Television, Inc.
10.500% due 07/15/2029		2,100	2,113

HCA, Inc.
7.500% due 11/15/2095 (k)		1,200	1,295

Herc Holdings, Inc.
6.625% due 06/15/2029 (k)		700	710

Howard Midstream Energy Partners LLC
7.375% due 07/15/2032		400	407

Intelsat Jackson Holdings SA
6.500% due 03/15/2030 (k)		12,686	11,834

Inter Media & Communication SpA
6.750% due 02/09/2027 (k)	EUR	2,600	2,754

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IPD 3 BV
7.085% due 06/15/2031 •	EUR	1,400	$1,500

LifePoint Health, Inc.
9.875% due 08/15/2030 (k)		$300	320
11.000% due 10/15/2030 (k)		3,000	3,309

Market Bidco Finco PLC
4.750% due 11/04/2027	EUR	700	713

Medline Borrower LP
6.250% due 04/01/2029		$300	304

New Albertsons LP
6.570% due 02/23/2028		5,600	5,520

Newfold Digital Holdings Group, Inc.
6.000% due 02/15/2029		1,000	723
11.750% due 10/15/2028 (k)		500	519

Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (k)		9,200	8,551

Olympus Water U.S. Holding Corp.
5.375% due 10/01/2029 (k)	EUR	2,400	2,335
7.250% due 06/15/2031		$800	796

Owens-Brockway Glass Container, Inc.
7.375% due 06/01/2032		1,300	1,303

Petroleos Mexicanos
6.700% due 02/16/2032 (k)		1,688	1,414
6.840% due 01/23/2030 (k)		800	705
8.750% due 06/02/2029 (k)		1,444	1,419

Prime Healthcare Services, Inc.
7.250% due 11/01/2025 (k)		1,315	1,314

Rivian Holdings LLC
11.310% due 10/15/2026 •		1,000	1,014

Russian Railways Via RZD Capital PLC
7.487% due 03/25/2031 ^(d)	GBP	1,000	885

Sotera Health Holdings LLC
7.375% due 06/01/2031		$2,600	2,607

Times Square Hotel Trust
8.528% due 08/01/2026		525	523

Topaz Solar Farms LLC
4.875% due 09/30/2039 (k)		1,832	1,639
5.750% due 09/30/2039		5,962	5,774

U.S. Renal Care, Inc.
10.625% due 06/28/2028		842	739

Univision Communications, Inc.
8.500% due 07/31/2031 (k)		1,900	1,847

Vale SA
0.000% due 12/29/2049 ~(h)	BRL	90,000	5,564

Venture Global LNG, Inc.
9.500% due 02/01/2029		$2,670	2,926
9.875% due 02/01/2032 (k)		2,600	2,832

Veritas U.S., Inc.
7.500% due 09/01/2025 (k)		2,040	1,766

Viridien
7.750% due 04/01/2027 (k)	EUR	2,250	2,326
7.750% due 04/01/2027		300	310
8.750% due 04/01/2027 (k)		$6,964	6,644

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 ^«(c)(d)		19,281	17,546

Williams Scotsman, Inc.
6.625% due 06/15/2029		500	504

Windstream Escrow LLC
7.750% due 08/15/2028 (k)		8,500	8,016

Wrangler Holdco Corp.
6.625% due 04/01/2032		1,800	1,794

Yinson Boronia Production BV
8.947% due 07/31/2042		1,300	1,314

			165,211

UTILITIES 1.7%

FORESEA Holding SA
7.500% due 06/15/2030		782	729

NGD Holdings BV
6.750% due 12/31/2026		333	236

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Oi SA
10.000% due 07/27/2025 ^(d)	$24,519	$243

Pacific Gas & Electric Co.
4.500% due 12/15/2041 (k)	275	224
4.750% due 02/15/2044 (k)	2,240	1,835

PacifiCorp
5.800% due 01/15/2055 (k)	600	582

Peru LNG SRL
5.375% due 03/22/2030 (k)	6,860	5,925

Qwest Corp.
7.375% due 05/01/2030	3,600	1,587

		11,361

Total Corporate Bonds & Notes (Cost $281,416)		248,218

CONVERTIBLE BONDS & NOTES 0.3%

INDUSTRIALS 0.3%

DISH Network Corp.
3.375% due 08/15/2026	3,400	2,126

Total Convertible Bonds & Notes (Cost $3,400)		2,126

MUNICIPAL BONDS & NOTES 2.5%

CALIFORNIA 0.1%

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.000% due 06/01/2046	425	388

ILLINOIS 0.0%

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	17	18

MICHIGAN 0.3%

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044	2,300	1,812

PUERTO RICO 1.5%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	1,149	705
0.000% due 11/01/2051	16,541	9,383

		10,088

WEST VIRGINIA 0.6%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (f)	44,400	4,079

Total Municipal Bonds & Notes (Cost $14,659)		16,385

U.S. GOVERNMENT AGENCIES 1.5%

Fannie Mae
3.000% due 02/25/2043 - 06/25/2050 (a)(k)	13,733	1,995

Freddie Mac
3.500% due 05/25/2050 (a)(k)	1,647	320
5.992% due 11/25/2055 «~	7,509	4,628
13.000% due 12/25/2027 •	2,664	2,806

Total U.S. Government Agencies (Cost $14,385)		9,749

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.9%

Atrium Hotel Portfolio Trust
7.126% due 12/15/2036 •	4,600	4,451
9.026% due 06/15/2035 •	2,300	2,271

48	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banc of America Funding Trust
6.000% due 07/25/2037	$154	$123

Banc of America Mortgage Trust
6.000% due 03/25/2037	114	92

BCAP LLC Trust
3.596% due 08/28/2037 ~	1,036	1,015
3.946% due 03/27/2036 ~	1,229	836
4.510% due 03/26/2037 þ	614	852

Bear Stearns ALT-A Trust
4.310% due 11/25/2035 ~	1,922	1,646
4.321% due 09/25/2047 ~	3,515	1,696
4.500% due 08/25/2036 ~	546	253
4.652% due 11/25/2036 ~	2,377	1,221
4.814% due 09/25/2035 ~	210	109
5.960% due 01/25/2036 •	387	351

Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 «þ	29	30

Braemar Hotels & Resorts Trust
7.901% due 06/15/2035 •	1,400	1,368

CALI Mortgage Trust
3.957% due 03/10/2039	2,900	2,560

CD Mortgage Trust
5.688% due 10/15/2048	291	265

Chase Mortgage Finance Trust
4.860% due 12/25/2035 «~	3	3
6.000% due 07/25/2037	523	229

Citigroup Mortgage Loan Trust
4.715% due 04/25/2037 ~	88	74

Colony Mortgage Capital Ltd.
7.468% due 11/15/2038 •	1,500	1,425
8.164% due 11/15/2038 •	1,100	959

Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ~	678	355

Countrywide Alternative Loan Trust
5.500% due 03/25/2035	194	81
5.750% due 01/25/2035	109	103
5.750% due 02/25/2035	169	111
5.750% due 03/25/2037	375	196
6.000% due 02/25/2035	574	459
6.000% due 04/25/2036	672	315
6.000% due 02/25/2037	3,870	1,504
6.000% due 04/25/2037	702	325
6.250% due 12/25/2036 •	1,010	418
6.500% due 08/25/2036	368	112

Countrywide Home Loan Mortgage Pass-Through Trust
4.294% due 09/20/2036 ~	110	94
6.000% due 07/25/2037	1,086	453

Credit Suisse Mortgage Capital Certificates
5.164% due 10/26/2036 ~	4,900	4,172

DBGS Mortgage Trust
7.743% due 10/15/2036 •	2,270	1,834

GS Mortgage Securities Corp. Trust
4.744% due 10/10/2032 ~	4,600	4,393
8.729% due 08/15/2039 •	950	952

GSR Mortgage Loan Trust
4.673% due 08/25/2034 «~	211	184
6.000% due 02/25/2036	1,267	506

HarborView Mortgage Loan Trust
4.231% due 06/19/2036 ~	3,340	1,381
5.933% due 01/19/2036 •	357	355

Hilton USA Trust
2.828% due 11/05/2035	800	698

IndyMac IMSC Mortgage Loan Trust
6.500% due 07/25/2037	3,342	989

Jefferies Resecuritization Trust
6.000% due 05/26/2036	6,705	2,719

JP Morgan Alternative Loan Trust
4.115% due 03/25/2037 ~	644	581
6.000% due 12/25/2035	771	506

JP Morgan Chase Commercial Mortgage Securities Trust
7.443% due 12/15/2036 •	1,000	163
8.193% due 12/15/2036 •	2,500	196

JP Morgan Mortgage Trust
5.360% due 02/25/2036 ~	835	558

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.364% due 04/25/2037 «~		$3	$2
5.483% due 01/25/2037 ~		181	150

Lehman Mortgage Trust
6.000% due 07/25/2037 «		27	24

Lehman XS Trust
5.900% due 06/25/2047 •		780	766

MASTR Alternative Loan Trust
6.750% due 07/25/2036		1,447	482

Merrill Lynch Mortgage Investors Trust
4.303% due 03/25/2036 ~		336	163

Morgan Stanley Bank of America Merrill Lynch Trust
3.708% due 05/15/2046 ~		597	547

Morgan Stanley Capital Trust
7.826% due 11/15/2034 •		504	499

Natixis Commercial Mortgage Securities Trust
3.917% due 11/15/2032 ~		2,806	2,473

New Orleans Hotel Trust
6.965% due 04/15/2032 •		800	758
9.065% due 04/15/2032 •		1,300	1,209

Residential Accredit Loans, Inc. Trust
1.420% due 12/26/2034 ~		777	268
5.920% due 05/25/2037 «•		77	63
6.000% due 08/25/2036		126	101

Residential Asset Securitization Trust
6.000% due 11/25/2036		2,386	824
6.250% due 09/25/2037		2,395	958

Residential Funding Mortgage Securities, Inc. Trust
4.963% due 02/25/2037 ~		710	467
6.500% due 03/25/2032 «		72	68

Sequoia Mortgage Trust
4.121% due 07/20/2037 ~		211	150
4.505% due 02/20/2047 ~		117	91

SG Commercial Mortgage Securities Trust
2.937% due 03/15/2037		1,200	1,072

Structured Adjustable Rate Mortgage Loan Trust
4.736% due 01/25/2036 ~		1,171	594
4.816% due 07/25/2035 ~		256	213
5.527% due 11/25/2036 ~		964	771

SunTrust Adjustable Rate Mortgage Loan Trust
5.607% due 02/25/2037 ~		74	61
5.940% due 04/25/2037 ~		125	71

WaMu Mortgage Pass-Through Certificates Trust
3.905% due 10/25/2036 ~		808	681
3.973% due 07/25/2037 ~		194	162
4.171% due 02/25/2037 ~		236	194
4.669% due 07/25/2037 ~		417	357

Washington Mutual Mortgage Pass-Through Certificates Trust
5.993% due 05/25/2047 «•		26	27
6.000% due 10/25/2035		882	652

WSTN Trust
7.958% due 07/05/2037 ~		1,300	1,287
8.748% due 07/05/2037 ~		1,300	1,290
10.174% due 07/05/2037 ~		1,100	1,086

Total Non-Agency Mortgage-Backed Securities (Cost $78,775)			65,123

ASSET-BACKED SECURITIES 9.3%

ACE Securities Corp. Home Equity Loan Trust
6.045% due 02/25/2036 •		24,189	20,759

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,800	625

Apidos CLO
0.000% due 01/20/2031 ~		$4,500	1,713

Argent Securities Trust
5.840% due 03/25/2036 •		2,942	1,586

Avoca CLO DAC
0.000% due 04/15/2034 ~	EUR	1,600	1,067

Bear Stearns Asset-Backed Securities Trust
5.167% due 10/25/2036 •		$1,454	2,356
6.500% due 10/25/2036		341	136

Belle Haven ABS CDO Ltd.
5.818% due 07/05/2046 •		175,347	378

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Carlyle U.S. CLO Ltd.
0.000% due 07/20/2029 ~		$1,895	$235

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		2,300	450
0.000% due 10/22/2031 ~		1,500	268

Citigroup Mortgage Loan Trust
5.780% due 12/25/2036 •		1,218	656

First Franklin Mortgage Loan Trust
6.405% due 09/25/2035 •		3,443	3,057
6.435% due 05/25/2036 •		6,256	5,598

Home Equity Mortgage Loan Asset-Backed Trust
5.620% due 07/25/2037 •		7,371	3,977

JP Morgan Mortgage Acquisition Trust
4.372% due 10/25/2030 þ		3,294	1,652

Lehman XS Trust
5.670% due 08/25/2035 «þ		14	14

LNR CDO Ltd.
5.738% due 02/28/2043 •		1,558	12

MAN GLG U.S. CLO Ltd.
0.000% due 07/15/2034 ~		400	268

Marble Point CLO Ltd.
0.000% due 01/22/2052 ~		2,150	1,353

Marlette Funding Trust
0.000% due 09/17/2029 «(f)		7	45

Merrill Lynch Mortgage Investors Trust
5.780% due 04/25/2037 •		348	171

Morgan Stanley ABS Capital, Inc. Trust
5.760% due 06/25/2036 •		236	195

Morgan Stanley Mortgage Loan Trust
6.250% due 02/25/2037 ~		377	206

Pagaya AI Debt Selection Trust
8.491% due 06/16/2031		2,199	2,237

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
7.230% due 10/25/2034 •		573	537

Residential Asset Mortgage Products Trust
6.660% due 01/25/2035 •		1,661	1,574

Santander Bank Auto Credit-Linked Notes
5.605% due 06/15/2032		500	501
5.622% due 06/15/2032		800	801
5.818% due 06/15/2032		1,200	1,202

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(f)		3	1,472

SLM Student Loan Trust
0.000% due 01/25/2042 «(f)		4	858

SMB Private Education Loan Trust
0.000% due 09/18/2046 «(f)		1	369
0.000% due 10/15/2048 «(f)		1	283

SoFi Professional Loan Program LLC
0.000% due 09/25/2040 «(f)		1,718	168

Taberna Preferred Funding Ltd.
5.969% due 08/05/2036 •		4,780	4,302

Total Asset-Backed Securities (Cost $77,366)			61,081

SOVEREIGN ISSUES 4.5%

Argentina Government International Bond
0.750% due 07/09/2030 þ		2,782	1,527
1.000% due 07/09/2029		669	385
3.500% due 07/09/2041 þ		5,955	2,346
3.625% due 07/09/2035 þ		310	131
3.625% due 07/09/2035 þ(k)		2,693	1,153
3.625% due 07/09/2046 þ		115	50
4.250% due 01/09/2038 þ		10,995	5,069

Colombia Government International Bond
8.000% due 11/14/2035		200	206
8.750% due 11/14/2053		400	422

Dominican Republic Central Bank Notes
13.000% due 12/05/2025	DOP	93,000	1,605
13.000% due 01/30/2026		102,600	1,775

Dominican Republic International Bond
10.750% due 06/01/2036 (b)		109,400	1,893
11.250% due 09/15/2035		49,000	876

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2024	49

Schedule of Investments	PIMCO Corporate & Income Strategy Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Egypt Government International Bond
6.375% due 04/11/2031	EUR	300	$255

El Salvador Government International Bond
0.250% due 04/17/2030 (a)		$2,500	77
9.250% due 04/17/2030		2,500	2,228

Ghana Government International Bond
6.375% due 02/11/2027 ^(d)		600	306
7.875% due 02/11/2035 ^(d)		600	309
8.750% due 03/11/2061 ^(d)		200	103

Peru Government International Bond
6.900% due 08/12/2037	PEN	1,600	400
6.950% due 08/12/2031		3,100	829

Republic of Greece Government International Bond
2.000% due 04/22/2027	EUR	314	328
3.900% due 01/30/2033		693	758
4.000% due 01/30/2037		543	586
4.200% due 01/30/2042		678	735

Romania Government International Bond
5.250% due 05/30/2032		900	939
5.375% due 03/22/2031		1,210	1,287
5.625% due 02/22/2036		490	512
5.625% due 05/30/2037		900	931
6.375% due 09/18/2033		900	1,003

Russia Government International Bond
1.125% due 11/20/2027		100	67

Ukraine Government International Bond
4.375% due 01/27/2032		1,054	295

Venezuela Government International Bond
8.250% due 10/13/2024 ^(d)		$28	5
9.250% due 09/15/2027 ^(d)		308	59

Total Sovereign Issues (Cost $32,610)			29,450

		SHARES
COMMON STOCKS 8.7%

COMMUNICATION SERVICES 0.2%

Clear Channel Outdoor Holdings, Inc. (e)		531,903	750

iHeartMedia, Inc. ‘A’ (e)		126,306	138

iHeartMedia, Inc. ‘B’ «(e)		98,039	96

Promotora de Informaciones SA ‘A’ (e)		454,519	180

			1,164

CONSUMER STAPLES 0.0%

Steinhoff International Holdings NV «(e)(i)		21,355,531	0

ENERGY 0.0%

Axis Energy Services ‘A’ «(i)		1,070	31

FINANCIALS 1.5%

Banca Monte dei Paschi di Siena SpA		687,000	3,226

Intelsat Emergence SA «(i)		173,216	6,442

			9,668

	SHARES	MARKET VALUE (000S)
HEALTH CARE 3.7%

Amsurg Equity «(e)(i)	488,175	$24,167

INDUSTRIALS 2.1%

Drillco Holding Lux SA «(e)(i)	44,290	1,036

Forsea Holding SA «(e)	18,411	430

Neiman Marcus Group Ltd. LLC «(e)(i)	73,491	9,930

Syniverse Holdings, Inc. «(i)	2,210,339	2,113

Voyager Aviation Holdings LLC «(e)	995	0

Westmoreland Mining Holdings «(e)(i)	50,075	100

Westmoreland Mining LLC «(e)(i)	50,516	227

		13,836

UTILITIES 1.2%

West Marine «(e)(i)	2,500	16

Windstream Units «(e)	493,740	8,265

		8,281

Total Common Stocks (Cost $53,312)		57,147

WARRANTS 0.0%

FINANCIALS 0.0%

Intelsat Emergence SA - Exp. 02/17/2027 «	605	1

UTILITIES 0.0%

West Marine - Exp. 09/08/2028 «	324	0

Total Warrants (Cost $4,161)		1

PREFERRED SECURITIES 1.0%

BANKING & FINANCE 1.0%

AGFC Capital Trust
7.340% (US0003M + 1.750%) due 01/15/2067 ~(k)	2,300,000	1,470

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(h)	70,000	64

Compeer Financial ACA
4.875% due 08/15/2026 •(h)	1,600,000	1,552

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(h)	1,000,000	991

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(h)	2,375,000	2,764

SVB Financial Group
4.000% due 05/15/2026 ^(d)(h)	200,000	2
4.250% due 11/15/2026 ^(d)(h)	100,000	0
4.700% due 11/15/2031 ^(d)(h)	171,000	1

		6,844

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.0%

Voyager Aviation Holdings LLC
9.500% «	5,971	$0

Total Preferred Securities (Cost $9,332)		6,844

REAL ESTATE INVESTMENT TRUSTS 0.4%

REAL ESTATE 0.4%

Uniti Group, Inc.	177,493	518

VICI Properties, Inc.	77,566	2,222

Total Real Estate Investment Trusts (Cost $1,448)		2,740

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (j) 0.2%
		1,369

U.S. TREASURY BILLS 0.1%
5.387% due 08/29/2024 (f)(g)	$306	303

Total Short-Term Instruments (Cost $1,672)		1,672

Total Investments in Securities (Cost $787,627)		704,017

	SHARES
INVESTMENTS IN AFFILIATES 11.1%

SHORT-TERM INSTRUMENTS 11.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.1%

PIMCO Short-Term Floating NAV Portfolio III	7,504,786	73,014

Total Short-Term Instruments (Cost $72,981)		73,014

Total Investments in Affiliates (Cost $72,981)		73,014

Total Investments 118.1% (Cost $860,608)		$777,031

Auction-Rate Preferred Shares (0.1)%		(1,075)

Financial Derivative Instruments (l)(m) 0.2% (Cost or Premiums, net $(14,753))		1,609

Other Assets and Liabilities, net (18.2)%		(119,698)

Net Assets Applicable to Common Shareholders 100.0%		$657,867

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

µ
All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~
Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

50	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2024

•
Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Zero coupon security.
(g)	Coupon represents a yield to maturity.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(i) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Amsurg Equity	11/02/2023 - 11/06/2023	$20,398	$24,167	3.67%
Axis Energy Services ‘A’	07/01/2021	16	31	0.01
Drillco Holding Lux SA	06/08/2023	886	1,036	0.16
Intelsat Emergence SA	06/19/2017 - 02/23/2024	12,540	6,442	0.98
Neiman Marcus Group Ltd. LLC	09/25/2020	2,408	9,930	1.51
Steinhoff International Holdings NV	06/30/2023 - 10/30/2023	0	0	0.00
Syniverse Holdings, Inc.	05/12/2022 - 05/31/2024	2,176	2,113	0.32
West Marine	09/12/2023	36	16	0.00
Westmoreland Mining Holdings	12/08/2014 - 10/19/2016	1,442	100	0.02
Westmoreland Mining LLC	06/30/2023	335	227	0.03

		$40,237	$44,062	6.70%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
FICC	2.600%	06/28/2024	07/01/2024	$1,369	U.S. Treasury Inflation Protected Securities 0.625% due 01/15/2026	$(1,397)	$1,369	$1,369

Total Repurchase Agreements						$(1,397)	$1,369	$1,369

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date		Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BMO	5.690%	06/21/2024	08/20/2024			$(586)	$(587)
BPS	3.980	06/12/2024	TBD	(3)	EUR	(1,852)	(1,987)
	4.130	06/12/2024	TBD	(3)		(335)	(359)
	4.204	05/22/2024	08/22/2024			(2,468)	(2,656)
	5.820	04/29/2024	07/29/2024			$(5,172)	(5,224)
	5.900	04/08/2024	07/08/2024			(988)	(1,002)
	5.900	06/13/2024	07/08/2024			(4,114)	(4,126)
BRC	4.000	06/12/2024	TBD	(3)	EUR	(259)	(278)
	5.650	05/06/2024	TBD	(3)		$(374)	(377)
BYR	5.890	05/20/2024	08/19/2024			(4,936)	(4,970)
	5.890	05/24/2024	08/19/2024			(1,547)	(1,556)
	5.890	06/04/2024	09/03/2024			(2,161)	(2,171)
CDC	5.720	04/02/2024	07/01/2024			(1,154)	(1,171)
	5.730	04/23/2024	07/23/2024			(2,051)	(2,073)
	5.730	05/22/2024	07/23/2024			(977)	(983)
	5.730	05/29/2024	07/23/2024			(578)	(581)
	5.740	07/01/2024	10/01/2024			(1,144)	(1,144)
	5.760	04/19/2024	08/19/2024			(1,628)	(1,647)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2024	51

Schedule of Investments	PIMCO Corporate & Income Strategy Fund	(Cont.)

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date		Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
	5.790%	06/13/2024	07/26/2024			$(379)	$(380)
	5.850	04/23/2024	07/23/2024			(2,224)	(2,249)
	5.870	04/02/2024	07/01/2024			(2,954)	(2,998)
	5.890	07/01/2024	10/01/2024			(3,070)	(3,070)
	5.910	06/14/2024	10/11/2024			(15,132)	(15,174)
	5.910	06/21/2024	10/21/2024			(1,278)	(1,280)
	5.990	03/28/2024	07/26/2024			(488)	(496)
	5.990	06/13/2024	07/26/2024			(2,191)	(2,198)
DEU	5.840	06/12/2024	09/12/2024			(1,949)	(1,955)
IND	5.580	04/04/2024	07/09/2024			(4,036)	(4,091)
	5.650	06/25/2024	08/30/2024			(462)	(462)
	5.830	06/06/2024	12/06/2024			(3,660)	(3,675)
	5.870	06/26/2024	09/26/2024			(451)	(451)
RCY	5.830	06/14/2024	07/12/2024			(1,979)	(1,985)
SOG	5.680	06/17/2024	07/17/2024			(1,854)	(1,858)
	5.680	06/24/2024	07/24/2024			(3,499)	(3,502)
	5.710	04/11/2024	07/10/2024			(3,115)	(3,155)
	5.750	05/13/2024	07/15/2024			(6,755)	(6,808)
	5.820	04/10/2024	07/09/2024			(7,065)	(7,159)
	5.820	04/11/2024	07/10/2024			(1,815)	(1,839)
	5.820	06/05/2024	07/09/2024			(267)	(268)
TDM	5.700	06/21/2024	09/19/2024			(436)	(436)
UBS	3.950	06/12/2024	TBD	(3)	EUR	(1,893)	(2,032)
	4.039	06/14/2024	09/13/2024			(2,151)	(2,308)

Total Reverse Repurchase Agreements							$(102,721)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received (1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (4)
Global/Master Repurchase Agreement
BMO	$0	$(587)	$0	$(587)	$614	$27
BPS	0	(15,354)	0	(15,354)	16,880	1,526
BRC	0	(655)	0	(655)	702	47
BYR	0	(8,697)	0	(8,697)	10,427	1,730
CDC	0	(35,444)	0	(35,444)	35,270	(174)
DEU	0	(1,955)	0	(1,955)	2,098	143
FICC	1,369	0	0	1,369	(1,397)	(28)
IND	0	(8,679)	0	(8,679)	10,302	1,623
RCY	0	(1,985)	0	(1,985)	2,314	329
SOG	0	(24,589)	0	(24,589)	28,054	3,465
TDM	0	(436)	0	(436)	453	17
UBS	0	(4,340)	0	(4,340)	4,934	594

Total Borrowings and Other Financing Transactions	$1,369	$(102,721)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$0	$0	$(377)	$(377)
Corporate Bonds & Notes	(3,062)	(47,992)	(19,199)	(24,785)	(95,038)
Preferred Securities	(1,107)	0	0	0	(1,107)
U.S. Government Agencies	0	(1,985)	0	0	(1,985)

Total Borrowings	$(4,169)	$(49,977)	$(19,199)	$(25,162)	$(98,507)

Payable for reverse repurchase agreements (5)					$(98,507)

(k)	Securities with an aggregate market value of $112,214 and cash of $484 have been pledged as collateral under the terms of the above master agreements as of June 30, 2024.

52	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2024

(1)	Includes accrued interest.
(2)
The average amount of borrowings outstanding during the period ended June 30, 2024 was $(106,869) at a weighted average interest rate of 5.592%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(4,214) is outstanding at period end.

(l) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay (1)	1-Day GBP-SONIO Compounded-OIS	4.000%	Annual	09/18/2029	GBP	21,600	$392	$(285)	$107	$0	$(29)
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032		7,800	757	1,715	2,472	26	0
Receive	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033		2,800	311	203	514	10	0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		1,600	328	833	1,161	12	0
Receive	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024		$21,800	(1)	645	644	6	0
Receive	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025		11,000	1	330	331	3	0
Pay	1-Day USD-SOFR Compounded-OIS	5.250	Annual	06/17/2025		97,000	212	(49)	163	5	0
Receive	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		1,700	1	86	87	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	12/15/2026		56,800	(705)	5,350	4,645	35	0
Pay	1-Day USD-SOFR Compounded-OIS	2.500	Semi-Annual	12/20/2027		44,900	172	(3,111)	(2,939)	0	(45)
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2027		32,300	(2,862)	(47)	(2,909)	0	(34)
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		19,200	(257)	(394)	(651)	0	(24)
Receive	1-Day USD-SOFR Compounded-OIS	1.370	Semi-Annual	08/25/2028		16,898	(5)	1,960	1,955	25	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028		84,700	740	(2,761)	(2,021)	0	(130)
Pay	1-Day USD-SOFR Compounded-OIS	4.500	Annual	06/19/2029		69,900	34	1,272	1,306	0	(129)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		16,500	(312)	559	247	31	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029		118,700	(12,228)	(1,747)	(13,975)	0	(288)
Receive	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031		57,200	3,442	8,747	12,189	208	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	12/15/2031		36,100	(505)	6,335	5,830	147	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032		23,900	(3,269)	(519)	(3,788)	0	(114)
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Semi-Annual	06/19/2044		93,400	(2,328)	(6,357)	(8,685)	0	(694)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	01/15/2050		8,300	(57)	2,880	2,823	107	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/22/2050		14,500	(35)	5,553	5,518	181	0
Receive	1-Day USD-SOFR Compounded-OIS	1.875	Semi-Annual	02/07/2050		15,100	(58)	5,474	5,416	192	0
Receive	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	03/12/2050		10,800	(33)	3,209	3,176	143	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	12/15/2051		10,900	775	(4,563)	(3,788)	0	(146)
Receive	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	02/01/2052		76,450	(1,210)	31,360	30,150	609	0
Receive	1-Day USD-SOFR Compounded-OIS	2.750	Annual	06/21/2053		8,000	755	659	1,414	126	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	7,600	188	(244)	(56)	0	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	8,700	159	1,407	1,566	10	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		6,200	583	718	1,301	11	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		2,600	225	921	1,146	4	0
Receive (1)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		15,300	192	777	969	0	(13)

Total Swap Agreements							$(14,598)	$60,916	$46,318	$1,891	$(1,646)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$1,891	$1,891	$0	$0	$(1,646)	$(1,646)

Cash of $12,265 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2024	53

Schedule of Investments	PIMCO Corporate & Income Strategy Fund	(Cont.)

(m) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2024		$4,463	EUR	4,107	$0	$(64)
	08/2024		1,152	TRY	40,345	15	0

BPS	07/2024	CAD	2,602		$1,906	5	0
	07/2024		$109	AUD	163	0	0
	07/2024		621	EUR	577	0	(3)
	08/2024	AUD	163		$109	0	0

BRC	08/2024	TRY	1,158		33	0	0
	08/2024		$10,468	TRY	362,791	71	0
	11/2024		501		19,782	28	0

CBK	07/2024	GBP	782		$995	6	0
	07/2024	PEN	4,719		1,248	20	0
	07/2024		$619	PEN	2,359	0	(5)
	08/2024		1,193	EUR	1,113	0	0
	09/2024	PEN	3,072		$826	27	0

FAR	07/2024	AUD	163		109	0	0
	07/2024	EUR	62,212		67,759	1,133	0

GLM	07/2024	DOP	31,648		541	5	0
	08/2024		204,737		3,444	1	(10)
	09/2024		23,113		385	0	(4)

JPM	07/2024		$190	TRY	6,426	6	0
	08/2024		1,707		58,515	12	0
	09/2024		115	MXN	2,077	0	(3)

MBC	07/2024	EUR	1,286		$1,400	22	0
	07/2024		$1,902	CAD	2,604	2	0
	07/2024		989	GBP	782	0	(1)
	08/2024	CAD	2,602		$1,902	0	(2)
	08/2024	GBP	782		989	1	0

MYI	07/2024	EUR	1,811		1,942	2	0

SCX	07/2024		$64,954	EUR	60,625	0	(27)
	08/2024	EUR	60,625		$65,049	28	0

Total Forward Foreign Currency Contracts						$1,384	$(119)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION
(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2024 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
										Asset	Liability
DUB	Eskom «	4.650%	Quarterly	06/30/2029	0.066%	$	2,700	$0	$208	$208	$0

GST	Petroleos Mexicanos	1.000	Quarterly	12/20/2028	4.712		800	(155)	46	0	(109)

Total Swap Agreements								$(155)	$254	$208	$(109)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (5)
BOA	$15	$0	$0	$15	$(64)	$0	$0	$(64)	$(49)	$0	$(49)
BPS	5	0	0	5	(3)	0	0	(3)	2	0	2
BRC	99	0	0	99	0	0	0	0	99	0	99
CBK	53	0	0	53	(5)	0	0	(5)	48	0	48
DUB	0	0	208	208	0	0	0	0	208	(150)	58
FAR	1,133	0	0	1,133	0	0	0	0	1,133	(1,200)	(67)
GLM	6	0	0	6	(14)	0	0	(14)	(8)	0	(8)
GST	0	0	0	0	0	0	(109)	(109)	(109)	0	(109)
JPM	18	0	0	18	(3)	0	0	(3)	15	0	15

54	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2024

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (5)
MBC	$25	$0	$0	$25	$(3)	$0	$0	$(3)	$22	$0	$22
MYI	2	0	0	2	0	0	0	0	2	0	2
SCX	28	0	0	28	(27)	0	0	(27)	1	0	1

Total Over the Counter	$1,384	$0	$208	$1,592	$(119)	$0	$(109)	$(228)

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1,891	$1,891

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,384	$0	$1,384
Swap Agreements	0	208	0	0	0	208

	$0	$208	$0	$1,384	$0	$1,592

	$0	$208	$0	$1,384	$1,891	$3,483

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1,646	$1,646

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$119	$0	$119
Swap Agreements	0	109	0	0	0	109

	$0	$109	$0	$119	$0	$228

	$0	$109	$0	$119	$1,646	$1,874

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2024	55

Schedule of Investments	PIMCO Corporate & Income Strategy Fund	(Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$362	$0	$0	$(12,349)	$(11,987)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,009	$0	$1,009
Swap Agreements	0	132	0	0	0	132

	$0	$132	$0	$1,009	$0	$1,141

	$0	$494	$0	$1,009	$(12,349)	$(10,846)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$156	$0	$0	$10,502	$10,658

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,588	$0	$2,588
Swap Agreements	0	139	0	0	0	139

	$0	$139	$0	$2,588	$0	$2,727

	$0	$295	$0	$2,588	$10,502	$13,385

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2024
Investments in Securities, at Value
Loan Participations and Assignments	$0	$160,692	$42,789	$203,481
Corporate Bonds & Notes
Banking & Finance	0	64,947	6,699	71,646
Industrials	0	147,665	17,546	165,211
Utilities	0	11,361	0	11,361
Convertible Bonds & Notes
Industrials	0	2,126	0	2,126
Municipal Bonds & Notes
California	0	388	0	388
Illinois	0	18	0	18
Michigan	0	1,812	0	1,812
Puerto Rico	0	10,088	0	10,088
West Virginia	0	4,079	0	4,079
U.S. Government Agencies	0	5,121	4,628	9,749
Non-Agency Mortgage-Backed Securities	0	64,722	401	65,123
Asset-Backed Securities	0	57,872	3,209	61,081
Sovereign Issues	0	29,450	0	29,450
Common Stocks
Communication Services	1,068	0	96	1,164
Energy	0	0	31	31
Financials	3,226	0	6,442	9,668
Health Care	0	0	24,167	24,167
Industrials	0	0	13,836	13,836
Utilities	0	0	8,281	8,281
Warrants
Financials	0	0	1	1
Preferred Securities
Banking & Finance	0	6,844	0	6,844
Real Estate Investment Trusts
Real Estate	2,740	0	0	2,740

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2024
Short-Term Instruments
Repurchase Agreements	$0	$1,369	$0	$1,369
U.S. Treasury Bills	0	303	0	303

	$7,034	$568,857	$128,126	$704,017

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$73,014	$0	$0	$73,014

Total Investments	$80,048	$568,857	$128,126	$777,031

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,891	0	1,891
Over the counter	0	1,384	208	1,592

	$0	$3,275	$208	$3,483

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,646)	0	(1,646)
Over the counter	0	(228)	0	(228)

	$0	$(1,874)	$0	$(1,874)

Total Financial Derivative Instruments	$0	$1,401	$208	$1,609

Totals	$80,048	$570,258	$128,334	$778,640

56	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2024

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2024:

Category and Subcategory	Beginning Balance at 06/30/2023	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2024	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2024 (2)
Investments in Securities, at Value
Loan Participations and Assignments	$51,338	$37,041	$(27,614)	$2,364	$(4,049)	$627	$134	$(17,052)	$42,789	$712
Corporate Bonds & Notes
Banking & Finance	691	6,170	0	6	0	127	434	(729)	6,699	94
Industrials	0	0	0	0	0	0	17,546	0	17,546	0
U.S. Government Agencies	4,405	0	(127)	19	42	289	0	0	4,628	277
Non-Agency Mortgage-Backed Securities	378	6	(36)	(8)	(19)	50	30	0	401	17
Asset-Backed Securities	4,684	0	(180)	28	(998)	(325)	0	0	3,209	(1,281)
Common Stocks
Communication Services	321	0	0	0	0	(225)	0	0	96	(225)
Energy	32	0	0	0	0	(1)	0	0	31	(1)
Financials	3,975	0	0	0	0	2,467	0	0	6,442	2,458
Health Care	0	20,399	0	0	0	3,768	0	0	24,167	3,768
Industrials	15,132	252	0	0	0	(1,548)	0	0	13,836	(1,148)
Utilities (3)	7,559	36	0	0	0	686	0	0	8,281	686
Rights
Financials	87	0	(169)	0	169	(87)	0	0	0	0
Warrants
Financials	132	0	(173)	0	173	(131)	0	0	1	1
Preferred Securities
Industrials	1,440	0	0	0	0	(1,440)	0	0	0	0

	$90,174	$63,904	$(28,299)	$2,409	$(4,682)	$4,257	$18,144	$(17,781)	$128,126	$5,358

Financial Derivative Instruments - Assets
Over the counter	$116	$0	$0	$0	$0	$92	$0	$0	$208	$93

Totals	$90,290	$63,904	$(28,299)	$2,409	$(4,682)	$4,349	$18,144	$(17,781)	$128,334	$5,451

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2024	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$8,704	Comparable Companies	EBITDA Multiple	X	13.500	—
	8,641	Discounted Cash Flow	Discount Rate		10.380 - 26.500	20.033
	135	Other Valuation Techniques (4)	—		—	—
	1,126	Proxy Pricing	Base Price		97.000	—
	18,103	Recent Transaction	Purchase Price		100.000	—
	6,080	Third-Party Vendor	Broker Quote		100.000	—
Corporate Bonds & Notes
Banking & Finance	434	Expected Recovery	Recovery Rate		11.374	—
	6,265	Proxy Pricing	Base Price		102.293	—
Industrials	17,546	Third Party Vendor	Broker Quote		91.000	—
U.S. Government Agencies	4,628	Discounted Cash Flow	Discount Rate		12.149	—
Non-Agency Mortgage-Backed Securities	401	Fair Valuation of Odd Lot Positions	Adjustment Factor		2.500	—
Asset-Backed Securities	3,195	Discounted Cash Flow	Discount Rate		12.000 - 20.000	17.833
	14	Fair Valuation of Odd Lot Positions	Adjustment Factor		2.500	—
Common Stocks
Communication Services	96	Reference Instrument	Stock Price w/ Liquidity Discount		10.000	—
Energy	31	Comparable Companies	EBITDA Multiple	X	4.300	—
Financials	6,442	Comparable Companies	EBITDA Multiple	X	4.240	—
Health Care	24,167	Comparable Companies	EBITDA Multiple	X	13.500	—
Industrials	9,930	Comparable Companies / Discounted Cash Flow	Revenue Multiple/ EBITDA Multiple/ Discount Rate	X/X/%	0.510/6.470/10.000	—
	2,113	Discounted Cash Flow	Discount Rate		13.740	—
	1,793	Indicative Market Quotation	Broker Quote		$2.000 - 23.375	18.656

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2024	57

Schedule of Investments	PIMCO Corporate & Income Strategy Fund	(Cont.)	June 30, 2024

Category and Subcategory	Ending Balance at 06/30/2024	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Utilities	$8,265	Comparable Companies	EBITDA Multiple	X	3.920	—
	16	Discounted Cash Flow/ Comparable Companies	Discount Rate/ Revenue Multiple	%/X	20.750/0.500	—
Warrants
Financials	1	Option Pricing Model	Volatility		32.500	—

Financial Derivative Instruments - Assets
Over the counter	208	Indicative Market Quotation	Broker Quote		6.553	—

Total	$128,334

(1)
Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)
Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2024 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Security type updated from Warrants to Common Stocks and sector type updated from Information Technology to Utilities since prior fiscal year end.
(4)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

58	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO High Income Fund	June 30, 2024

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 105.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 22.1%

AI Silk Midco Ltd.
8.785% (EURO03M + 5.000%) due 03/04/2031 ~	EUR	900	$957

Altice France SA
10.829% due 08/15/2028		$3,100	2,286

AP Core Holdings LLC
10.958% due 09/01/2027		8,220	7,206

Cohesity
TBD% due 03/08/2031 «µ		909	909
TBD% due 03/08/2031 «		8,600	8,600

CoreWeave Compute Acquisition Co. LLC
TBD% - 11.335% due 05/16/2029 «µ		10,800	10,800

Diamond Sports Group LLC
TBD% - 15.429% due 05/25/2026		6,176	5,824

Envision Healthcare Corp.
14.311% due 07/20/2026 «		11,145	11,145

Forward Air Corp.
9.830% due 12/19/2030		400	374

Gateway Casinos & Entertainment Ltd.
13.278% due 10/18/2027	CAD	1,587	1,176
13.473% due 10/15/2027		$7,273	7,372

iHeartCommunications, Inc.
8.708% due 05/01/2026		490	379

J & J Ventures Gaming LLC
TBD% due 04/26/2028 «		1,270	1,232

Lealand Finance Co. BV
8.458% due 06/30/2027		105	55

Lealand Finance Co. BV (6.444 Cash and 3.000% PIK)
9.444% due 12/31/2027 (b)		562	267

Modena Buyer LLC
TBD% due 04/18/2031		3,100	3,030

MPH Acquisition Holdings LLC
9.859% due 09/01/2028		7,488	6,253

Oi SA
TBD% - 15.500% (PRIME + 7.000%) due 12/15/2024 ~		1,282	1,275
1.750% (LIBOR03M + 1.750%) due 02/26/2035 «~		3,485	34
12.500% due 09/07/2024		9,150	9,104

Poseidon Bidco SASU
8.722% (EURO03M + 5.000%) due 03/13/2030 ~	EUR	3,000	3,029

Promotora de Informaciones SA
9.115% (EURO03M + 5.220%) due 12/31/2026 ~		11,661	12,457

Promotora de Informaciones SA (6.865% Cash and 5.000% PIK)
11.865% (EURO03M + 2.970%) due 06/30/2027 ~(b)		344	353

Steenbok Lux Finco 2 SARL
10.000% due 06/30/2026		25,034	10,936

Syniverse Holdings, Inc.
12.335% due 05/13/2027		$19,491	19,101

Telemar Norte Leste SA
1.750% due 02/26/2035 «		8,442	84
1.750% (LIBOR06M + 1.750%) due 02/26/2035 «~		10,818	107

U.S. Renal Care, Inc.
10.458% due 06/20/2028		21,331	18,729

Veritas U.S., Inc.
10.458% due 09/01/2025		5,317	4,646

Wesco Aircraft Holdings, Inc.
TBD% - 13.928% due 07/15/2024 «		6,727	7,233

Westmoreland Mining Holdings LLC
8.000% due 03/15/2029		2,827	1,894

Windstream Services LLC
11.694% due 09/21/2027		2,605	2,610

Total Loan Participations and Assignments (Cost $175,011)			159,457

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 36.9%

BANKING & FINANCE 10.1%

Adler Financing SARL
12.500% due 12/30/2028 «	EUR	7,276	$7,983

Agps Bondco PLC
4.625% due 01/14/2026		4,500	1,578
5.000% due 04/27/2027		2,700	944
5.500% due 11/13/2026		700	246

Alamo Re Ltd.
16.605% (T-BILL 1MO + 11.250%) due 06/07/2026 ~		$300	297

Armor Holdco, Inc.
8.500% due 11/15/2029 (j)		1,900	1,812

Atlantic Marine Corps Communities LLC
5.383% due 02/15/2048 (j)		4,099	3,239

Banca Monte dei Paschi di Siena SpA
8.000% due 01/22/2030 •	EUR	2,030	2,199
10.500% due 07/23/2029		2,067	2,652

Banco Bilbao Vizcaya Argentaria SA
6.033% due 03/13/2035 •(j)		$800	798

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	1,000	259

Barclays PLC
6.224% due 05/09/2034 •(j)		$1,320	1,353
6.692% due 09/13/2034 •(j)		700	743
7.437% due 11/02/2033 •(j)		2,112	2,324

BOI Finance BV
7.500% due 02/16/2027 (j)	EUR	3,300	3,335

BPCE SA
7.003% due 10/19/2034 •(j)		$2,500	2,675

CaixaBank SA
6.840% due 09/13/2034 •(j)		500	528

Cape Lookout Re Ltd.
13.355% (T-BILL 1MO + 8.000%) due 04/05/2027 ~		900	891

Claveau Re Ltd.
22.605% (T-BILL 3MO + 17.250%) due 07/08/2028 ~		934	608

Credit Suisse AG AT1 Claim		600	72

East Lane Re Ltd.
14.605% (T-BILL 3MO + 9.250%) due 03/31/2026 ~		250	251

Everglades Re II Ltd.
15.855% (T-BILL 1MO + 10.500%) due 05/13/2031 ~		400	399
16.855% (T-BILL 1MO + 11.500%) due 05/13/2031 ~		400	399
18.105% (T-BILL 1MO + 12.750%) due 05/13/2031 ~		400	399

GSPA Monetization Trust
6.422% due 10/09/2029		3,665	3,609

Hestia Re Ltd.
15.435% (T-BILL 1MO + 10.080%) due 04/22/2025 ~		939	908

Hudson Pacific Properties LP
5.950% due 02/15/2028		100	85

Integrity Re Ltd.
22.355% (T-BILL 1MO + 17.000%) due 06/06/2026 ~		450	440
28.355% (T-BILL 1MO + 23.000%) due 06/06/2026 ~		450	438

Intesa Sanpaolo SpA
6.625% due 06/20/2033 (j)		3,600	3,714
7.200% due 11/28/2033 (j)		2,400	2,568

Kennedy Wilson Europe Real Estate Ltd.
3.250% due 11/12/2025	EUR	500	510

Long Walk Reinsurance Ltd.
15.105% (T-BILL 3MO + 9.750%) due 01/30/2031 ~		$800	817

Polestar Re Ltd.
18.605% (T-BILL 3MO + 13.250%) due 01/07/2027 ~		900	916

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PRA Group, Inc.
8.875% due 01/31/2030		$800	$799

Sanders Re Ltd.
18.355% (T-BILL 3MO + 13.000%) due 04/09/2029 ~		1,545	1,398

Service Properties Trust
8.375% due 06/15/2029		1,900	1,869
8.875% due 06/15/2032		1,900	1,774

Societe Generale SA
6.691% due 01/10/2034 •(j)		1,200	1,238

SVB Financial Group
1.800% due 02/02/2031 ^(c)		1,375	840
2.100% due 05/15/2028 ^(c)		200	121
3.125% due 06/05/2030 ^(c)		200	122
3.500% due 01/29/2025 ^(c)		100	61
4.345% due 04/29/2028 ^(c)		600	364
4.570% due 04/29/2033 ^(c)		1,800	1,083

Torrey Pines Re Ltd.
11.355% (T-BILL 1MO + 6.000%) due 06/07/2032 ~		250	251
12.605% (T-BILL 1MO + 7.250%) due 06/07/2032 ~		250	251

Uniti Group LP
4.750% due 04/15/2028 (j)		2,800	2,293
6.000% due 01/15/2030 (j)		8,363	5,070
6.500% due 02/15/2029 (j)		3,100	1,980

Ursa Re Ltd.
14.605% (T-BILL 3MO + 9.250%) due 12/07/2028 ~		1,000	1,020

Voyager Aviation Holdings LLC
8.500% due 05/09/2026 ^«(c)		3,866	440

Winston RE Ltd.
17.105% (T-BILL 3MO + 11.750%) due 02/26/2031 ~		700	690

Yosemite Re Ltd.
15.333% (T-BILL 3MO + 9.978%) due 06/06/2025 ~		840	853

			72,506

INDUSTRIALS 24.2%

Altice France Holding SA
8.000% due 05/15/2027	EUR	6,700	2,523
10.500% due 05/15/2027		$5,300	2,121

Altice France SA
5.125% due 07/15/2029		3,665	2,416
5.500% due 01/15/2028		1,200	823
5.500% due 10/15/2029		1,200	793
8.125% due 02/01/2027		1,000	751

Boeing Co.
6.298% due 05/01/2029 (j)		1,100	1,116

Carvana Co. (13.000% PIK)
13.000% due 06/01/2030 (b)		7,015	7,341

Carvana Co. (14.000% PIK)
14.000% due 06/01/2031 (b)		7,532	8,080

Directv Financing LLC
5.875% due 08/15/2027 (j)		1,600	1,506

DISH DBS Corp.
5.250% due 12/01/2026		6,650	5,258
5.750% due 12/01/2028		12,450	8,655

Ecopetrol SA
8.375% due 01/19/2036 (j)		260	256

Exela Intermediate LLC (11.500% PIK)
11.500% due 04/15/2026 (b)		109	17

Ford Motor Co.
7.700% due 05/15/2097 (j)		9,045	9,583

General Shopping Investments Ltd.
17.413% due 09/20/2024 (g)		2,500	113

GN Bondco LLC
9.500% due 10/15/2031 (j)		5,000	4,665

HCA, Inc.
7.500% due 11/15/2095 (j)		1,962	2,117

Incora
1.000% due 11/15/2026 ^«(c)		162	147

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2024	59

Schedule of Investments	PIMCO High Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Intelsat Jackson Holdings SA
6.500% due 03/15/2030 (j)		$16,312	$15,217

Inter Media & Communication SpA
6.750% due 02/09/2027 (j)	EUR	3,300	3,496

LifePoint Health, Inc.
9.875% due 08/15/2030 (j)		$1,100	1,174
11.000% due 10/15/2030 (j)		4,900	5,405

New Albertsons LP
6.570% due 02/23/2028		4,021	3,963

Newfold Digital Holdings Group, Inc.
6.000% due 02/15/2029		1,200	867
11.750% due 10/15/2028 (j)		500	519

Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (j)		8,700	8,086

Petroleos Mexicanos
6.700% due 02/16/2032		1,663	1,393
6.750% due 09/21/2047 (j)		1,098	723
6.840% due 01/23/2030		1,100	969
8.750% due 06/02/2029 (j)		1,257	1,236

Prime Healthcare Services, Inc.
7.250% due 11/01/2025 (j)		1,604	1,603

Rivian Holdings LLC
11.310% due 10/15/2026 •		1,200	1,216

Topaz Solar Farms LLC
4.875% due 09/30/2039 (j)		2,024	1,812
5.750% due 09/30/2039		5,663	5,484

U.S. Renal Care, Inc.
10.625% due 06/28/2028		1,001	878

Vale SA
0.000% due 12/29/2049 ~(g)	BRL	120,000	7,419

Venture Global LNG, Inc.
9.500% due 02/01/2029		$2,909	3,187
9.875% due 02/01/2032		3,100	3,376

Veritas U.S., Inc.
7.500% due 09/01/2025 (j)		4,280	3,705

Viridien
7.750% due 04/01/2027	EUR	1,400	1,448
8.750% due 04/01/2027 (j)		$7,789	7,431

Wesco Aircraft Holdings, Inc.
10.500% due 11/15/2026 ^«(c)		662	602

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 ^«(b)(c)		27,010	24,579

Windstream Escrow LLC
7.750% due 08/15/2028 (j)		9,423	8,887

Yinson Boronia Production BV
8.947% due 07/31/2042		1,400	1,415

			174,371

UTILITIES 2.6%

FORESEA Holding SA
7.500% due 06/15/2030 (j)		3,000	2,798

NGD Holdings BV
6.750% due 12/31/2026		747	530

Oi SA
10.000% due 07/27/2025 ^(c)		20,600	204

Pacific Gas & Electric Co.
4.000% due 12/01/2046 (j)		600	432
4.450% due 04/15/2042 (j)		1,203	955
4.750% due 02/15/2044 (j)		4,576	3,750

PacifiCorp
5.800% due 01/15/2055 (j)		700	678

Peru LNG SRL
5.375% due 03/22/2030		8,700	7,515

Qwest Corp.
7.375% due 05/01/2030		5,130	2,261

			19,123

Total Corporate Bonds & Notes (Cost $300,818)			266,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONVERTIBLE BONDS & NOTES 0.4%

INDUSTRIALS 0.4%

DISH Network Corp.
3.375% due 08/15/2026	$5,100	$3,188

Total Convertible Bonds & Notes (Cost $5,100)		3,188

MUNICIPAL BONDS & NOTES 5.5%

DISTRICT OF COLUMBIA 1.5%

District of Columbia Revenue Bonds, Series 2011
7.625% due 10/01/2035	9,740	10,763

MICHIGAN 0.3%

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044	2,300	1,812

PUERTO RICO 1.7%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	1,527	937
0.000% due 11/01/2051	21,393	11,574

		12,511

TEXAS 1.1%

El Paso Downtown Development Corp., Texas Revenue Bonds, Series 2013
7.250% due 08/15/2043	7,390	8,135

WEST VIRGINIA 0.9%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (f)	66,200	6,081

Total Municipal Bonds & Notes (Cost $36,344)		39,302

U.S. GOVERNMENT AGENCIES 2.0%

Fannie Mae
0.650% due 07/25/2050 •(a)(j)	3,005	305
3.500% due 09/25/2027 (a)	45	1
4.000% due 06/25/2050 (a)(j)	1,878	355
10.000% due 01/25/2034 •(j)	113	118

Freddie Mac
0.650% due 06/25/2050 •(a)(j)	3,200	349
0.652% due 07/15/2035 •(a)	398	23
0.752% due 02/15/2042 •(a)	583	31
1.692% due 08/15/2036 •(a)	215	26
2.105% due 05/15/2033 •	20	18
5.000% due 06/15/2033 ~(a)	450	51
5.992% due 11/25/2055 «~	12,962	7,989
14.650% due 10/25/2027 •	4,290	4,553

Ginnie Mae
3.500% due 06/20/2042 (a)	33	4
3.500% due 03/20/2043 (a)(j)	439	77
4.500% due 07/20/2042 (a)	70	8
5.000% due 09/20/2042 (a)	124	16

Uniform Mortgage-Backed Security, TBA
3.000% due 08/01/2054	100	85

Total U.S. Government Agencies (Cost $15,990)		14,009

NON-AGENCY MORTGAGE-BACKED SECURITIES 12.1%

Adjustable Rate Mortgage Trust
5.800% due 05/25/2036 •	3,025	1,224

Atrium Hotel Portfolio Trust
7.056% due 06/15/2035 •	2,600	2,582
7.126% due 12/15/2036 •	5,500	5,322

Banc of America Alternative Loan Trust
0.140% due 06/25/2046 •(a)	2,210	100
1.180% due 06/25/2037 •(a)	1,919	193

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.820% due 06/25/2037 •		$1,767	$1,243

Banc of America Funding Trust
6.000% due 07/25/2037		267	213
6.250% due 10/26/2036		3,747	1,439

Banc of America Mortgage Trust
4.875% due 02/25/2036 ~		5	4

BCAP LLC Trust
4.510% due 03/26/2037 þ		1,155	1,601
6.000% due 05/26/2037 ~		4,202	1,728

Benchmark Mortgage Trust
3.555% due 08/15/2052 ~		1,500	1,420

Braemar Hotels & Resorts Trust
7.901% due 06/15/2035 •		1,600	1,563

CALI Mortgage Trust
3.957% due 03/10/2039		3,600	3,178

CD Mortgage Trust
5.688% due 10/15/2048		119	109

Chase Mortgage Finance Trust
4.360% due 09/25/2036 ~		33	26
4.860% due 12/25/2035 «~		7	6

Citigroup Commercial Mortgage Trust
5.590% due 12/10/2049 ~		1,699	1,076

Citigroup Mortgage Loan Trust
5.149% due 07/25/2037 ~		57	49
5.277% due 11/25/2035 ~		9,266	4,848
6.500% due 09/25/2036		2,200	1,162

Colony Mortgage Capital Ltd.
7.468% due 11/15/2038 •		1,700	1,615
8.164% due 11/15/2038 •		1,300	1,133

Countrywide Alternative Loan Trust
0.000% due 04/25/2035 •(a)		1,800	50
4.769% due 02/25/2037 ~		78	66
5.960% due 12/25/2046 •		1,471	1,182
6.000% due 02/25/2037		4,005	1,576
6.250% due 12/25/2036 •		2,118	877
6.500% due 06/25/2036		596	271

Countrywide Home Loan Mortgage Pass-Through Trust
0.000% due 12/25/2036 •(a)		1,652	84
4.294% due 09/20/2036 ~		195	166
4.425% due 09/25/2047 ~		15	13

Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 01/25/2036		1,262	754

Credit Suisse Mortgage Capital Mortgage-Backed Trust
3.431% due 11/10/2032		1,200	1,019
9.794% due 07/15/2032 •		950	928

DBGS Mortgage Trust
7.743% due 10/15/2036 •		2,760	2,230

Eurosail PLC
6.703% due 06/13/2045 •	GBP	3,347	3,470
9.353% due 06/13/2045 •		988	1,046

GS Mortgage Securities Corp. Trust
8.729% due 08/15/2039 •		$1,200	1,203

HarborView Mortgage Loan Trust
4.072% due 08/19/2036 «~		82	66
6.035% due 08/19/2036 «~		1	1

Hilton USA Trust
2.828% due 11/05/2035		900	785

IM Pastor Fondo de Titluzacion Hipotecaria
3.840% due 03/22/2043 •	EUR	2,078	1,951

JP Morgan Alternative Loan Trust
4.115% due 03/25/2037 ~		$2,528	2,283

JP Morgan Chase Commercial Mortgage Securities Trust
6.976% due 11/15/2035 •		1,300	1,091
7.193% due 03/15/2036 •		1,750	970
7.326% due 11/15/2035 •		600	456

JP Morgan Mortgage Trust
1.160% due 01/25/2037 •(a)		13,213	1,865
4.150% due 07/27/2037 ~		3,896	3,092

Lehman XS Trust
5.900% due 06/25/2047 •		1,204	1,183

60	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Bank of America Merrill Lynch Trust
3.708% due 05/15/2046 ~		$734	$673

Natixis Commercial Mortgage Securities Trust
3.917% due 11/15/2032 ~		3,340	2,943

New Orleans Hotel Trust
6.965% due 04/15/2032 •		1,000	948
9.065% due 04/15/2032 •		1,400	1,302

Nomura Asset Acceptance Corp. Alternative Loan Trust
4.745% due 04/25/2036 ~		2,733	2,285

Nomura Resecuritization Trust
4.645% due 07/26/2035 ~		4,036	3,414

Residential Asset Securitization Trust
5.860% due 01/25/2046 •		165	45
6.250% due 09/25/2037		4,520	1,808
6.500% due 08/25/2036		788	227

SG Commercial Mortgage Securities Trust
2.937% due 03/15/2037		1,400	1,251

Structured Adjustable Rate Mortgage Loan Trust
4.736% due 01/25/2036 ~		93	47
4.794% due 04/25/2047 ~		264	120

Structured Asset Mortgage Investments Trust
5.840% due 07/25/2046 •		4,425	3,339

WaMu Mortgage Pass-Through Certificates Trust
3.419% due 05/25/2037 ~		57	43

Washington Mutual Mortgage Pass-Through Certificates Trust
1.220% due 04/25/2037 •(a)		6,785	938
6.500% due 03/25/2036		4,077	2,860

WSTN Trust
7.958% due 07/05/2037 ~		1,600	1,585
8.748% due 07/05/2037 ~		1,600	1,588
10.174% due 07/05/2037 ~		1,300	1,283

Total Non-Agency Mortgage-Backed Securities (Cost $95,505)			87,211

ASSET-BACKED SECURITIES 7.5%

ACE Securities Corp. Home Equity Loan Trust
5.740% due 07/25/2036 •		1,521	1,211

Avoca CLO DAC
0.000% due 04/15/2034 ~	EUR	2,150	1,434

Belle Haven ABS CDO Ltd.
5.818% due 07/05/2046 •		$185,947	401

Carlyle Global Market Strategies Euro CLO DAC
0.000% due 04/15/2027 ~	EUR	800	160
0.000% due 01/25/2032 ~		2,200	715

Carlyle U.S. CLO Ltd.
0.000% due 10/15/2031 ~		$4,200	1,288

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		4,000	782
0.000% due 10/22/2031 ~		3,000	535

Cork Street CLO DAC
0.000% due 11/27/2028 ~	EUR	700	120

Countrywide Asset-Backed Certificates Trust
5.865% due 09/25/2046 •		$12,512	9,926

CVC Cordatus Loan Fund DAC
0.000% due 04/15/2032 ~	EUR	2,500	791

Duke Funding Ltd.
9.140% due 08/07/2033 •		$13,523	2,032

First Franklin Mortgage Loan Trust
6.330% due 06/25/2036 •		3,098	2,767

Glacier Funding CDO Ltd.
8.770% due 08/04/2035 •		6,310	724

Man GLG Euro CLO DAC
0.000% due 10/15/2030 ~	EUR	4,150	745

Marlette Funding Trust
0.000% due 12/15/2028 «(f)		$24	54
0.000% due 04/16/2029 «(f)		7	16
0.000% due 07/16/2029 «(f)		10	52

Merrill Lynch Mortgage Investors Trust
5.780% due 04/25/2037 •		580	285

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Mortgage Loan Trust
6.465% due 09/25/2046 þ		$6,056	$1,975
7.004% due 11/25/2036 •		647	217

Pagaya AI Debt Selection Trust
8.491% due 06/16/2031		2,699	2,746

People’s Financial Realty Mortgage Securities Trust
5.620% due 09/25/2036 •		19,646	3,590

Renaissance Home Equity Loan Trust
6.998% due 09/25/2037 þ		6,308	2,564
7.238% due 09/25/2037 þ		5,458	2,217

Segovia European CLO DAC
0.000% due 04/15/2035 ~	EUR	1,100	512

Sherwood Funding CDO Ltd.
8.860% due 11/06/2039 •		$31,208	6,152

SLM Student Loan Trust
0.000% due 01/25/2042 «(f)		2	342

SMB Private Education Loan Trust
0.000% due 10/15/2048 «(f)		5	1,274

Specialty Underwriting & Residential Finance Trust
6.435% due 06/25/2036 •		8,070	5,988

Truman Capital Mortgage Loan Trust
9.585% due 01/25/2034 •		2,642	2,512

Washington Mutual Asset-Backed Certificates Trust
5.760% due 05/25/2036 •		133	102

Total Asset-Backed Securities (Cost $121,658)			54,229

SOVEREIGN ISSUES 3.8%

Argentina Government International Bond
0.750% due 07/09/2030 þ		9,019	4,951
1.000% due 07/09/2029		163	94
3.500% due 07/09/2041 þ		9,486	3,737
3.625% due 07/09/2035 þ		8,535	3,642
3.625% due 07/09/2046 þ		115	50
4.250% due 01/09/2038 þ		1,326	611

Dominican Republic Central Bank Notes
13.000% due 12/05/2025	DOP	91,200	1,574
13.000% due 01/30/2026		125,400	2,170

Dominican Republic International Bond
11.250% due 09/15/2035		79,600	1,423

Egypt Government International Bond
6.375% due 04/11/2031	EUR	300	255

El Salvador Government International Bond
0.250% due 04/17/2030 (a)		$2,900	90
9.250% due 04/17/2030		2,900	2,585

Ghana Government International Bond
6.375% due 02/11/2027 ^(c)		600	306
7.875% due 02/11/2035 ^(c)		600	309
8.750% due 03/11/2061 ^(c)		200	103

Peru Government International Bond
6.900% due 08/12/2037	PEN	1,800	450
6.950% due 08/12/2031		3,500	936

Republic of Greece Government International Bond
2.000% due 04/22/2027	EUR	55	57
3.900% due 01/30/2033		122	134
4.000% due 01/30/2037		96	103
4.200% due 01/30/2042		119	130

Romania Government International Bond
5.250% due 05/30/2032		1,000	1,043
5.625% due 05/30/2037		1,000	1,034
6.375% due 09/18/2033		1,100	1,226

Ukraine Government International Bond
4.375% due 01/27/2032		1,471	411

Venezuela Government International Bond
8.250% due 10/13/2024 ^(c)		$34	6
9.250% due 09/15/2027 ^(c)		452	86

Total Sovereign Issues (Cost $30,485)			27,516

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 10.3%

COMMUNICATION SERVICES 0.2%

Clear Channel Outdoor Holdings, Inc. (d)	754,306	$1,063

iHeartMedia, Inc. ‘A’ (d)	178,528	195

iHeartMedia, Inc. ‘B’ «(d)	138,545	136

Promotora de Informaciones SA ‘A’ (d)	282,619	112

		1,506

CONSUMER STAPLES 0.0%

Steinhoff International Holdings NV «(d)(h)	27,368,642	0

ENERGY 0.0%

Axis Energy Services ‘A’ «(h)	6,207	182

FINANCIALS 1.7%

Banca Monte dei Paschi di Siena SpA	886,500	4,163

Intelsat Emergence SA «(h)	222,366	8,271

		12,434

HEALTH CARE 4.2%

Amsurg Equity «(d)(h)	603,876	29,894

INDUSTRIALS 2.9%

Drillco Holding Lux SA «(d)(h)	170,549	3,987

Forsea Holding SA «(d)	70,121	1,639

Neiman Marcus Group Ltd. LLC «(d)(h)	90,604	12,242

Syniverse Holdings, Inc. «(h)	2,798,642	2,675

Voyager Aviation Holdings LLC «(d)	1,009	0

Westmoreland Mining Holdings «(d)(h)	87,552	175

Westmoreland Mining LLC «(d)(h)	88,323	397

		21,115

UTILITIES 1.3%

West Marine «(d)(h)	3,250	20

Windstream Units «(d)	537,548	8,999

		9,019

Total Common Stocks (Cost $70,269)		74,150

WARRANTS 0.0%

FINANCIALS 0.0%

Intelsat Emergence SA - Exp. 02/17/2027 «	250	0

Total Warrants (Cost $8,992)		0

PREFERRED SECURITIES 3.7%

BANKING & FINANCE 3.7%

AGFC Capital Trust
7.340% (US0003M + 1.750%) due 01/15/2067 ~(j)	27,410,000	17,519

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(g)	70,000	64

Compeer Financial ACA
4.875% due 08/15/2026 •(g)	2,100,000	2,037

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2024	61

Schedule of Investments	PIMCO High Income Fund	(Cont.)

	SHARES	MARKET VALUE (000S)

OCP CLO Ltd.
0.000% due 04/26/2028 ~	8,700	$4,266

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(g)	2,616,475	3,045

SVB Financial Group
4.000% due 05/15/2026 ^(c)(g)	200,000	2
4.250% due 11/15/2026 ^(c)(g)	100,000	0
4.700% due 11/15/2031 ^(c)(g)	188,000	1

		26,934

INDUSTRIALS 0.0%

Voyager Aviation Holdings LLC
9.500% «	6,055	0

Total Preferred Securities (Cost $25,748)		26,934

REAL ESTATE INVESTMENT TRUSTS 0.5%

REAL ESTATE 0.5%

Uniti Group, Inc.	193,839	566

VICI Properties, Inc.	95,221	2,727

Total Real Estate Investment Trusts (Cost $1,509)		3,293

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (i) 0.5%
		$3,489

U.S. TREASURY BILLS 0.1%
5.382% due 07/30/2024 - 08/29/2024 (e)(f)(j)	$886	881

Total Short-Term Instruments (Cost $4,370)		4,370

Total Investments in Securities (Cost $891,799)		759,659

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 13.6%

SHORT-TERM INSTRUMENTS 13.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 13.6%

PIMCO Short-Term Floating NAV Portfolio III	10,102,923	$98,291

Total Short-Term Instruments (Cost $98,258)		98,291

Total Investments in Affiliates (Cost $98,258)		98,291

Total Investments 119.0% (Cost $990,057)		$857,950

Financial Derivative Instruments (k)(l) 0.2% (Cost or Premiums, net $46,185)		1,885

Auction-Rate Preferred Shares (0.2)%		(1,675)

Other Assets and Liabilities, net (19.0)%		(137,221)

Net Assets Applicable to Common Shareholders 100.0%		$720,939

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

µ
All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~
Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•
Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Payment in-kind security.

(c)	Security is not accruing income as of the date of this report.

(d)	Security did not produce income within the last twelve months.

(e)	Coupon represents a weighted average yield to maturity.

(f)	Zero coupon security.

(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Amsurg Equity	11/02/2023 - 11/06/2023	$25,233	$29,894	4.15%
Axis Energy Services ‘A’	07/01/2021	91	182	0.03
Drillco Holding Lux SA	06/08/2023	3,411	3,987	0.55
Intelsat Emergence SA	06/19/2017 - 02/23/2024	15,920	8,271	1.15
Neiman Marcus Group Ltd. LLC	09/25/2020	2,918	12,242	1.70
Steinhoff International Holdings NV	06/30/2023 - 10/30/2023	0	0	0.00
Syniverse Holdings, Inc.	05/12/2022 - 05/31/2024	2,755	2,675	0.37
West Marine	09/12/2023	46	20	0.00
Westmoreland Mining Holdings	07/11/2016 - 10/19/2016	2,141	175	0.02
Westmoreland Mining LLC	06/30/2023	585	397	0.05

		$53,100	$57,843	8.02%

62	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2024

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
FICC	2.600%	06/28/2024	07/01/2024	$689	U.S. Treasury Inflation Protected Securities 0.625% due 01/15/2026	$(703)	$689	$689
SAL	5.270	06/28/2024	07/01/2024	2,800	U.S. Treasury Notes 4.875% due 11/30/2025	(2,867)	2,800	2,801

Total Repurchase Agreements						$(3,570)	$3,489	$3,490

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date	Amount Borrowed (2)			Payable for Reverse Repurchase Agreements
BMO	5.690%	06/21/2024	08/20/2024	$		(4,349)	$(4,356)
BPS	4.204	05/22/2024	08/22/2024		EUR	(3,133)	(3,371)
CDC	5.730	04/23/2024	07/23/2024	$		(1,649)	(1,667)
	5.730	05/29/2024	07/23/2024			(1,125)	(1,131)
	5.850	04/23/2024	07/23/2024			(2,032)	(2,055)
	5.910	06/14/2024	10/11/2024			(12,559)	(12,594)
	5.910	06/21/2024	10/21/2024			(20,128)	(20,161)
	5.990	03/28/2024	07/26/2024			(497)	(505)
	5.990	05/09/2024	07/26/2024			(2,479)	(2,500)
	5.990	05/13/2024	07/26/2024			(225)	(226)
DEU	5.840	06/12/2024	09/12/2024			(21,966)	(22,034)
IND	5.800	06/26/2024	09/26/2024			(993)	(993)
	5.870	06/26/2024	09/26/2024			(609)	(609)
RCY	5.830	06/14/2024	07/12/2024			(988)	(991)
SOG	5.680	06/17/2024	07/17/2024			(9,028)	(9,048)
	5.710	04/10/2024	07/09/2024			(5,890)	(5,967)
	5.710	04/12/2024	07/11/2024			(581)	(589)
	5.750	05/13/2024	07/15/2024			(6,493)	(6,544)
	5.820	04/10/2024	07/09/2024			(2,570)	(2,604)
	5.820	04/11/2024	07/10/2024			(4,931)	(4,995)
	5.820	04/23/2024	07/09/2024			(3,155)	(3,190)
	5.820	05/06/2024	07/09/2024			(1,008)	(1,017)
	5.820	05/29/2024	07/09/2024			(2,774)	(2,789)
	5.840	05/09/2024	07/08/2024			(2,827)	(2,852)
TDM	5.700	06/21/2024	09/19/2024			(2,974)	(2,978)
UBS	4.039	06/14/2024	09/13/2024		EUR	(2,729)	(2,929)
	5.850	06/13/2024	08/23/2024	$		(536)	(538)
WFS	5.743	04/08/2024	07/08/2024			(4,532)	(4,593)

Total Reverse Repurchase Agreements							$(123,826)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received (1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (3)
Global/Master Repurchase Agreement
BMO	$0	$(4,356)	$0	$(4,356)	$4,533	$177
BPS	0	(3,371)	0	(3,371)	3,404	33
CDC	0	(40,839)	0	(40,839)	46,809	5,970
DEU	0	(22,034)	0	(22,034)	23,065	1,031
FICC	689	0	0	689	(703)	(14)
IND	0	(1,602)	0	(1,602)	1,883	281
RCY	0	(991)	0	(991)	1,204	213
SAL	2,801	0	0	2,801	(2,867)	(66)
SOG	0	(39,595)	0	(39,595)	46,362	6,767
TDM	0	(2,978)	0	(2,978)	2,972	(6)
UBS	0	(3,467)	0	(3,467)	3,971	504
WFS	0	(4,593)	0	(4,593)	4,916	323

Total Borrowings and Other Financing Transactions	$3,490	$(123,826)	$0

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2024	63

Schedule of Investments	PIMCO High Income Fund	(Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(52,272)	$(37,808)	$(18,241)	$(108,321)
U.S. Government Agencies	0	(991)	0	0	(991)
Preferred Securities	0	0	0	(14,514)	(14,514)

Total Borrowings	$0	$(53,263)	$(37,808)	$(32,755)	$(123,826)

Payable for reverse repurchase agreements					$(123,826)

(j)	Securities with an aggregate market value of $139,301 and cash of $551 have been pledged as collateral under the terms of the above master agreements as of June 30, 2024.

(1)	Includes accrued interest.
(2)
The average amount of borrowings outstanding during the period ended June 30, 2024 was $(117,981) at a weighted average interest rate of 5.796%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
											Asset	Liability
Pay (1)	1-Day GBP-SONIO Compounded-OIS	4.000%	Annual	09/18/2029		GBP	40,800	$696	$(494)	$202	$0	$(54)
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032			13,400	1,297	2,949	4,246	45	0
Receive	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033			6,900	768	498	1,266	24	0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052			2,700	(7)	1,966	1,959	20	0
Receive	1-Day USD-SOFR Compounded-OIS	0.400	Semi-Annual	12/18/2024	$		72,000	(99)	1,970	1,871	31	0
Receive	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024			27,200	(2)	806	804	7	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2024			370,800	(16,297)	3,610	(12,687)	0	(105)
Receive	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025			13,700	1	412	413	4	0
Receive	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026			2,200	1	111	112	1	0
Receive	1-Day USD-SOFR Compounded-OIS	0.850	Semi-Annual	02/01/2027			43,700	253	4,073	4,326	30	0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027			112,200	(2,687)	(5,445)	(8,132)	0	(95)
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028			23,400	(313)	(480)	(793)	0	(29)
Receive	1-Day USD-SOFR Compounded-OIS	1.370	Semi-Annual	08/25/2028			27,135	(8)	3,148	3,140	40	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028			89,500	784	(2,920)	(2,136)	0	(137)
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	06/19/2029			79,200	1,112	(5,949)	(4,837)	0	(154)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029			76,900	(969)	(180)	(1,149)	0	(147)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029			31,000	(587)	1,050	463	59	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029			53,300	(5,501)	(774)	(6,275)	0	(129)
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Semi-Annual	12/16/2030			127	0	24	24	0	0
Receive	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031			7,300	427	1,129	1,556	26	0
Receive	1-Day USD-SOFR Compounded-OIS	1.350	Semi-Annual	02/09/2032			139,800	492	26,075	26,567	358	0
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032			87,000	4,224	11,919	16,143	383	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032			59,500	2,570	6,449	9,019	263	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Semi-Annual	06/19/2044			395,600	59,600	(96,388)	(36,788)	0	(2,941)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	01/15/2050			35,600	(247)	12,356	12,109	458	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/22/2050			55,100	(135)	20,836	20,701	421	0
Receive	1-Day USD-SOFR Compounded-OIS	1.875	Semi-Annual	02/07/2050			42,480	(165)	15,192	15,027	329	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	12/15/2051			29,200	2,061	(12,208)	(10,147)	0	(391)
Receive	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	02/01/2052			223,450	(4,208)	92,330	88,122	1,779	0
Receive	1-Day USD-SOFR Compounded-OIS	2.750	Annual	06/21/2053			9,700	916	799	1,715	153	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/20/2054			29,000	1,270	7	1,277	507	0
Receive	6-Month EUR-EURIBOR	0.270	Annual	09/11/2024		EUR	25,600	4	475	479	8	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029			65,500	66	(7,631)	(7,565)	0	(57)
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030			24,100	(1,059)	4,863	3,804	33	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032			3,200	290	381	671	6	0
Receive	6-Month EUR-EURIBOR	1.250	Annual	08/19/2049			18,200	76	4,868	4,944	47	0
Pay	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050			7,700	1,317	(4,548)	(3,231)	0	(17)
Receive (1)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052			26,400	424	1,248	1,672	0	(22)

Total Swap Agreements								$46,365	$82,527	$128,892	$5,032	$(4,278)

64	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2024

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$5,032	$5,032	$0	$0	$(4,278)	$(4,278)

Cash of $13,323 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2024	EUR	61,548		$66,822	$908	$0

BPS	07/2024	CAD	1,073		786	2	0
	07/2024	EUR	2,627		2,844	30	0
	07/2024		$2,173	EUR	2,007	0	(24)

BRC	08/2024		1,089		1,016	0	0

CBK	07/2024	GBP	3,293		$4,188	25	0
	07/2024	PEN	5,391		1,425	23	0
	07/2024		$707	PEN	2,695	0	(6)
	08/2024		1,347	EUR	1,256	0	0
	09/2024	PEN	3,640		$979	32	0

GLM	07/2024	DOP	163,420		2,776	12	0
	08/2024		120,189		2,016	0	(10)
	09/2024		33,559		559	0	(6)

MBC	07/2024	GBP	422		536	2	0
	07/2024		$784	CAD	1,074	1	0
	08/2024	CAD	1,073		$784	0	(1)

RBC	07/2024		$4,711	GBP	3,715	0	(15)
	08/2024	GBP	3,715		$4,712	15	0

SCX	07/2024		$66,607	EUR	62,168	0	(28)
	08/2024	EUR	62,168		$66,705	29	0

Total Forward Foreign Currency Contracts						$1,079	$(90)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION
(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2024 (2)	Notional Amount (3)			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
											Asset	Liability
DUB	Eskom «	4.650%	Quarterly	06/30/2029	0.066%	$		3,300	$0	$255	$255	$0

JPM	Banca Monte Dei Paschi Di	5.000	Quarterly	06/20/2025	0.745		EUR	200	(4)	13	9	0

MYC	Petroleos Mexicanos	1.000	Quarterly	12/20/2028	4.712	$		900	(176)	54	0	(122)

Total Swap Agreements									$(180)	$322	$264	$(122)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2024	65

Schedule of Investments	PIMCO High Income Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (5)
BOA	$908	$0	$0	$908	$0	$0	$0	$0	$908	$(930)	$(22)
BPS	32	0	0	32	(24)	0	0	(24)	8	0	8
CBK	80	0	0	80	(6)	0	0	(6)	74	0	74
DUB	0	0	255	255	0	0	0	0	255	(192)	63
GLM	12	0	0	12	(16)	0	0	(16)	(4)	0	(4)
JPM	0	0	9	9	0	0	0	0	9	0	9
MBC	3	0	0	3	(1)	0	0	(1)	2	0	2
MYC	0	0	0	0	0	0	(122)	(122)	(122)	0	(122)
RBC	15	0	0	15	(15)	0	0	(15)	0	0	0
SCX	29	0	0	29	(28)	0	0	(28)	1	0	1

Total Over the Counter	$1,079	$0	$264	$1,343	$(90)	$0	$(122)	$(212)

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$5,032	$5,032

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,079	$0	$1,079
Swap Agreements	0	264	0	0	0	264

	$0	$264	$0	$1,079	$0	$1,343

	$0	$264	$0	$1,079	$5,032	$6,375

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$4,278	$4,278

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$90	$0	$90
Swap Agreements	0	122	0	0	0	122

	$0	$122	$0	$90	$0	$212

	$0	$122	$0	$90	$4,278	$4,490

66	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2024

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$62	$0	$0	$3,883	$3,945

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$663	$0	$663
Swap Agreements	0	173	0	0	0	173

	$0	$173	$0	$663	$0	$836

	$0	$235	$0	$663	$3,883	$4,781

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$53	$0	$0	$874	$927

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,770	$0	$2,770
Swap Agreements	0	169	0	0	0	169

	$0	$169	$0	$2,770	$0	$2,939

	$0	$222	$0	$2,770	$874	$3,866

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2024
Investments in Securities, at Value
Loan Participations and Assignments	$0	$119,313	$40,144	$159,457
Corporate Bonds & Notes
Banking & Finance	0	64,083	8,423	72,506
Industrials	0	149,043	25,328	174,371
Utilities	0	19,123	0	19,123
Convertible Bonds & Notes
Industrials	0	3,188	0	3,188
Municipal Bonds & Notes
District of Columbia	0	10,763	0	10,763
Michigan	0	1,812	0	1,812
Puerto Rico	0	12,511	0	12,511
Texas	0	8,135	0	8,135
West Virginia	0	6,081	0	6,081
U.S. Government Agencies	0	6,020	7,989	14,009
Non-Agency Mortgage-Backed Securities	0	87,138	73	87,211
Asset-Backed Securities	0	52,491	1,738	54,229
Sovereign Issues	0	27,516	0	27,516
Common Stocks
Communication Services	1,370	0	136	1,506
Energy	0	0	182	182
Financials	4,163	0	8,271	12,434
Health Care	0	0	29,894	29,894
Industrials	0	0	21,115	21,115
Utilities	0	0	9,019	9,019
Preferred Securities
Banking & Finance	0	26,934	0	26,934
Real Estate Investment Trusts
Real Estate	3,293	0	0	3,293

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2024
Short-Term Instruments
Repurchase Agreements	$0	$3,489	$0	$3,489
U.S. Treasury Bills	0	881	0	881

	$8,826	$598,521	$152,312	$759,659

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$98,291	$0	$0	$98,291

Total Investments	$107,117	$598,521	$152,312	$857,950

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	5,032	0	5,032
Over the counter	0	1,088	255	1,343

	$0	$6,120	$255	$6,375

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(4,278)	0	(4,278)
Over the counter	0	(212)	0	(212)

	$0	$(4,490)	$0	$(4,490)

Total Financial Derivative Instruments	$0	$1,630	$255	$1,885

Totals	$107,117	$600,151	$152,567	$859,835

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2024	67

Schedule of Investments	PIMCO High Income Fund	(Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2024:

Category and Subcategory	Beginning Balance at 06/30/2023	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2024	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2024 (2)
Investments in Securities, at Value
Loan Participations and Assignments	$49,954	$37,905	$(28,934)	$2,853	$(6,214)	$1,907	$225	$(17,552)	$40,144	$751
Corporate Bonds & Notes
Banking & Finance	2,651	7,862	0	23	0	244	440	(2,797)	8,423	120
Industrials	0	0	0	0	0	0	25,328	0	25,328	0
U.S. Government Agencies	7,605	0	(220)	33	73	498	0	0	7,989	478
Non-Agency Mortgage-Backed Securities	98	0	(20)	1	1	(7)	0	0	73	(5)
Asset-Backed Securities	3,905	4,835	0	83	0	(1,097)	0	(5,988)	1,738	(1,863)
Common Stocks
Communication Services	454	0	0	0	0	(318)	0	0	136	(318)
Energy	186	0	0	0	0	(4)	0	0	182	(4)
Financials	5,103	0	0	0	0	3,168	0	0	8,271	3,156
Health Care	0	25,233	0	0	0	4,661	0	0	29,894	4,661
Industrials	22,347	319	0	0	0	(1,551)	0	0	21,115	(851)
Utilities (3)	8,230	47	0	0	0	742	0	0	9,019	742
Rights
Financials	110	0	(215)	0	215	(110)	0	0	0	0
Warrants
Financials	169	0	(222)	0	222	(169)	0	0	0	0
Preferred Securities
Industrials	1,460	0	0	0	0	(1,460)	0	0	0	0

	$102,272	$76,201	$(29,611)	$2,993	$(5,703)	$6,504	$25,993	$(26,337)	$152,312	$6,867

Financial Derivative Instruments - Assets
Over the counter	$142	$0	$0	$0	$0	$113	$0	$0	$255	$114

Totals	$102,414	$76,201	$(29,611)	$2,993	$(5,703)	$6,617	$25,993	$(26,337)	$152,567	$6,981

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2024	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$11,145	Comparable Companies	EBITDA Multiple	X	13.500	—
	7,233	Discounted Cash Flow	Discount Rate		26.500	—
	225	Other Valuation Techniques (4)	—		—	—
	1,232	Proxy Pricing	Base Price		97.000	—
	20,309	Recent Transaction	Purchase Price		100.000	—
Corporate Bonds & Notes
Banking & Finance	440	Expected Recovery	Recovery Rate		11.374	—
	7,983	Proxy Pricing	Base Price		102.293	—
Industrials	25,328	Third Party Vendor	Broker Quote		91.000	—
U.S. Government Agencies	7,989	Discounted Cash Flow	Discount Rate		12.149	—
Non-Agency Mortgage-Backed Securities	73	Fair Valuation of Odd Lot Positions	Adjustment Factor		2.500	—
Asset-Backed Securities	1,738	Discounted Cash Flow	Discount Rate		12.000-20.000	13.575
Common Stocks
Communication Services	136	Reference Instrument	Stock Price w/Liquidity Discount		10.000	—
Energy	182	Comparable Companies	EBITDA Multiple	X	4.300	—
Financials	8,271	Comparable Companies	EBITDA Multiple	X	4.240	—
Health Care	29,894	Comparable Companies	EBITDA Multiple	X	13.500	—
Industrials	12,242	Comparable Companies/Discounted Cash Flow	Revenue Multiple/EBITDA Multiple/Discount Rate	X/X/%	0.510/6.470/10.000	—
	2,675	Discounted Cash Flow	Discount Rate		13.740	—
	6,198	Indicative Market Quotation	Broker Quote		$2.000-23.375	20.909
Utilities	8,999	Comparable Companies	EBITDA Multiple	X	3.920	—
	20	Discounted Cash Flow/Comparable Companies	Discount Rate/Revenue Multiple	%/X	20.750/0.500	—

68	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2024

Category and Subcategory	Ending Balance at 06/30/2024	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Financial Derivative Instruments - Assets
Over the counter	$255	Indicative Market Quotation	Broker Quote	6.553	—

Total	$152,567

(1)
Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)
Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2024 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Security type updated from Warrants to Common Stocks and sector type updated from Information Technology to Utilities since prior fiscal year end.
(4)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2024	69

Schedule of Investments	PIMCO Income Strategy Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 107.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 33.4%

Advisor Group, Inc.
9.344% due 08/17/2028		$200	$201

Air Canada
7.847% due 03/21/2031		100	100

AL GCX Holdings LLC
8.578% due 05/17/2029		1,500	1,501

AP Core Holdings LLC
10.958% due 09/01/2027		7,114	6,240

AVSC Holding Corp. (8.944% Cash and 0.250% PIK)
9.194% due 03/03/2025 (c)		1,896	1,887

BDO U.S.A. PC
11.344% due 08/31/2028 «		1,350	1,364

Cengage Learning, Inc.
9.538% due 03/22/2031		800	803

CoreWeave Compute Acquisition Co. LLC
TBD% - 11.335% due 05/16/2029 « µ		3,200	3,200

Diamond Sports Group LLC
TBD% - 15.429% due 05/25/2026		4,157	3,920

DirecTV Financing LLC
10.458% due 08/02/2027		334	335

Element Materials Technology Group U.S. Holdings, Inc.
9.685% due 07/06/2029		1,990	2,001

Encina Private Credit LLC
TBD% - 9.200% due 11/30/2025 « µ		1,064	1,037

Envision Healthcare Corp.
11.186% due 11/03/2028 «		542	542
14.311% due 07/20/2026 «		6,655	6,655

EPIC Y-Grade Services LP
11.058% due 06/29/2029		1,100	1,101

Finastra U.S.A., Inc.
TBD% - 12.581% due 09/13/2029 « µ		56	56
0.500% - 12.581% due 09/13/2029 «		542	546

First Brands Group, LLC
10.591% due 03/30/2027		1,598	1,590

Galaxy U.S. Opco, Inc.
10.080% due 04/29/2029		1,097	895

Gateway Casinos & Entertainment Ltd.
13.278% due 10/18/2027	CAD	2,039	1,511
13.473% due 10/15/2027		$3,429	3,475

iHeartCommunications, Inc.
8.708% due 05/01/2026		320	247

Ivanti Software, Inc.
9.814% due 12/01/2027		4,678	3,733

J & J Ventures Gaming LLC
TBD% due 04/26/2028 «		790	767

Lealand Finance Co. BV
8.458% due 06/30/2027		40	21

Lealand Finance Co. BV (6.444 Cash and 3.000% PIK)
9.444% due 12/31/2027 (c)		206	98

LifePoint Health, Inc.
10.056% due 11/16/2028		2,633	2,651

Magenta Buyer LLC
10.591% due 07/27/2028		496	278

MI Windows and Doors LLC
8.844% due 03/28/2031		100	101

MPH Acquisition Holdings LLC
9.859% due 09/01/2028		4,794	4,004

Obol France 3 SAS
8.580% (EURO06M + 4.750%) due 12/31/2025 ~	EUR	3,100	3,169

Oi SA
TBD% - 15.500% (PRIME + 7.000%) due 12/15/2024 ~		$649	646
1.750% (LIBOR03M + 1.750%) due 02/26/2035 « ~		2,162	21
12.500% due 09/07/2024		4,634	4,610

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ontario Gaming GTA LP
9.585% due 08/01/2030		$100	$100

Poseidon Bidco SASU
8.722% (EURO03M + 5.000%) due 03/13/2030 ~	EUR	1,400	1,413

Promotora de Informaciones SA
9.115% (EURO03M + 5.220%) due 12/31/2026 ~		8,567	9,152

Promotora de Informaciones SA (6.865% Cash and 5.000% PIK)
11.865% (EURO03M + 2.970%) due 06/30/2027 ~(c)		158	163

SCUR-Alpha 1503 GmbH
9.365% (EURO03M + 5.500%) due 03/29/2030 ~		1,100	1,133
10.830% due 03/29/2030		$1,679	1,591

Steenbok Lux Finco 2 SARL
10.000% due 06/30/2026	EUR	8,559	3,698

Syniverse Holdings, Inc.
12.335% due 05/13/2027		$8,981	8,802

Telemar Norte Leste SA
1.750% (LIBOR06M + 1.750%) due 02/26/2035 « ~		6,166	60
1.750% due 02/26/2035 «		110	1

Triton Water Holdings, Inc.
9.335% due 03/31/2028		299	301

U.S. Renal Care, Inc.
10.458% due 06/20/2028		9,568	8,401

Veritas U.S., Inc.
10.458% due 09/01/2025		5,223	4,564

Vistra Zero Operating Co. LLC
8.094% due 04/30/2031		200	201

Wesco Aircraft Holdings, Inc.
TBD% - 13.928% due 07/15/2024 «		3,373	3,627

Westmoreland Mining Holdings LLC
8.000% due 03/15/2029		815	546

Windstream Services LLC
9.444% due 02/23/2027 «		3,130	3,130
11.694% due 09/21/2027		418	419

WS Audiology
9.992% due 02/28/2029		100	100

Total Loan Participations and Assignments (Cost $113,392)			106,708

CORPORATE BONDS & NOTES 37.0%

BANKING & FINANCE 8.5%

Adler Financing SARL
12.500% due 12/30/2028 «	EUR	3,224	3,537

Agps Bondco PLC
4.625% due 01/14/2026		2,100	737
5.000% due 04/27/2027		1,300	454
5.500% due 11/13/2026		100	35

Armor Holdco, Inc.
8.500% due 11/15/2029 (j)		$2,000	1,908

Banca Monte dei Paschi di Siena SpA
10.500% due 07/23/2029	EUR	1,442	1,850

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	400	103

Barclays PLC
6.490% due 09/13/2029 •(j)		$200	207
6.692% due 09/13/2034 •(j)		300	318
7.437% due 11/02/2033 •(j)		970	1,067

BOI Finance BV
7.500% due 02/16/2027	EUR	1,500	1,516

CaixaBank SA
6.840% due 09/13/2034 •(j)		$200	211

CBRE Services, Inc.
5.950% due 08/15/2034 (j)		400	405

Claveau Re Ltd.
22.605% (T-BILL 3MO + 17.250%) due 07/08/2028 ~		467	304

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse AG AT1 Claim		$3,840	$461

GSPA Monetization Trust
6.422% due 10/09/2029		1,032	1,017

Hestia Re Ltd.
15.435% (T-BILL 1MO + 10.080%) due 04/22/2025 ~		469	453

Integrity Re Ltd.
28.355% (T-BILL 1MO + 23.000%) due 06/06/2026 ~		1,000	974

JAB Holdings BV
3.750% due 05/28/2051 (j)		250	162
4.500% due 04/08/2052		100	73

Long Walk Reinsurance Ltd.
15.105% (T-BILL 3MO + 9.750%) due 01/30/2031 ~		400	409

Sammons Financial Group, Inc.
6.875% due 04/15/2034 (j)		100	103

Sanders Re Ltd.
18.355% (T-BILL 3MO + 13.000%) due 04/09/2029 ~		714	646

Societe Generale SA
6.691% due 01/10/2034 •(j)		400	413

SVB Financial Group
1.800% due 02/02/2031 ^(d)		607	371
2.100% due 05/15/2028 ^(d)		100	60
3.125% due 06/05/2030 ^(d)		100	61
4.345% due 04/29/2028 ^(d)		300	182
4.570% due 04/29/2033 ^(d)		800	481

UBS Group AG
6.537% due 08/12/2033 •(j)		250	263
9.016% due 11/15/2033 •(j)		250	302

Uniti Group LP
6.000% due 01/15/2030 (j)		4,868	2,951
6.500% due 02/15/2029 (j)		1,400	894

Ursa Re Ltd.
14.605% (T-BILL 3MO + 9.250%) due 12/07/2028 ~		400	408

VICI Properties LP
3.875% due 02/15/2029 (j)		1,800	1,666
4.500% due 01/15/2028 (j)		1,280	1,233

Voyager Aviation Holdings LLC
8.500% due 05/09/2026 ^«(d)		2,061	234

Winston RE Ltd.
15.605% (T-BILL 3MO + 10.250%) due 02/26/2031 ~		250	247

Yosemite Re Ltd.
15.333% (T-BILL 3MO + 9.978%) due 06/06/2025 ~		390	396

			27,112

INDUSTRIALS 24.2%

Aston Martin Capital Holdings Ltd.
10.000% due 03/31/2029		100	99
10.375% due 03/31/2029	GBP	100	126

Carvana Co. (13.000% PIK)
13.000% due 06/01/2030 (c)		$1,503	1,573

Carvana Co. (14.000% PIK)
14.000% due 06/01/2031 (c)		2,789	2,992

CVS Pass-Through Trust
7.507% due 01/10/2032 (j)		288	300

DISH DBS Corp.
5.250% due 12/01/2026		3,520	2,783
5.750% due 12/01/2028		3,560	2,475

Ecopetrol SA
8.375% due 01/19/2036 (j)		200	197

Exela Intermediate LLC (11.500% PIK)
11.500% due 04/15/2026 (c)		37	6

Ford Motor Co.
7.700% due 05/15/2097 (j)		4,805	5,091

GN Bondco LLC
9.500% due 10/15/2031 (j)		1,600	1,493

HCA, Inc.
7.500% due 11/15/2095 (j)		1,050	1,133

70	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Intelsat Jackson Holdings SA
6.500% due 03/15/2030 (j)		$7,443	$6,943

Inter Media & Communication SpA
6.750% due 02/09/2027 (j)	EUR	900	953

Kronos Acquisition Holdings, Inc.
8.250% due 06/30/2031 (b)		$2	2

Legacy LifePoint Health LLC
4.375% due 02/15/2027		200	191

LifePoint Health, Inc.
9.875% due 08/15/2030 (j)		400	427
11.000% due 10/15/2030 (j)		1,400	1,544

Market Bidco Finco PLC
4.750% due 11/04/2027	EUR	400	407

Miter Brands Acquisition Holdco, Inc.
6.750% due 04/01/2032		$100	101

New Albertsons LP
6.570% due 02/23/2028		2,800	2,760

Newfold Digital Holdings Group, Inc.
6.000% due 02/15/2029		500	361
11.750% due 10/15/2028 (j)		300	311

Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (j)		5,300	4,926

Olympus Water U.S. Holding Corp.
5.375% due 10/01/2029	EUR	1,400	1,362

Petroleos Mexicanos
6.700% due 02/16/2032 (j)		$830	695
6.840% due 01/23/2030 (j)		400	352
8.750% due 06/02/2029 (j)		765	752

Topaz Solar Farms LLC
4.875% due 09/30/2039 (j)		837	749
5.750% due 09/30/2039 (j)		4,045	3,917

Transocean, Inc.
8.250% due 05/15/2029 (j)		1,500	1,505

U.S. Renal Care, Inc.
10.625% due 06/28/2028		843	740

Valaris Ltd.
8.375% due 04/30/2030 (j)		356	369

Vale SA
0.000% due 12/29/2049 ~(h)	BRL	60,000	3,709

Venture Global LNG, Inc.
9.500% due 02/01/2029 (j)		$800	877
9.875% due 02/01/2032 (j)		1,200	1,307

Veritas U.S., Inc.
7.500% due 09/01/2025 (j)		1,110	961

Viridien
7.750% due 04/01/2027	EUR	2,900	2,998
8.750% due 04/01/2027 (j)		$1,944	1,855

Vital Energy, Inc.
7.875% due 04/15/2032 (j)		100	102

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 ^«(c)(d)		13,761	12,523

Windstream Escrow LLC
7.750% due 08/15/2028 (j)		4,700	4,433

Yinson Boronia Production BV
8.947% due 07/31/2042		800	808

			77,208

UTILITIES 4.3%

FORESEA Holding SA
7.500% due 06/15/2030		467	435

NGD Holdings BV
6.750% due 12/31/2026		165	117

Northwestern Bell Telephone
7.750% due 05/01/2030		7,000	3,014

Oi SA
10.000% due 07/27/2025 ^(d)		13,514	134

Pacific Gas & Electric Co.
4.000% due 12/01/2046 (j)		1,004	723
4.200% due 03/01/2029 (j)		900	852
4.450% due 04/15/2042 (j)		322	256
4.750% due 02/15/2044 (j)		1,826	1,496
4.950% due 07/01/2050 (j)		2,172	1,796

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Peru LNG SRL
5.375% due 03/22/2030 (j)	$4,800	$4,146

Vistra Operations Co. LLC
6.950% due 10/15/2033 (j)	800	857

		13,826

Total Corporate Bonds & Notes (Cost $139,522)		118,146

CONVERTIBLE BONDS & NOTES 0.3%

INDUSTRIALS 0.3%

DISH Network Corp.
3.375% due 08/15/2026	1,600	1,000

Total Convertible Bonds & Notes (Cost $1,600)		1,000

MUNICIPAL BONDS & NOTES 2.7%

MICHIGAN 0.3%

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044	1,300	1,024

PUERTO RICO 1.8%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	295	181
0.000% due 11/01/2051	9,187	5,448

		5,629

WEST VIRGINIA 0.6%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (f)	21,900	2,012

Total Municipal Bonds & Notes (Cost $7,963)		8,665

U.S. GOVERNMENT AGENCIES 1.5%

Fannie Mae
0.000% due 12/25/2040 •(j)	123	111
0.600% due 02/25/2049 •(a)	211	21
3.500% due 12/25/2032 - 12/25/2049 (a)	386	63
3.500% due 03/25/2042 (a)(j)	793	62
4.000% due 11/25/2042 (a)(j)	590	68

Freddie Mac
0.000% due 11/15/2040 •(j)	105	82
0.700% due 11/25/2055 ~(a)	15,823	906
3.000% due 11/15/2033 (a)	743	36
5.992% due 11/25/2055 «~	3,755	2,314
13.000% due 12/25/2027 •	1,211	1,276

Total U.S. Government Agencies (Cost $5,476)		4,939

NON-AGENCY MORTGAGE-BACKED SECURITIES 11.1%

Atrium Hotel Portfolio Trust
7.056% due 06/15/2035 •	1,200	1,192

Banc of America Funding Trust
6.000% due 08/25/2036 «	317	269

BCAP LLC Trust
3.946% due 03/27/2036 ~	576	392
4.510% due 03/26/2037 þ	295	409

Bear Stearns ALT-A Trust
4.321% due 09/25/2047 ~	1,679	811
4.652% due 11/25/2036 ~	133	68
4.814% due 09/25/2035 ~	103	53
5.780% due 06/25/2046 •	740	640

Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 «þ	14	14

CALI Mortgage Trust
3.957% due 03/10/2039 (j)	1,600	1,412

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CD Mortgage Trust
5.688% due 10/15/2048		$141	$129

Chase Mortgage Finance Trust
4.860% due 12/25/2035 «~		1	1
6.000% due 02/25/2037		297	111
6.000% due 07/25/2037		203	89
6.250% due 10/25/2036		525	193

Citicorp Mortgage Securities Trust
5.500% due 04/25/2037 «		4	4

Colony Mortgage Capital Ltd.
7.468% due 11/15/2038 •		1,100	1,045
8.164% due 11/15/2038 •		1,600	1,395

Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036		685	375
6.000% due 08/25/2037 ~		339	178

Countrywide Alternative Loan Trust
5.500% due 03/25/2035		97	41
5.500% due 12/25/2035		847	448
5.750% due 01/25/2035		52	50
5.770% due 04/25/2036 ~		128	110
5.810% due 05/25/2037 •		116	37
6.000% due 02/25/2035		104	83
6.000% due 08/25/2036 •		118	67
6.000% due 12/25/2036		1,326	394
6.000% due 04/25/2037		351	163
6.250% due 11/25/2036		194	143
6.250% due 12/25/2036 •		614	254
6.500% due 08/25/2036		184	56

Countrywide Home Loan Mortgage Pass-Through Trust
5.069% due 02/20/2035 «~		1	1
5.500% due 10/25/2035		149	83
6.250% due 09/25/2036		157	59

Credit Suisse Mortgage Capital Mortgage-Backed Trust
3.904% due 11/10/2032 ~		1,000	247
9.794% due 07/15/2032 •		3,147	3,075

Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
7.410% due 06/25/2034 •		2,030	1,972

Eurosail PLC
9.353% due 06/13/2045 •	GBP	239	253

Freddie Mac
13.135% due 11/25/2041 •		$1,900	2,061

GS Mortgage Securities Corp. Trust
8.729% due 08/15/2039 •(j)		550	551

GSR Mortgage Loan Trust
6.000% due 02/25/2036		1,010	404

HarborView Mortgage Loan Trust
5.111% due 07/19/2035 ~		12	9
6.173% due 01/19/2035 «•		17	14

Hilton USA Trust
2.828% due 11/05/2035 (j)		400	349

IndyMac IMSC Mortgage Loan Trust
6.500% due 07/25/2037		1,634	483

JP Morgan Alternative Loan Trust
4.115% due 03/25/2037 ~		322	291
4.733% due 03/25/2036 ~		332	232

JP Morgan Chase Commercial Mortgage Securities Trust
6.817% due 07/05/2033 •(j)		1,182	1,047
6.976% due 11/15/2035 •		1,300	1,091
7.326% due 11/15/2035 •		600	456
7.676% due 02/15/2035 •		848	824
9.626% due 02/15/2035 •		1,951	1,891

JP Morgan Mortgage Trust
5.360% due 02/25/2036 ~		74	49
5.483% due 01/25/2037 ~		69	58

Lehman XS Trust
5.900% due 06/25/2047 •		373	366

Merrill Lynch Mortgage Investors Trust
4.303% due 03/25/2036 ~		441	213

Morgan Stanley Bank of America Merrill Lynch Trust
3.708% due 05/15/2046 ~		321	294

Morgan Stanley Capital Trust
9.976% due 11/15/2034 •		1,200	1,185

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2024	71

Schedule of Investments	PIMCO Income Strategy Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Mortgage Loan Trust
5.962% due 06/25/2036 ~		$2,040	$574

Residential Asset Securitization Trust
5.750% due 02/25/2036		372	132
6.000% due 07/25/2037		1,785	660
6.250% due 09/25/2037		1,159	464

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 09/25/2036 «		42	31
6.000% due 06/25/2037		550	413

Seasoned Credit Risk Transfer Trust
3.807% due 05/25/2057 ~		279	112

Structured Adjustable Rate Mortgage Loan Trust
4.736% due 01/25/2036 ~		401	203
5.527% due 11/25/2036 ~		328	262

SunTrust Adjustable Rate Mortgage Loan Trust
5.607% due 02/25/2037 ~		31	25
5.940% due 04/25/2037 ~		177	100

Verus Securitization Trust
7.842% due 06/25/2069 ~		500	481

WaMu Mortgage Pass-Through Certificates Trust
3.905% due 10/25/2036 ~		155	130
4.171% due 02/25/2037 ~		118	97
4.262% due 12/25/2046 •		150	128
6.360% due 10/25/2045 •		1,546	1,274

Wells Fargo Mortgage-Backed Securities Trust
6.000% due 06/25/2037		13	12

WSTN Trust
7.958% due 07/05/2037 ~(j)		800	792
8.748% due 07/05/2037 ~		800	794
10.174% due 07/05/2037 ~		600	592

Total Non-Agency Mortgage-Backed Securities (Cost $38,819)			35,460

ASSET-BACKED SECURITIES 6.7%

ABFC Trust
5.760% due 10/25/2036 •		450	455

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,750	607

Apidos CLO
0.000% due 01/20/2031 ~		$2,200	837

Argent Securities Trust
5.840% due 03/25/2036 •		5,758	3,103

Avoca CLO DAC
0.000% due 07/15/2032 ~	EUR	1,070	881

Bear Stearns Asset-Backed Securities Trust
6.500% due 10/25/2036		$213	85

Belle Haven ABS CDO Ltd.
5.818% due 07/05/2046 •		85,896	185

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		1,200	235
0.000% due 10/22/2031 ~		1,000	178

Citigroup Mortgage Loan Trust
5.760% due 12/25/2036 •		2,587	1,028

College Avenue Student Loans LLC
0.000% due 06/25/2054 «(f)		5	2,127
6.610% due 06/25/2054		626	620
8.660% due 06/25/2054		902	882

Dryden CLO Ltd.
0.000% due 07/17/2031 ~		5,689	1,586

Marlette Funding Trust
0.000% due 07/16/2029 «(f)		6	34
0.000% due 03/15/2030 «(f)		3	90

Merrill Lynch Mortgage Investors Trust
5.780% due 04/25/2037 •		174	86

Morgan Stanley Mortgage Loan Trust
5.700% due 04/25/2037 •		2,427	643
6.250% due 02/25/2037 ~		189	103

Ownit Mortgage Loan Trust
5.955% due 03/25/2037 •		2,306	2,219

Residential Asset Mortgage Products Trust
6.020% due 09/25/2036 •		89	81

Securitized Asset-Backed Receivables LLC Trust
5.740% due 05/25/2036 •		3,792	1,968

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(f)		$1	$589

SLM Student Loan Trust
0.000% due 01/25/2042 «(f)		2	429

SoFi Professional Loan Program LLC
0.000% due 09/25/2040 «(f)		846	83

Taberna Preferred Funding Ltd.
5.969% due 08/05/2036 •		2,420	2,178

Total Asset-Backed Securities (Cost $40,584)			21,312

SOVEREIGN ISSUES 3.2%

Argentina Government International Bond
0.750% due 07/09/2030 þ		1,735	952
1.000% due 07/09/2029		366	211
3.500% due 07/09/2041 þ		2,872	1,131
3.625% due 07/09/2035 þ		1,948	822
3.625% due 07/09/2046 þ		115	50
4.250% due 01/09/2038 þ		6,188	2,853

Dominican Republic Central Bank Notes
13.000% due 12/05/2025	DOP	73,000	1,260
13.000% due 01/30/2026		58,500	1,012

Ghana Government International Bond
6.375% due 02/11/2027 ^(d)		$300	153
7.875% due 02/11/2035 ^(d)		400	206
8.750% due 03/11/2061 ^(d)		200	103

Peru Government International Bond
6.900% due 08/12/2037	PEN	900	225
6.950% due 08/12/2031		200	53

Romania Government International Bond
5.375% due 03/22/2031	EUR	190	202
5.500% due 09/18/2028		500	550
6.375% due 09/18/2033		500	558

Venezuela Government International Bond
8.250% due 10/13/2024 ^(d)		$12	2
9.250% due 09/15/2027 ^(d)		151	29

Total Sovereign Issues (Cost $11,919)			10,372

		SHARES
COMMON STOCKS 10.4%

COMMUNICATION SERVICES 0.2%

Clear Channel Outdoor Holdings, Inc. (e)		261,329	368

iHeartMedia, Inc. ‘A’ (e)		62,317	68

iHeartMedia, Inc. ‘B’ «(e)		48,387	47

Promotora de Informaciones SA ‘A’ (e)		130,203	52

			535

CONSUMER STAPLES 0.0%

Steinhoff International Holdings NV «(e)(i)		12,793,342	0

ENERGY 0.0%

Axis Energy Services ‘A’ «(i)		1,253	37

FINANCIALS 2.1%

Banca Monte dei Paschi di Siena SpA		523,500	2,459

Intelsat Emergence SA «(i)		113,713	4,229

			6,688

HEALTH CARE 4.3%

Amsurg Equity «(e)(i)		275,005	13,614

INDUSTRIALS 2.4%

Drillco Holding Lux SA «(e)(i)		26,444	618

	SHARES	MARKET VALUE (000S)

Forsea Holding SA «(e)	10,980	$257

Neiman Marcus Group Ltd. LLC «(e)(i)	39,846	5,384

Syniverse Holdings, Inc. «(i)	1,307,224	1,250

Voyager Aviation Holdings LLC (e)	538	0

Westmoreland Mining Holdings «(e)(i)	25,226	50

Westmoreland Mining LLC «(e)(i)	25,448	114

		7,673

UTILITIES 1.4%

West Marine «(e)(i)	1,500	9

Windstream Units «(e)	272,031	4,554

		4,563

Total Common Stocks (Cost $30,636)		33,110

WARRANTS 0.0%

FINANCIALS 0.0%

Intelsat Emergence SA - Exp. 02/17/2027 «	277	1

UTILITIES 0.0%

West Marine - Exp. 09/08/2028	195	0

Total Warrants (Cost $2,268)		1

PREFERRED SECURITIES 0.5%

BANKING & FINANCE 0.5%

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(h)	35,000	32

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(h)(j)	1,246,400	1,450

SVB Financial Group
4.000% due 05/15/2026 ^(d)(h)	100,000	1
4.250% due 11/15/2026 ^(d)(h)	100,000	0
4.700% due 11/15/2031 ^(d)(h)	140,000	1

		1,484

INDUSTRIALS 0.0%

Voyager Aviation Holdings LLC
9.500% «	3,228	0

Total Preferred Securities (Cost $2,766)		1,484

REAL ESTATE INVESTMENT TRUSTS 0.5%

REAL ESTATE 0.5%

Uniti Group, Inc.	98,821	289

VICI Properties, Inc.	45,844	1,313

Total Real Estate Investment Trusts (Cost $933)		1,602

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.1%

U.S. TREASURY BILLS 0.1%
5.380% due 08/08/2024 (f)(g)	$275	274

Total Short-Term Instruments (Cost $273)		274

Total Investments in Securities (Cost $396,151)		343,073

72	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2024

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 9.8%

SHORT-TERM INSTRUMENTS 9.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.8%

PIMCO Short-Term Floating NAV Portfolio III	3,227,664	$31,402

Total Short-Term Instruments (Cost $31,389)		31,402

Total Investments in Affiliates (Cost $31,389)		31,402

Total Investments 117.2% (Cost $427,540)		$374,475

MARKET VALUE (000S)
Auction-Rate Preferred Shares (0.3)%	$(925)

Financial Derivative Instruments (k)(l) 0.2% (Cost or Premiums, net $(2,433))	651

Other Assets and Liabilities, net (17.1)%	(54,816)

Net Assets Applicable to Common Shareholders 100.0%	$319,385

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ
All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~
Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•
Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Zero coupon security.
(g)	Coupon represents a yield to maturity.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(i) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Amsurg Equity	11/02/2023 - 11/06/2023	$11,491	$13,614	4.26%
Axis Energy Services ‘A’	07/01/2021	18	37	0.01
Drillco Holding Lux SA	06/08/2023	529	618	0.19
Intelsat Emergence SA	06/19/2017 - 02/23/2024	7,942	4,229	1.32
Neiman Marcus Group Ltd. LLC	09/25/2020	1,306	5,384	1.69
Steinhoff International Holdings NV	06/30/2023 - 10/30/2023	0	0	0.00
Syniverse Holdings, Inc.	05/12/2022 - 05/31/2024	1,287	1,250	0.39
West Marine	09/12/2023	22	9	0.00
Westmoreland Mining Holdings	12/08/2014 - 10/19/2016	727	50	0.02
Westmoreland Mining LLC	06/30/2023	169	114	0.04

		$23,491	$25,305	7.92%

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2024	73

Schedule of Investments	PIMCO Income Strategy Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (1)	Settlement Date	Maturity Date		Amount Borrowed (1)		Payable for Reverse Repurchase Agreements
BMO	5.690%	06/21/2024	08/20/2024			$(391)	$(391)
BOS	5.762	04/08/2024	07/08/2024			(663)	(672)
	5.940	06/03/2024	08/05/2024			(6,037)	(6,065)
BPS	4.070	06/12/2024	TBD	(2)	EUR	(1,080)	(1,159)
	4.140	09/15/2023	TBD	(2)		(742)	(823)
	5.900	04/08/2024	07/08/2024			$(4,698)	(4,762)
	5.920	05/20/2024	08/20/2024			(1,226)	(1,234)
BYR	5.890	05/20/2024	08/19/2024			(724)	(729)
CDC	5.730	05/29/2024	07/23/2024			(152)	(153)
	5.760	04/19/2024	08/19/2024			(266)	(269)
	5.870	04/02/2024	07/01/2024			(2,913)	(2,955)
	5.890	07/01/2024	10/01/2024			(2,920)	(2,920)
	5.910	06/14/2024	10/11/2024			(8,560)	(8,584)
	5.910	06/21/2024	10/21/2024			(640)	(641)
	5.990	03/28/2024	07/26/2024			(586)	(596)
	5.990	05/31/2024	07/26/2024			(87)	(88)
DEU	5.830	06/04/2024	09/04/2024			(993)	(998)
	5.840	06/12/2024	09/12/2024			(1,772)	(1,777)
IND	5.780	06/06/2024	12/06/2024			(733)	(736)
	5.860	06/26/2024	09/26/2024			(3,425)	(3,428)
	5.980	06/26/2024	09/25/2024			(486)	(487)
	6.000	06/26/2024	09/25/2024			(901)	(901)
	6.030	05/07/2024	08/07/2024			(1,128)	(1,138)
	6.040	06/26/2024	09/25/2024			(640)	(640)
MSB	6.140	04/29/2024	10/28/2024			(271)	(274)
RCY	5.830	06/14/2024	07/12/2024			(273)	(273)
RTA	5.940	06/20/2024	09/20/2024			(1,295)	(1,298)
SOG	5.600	06/17/2024	07/17/2024			(738)	(739)
	5.600	06/20/2024	07/24/2024			(193)	(193)
	5.600	06/24/2024	07/24/2024			(298)	(299)
	5.680	06/17/2024	07/17/2024			(268)	(269)
	5.680	06/24/2024	07/24/2024			(3,480)	(3,484)
	5.710	04/10/2024	07/09/2024			(180)	(183)
	5.710	04/12/2024	07/11/2024			(2,081)	(2,108)
	5.730	05/10/2024	07/29/2024			(86)	(87)
	5.750	05/13/2024	07/15/2024			(2,178)	(2,195)
	5.820	04/10/2024	07/09/2024			(872)	(883)
	5.820	04/11/2024	07/10/2024			(303)	(307)
TDM	5.700	06/21/2024	09/19/2024			(5,045)	(5,053)
UBS	5.850	05/24/2024	08/23/2024			(3,404)	(3,425)

Total Reverse Repurchase Agreements							$(63,216)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (3)
Global/Master Repurchase Agreement
BMO	$0	$(391)	$0	$(391)	$405	$14
BOS	0	(6,737)	0	(6,737)	8,107	1,370
BPS	0	(7,978)	0	(7,978)	9,386	1,408
BYR	0	(729)	0	(729)	901	172
CDC	0	(16,206)	0	(16,206)	15,243	(963)
DEU	0	(2,775)	0	(2,775)	2,860	85
IND	0	(7,330)	0	(7,330)	8,587	1,257
MSB	0	(274)	0	(274)	349	75
RCY	0	(273)	0	(273)	323	50
RTA	0	(1,298)	0	(1,298)	1,493	195
SOG	0	(10,747)	0	(10,747)	12,181	1,434
TDM	0	(5,053)	0	(5,053)	5,075	22
UBS	0	(3,425)	0	(3,425)	4,019	594

Total Borrowings and Other Financing Transactions	$0	$(63,216)	$0

74	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2024

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$(2,955)	$(17,018)	$(24,667)	$(10,784)	$(55,424)
U.S. Government Agencies	0	(273)	0	0	(273)
Non-Agency Mortgage-Backed Securities	0	0	(3,166)	(274)	(3,440)
Preferred Securities	0	0	0	(1,159)	(1,159)

Total Borrowings	$(2,955)	$(17,291)	$(27,833)	$(12,217)	$(60,296)

Payable for reverse repurchase agreements (4)					$(60,296)

(j)	Securities with an aggregate market value of $68,929 have been pledged as collateral under the terms of the above master agreements as of June 30, 2024.

(1)
The average amount of borrowings outstanding during the period ended June 30, 2024 was $(61,649) at a weighted average interest rate of 5.728%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(2,920) is outstanding at period end.

(k) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION
(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2024 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value (4)	Variation Margin
										Asset	Liability
Jaguar Land Rover Automotive	5.000%	Quarterly	06/20/2026	0.745%	EUR	200	$14	$4	$18	$0	$0
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	1.15		1,986	76	122	198	0	(1)

							$90	$126	$216	$0	$(1)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay (5)	1-Day GBP-SONIO Compounded-OIS	4.000%	Annual	09/18/2029	GBP	19,100	$346	$(252)	$94	$0	$(25)
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032		7,300	709	1,604	2,313	25	0
Receive	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033		3,700	412	267	679	13	0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		300	(1)	219	218	2	0
Receive	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024		$12,700	(1)	376	375	3	0
Receive	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025		6,400	1	192	193	2	0
Pay	1-Day USD-SOFR Compounded-OIS	5.250	Annual	06/17/2025		56,000	134	(40)	94	3	0
Receive	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		1,000	0	51	51	0	0
Pay	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	06/15/2026		15,300	249	(1,014)	(765)	0	(4)
Receive	1-Day USD-SOFR Compounded-OIS	1.350	Semi-Annual	01/20/2027		4,900	(1)	418	417	3	0
Pay	1-Day USD-SOFR Compounded-OIS	1.550	Semi-Annual	01/20/2027		21,600	(51)	(1,665)	(1,716)	0	(13)
Receive	1-Day USD-SOFR Compounded-OIS	1.360	Semi-Annual	02/15/2027		2,730	(1)	230	229	2	0
Pay	1-Day USD-SOFR Compounded-OIS	1.600	Semi-Annual	02/15/2027		10,900	(27)	(813)	(840)	0	(7)
Receive	1-Day USD-SOFR Compounded-OIS	1.450	Semi-Annual	02/17/2027		4,500	(1)	367	366	3	0
Pay	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	02/17/2027		18,000	(48)	(1,289)	(1,337)	0	(11)
Pay	1-Day USD-SOFR Compounded-OIS	2.500	Semi-Annual	12/20/2027		28,100	106	(1,945)	(1,839)	0	(29)
Receive	1-Day USD-SOFR Compounded-OIS	1.420	Semi-Annual	08/17/2028		15,100	(3)	1,735	1,732	22	0
Receive	1-Day USD-SOFR Compounded-OIS	1.380	Semi-Annual	08/24/2028		16,100	(4)	1,869	1,865	23	0
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	06/19/2029		49,900	1,404	(4,452)	(3,048)	0	(97)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		14,500	(274)	491	217	27	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029		61,800	(6,367)	(909)	(7,276)	0	(150)
Receive	1-Day USD-SOFR Compounded-OIS	1.160	Semi-Annual	04/12/2031		1,400	0	270	270	5	0
Pay	1-Day USD-SOFR Compounded-OIS	1.380	Semi-Annual	04/12/2031		7,000	(14)	(1,242)	(1,256)	0	(24)
Receive	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031		36,300	2,460	5,275	7,735	135	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	12/15/2031		20,100	(281)	3,527	3,246	82	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032		12,500	(1,710)	(271)	(1,981)	0	(60)
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		19,000	172	(1,052)	(880)	0	(109)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2024	75

Schedule of Investments	PIMCO Income Strategy Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	4.500%	Annual	06/19/2044		$75,300	$(212)	$6,539	$6,327	$0	$(615)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	01/15/2050		3,200	(22)	1,110	1,088	41	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/22/2050		8,400	(21)	3,218	3,197	105	0
Receive	1-Day USD-SOFR Compounded-OIS	1.875	Semi-Annual	02/07/2050		8,800	(34)	3,190	3,156	112	0
Receive	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	03/12/2050		1,700	(5)	505	500	23	0
Receive	1-Day USD-SOFR Compounded-OIS	1.150	Semi-Annual	12/11/2050		91,100	18	43,561	43,579	663	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	3,900	97	(126)	(29)	0	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	3,400	62	550	612	4	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		3,600	326	429	755	6	0
Receive (5)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		9,900	139	488	627	0	(8)

							$(2,443)	$61,411	$58,968	$1,304	$(1,152)

Total Swap Agreements							$(2,353)	$61,537	$59,184	$1,304	$(1,153)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$1,304	$1,304	$0	$0	$(1,153)	$(1,153)

Cash of $9,717 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2024	EUR	29,257		$31,764	$432	$0

BPS	07/2024	CAD	1,482		1,086	2	0

CBK	07/2024	GBP	807		1,027	6	0
	08/2024		$469	EUR	437	0	0
	09/2024	PEN	611		$164	5	0

DUB	08/2024		$186	BRL	989	0	(10)

GLM	07/2024	DOP	45,529		$775	5	0
	08/2024		75,902		1,276	0	(4)

JPM	09/2024		$122	MXN	2,205	0	(3)

MBC	07/2024		1,083	CAD	1,483	1	0
	07/2024		1,021	GBP	807	0	(1)
	08/2024	CAD	1,482		$1,083	0	(1)
	08/2024	GBP	807		1,021	1	0

76	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2024

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
SCX	07/2024		$31,346	EUR	29,257	$0	$(13)
	08/2024	EUR	29,257		$31,392	14	0

Total Forward Foreign Currency Contracts						$466	$(32)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION
(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2024 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
										Asset	Liability
DUB	Eskom «	4.650%	Quarterly	06/30/2029	0.066%		$1,500	$0	$116	$116	$0

JPM	Banca Monte Dei Paschi Di	5.000	Quarterly	06/20/2025	0.745	EUR	100	(2)	6	4	0

MYC	Petroleos Mexicanos	1.000	Quarterly	12/20/2028	4.712		$400	(78)	24	0	(54)

Total Swap Agreements								$(80)	$146	$120	$(54)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (5)
BOA	$432	$0	$0	$432	$0	$0	$0	$0	$432	$(300)	$132
BPS	2	0	0	2	0	0	0	0	2	0	2
CBK	11	0	0	11	0	0	0	0	11	0	11
DUB	0	0	116	116	(10)	0	0	(10)	106	(290)	(184)
GLM	5	0	0	5	(4)	0	0	(4)	1	0	1
JPM	0	0	4	4	(3)	0	0	(3)	1	0	1
MBC	2	0	0	2	(2)	0	0	(2)	0	0	0
MYC	0	0	0	0	0	0	(54)	(54)	(54)	0	(54)
SCX	14	0	0	14	(13)	0	0	(13)	1	0	1

Total Over the Counter	$466	$0	$120	$586	$(32)	$0	$(54)	$(86)

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2024	77

Schedule of Investments	PIMCO Income Strategy Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1,304	$1,304

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$466	$0	$466
Swap Agreements	0	120	0	0	0	120

	$0	$120	$0	$466	$0	$586

	$0	$120	$0	$466	$1,304	$1,890

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$1	$0	$0	$1,152	$1,153

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$32	$0	$32
Swap Agreements	0	54	0	0	0	54

	$0	$54	$0	$32	$0	$86

	$0	$55	$0	$32	$1,152	$1,239

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$120	$0	$0	$(14,229)	$(14,109)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$399	$0	$399
Swap Agreements	0	79	0	0	0	79

	$0	$79	$0	$399	$0	$478

	$0	$199	$0	$399	$(14,229)	$(13,631)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$221	$0	$0	$14,753	$14,974

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,435	$0	$1,435
Swap Agreements	0	76	0	0	0	76

	$0	$76	$0	$1,435	$0	$1,511

	$0	$297	$0	$1,435	$14,753	$16,485

78	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2024

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of June 30, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2024
Investments in Securities, at Value
Loan Participations and Assignments	$0	$85,702	$21,006	$106,708
Corporate Bonds & Notes
Banking & Finance	0	23,341	3,771	27,112
Industrials	0	64,685	12,523	77,208
Utilities	0	13,826	0	13,826
Convertible Bonds & Notes
Industrials	0	1,000	0	1,000
Municipal Bonds & Notes
Michigan	0	1,024	0	1,024
Puerto Rico	0	5,629	0	5,629
West Virginia	0	2,012	0	2,012
U.S. Government Agencies	0	2,625	2,314	4,939
Non-Agency Mortgage-Backed Securities	0	35,126	334	35,460
Asset-Backed Securities	0	17,960	3,352	21,312
Sovereign Issues	0	10,372	0	10,372
Common Stocks
Communication Services	488	0	47	535
Energy	0	0	37	37
Financials	2,459	0	4,229	6,688
Health Care	0	0	13,614	13,614
Industrials	0	0	7,673	7,673
Utilities	0	0	4,563	4,563
Warrants
Financials	0	0	1	1
Preferred Securities
Banking & Finance	0	1,484	0	1,484
Real Estate Investment Trusts
Real Estate	1,602	0	0	1,602

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2024
Short-Term Instruments
U.S. Treasury Bills	0	274	0	274

	$4,549	$265,060	$73,464	$343,073

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$31,402	$0	$0	$31,402

Total Investments	$35,951	$265,060	$73,464	$374,475

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,304	0	1,304
Over the counter	0	470	116	586

	$0	$1,774	$116	$1,890

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,153)	0	(1,153)
Over the counter	0	(86)	0	(86)

	$0	$(1,239)	$0	$(1,239)

Total Financial Derivative Instruments	$0	$535	$116	$651

Totals	$35,951	$265,595	$73,580	$375,126

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2024:

Category and Subcategory	Beginning Balance at 06/30/2023	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2024	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2024 (2)
Investments in Securities, at Value
Loan Participations and Assignments	$33,820	$14,730	$(18,988)	$1,094	$(2,898)	$1,494	$83	$(8,329)	$21,006	$526
Corporate Bonds & Notes
Banking & Finance	412	3,483	0	4	0	73	234	(435)	3,771	53
Industrials	0	0	0	0	0	0	12,523	0	12,523	0
U.S. Government Agencies	2,203	0	(64)	10	21	144	0	0	2,314	138
Non-Agency Mortgage-Backed Securities	55	0	(6)	0	0	0	285	0	334	(1)
Asset-Backed Securities	1,990	2,126	0	14	0	(778)	0	0	3,352	(778)
Common Stocks
Communication Services	158	0	0	0	0	(111)	0	0	47	(111)
Energy	38	0	0	0	0	(1)	0	0	37	(1)
Financials	2,610	0	0	0	0	1,619	0	0	4,229	1,614
Health Care	0	11,491	0	0	0	2,123	0	0	13,614	2,123
Industrials	8,322	149	0	0	0	(798)	0	0	7,673	(596)
Utilities (3)	4,165	22	0	0	0	376	0	0	4,563	376
Rights
Financials	57	0	(110)	0	110	(57)	0	0	0	0
Warrants
Financials	86	0	(113)	0	113	(85)	0	0	1	0
Preferred Securities
Industrials	778	0	0	0	0	(778)	0	0	0	0

	$54,694	$32,001	$(19,281)	$1,122	$(2,654)	$3,221	$13,125	$(8,764)	$73,464	$3,343

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2024	79

Schedule of Investments	PIMCO Income Strategy Fund	(Cont.)	June 30, 2024

Category and Subcategory	Beginning Balance at 06/30/2023	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2024	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2024 (2)
Financial Derivative Instruments - Assets
Over the counter	$65	$0	$0	$0	$0	$51	$0	$0	$116	$51

Totals	$54,759	$32,001	$(19,281)	$1,122	$(2,654)	$3,272	$13,125	$(8,764)	$73,580	$3,394

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2024	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments	$7,197	Comparable Companies	EBITDA Multiple	X	13.500	—
	6,630	Discounted Cash Flow	Discount Rate		9.860-26.500	19.240
	83	Other Valuation Techniques (4)	—		—	—
	766	Proxy Pricing	Base Price		97.000	—
	3,200	Recent Transaction	Purchase Price		100.000	—
	3,130	Third-Party Vendor	Broker Quote		100.000	—
Corporate Bonds & Notes
Banking & Finance	234	Expected Recovery	Recovery Rate		11.374	—
	3,537	Proxy Pricing	Base Price		102.293	—
Industrials	12,523	Third Party Vendor	Broker Quote		91.000	—
U.S. Government Agencies	2,314	Discounted Cash Flow	Discount Rate		12.149	—
Non-Agency Mortgage-Backed Securities	334	Fair Valuation of Odd Lot Positions	Adjustment Factor		2.500	—
Asset-Backed Securities	1,225	Discounted Cash Flow	Discount Rate		12.000-20.000	18.725
	2,127	Proxy Pricing	Base Price		42,417.783	—
Common Stocks
Communication Services	47	Reference Instrument	Stock Price w/ Liquidity Discount		10.000	—
Energy	37	Comparable Companies	EBITDA Multiple	X	4.300	—
Financials	4,229	Comparable Companies	EBITDA Multiple	X	4.240	—
Health Care	13,614	Comparable Companies	EBITDA Multiple	X	13.500	—
Industrials	5,384	Comparable Companies / Discounted Cash Flow	Revenue Multiple/ EBITDA Multiple/ Discount Rate	X/X/%	0.510/6.470/10.000	—
	1,249	Discounted Cash Flow	Discount Rate		13.740	—
	1,040	Indicative Market Quotation	Broker Quote		$2.000-23.375	19.238
Utilities	4,554	Comparable Companies	EBITDA Multiple	X	3.920	—
	9	Discounted Cash Flow/ Comparable Companies	Discount Rate/ Revenue Multiple	%/X	20.750/0.500	—
Warrants
Financials	1	Option Pricing Model	Volatility		32.500	—

Financial Derivative Instruments - Assets
Over the counter	116	Indicative Market Quotation	Broker Quote		6.553	—

Total	$73,580

(1)
Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)
Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2024 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Security type updated from Warrants to Common Stocks and sector type updated from Information Technology to Utilities since prior fiscal year end.
(4)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

80	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Income Strategy Fund II	June 30, 2024

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 107.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 33.8%

AI Silk Midco Ltd.
8.785% (EURO03M + 5.000%) due 03/04/2031 ~	EUR	800	$850

Altice France SA
9.406% (EURO03M + 5.500%) due 08/15/2028 ~		100	80
10.829% due 08/15/2028		$700	516

AP Core Holdings LLC
10.958% due 09/01/2027		14,349	12,586

AVSC Holding Corp. (8.944% Cash and 0.250% PIK)
9.194% due 03/03/2025 (b)		4,939	4,915

BDO U.S.A. PC
11.344% due 08/31/2028 «		2,521	2,546

Cohesity
TBD% due 03/08/2031 «µ		772	772
TBD% due 03/08/2031 «		7,300	7,300

CoreWeave Compute Acquisition Co. LLC
TBD% - 11.335% due 05/16/2029 «µ		9,100	9,100

Diamond Sports Group LLC
TBD% - 15.429% due 05/25/2026		7,988	7,533

DirecTV Financing LLC
10.458% due 08/02/2027		13	13

Envision Healthcare Corp.
11.186% due 11/03/2028 «		735	735
14.311% due 07/20/2026 «		12,625	12,626

Finastra U.S.A., Inc.
0.500% - 12.581% due 09/13/2029 «µ		103	103
0.500% - 12.581% due 09/13/2029 «		994	1,001

Forward Air Corp.
9.830% due 12/19/2030		1,800	1,683

Gateway Casinos & Entertainment Ltd.
13.278% due 10/18/2027	CAD	3,811	2,824
13.473% due 10/15/2027		$6,649	6,739

iHeartCommunications, Inc.
8.708% due 05/01/2026		550	425

Ivanti Software, Inc.
9.814% due 12/01/2027		9,128	7,284

J & J Ventures Gaming LLC
TBD% due 04/26/2028 «		1,070	1,038

Lealand Finance Co. BV
8.458% due 06/30/2027		88	46

Lealand Finance Co. BV (6.444 Cash and 3.000% PIK)
9.444% due 12/31/2027 (b)		881	419

LifePoint Health, Inc.
9.329% due 05/17/2031		2,000	2,005

Magenta Buyer LLC
10.591% due 07/27/2028		992	556

Modena Buyer LLC
TBD% due 04/18/2031		2,600	2,541

MPH Acquisition Holdings LLC
9.859% due 09/01/2028		9,547	7,972

Obol France 3 SAS
8.580% (EURO06M + 4.750%) due 12/31/2025 ~	EUR	5,900	6,032

Oi SA
TBD% - 15.500% (PRIME + 7.000%) due 12/15/2024 ~		$1,269	1,262
1.750% (LIBOR03M + 1.750%) due 02/26/2035 «~		4,206	42
12.500% due 09/07/2024		9,055	9,009

Poseidon Bidco SASU
8.722% (EURO03M + 5.000%) due 03/13/2030 ~	EUR	2,700	2,726

Promotora de Informaciones SA
9.115% (EURO03M + 5.220%) due 12/31/2026 ~		16,446	17,569

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Promotora de Informaciones SA (6.865% Cash and 5.000% PIK)
11.865% (EURO03M + 2.970%) due 06/30/2027 ~(b)	EUR	314	$323

SCUR-Alpha 1503 GmbH
9.365% (EURO03M + 5.500%) due 03/29/2030 ~		2,100	2,164
10.830% due 03/29/2030		$3,259	3,089

Steenbok Lux Finco 2 SARL
10.000% due 06/30/2026	EUR	22,485	9,817

Syniverse Holdings, Inc.
12.335% due 05/13/2027		$17,596	17,244

Telemar Norte Leste SA
1.750% (LIBOR06M + 1.750%) due 02/26/2035 «~		12,167	120
1.750% due 02/26/2035 «		214	2

U.S. Renal Care, Inc.
10.458% due 06/20/2028		18,148	15,934

Veritas U.S., Inc.
10.458% due 09/01/2025		10,585	9,250

Wesco Aircraft Holdings, Inc.
TBD% - 13.928% due 07/15/2024 «		6,695	7,200

Westmoreland Mining Holdings LLC
8.000% due 03/15/2029		1,705	1,142

Windstream Services LLC
9.444% due 02/23/2027 «		6,060	6,060
11.694% due 09/21/2027		2,734	2,739

Total Loan Participations and Assignments (Cost $220,478)			205,932

CORPORATE BONDS & NOTES 33.6%

BANKING & FINANCE 8.2%

Adler Financing SARL
12.500% due 12/30/2028 «	EUR	5,987	6,568

Agps Bondco PLC
4.625% due 01/14/2026		3,900	1,368
5.000% due 04/27/2027		2,400	839
5.500% due 11/13/2026		200	70

Alamo Re Ltd.
16.605% (T-BILL 1MO + 11.250%) due 06/07/2026 ~		$300	297

Armor Holdco, Inc.
8.500% due 11/15/2029 (i)		2,700	2,575

Banca Monte dei Paschi di Siena SpA
10.500% due 07/23/2029 (i)	EUR	1,734	2,225

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	800	207

BOI Finance BV
7.500% due 02/16/2027	EUR	3,000	3,032

Cape Lookout Re Ltd.
13.355% (T-BILL 1MO + 8.000%) due 04/05/2027 ~		$800	792

Credit Suisse AG AT1 Claim		8,393	1,008

East Lane Re Ltd.
14.605% (T-BILL 3MO + 9.250%) due 03/31/2026 ~		250	251

Everglades Re II Ltd.
15.855% (T-BILL 1MO + 10.500%) due 05/13/2031 ~		500	498
16.855% (T-BILL 1MO + 11.500%) due 05/13/2031 ~		500	498
18.105% (T-BILL 1MO + 12.750%) due 05/13/2031 ~		500	499

GSPA Monetization Trust
6.422% due 10/09/2029		2,220	2,186

Hestia Re Ltd.
15.435% (T-BILL 1MO + 10.080%) due 04/22/2025 ~		704	680

Hudson Pacific Properties LP
3.950% due 11/01/2027		100	84

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Integrity Re Ltd.
22.355% (T-BILL 1MO + 17.000%) due 06/06/2026 ~		$400	$391
28.355% (T-BILL 1MO + 23.000%) due 06/06/2026 ~		400	390

Intesa Sanpaolo SpA
6.625% due 06/20/2033 (i)		3,200	3,301
7.200% due 11/28/2033 (i)		2,100	2,247

Kennedy Wilson Europe Real Estate Ltd.
3.250% due 11/12/2025	EUR	500	510

Long Walk Reinsurance Ltd.
15.105% (T-BILL 3MO + 9.750%) due 01/30/2031 ~		$700	715

Polestar Re Ltd.
18.605% (T-BILL 3MO + 13.250%) due 01/07/2027 ~		800	814

Sanders Re Ltd.
18.355% (T-BILL 3MO + 13.000%) due 04/09/2029 ~		1,405	1,271

Service Properties Trust
8.375% due 06/15/2029		1,600	1,574
8.875% due 06/15/2032		1,600	1,494

SVB Financial Group
1.800% due 02/02/2031 ^(c)		1,298	793
2.100% due 05/15/2028 ^(c)		200	121
3.125% due 06/05/2030 ^(c)		200	122
3.500% due 01/29/2025 ^(c)		100	61
4.345% due 04/29/2028 ^(c)		500	303
4.570% due 04/29/2033 ^(c)		1,600	963

Torrey Pines Re Ltd.
11.355% (T-BILL 1MO + 6.000%) due 06/07/2032 ~		250	251
12.605% (T-BILL 1MO + 7.250%) due 06/07/2032 ~		250	251

UBS Group AG
4.194% due 04/01/2031 •(i)		400	374

Uniti Group LP
6.000% due 01/15/2030 (i)		9,565	5,799
6.500% due 02/15/2029 (i)		2,900	1,852

Ursa Re Ltd.
14.605% (T-BILL 3MO + 9.250%) due 12/07/2028 ~		800	816

Voyager Aviation Holdings LLC
8.500% due 05/09/2026 ^«(c)		4,424	503

Winston RE Ltd.
17.105% (T-BILL 3MO + 11.750%) due 02/26/2031 ~		600	591

Yosemite Re Ltd.
15.333% (T-BILL 3MO + 9.978%) due 06/06/2025 ~		760	772

			49,956

INDUSTRIALS 22.5%

Altice France Holding SA
8.000% due 05/15/2027	EUR	5,500	2,071
10.500% due 05/15/2027		$4,300	1,721

Altice France SA
5.500% due 01/15/2028		200	137
5.500% due 10/15/2029		400	264
8.125% due 02/01/2027		700	526

Boeing Co.
6.388% due 05/01/2031 (i)		800	815

Carvana Co. (13.000% PIK)
13.000% due 06/01/2030 (b)(i)		6,696	7,008

Carvana Co. (14.000% PIK)
14.000% due 06/01/2031 (b)(i)		6,359	6,822

CVS Pass-Through Trust
7.507% due 01/10/2032 (i)		598	623

DISH DBS Corp.
5.250% due 12/01/2026		7,000	5,535
5.750% due 12/01/2028		7,260	5,047

Ecopetrol SA
8.375% due 01/19/2036 (i)		220	216

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2024	81

Schedule of Investments	PIMCO Income Strategy Fund II	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Exela Intermediate LLC (11.500% PIK)
11.500% due 04/15/2026 (b)		$77	$12

Ford Motor Co.
7.700% due 05/15/2097 (i)		6,455	6,839

GN Bondco LLC
9.500% due 10/15/2031 (i)		400	373

HCA, Inc.
7.500% due 11/15/2095 (i)		1,000	1,079

Intelsat Jackson Holdings SA
6.500% due 03/15/2030 (i)		13,948	13,012

Inter Media & Communication SpA
6.750% due 02/09/2027 (i)	EUR	1,795	1,902

LifePoint Health, Inc.
11.000% due 10/15/2030 (i)		$2,500	2,757

New Albertsons LP
6.570% due 02/23/2028 (i)		6,800	6,703

Newfold Digital Holdings Group, Inc.
6.000% due 02/15/2029		900	650
11.750% due 10/15/2028 (i)		500	519

Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (i)		5,500	5,112

Petroleos Mexicanos
6.700% due 02/16/2032 (i)		1,732	1,451
6.840% due 01/23/2030 (i)		800	705
8.750% due 06/02/2029 (i)		1,416	1,392

Prime Healthcare Services, Inc.
7.250% due 11/01/2025 (i)		1,361	1,360

Russian Railways Via RZD Capital PLC
7.487% due 03/25/2031 ^(c)	GBP	1,300	1,150

Topaz Solar Farms LLC
4.875% due 09/30/2039 (i)		$1,742	1,559
5.750% due 09/30/2039 (i)		4,530	4,386

U.S. Renal Care, Inc.
10.625% due 06/28/2028		1,704	1,495

Vale SA
0.000% due 12/29/2049 ~(g)	BRL	110,000	6,800

Venture Global LNG, Inc.
9.500% due 02/01/2029 (i)		$2,725	2,986
9.875% due 02/01/2032 (i)		2,400	2,614

Veritas U.S., Inc.
7.500% due 09/01/2025 (i)		1,570	1,359

Viridien
7.750% due 04/01/2027	EUR	5,500	5,686
8.750% due 04/01/2027 (i)		$3,656	3,488

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 ^«(b)(c)		27,315	24,856

Windstream Escrow LLC
7.750% due 08/15/2028 (i)		4,800	4,527

Yinson Boronia Production BV
8.947% due 07/31/2042		1,200	1,213

			136,770

UTILITIES 2.9%

FORESEA Holding SA
7.500% due 06/15/2030 (i)		1,171	1,092

NGD Holdings BV
6.750% due 12/31/2026		349	248

Northwestern Bell Telephone
7.750% due 05/01/2030		12,625	5,436

Oi SA
10.000% due 07/27/2025 ^(c)		26,307	260

Pacific Gas & Electric Co.
4.750% due 02/15/2044 (i)		3,692	3,025

PacifiCorp
5.800% due 01/15/2055 (i)		700	678

Peru LNG SRL
5.375% due 03/22/2030		7,840	6,772

			17,511

Total Corporate Bonds & Notes (Cost $242,687)			204,237

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONVERTIBLE BONDS & NOTES 0.3%

INDUSTRIALS 0.3%

DISH Network Corp.
3.375% due 08/15/2026	$3,400	$2,126

Total Convertible Bonds & Notes (Cost $3,400)		2,126

MUNICIPAL BONDS & NOTES 2.8%

MICHIGAN 0.3%

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044	2,100	1,654

PUERTO RICO 1.8%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043 (i)	575	353
0.000% due 11/01/2051 (i)	17,772	10,545

		10,898

WEST VIRGINIA 0.7%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (f)	45,700	4,198

Total Municipal Bonds & Notes (Cost $15,445)		16,750

U.S. GOVERNMENT AGENCIES 1.7%

Fannie Mae
0.800% due 01/25/2040 •(a)	104	8
3.500% due 02/25/2042 (a)	255	21
4.500% due 11/25/2042 (a)(i)	650	71

Freddie Mac
0.000% due 09/15/2035 •(i)	776	605
0.700% due 11/25/2055 ~(a)	32,808	1,878
3.000% due 02/15/2033 (a)	618	43
3.500% due 12/15/2032 (a)(i)	866	84
5.992% due 11/25/2055 «~	7,956	4,904
13.000% due 12/25/2027 •	2,341	2,466

Ginnie Mae
3.500% due 06/20/2042 - 10/20/2042 (a)	146	14
4.000% due 10/16/2042 - 10/20/2042 (a)	109	11

Total U.S. Government Agencies (Cost $11,163)		10,105

NON-AGENCY MORTGAGE-BACKED SECURITIES 13.4%

Atrium Hotel Portfolio Trust
7.126% due 12/15/2036 •	1,700	1,645
7.576% due 12/15/2036 •	3,200	2,999
9.026% due 06/15/2035 •	2,200	2,172

Banc of America Funding Trust
5.020% due 01/20/2047 ~	311	259
6.000% due 01/25/2037	2,484	2,016

BCAP LLC Trust
0.000% due 05/26/2037 ~	708	313
3.596% due 08/28/2037 ~	1,055	1,033
4.175% due 08/26/2037 ~	8,357	5,629
4.344% due 09/26/2036 ~	3,118	2,765
4.510% due 03/26/2037 þ	614	852
4.646% due 07/26/2037 ~	4,028	3,520
5.750% due 12/26/2035 ~	1,541	1,009
6.250% due 11/26/2036	2,158	1,577

Bear Stearns ALT-A Trust
4.321% due 09/25/2047 ~	3,549	1,713
4.546% due 11/25/2035 ~	2,686	1,751
4.652% due 11/25/2036 ~	266	137
4.814% due 09/25/2035 ~	214	111
5.960% due 01/25/2036 •	392	356

Braemar Hotels & Resorts Trust
7.901% due 06/15/2035 •	1,400	1,368

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CALI Mortgage Trust
3.957% due 03/10/2039 (i)	$3,100	$2,737

CD Mortgage Trust
5.688% due 10/15/2048	81	73

Chase Mortgage Finance Trust
4.860% due 12/25/2035 «~	3	3
5.500% due 05/25/2036 «	1	0

Citicorp Mortgage Securities Trust
5.500% due 04/25/2037 «	8	7
6.000% due 09/25/2037 «	231	219

Colony Mortgage Capital Ltd.
8.164% due 11/15/2038 •	1,200	1,046

Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036	1,407	770
6.000% due 08/25/2037 ~	706	370

Countrywide Alternative Loan Trust
5.500% due 03/25/2035	200	84
5.500% due 01/25/2036	251	141
5.750% due 01/25/2035	109	103
5.750% due 02/25/2035	169	111
5.750% due 12/25/2036	544	207
5.770% due 04/25/2036 ~	264	227
6.000% due 02/25/2035	216	172
6.000% due 04/25/2036	348	163
6.000% due 04/25/2037 «	464	200
6.000% due 04/25/2037	723	335
6.250% due 11/25/2036	399	294
6.250% due 12/25/2036 •	396	164
6.500% due 08/25/2036	368	112

Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 07/25/2037	1,142	477
6.040% due 03/25/2035 •	1,759	1,464
6.250% due 09/25/2036	323	121

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
6.000% due 11/25/2035	199	146

Credit Suisse Mortgage Capital Certificates
5.164% due 10/26/2036 ~	4,932	4,199

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 04/25/2036	98	50
9.794% due 07/15/2032 •	5,379	5,255

DBGS Mortgage Trust
7.743% due 10/15/2036 •(i)	2,390	1,931

First Horizon Mortgage Pass-Through Trust
0.000% due 11/25/2035 «~	1	0
5.165% due 05/25/2037 ~	122	51

Freddie Mac
13.135% due 11/25/2041 •	3,800	4,123

GS Mortgage Securities Corp. Trust
8.729% due 08/15/2039 •(i)	1,100	1,103

Hilton USA Trust
2.828% due 11/05/2035 (i)	800	698

IndyMac IMSC Mortgage Loan Trust
6.500% due 07/25/2037	3,453	1,022

JP Morgan Alternative Loan Trust
4.115% due 03/25/2037 ~	442	400
4.295% due 05/25/2036 ~	753	421
4.733% due 03/25/2036 ~	701	489

JP Morgan Chase Commercial Mortgage Securities Trust
6.817% due 07/05/2033 •(i)	2,275	2,016
9.626% due 02/15/2035 •	3,647	3,536

JP Morgan Mortgage Trust
5.360% due 02/25/2036 ~	128	86
5.504% due 10/25/2035 «~	49	45
6.500% due 09/25/2035 «	31	19

Lehman Mortgage Trust
6.000% due 07/25/2037 «	156	134
6.500% due 09/25/2037	1,741	530

Lehman XS Trust
5.900% due 06/25/2047 •	788	774

MASTR Asset Securitization Trust
6.500% due 11/25/2037 «	326	74

Merrill Lynch Mortgage Investors Trust
4.303% due 03/25/2036 ~	860	416

82	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Bank of America Merrill Lynch Trust
3.708% due 05/15/2046 ~		$642	$589

Morgan Stanley Capital Trust
9.976% due 11/15/2034 •		2,400	2,370

New Orleans Hotel Trust
9.065% due 04/15/2032 •		1,300	1,209

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 þ		7	3

Residential Accredit Loans, Inc. Trust
1.420% due 12/26/2034 ~		467	161
6.000% due 08/25/2036		126	101

Residential Asset Securitization Trust
5.750% due 02/25/2036		770	272
6.000% due 07/25/2037		1,319	488
6.250% due 09/25/2037		2,473	989

Residential Funding Mortgage Securities, Inc. Trust
4.727% due 09/25/2035 ~		425	313

Structured Adjustable Rate Mortgage Loan Trust
4.736% due 01/25/2036 ~		1,203	610
5.527% due 11/25/2036 ~		964	771

SunTrust Adjustable Rate Mortgage Loan Trust
5.607% due 02/25/2037 ~		61	51

WaMu Mortgage Pass-Through Certificates Trust
3.905% due 10/25/2036 ~		309	260
4.094% due 05/25/2037 ~		405	335
4.171% due 02/25/2037 ~		236	194
4.669% due 07/25/2037 ~		410	351

WSTN Trust
7.958% due 07/05/2037 ~(i)		1,400	1,386
8.748% due 07/05/2037 ~		1,400	1,389
10.174% due 07/05/2037 ~		1,100	1,086

Total Non-Agency Mortgage-Backed Securities (Cost $88,187)			81,271

ASSET-BACKED SECURITIES 5.7%

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,800	625

Apidos CLO
0.000% due 01/20/2031 ~		$4,500	1,713

Argent Securities Trust
5.840% due 03/25/2036 •		2,963	1,597

Avoca CLO DAC
0.000% due 07/15/2032 ~	EUR	2,230	1,837

Bear Stearns Asset-Backed Securities Trust
5.167% due 10/25/2036 •		$1,550	2,512
6.500% due 10/25/2036		341	137

Belle Haven ABS CDO Ltd.
5.818% due 07/05/2046 •		180,259	388

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		2,400	469
0.000% due 10/22/2031 ~		1,500	268

Citigroup Mortgage Loan Trust
5.760% due 12/25/2036 •(i)		10,921	4,342
5.780% due 12/25/2036 •		1,227	661

Cork Street CLO DAC
0.000% due 11/27/2028 ~	EUR	621	106

Fremont Home Loan Trust
5.610% due 01/25/2037 •		$10,835	4,865

Home Equity Mortgage Loan Asset-Backed Trust
5.620% due 07/25/2037 •		2,241	1,209

KKR CLO Ltd.
0.000% due 04/17/2037 ~		3,000	1,981

Magnetite Ltd.
0.000% due 01/15/2028 ~		5,650	736

Marlette Funding Trust
0.000% due 09/17/2029 «(f)		7	48
0.000% due 03/15/2030 «(f)		6	185

Merrill Lynch Mortgage Investors Trust
5.780% due 04/25/2037 •		348	171

Morgan Stanley Mortgage Loan Trust
6.250% due 02/25/2037 ~		377	206

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(f)		1	625

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SLM Student Loan Trust
0.000% due 01/25/2042 «(f)		$4	$858

SMB Private Education Loan Trust
0.000% due 09/18/2046 «(f)		1	380
0.000% due 10/15/2048 «(f)		1	283

SoFi Professional Loan Program LLC
0.000% due 09/25/2040 «(f)		1,758	172

Taberna Preferred Funding Ltd.
5.949% due 12/05/2036 •		4,304	3,766
5.969% due 08/05/2036 •		5,086	4,578

Total Asset-Backed Securities (Cost $68,100)			34,718

SOVEREIGN ISSUES 3.4%

Argentina Government International Bond
0.750% due 07/09/2030 þ		3,626	1,990
1.000% due 07/09/2029		683	393
3.500% due 07/09/2041 þ		5,512	2,172
3.625% due 07/09/2035 þ		410	173
3.625% due 07/09/2035 þ(i)		3,331	1,426
3.625% due 07/09/2046 þ		115	50
4.250% due 01/09/2038 þ		11,605	5,350

Dominican Republic Central Bank Notes
13.000% due 12/05/2025	DOP	141,200	2,437
13.000% due 01/30/2026		111,700	1,933

El Salvador Government International Bond
0.250% due 04/17/2030 (a)		$2,400	74
9.250% due 04/17/2030		2,400	2,139

Ghana Government International Bond
6.375% due 02/11/2027 ^(c)		500	255
7.875% due 02/11/2035 ^(c)		600	309
8.750% due 03/11/2061 ^(c)		200	103

Romania Government International Bond
5.250% due 05/30/2032	EUR	800	835
5.625% due 05/30/2037		900	930

Ukraine Government International Bond
4.375% due 01/27/2032		1,205	337

Venezuela Government International Bond
8.250% due 10/13/2024 ^(c)		$28	5
9.250% due 09/15/2027 ^(c)		315	60

Total Sovereign Issues (Cost $25,010)			20,971

		SHARES
COMMON STOCKS 11.2%

COMMUNICATION SERVICES 0.2%

Clear Channel Outdoor Holdings, Inc. (d)		549,096	774

iHeartMedia, Inc. ‘A’ (d)		129,909	142

iHeartMedia, Inc. ‘B’ «(d)		100,822	99

Promotora de Informaciones SA ‘A’ (d)		258,261	102

			1,117

CONSUMER STAPLES 0.0%

Steinhoff International Holdings NV «(d)(h)		24,971,388	0

ENERGY 0.0%

Axis Energy Services ‘A’ «(h)		2,048	60

FINANCIALS 2.2%

Banca Monte dei Paschi di Siena SpA		1,043,000	4,898

Intelsat Emergence SA «(h)		233,715	8,692

			13,590

HEALTH CARE 4.6%

Amsurg Equity «(d)(h)		563,629	27,902

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 2.7%

Drillco Holding Lux SA «(d)(h)	66,318	$1,550

Forsea Holding SA «(d)	27,587	645

Neiman Marcus Group Ltd. LLC «(d)(h)	82,915	11,203

Syniverse Holdings, Inc. «(h)	2,553,787	2,441

Voyager Aviation Holdings LLC «(d)	1,155	0

Westmoreland Mining Holdings «(d)(h)	52,802	106

Westmoreland Mining LLC «(d)(h)	53,267	240

		16,185

UTILITIES 1.5%

West Marine «(d)(h)	2,750	17

Windstream Units «(d)	565,698	9,470

		9,487

Total Common Stocks (Cost $62,872)		68,341

WARRANTS 0.0%

FINANCIALS 0.0%

Intelsat Emergence SA - Exp. 02/17/2027 «	401	1

UTILITIES 0.0%

West Marine - Exp. 09/08/2028 «	357	0

Total Warrants (Cost $5,389)		1

PREFERRED SECURITIES 0.8%

BANKING & FINANCE 0.8%

AGFC Capital Trust
7.340% (US0003M + 1.750%) due 01/15/2067 ~(i)	1,800,000	1,150

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(g)	70,000	64

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(g)	1,000,000	991

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(g)(i)	2,246,300	2,614

SVB Financial Group
4.000% due 05/15/2026 ^(c)(g)	200,000	2
4.250% due 11/15/2026 ^(c)(g)	100,000	0
4.700% due 11/15/2031 ^(c)(g)	178,000	1

		4,822

INDUSTRIALS 0.0%

Voyager Aviation Holdings LLC
9.500% «	6,929	0

Total Preferred Securities (Cost $7,526)		4,822

REAL ESTATE INVESTMENT TRUSTS 0.5%

REAL ESTATE 0.5%

Uniti Group, Inc.	203,351	594

VICI Properties, Inc.	89,142	2,553

Total Real Estate Investment Trusts (Cost $1,834)		3,147

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2024	83

Schedule of Investments	PIMCO Income Strategy Fund II	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.2%

U.S. TREASURY BILLS 0.2%
5.369% due 07/30/2024 - 08/15/2024 (e)(f)(l)	1,264	$1,257

Total Short-Term Instruments (Cost $1,257)		1,257

Total Investments in Securities (Cost $753,348)		653,678

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 12.3%

SHORT-TERM INSTRUMENTS 12.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 12.3%

PIMCO Short-Term Floating NAV Portfolio III	7,668,486	$74,607

Total Short-Term Instruments (Cost $74,586)		74,607

Total Investments in Affiliates (Cost $74,586)		74,607

MARKET VALUE (000S)
Total Investments 119.7% (Cost $827,934)	$728,285

Financial Derivative Instruments (j)(k) 0.3% (Cost or Premiums, net $(8,365))	1,669

Auction-Rate Preferred Shares (0.5)%	(3,250)

Other Assets and Liabilities, net (19.5)%	(118,409)

Net Assets Applicable to Common Shareholders 100.0%	$608,295

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ
All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~
Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•
Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(h) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Amsurg Equity	11/02/2023 - 11/06/2023	$23,551	$27,902	4.59%
Axis Energy Services ‘A’	07/01/2021	30	60	0.01
Drillco Holding Lux SA	06/08/2023	1,326	1,550	0.25
Intelsat Emergence SA	06/19/2017 - 02/23/2024	16,395	8,692	1.43
Neiman Marcus Group Ltd. LLC	09/25/2020	2,719	11,203	1.84
Steinhoff International Holdings NV	06/30/2023 - 10/30/2023	0	0	0.00
Syniverse Holdings, Inc.	05/12/2022 - 05/31/2024	2,514	2,441	0.40
West Marine	09/12/2023	40	17	0.00
Westmoreland Mining Holdings	12/08/2014 -10/19/2016	1,522	106	0.02
Westmoreland Mining LLC	06/30/2023	353	240	0.04

		$48,450	$52,211	8.58%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (1)	Settlement Date	Maturity Date		Amount Borrowed (1)	Payable for Reverse Repurchase Agreements
BCY	6.320%	06/21/2024	TBD	(2)	$(1,664)	$(1,665)
BMO	5.690	06/21/2024	08/20/2024		(3,171)	(3,176)
BOS	5.940	06/03/2024	08/05/2024		(8,646)	(8,686)

84	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2024

Counterparty	Borrowing Rate (1)	Settlement Date	Maturity Date		Amount Borrowed (1)		Payable for Reverse Repurchase Agreements
BPS	4.070%	06/12/2024	TBD	(2)	EUR	(1,946)	$(2,089)
	4.140	09/15/2023	TBD	(2)		(1,480)	(1,641)
	5.900	04/08/2024	07/08/2024			$(3,393)	(3,440)
	6.590	04/18/2024	10/15/2024			(3,299)	(3,343)
BRC	4.000	06/12/2024	TBD	(2)	EUR	(711)	(763)
	5.650	05/06/2024	TBD	(2)		$(1,234)	(1,245)
	6.320	10/24/2023	TBD	(2)		(4,221)	(4,407)
BYR	5.890	05/20/2024	08/19/2024			(3,659)	(3,684)
CDC	5.730	04/23/2024	07/23/2024			(2,580)	(2,608)
	5.730	05/13/2024	07/23/2024			(777)	(783)
	5.760	04/19/2024	08/19/2024			(328)	(332)
	5.790	06/04/2024	07/26/2024			(1,049)	(1,053)
	5.870	04/02/2024	07/01/2024			(853)	(866)
	5.890	07/01/2024	10/01/2024			(940)	(940)
	5.910	06/14/2024	10/11/2024			(7,792)	(7,813)
	5.910	06/21/2024	10/21/2024			(1,331)	(1,334)
	5.990	03/28/2024	07/26/2024			(462)	(469)
	5.990	06/04/2024	07/26/2024			(2,937)	(2,950)
IND	5.800	06/26/2024	09/26/2024			(319)	(319)
	5.870	06/26/2024	09/26/2024			(180)	(180)
	5.980	06/26/2024	09/25/2024			(973)	(974)
	6.000	06/26/2024	09/25/2024			(1,734)	(1,735)
	6.030	05/07/2024	08/07/2024			(2,186)	(2,206)
	6.040	06/26/2024	09/25/2024			(1,120)	(1,121)
	6.090	06/03/2024	09/03/2024			(1,440)	(1,447)
JPS	4.750	06/14/2024	08/02/2024			(283)	(284)
MSB	6.140	04/29/2024	10/28/2024			(543)	(549)
NXN	5.880	06/14/2024	07/02/2024			(2,171)	(2,177)
RCY	5.830	06/14/2024	07/12/2024			(634)	(635)
RTA	5.940	06/20/2024	09/20/2024			(2,466)	(2,470)
SOG	5.680	06/17/2024	07/17/2024			(16,528)	(16,564)
	5.680	06/24/2024	07/24/2024			(1,616)	(1,618)
	5.710	04/11/2024	07/10/2024			(2,069)	(2,096)
	5.710	04/12/2024	07/11/2024			(581)	(589)
	5.750	05/13/2024	07/15/2024			(779)	(786)
	5.820	04/10/2024	07/09/2024			(3,680)	(3,729)
TDM	5.700	06/21/2024	09/19/2024			(246)	(247)
UBS	5.800	04/11/2024	07/11/2024			(16,226)	(16,438)
	5.850	05/24/2024	08/23/2024			(1,011)	(1,017)

Total Reverse Repurchase Agreements							$(110,468)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (3)
Global/Master Repurchase Agreement
BCY	$0	$(1,665)	$0	$(1,665)	$0	$(1,665)
BMO	0	(3,176)	0	(3,176)	3,301	125
BOS	0	(8,686)	0	(8,686)	10,583	1,897
BPS	0	(10,513)	0	(10,513)	12,630	2,117
BRC	0	(6,415)	0	(6,415)	12,172	5,757
BYR	0	(3,684)	0	(3,684)	4,487	803
CDC	0	(19,148)	0	(19,148)	22,815	3,667
IND	0	(7,982)	0	(7,982)	9,766	1,784
JPS	0	(284)	0	(284)	373	89
MSB	0	(549)	0	(549)	698	149
NXN	0	(2,177)	0	(2,177)	0	(2,177)
RCY	0	(635)	0	(635)	761	126
RTA	0	(2,470)	0	(2,470)	2,767	297
SOG	0	(25,382)	0	(25,382)	28,873	3,491
TDM	0	(247)	0	(247)	246	(1)
UBS	0	(17,455)	0	(17,455)	21,184	3,729

Total Borrowings and Other Financing Transactions	$0	$(110,468)	$0

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2024	85

Schedule of Investments	PIMCO Income Strategy Fund II	(Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$0	$0	$(1,245)	$(1,245)
Corporate Bonds & Notes	0	(55,300)	(20,395)	(13,216)	(88,911)
Municipal Bonds & Notes	0	0	0	(4,407)	(4,407)
U.S. Government Agencies	0	(635)	0	0	(635)
Non-Agency Mortgage-Backed Securities	0	0	(7,483)	(549)	(8,032)
Asset-Backed Securities	0	0	0	(3,343)	(3,343)
Preferred Securities	(866)	0	0	(2,089)	(2,955)

Total Borrowings	$(866)	$(55,935)	$(27,878)	$(24,849)	$(109,528)

Payable for reverse repurchase agreements (4)					$(109,528)

(i)	Securities with an aggregate market value of $132,442 and cash of $510 have been pledged as collateral under the terms of the above master agreements as of June 30, 2024.

(1)
The average amount of borrowings outstanding during the period ended June 30, 2024 was $(118,619) at a weighted average interest rate of 5.747%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(940) is outstanding at period end.

(j) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
											Asset	Liability
Pay (1)	1-Day GBP-SONIO Compounded-OIS	4.000%	Annual	09/18/2029		GBP	28,300	$513	$(373)	$140	$0	$(38)
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032			8,700	845	1,912	2,757	29	0
Receive	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033			4,600	512	332	844	16	0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052			2,300	171	1,498	1,669	17	0
Receive	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024	$		24,600	(2)	729	727	7	0
Receive	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025			12,500	2	375	377	3	0
Pay	1-Day USD-SOFR Compounded-OIS	5.250	Annual	06/17/2025			192,000	421	(99)	322	9	0
Receive	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026			2,000	1	101	102	1	0
Pay	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	06/15/2026			26,800	436	(1,777)	(1,341)	0	(8)
Receive	1-Day USD-SOFR Compounded-OIS	1.350	Semi-Annual	01/20/2027			8,100	(2)	691	689	5	0
Pay	1-Day USD-SOFR Compounded-OIS	1.550	Semi-Annual	01/20/2027			35,800	(84)	(2,761)	(2,845)	0	(21)
Receive	1-Day USD-SOFR Compounded-OIS	1.360	Semi-Annual	02/15/2027			5,430	(1)	457	456	3	0
Pay	1-Day USD-SOFR Compounded-OIS	1.600	Semi-Annual	02/15/2027			21,700	(53)	(1,620)	(1,673)	0	(13)
Receive	1-Day USD-SOFR Compounded-OIS	1.450	Semi-Annual	02/17/2027			9,000	(2)	734	732	6	0
Pay	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	02/17/2027			35,800	(95)	(2,564)	(2,659)	0	(22)
Pay	1-Day USD-SOFR Compounded-OIS	2.500	Semi-Annual	12/20/2027			49,000	182	(3,389)	(3,207)	0	(49)
Receive	1-Day USD-SOFR Compounded-OIS	1.420	Semi-Annual	08/17/2028			29,500	(7)	3,390	3,383	42	0
Receive	1-Day USD-SOFR Compounded-OIS	1.380	Semi-Annual	08/24/2028			32,500	(8)	3,774	3,766	47	0
Pay	1-Day USD-SOFR Compounded-OIS	4.500	Annual	06/19/2029			76,800	101	1,334	1,435	0	(142)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029			21,600	(409)	732	323	41	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029			106,500	(10,975)	(1,564)	(12,539)	0	(259)
Receive	1-Day USD-SOFR Compounded-OIS	1.160	Semi-Annual	04/12/2031			2,800	(1)	541	540	10	0
Receive	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031			38,000	2,575	5,523	8,098	142	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	12/15/2031			40,600	(568)	7,125	6,557	165	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033			43,900	398	(2,432)	(2,034)	0	(251)
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Semi-Annual	06/19/2044			201,500	(5,022)	(13,716)	(18,738)	0	(1,498)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	01/15/2050			1,400	(10)	486	476	18	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/22/2050			21,100	(52)	8,082	8,030	264	0
Receive	1-Day USD-SOFR Compounded-OIS	1.875	Semi-Annual	02/07/2050			22,000	(85)	7,976	7,891	279	0
Receive	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	03/12/2050			6,000	(18)	1,782	1,764	80	0
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	12/16/2050			2,400	217	901	1,118	29	0
Receive	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	02/01/2052			187,400	1,316	72,589	73,905	1,492	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025		AUD	8,100	201	(261)	(60)	0	0

86	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2024

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month EUR-EURIBOR	0.150%	Annual	03/18/2030	EUR	8,300	$152	$1,342	$1,494	$10	$0
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		9,600	903	1,111	2,014	17	0
Receive (1)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		18,000	240	900	1,140	0	(15)

Total Swap Agreements							$(8,208)	$93,861	$85,653	$2,732	$(2,316)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$2,732	$2,732	$0	$0	$(2,316)	$(2,316)

Cash of $12,131 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2024	EUR	66,007		$71,664	$974	$0
	07/2024		$759	EUR	705	0	(4)
	08/2024		999	TRY	34,995	13	0

BPS	07/2024	CAD	3,687		$2,701	6	0
	07/2024	EUR	2,567		2,779	30	0

BRC	08/2024	TRY	1,151		33	0	0
	08/2024		$1,710	EUR	1,595	1	0
	08/2024		10,421	TRY	361,134	70	0
	11/2024		473		18,679	26	0

CBK	07/2024	GBP	930		$1,183	7	0
	08/2024		$1,088	EUR	1,015	0	0

GLM	07/2024	DOP	125,712		$2,136	10	0
	08/2024		113,883		1,912	0	(8)

JPM	07/2024		$122	TRY	4,119	4	0
	08/2024		1,528		52,337	11	0
	09/2024		257	MXN	4,649	0	(6)

MBC	07/2024		2,695	CAD	3,689	2	0
	07/2024		785	EUR	732	0	(2)
	07/2024		1,177	GBP	930	0	(1)
	08/2024	CAD	3,687		$2,695	0	(2)
	08/2024	GBP	930		1,177	1	0

SCX	07/2024		$72,714	EUR	67,869	0	(31)
	08/2024	EUR	67,869		$72,821	32	0

Total Forward Foreign Currency Contracts						$1,187	$(54)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION
(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2024 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
										Asset	Liability
BPS	Petroleos Mexicanos	1.000%	Quarterly	12/20/2028	4.712%	$	800	$(155)	$47	$0	$(108)

DUB	Eskom «	4.650	Quarterly	06/30/2029	0.066		2,900	0	224	224	0

JPM	Banca Monte Dei Paschi Di	5.000	Quarterly	06/20/2025	0.745	EUR	100	(2)	6	4	0

Total Swap Agreements								$(157)	$277	$228	$(108)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2024	87

Schedule of Investments	PIMCO Income Strategy Fund II	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (5)
BOA	$987	$0	$0	$987	$(4)	$0	$0	$(4)	$983	$(1,050)	$(67)
BPS	36	0	0	36	0	0	(108)	(108)	(72)	83	11
BRC	97	0	0	97	0	0	0	0	97	0	97
CBK	7	0	0	7	0	0	0	0	7	0	7
DUB	0	0	224	224	0	0	0	0	224	(160)	64
GLM	10	0	0	10	(8)	0	0	(8)	2	0	2
JPM	15	0	4	19	(6)	0	0	(6)	13	0	13
MBC	3	0	0	3	(5)	0	0	(5)	(2)	0	(2)
SCX	32	0	0	32	(31)	0	0	(31)	1	0	1

Total Over the Counter	$1,187	$0	$228	$1,415	$(54)	$0	$(108)	$(162)

(l)
Securities with an aggregate market value of $83 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2024.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$2,732	$2,732

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,187	$0	$1,187
Swap Agreements	0	228	0	0	0	228

	$0	$228	$0	$1,187	$0	$1,415

	$0	$228	$0	$1,187	$2,732	$4,147

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$2,316	$2,316

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$54	$0	$54
Swap Agreements	0	108	0	0	0	108

	$0	$108	$0	$54	$0	$162

	$0	$108	$0	$54	$2,316	$2,478

88	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2024

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$148	$0	$0	$(17,965)	$(17,817)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,556	$0	$1,556
Swap Agreements	0	148	0	0	0	148

	$0	$148	$0	$1,556	$0	$1,704

	$0	$296	$0	$1,556	$(17,965)	$(16,113)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$101	$0	$0	$18,721	$18,822

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,010	$0	$3,010
Swap Agreements	0	147	0	0	0	147

	$0	$147	$0	$3,010	$0	$3,157

	$0	$248	$0	$3,010	$18,721	$21,979

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2024
Investments in Securities, at Value
Loan Participations and Assignments	$0	$157,287	$48,645	$205,932
Corporate Bonds & Notes
Banking & Finance	0	42,885	7,071	49,956
Industrials	0	111,914	24,856	136,770
Utilities	0	17,511	0	17,511
Convertible Bonds & Notes
Industrials	0	2,126	0	2,126
Municipal Bonds & Notes
Michigan	0	1,654	0	1,654
Puerto Rico	0	10,898	0	10,898
West Virginia	0	4,198	0	4,198
U.S. Government Agencies	0	5,201	4,904	10,105
Non-Agency Mortgage-Backed Securities	0	80,570	701	81,271
Asset-Backed Securities	0	32,167	2,551	34,718
Sovereign Issues	0	20,971	0	20,971
Common Stocks
Communication Services	1,018	0	99	1,117
Energy	0	0	60	60
Financials	4,898	0	8,692	13,590
Health Care	0	0	27,902	27,902
Industrials	0	0	16,185	16,185
Utilities	0	0	9,487	9,487
Warrants
Financials	0	0	1	1
Preferred Securities
Banking & Finance	0	4,822	0	4,822
Real Estate Investment Trusts
Real Estate	3,147	0	0	3,147

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2024
Short-Term Instruments
U.S. Treasury Bills	$0	$1,257	$0	$1,257

	$9,063	$493,461	$151,154	$653,678

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$74,607	$0	$0	$74,607

Total Investments	$83,670	$493,461	$151,154	$728,285

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	2,732	0	2,732
Over the counter	0	1,191	224	1,415

	$0	$3,923	$224	$4,147

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(2,316)	0	(2,316)
Over the counter	0	(162)	0	(162)

	$0	$(2,478)	$0	$(2,478)

Total Financial Derivative Instruments	$0	$1,445	$224	$1,669

Totals	$83,670	$494,906	$151,378	$729,954

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2024	89

Schedule of Investments	PIMCO Income Strategy Fund II	(Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2024:

Category and Subcategory	Beginning Balance at 06/30/2023	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2024	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2024 (2)
Investments in Securities, at Value
Loan Participations and Assignments	$60,051	$39,882	$(31,044)	$2,569	$(6,104)	$2,395	$164	$(19,268)	$48,645	$953
Corporate Bonds & Notes
Banking & Finance	1,034	6,470	0	9	0	147	503	(1,092)	7,071	99
Industrials	0	0	0	0	0	0	24,856	0	24,856	0
U.S. Government Agencies	4,668	0	(135)	20	45	306	0	0	4,904	293
Non-Agency Mortgage-Backed Securities	889	0	(177)	8	20	(39)	0	0	701	(29)
Asset-Backed Securities	3,815	0	(182)	28	(1,027)	(83)	0	0	2,551	(1,067)
Common Stocks
Communication Services	331	0	0	0	0	(232)	0	0	99	(232)
Energy	62	0	0	0	0	(2)	0	0	60	(2)
Financials	5,363	0	0	0	0	3,329	0	0	8,692	3,317
Health Care	0	23,551	0	0	0	4,351	0	0	27,902	4,351
Industrials	17,495	292	0	0	0	(1,602)	0	0	16,185	(1,179)
Utilities (3)	8,661	39	0	0	0	787	0	0	9,487	787
Rights
Financials	116	0	(226)	0	226	(116)	0	0	0	0
Warrants
Financials	177	0	(233)	0	233	(176)	0	0	1	0
Preferred Securities
Industrials	1,671	0	0	0	0	(1,671)	0	0	0	0

	$104,333	$70,234	$(31,997)	$2,634	$(6,607)	$7,394	$25,523	$(20,360)	$151,154	$7,291

Financial Derivative Instruments - Assets
Over the counter	$125	$0	$0	$0	$0	$99	$0	$0	$224	$99

Totals	$104,458	$70,234	$(31,997)	$2,634	$(6,607)	$7,493	$25,523	$(20,360)	$151,378	$7,390

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2024	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$13,360	Comparable Companies	EBITDA Multiple	X	13.500	—
	10,850	Discounted Cash Flow	Discount Rate		10.380 - 26.500	21.214
	164	Other Valuation Techniques (4)	—		—	—
	1,039	Proxy Pricing	Base Price		97.000	—
	17,172	Recent Transaction	Purchase Price		100.000	—
	6,060	Third-Party Vendor	Broker Quote		100.000	—
Corporate Bonds & Notes
Banking & Finance	503	Expected Recovery	Recovery Rate		11.374	—
	6,568	Proxy Pricing	Base Price		102.293	—
Industrials	24,856	Third Party Vendor	Broker Quote		91.000	—
U.S. Government Agencies	4,904	Discounted Cash Flow	Discount Rate		12.149	—
Non-Agency Mortgage-Backed Securities	701	Fair Valuation of Odd Lot Positions	Adjustment Factor		2.500	—
Asset-Backed Securities	2,551	Discounted Cash Flow	Discount Rate		12.000 - 20.000	16.724
Common Stocks
Communication Services	99	Reference Instrument	Stock Price w/Liquidity Discount		10.000	—
Energy	60	Comparable Companies	EBITDA Multiple	X	4.300	—
Financials	8,692	Comparable Companies	EBITDA Multiple	X	4.240	—
Health Care	27,902	Comparable Companies	EBITDA Multiple	X	13.500	—
Industrials	11,203	Comparable Companies / Discounted Cash Flow	Revenue Multiple/ EBITDA Multiple/ Discount Rate	X/X/%	0.510/6.470/10.000	—
	2,441	Discounted Cash Flow	Discount Rate		13.740	—
	2,541	Indicative Market Quotation	Broker Quote		$2.000 - 23.375	19.797

90	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2024

Category and Subcategory	Ending Balance at 06/30/2024	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Utilities	$9,470	Comparable Companies	EBITDA Multiple	X	3.920	—
	17	Discounted Cash Flow/ Comparable Companies	Discount Rate/ Revenue Multiple	%/X	20.750/0.500	—
Warrants
Financials	1	Option Pricing Model	Volatility		32.500	—

Financial Derivative Instruments - Assets
Over the counter	224	Indicative Market Quotation	Broker Quote		6.553	—

Total	$151,378

(1)
Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)
Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2024 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Security type updated from Warrants to Common Stocks and sector type updated from Information Technology to Utilities since prior fiscal year end.
(4)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2024	91

Notes to Financial Statements

1. ORGANIZATION

PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II (each a “Fund” and collectively the “Funds”) are organized as closed-end
management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). Each Fund was organized as a Massachusetts business trust on the dates shown in the table below. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Funds’ investment manager.

Fund Name	Formation Date

PIMCO Corporate & Income Opportunity Fund	September 13, 2002

PIMCO Corporate & Income Strategy Fund	October 17, 2001

PIMCO High Income Fund	February 18, 2003

PIMCO Income Strategy Fund	June 19, 2003

PIMCO Income Strategy Fund II	June 30, 2004

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income
 Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend
date, except certain dividends from foreign securities where the ex-dividend
date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend
date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on
non-accrual
status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual
status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual
forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Foreign Taxes
 A Fund may be subject to foreign taxes on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of June 30, 2024, if any, are disclosed in the Statements of Assets and Liabilities.

(c) Foreign Currency Translation
 The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in

92	PIMCO CLOSED-END FUNDS

June 30, 2024

market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.
(d) Distributions — Common Shares
 The following table shows the anticipated frequency of distributions from net investment income to common shareholders.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Corporate & Income Opportunity Fund	Monthly	Monthly

PIMCO Corporate & Income Strategy Fund	Monthly	Monthly

PIMCO High Income Fund	Monthly	Monthly

PIMCO Income Strategy Fund	Monthly	Monthly

PIMCO Income Strategy Fund II	Monthly	Monthly
Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt
interest and any investment company taxable income, and may distribute its net capital gain. A Fund may revise its distribution policy or postpone the payment of distributions at any time.
As of the end of the fiscal year, none of the Funds were in default on long-term debt or had any accumulated dividend in arrears.
A Fund may engage in investment strategies, including those that employ the use of derivatives, to, among other things, seek to generate current, distributable income without regard to possible declines in the Fund’s net asset value (“NAV”). A Fund’s income and gain generating strategies, including certain derivatives strategies, may generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s NAV. A Fund may enter into opposite sides of interest rate swap and other derivatives for the principal purpose of generating distributable gains on the one side (characterized as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies, and with a substantial possibility that the Fund will experience a corresponding capital loss and decline in NAV with respect to the opposite side transaction (to the extent it does not have corresponding offsetting capital gains). Consequently, common shareholders may receive distributions and owe tax on amounts that are effectively a taxable return of the shareholder’s investment in the Fund at a time when their investment in a Fund has declined in value, which may be taxed at ordinary income rates. The tax treatment of certain derivatives in which a Fund invests may be unclear and thus subject to recharacterization. Any recharacterization of payments made or received by a Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.
Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable) and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in
surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related
characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, but are not limited to, for certain funds, the treatment of periodic payments under interest rate swap contracts.

ANNUAL REPORT	|	JUNE 30, 2024	93

Notes to Financial Statements	(Cont.)

Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where a Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.
Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.
(e) New Accounting Pronouncements and Regulatory Updates
In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU
2020-04,
Reference Rate Reform (Topic 848), which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU
2020-04
is effective for certain reference rate-related contract modifications that occurred or will occur during the period March 12, 2020 through December 31, 2024. In January 2021 and December 2022, FASB issued ASU
2021-014
and ASU
2022-06,
which include additional amendments to Topic 848. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.
In June 2022, the FASB issued ASU
2022-03,
Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU
2022-03
clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU
2022-03
is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. Management has implemented changes in connection with the amendments and has determined that there was no material impact to the Funds’ financial statements.
The U.S. Securities and Exchange Commission (“SEC”) made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule
15c6-1)
and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business day after the trade date (T+1). The effective date was May 5, 2023, and compliance with the amendments was required as of May 28, 2024. Management has implemented changes in connection with the rule and has determined that there was no material impact to the Funds’ financial statements.
In September 2023, the SEC adopted amendments to Rule
35d-1
under the Act, the rule governing fund naming conventions (the “Names Rule”). In general, the Name Rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule to include any term used in a fund name that suggests the fund makes investments that have, or whose issuers have, particular characteristics. Additionally, the amendments modify the circumstances under which a fund may deviate from its 80% investment policy and address the calculation methodology of derivatives instruments for purposes of the rule. The amendments became effective December 11, 2023, and fund groups with $1 billion or more in net assets will have 24 months to comply with the amendments (fund groups with net assets of less than $1 billion have 30 months to comply). At this time, management is evaluating the implications of these changes on the financial statements.
3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
(a) Investment Valuation Policies
The NAV of a Fund’s shares, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Funds or class, less any liabilities, as applicable, by the total number of shares outstanding.
On each day that the New York Stock Exchange (“NYSE”) is open, each Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that each Fund may determine.

94	PIMCO CLOSED-END FUNDS

June 30, 2024

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign
(non-U.S.)
equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign
(non-U.S.)
equity security will be valued as of the close of trading on the foreign exchange or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule
2a-5
under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule
2a-5,
the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign
(non-U.S.)
fixed income securities,
non-exchange
traded derivatives and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end
management investment companies (other than ETFs), a Fund’s NAV will be calculated based on the NAVs of such investments.
Open-end
management investment companies may include affiliated funds.

If a foreign
(non-U.S.)
equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign
(non-U.S.)
equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign
(non-U.S.)
equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign
(non-U.S.)
securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign
(non-U.S.)
equity securities on days when a Fund is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Fund is not open for business. As a result, to the extent that a Fund holds foreign
(non-U.S.)
investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in a Fund’s next calculated NAV.

ANNUAL REPORT	|	JUNE 30, 2024	95

Notes to Financial Statements	(Cont.)

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by a Fund normally will be taken into account in calculating the NAV. A Fund’s whole loan investments, including those originated by a Fund or through an alternative lending platform, generally are fair valued in accordance with procedures approved by the Board.

Fair valuation may require subjective determinations about the value of a security. While the Funds’ and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, a Fund cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy
U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎
Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎
Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy
Level
 1, Level
 2 and Level
 3 trading assets and trading liabilities, at fair value
 The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered
open-end
investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end
investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

96	PIMCO CLOSED-END FUNDS

June 30, 2024

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities,
non-U.S.
bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

ANNUAL REPORT	|	JUNE 30, 2024	97

Notes to Financial Statements	(Cont.)

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indexes, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Option Pricing Model is a commonly accepted method of allocating enterprise value across a capital structure. The method may be utilized when a capital structure includes multiple instruments with varying rights and preferences, there is no short term exit horizon, the nature of an exit event is unknown, or if the enterprise value is not sufficient to cover outstanding debt and preferred claims. The Option Pricing Model can also be used as a method to estimate enterprise value by ‘back-solving’ if there are recent indicative transactions for securities with the same issuer. The Option Pricing Model uses Black-Scholes option pricing, a generally accepted option model typically used to value call options, puts, warrants, and convertible preferred securities. Significant changes in unobservable inputs would result in direct changes in the fair value of the security. These securities are categorized as level 3 of the fair value hierarchy.
Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities that are smaller in size than
institutional-sized
or round lot positions of the particular security/instrument type may apply an adjustment factor to the daily vendor-provided price for the corresponding round lot position to arrive at a fair value for the applicable odd lot positions. The adjustment factor is determined by comparing the prices of internal trades with vendor prices, calculating the weighted average differences, and using that difference as an adjustment factor to vendor prices. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates
Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form NPORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated funds for the period ended June 30, 2024 (amounts in thousands
†
):

98	PIMCO CLOSED-END FUNDS

June 30, 2024

Investment in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 06/30/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2024	Dividend Income (1)	Realized Net Capital Gain Distributions (1)

PIMCO Corporate & Income Opportunity Fund	$0	$680,762	$(527,900)	$6	$69	$152,937	$6,098	$0

PIMCO Corporate & Income Strategy Fund	0	233,483	(160,500)	(2)	33	73,014	2,151	0

PIMCO High Income Fund	0	280,164	(181,900)	(6)	33	98,291	2,720	0

PIMCO Income Strategy Fund	0	129,388	(98,000)	1	13	31,402	974	0

PIMCO Income Strategy Fund II	0	244,791	(170,200)	(5)	21	74,607	1,558	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)
The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities
The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Loans and Other Indebtedness, Loan Participations and Assignments
are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental or other borrowers. A Fund’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, a Fund may be treated as a general creditor of the agent and may not benefit from any set-off
between the agent and the borrower. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment
grade securities. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, a Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans,
B-Notes
and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

ANNUAL REPORT	|	JUNE 30, 2024	99

Notes to Financial Statements	(Cont.)

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for a Fund to provide funding to a borrower upon demand in exchange for a fee, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to satisfy any such future obligations. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Statements of Assets and Liabilities.
Mortgage-Related and Other Asset-Backed Securities
directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest payments. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid
with the Fund being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental
issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.
Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and, syndicated bank loans, peer-to-peer loans and litigation finance loans. The Funds may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.
Collateralized Debt Obligations
(“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) risks related to the capability of the servicer of the securitized assets, (iv) the risk that a Fund may invest in CDOs that are subordinate to other classes, (v) the

100	PIMCO CLOSED-END FUNDS

June 30, 2024

structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results, and (vi) the CDO’s manager may perform poorly.
Collateralized Mortgage Obligations
 (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.
As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Fund may invest in parallel-pay
and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates.
Parallel-pay
CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay
CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC
bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined
range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Fund may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).
Stripped Mortgage-Backed Securities
 (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.
Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO class, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.
Payment
In-Kind
Securities
 may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.
Perpetual Bonds
 are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.
Real Estate Investment Trusts
(“REITs”)
are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net

ANNUAL REPORT	|	JUNE 30, 2024	101

Notes to Financial Statements	(Cont.)

capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.
Restricted Investments
 are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of June 30, 2024, as applicable, are disclosed in the Notes to Schedules of Investments.
Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises
are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.
Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC is a government sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.
In June 2019, FNMA and FHLMC started issuing Uniform Mortgage-Backed Securities in place of their current offerings of
TBA-eligible
securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.
Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and contemporaneously opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.
Warrants
 are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying

102	PIMCO CLOSED-END FUNDS

June 30, 2024

stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions
 are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements
 Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined
repurchase date and the agreement can be terminated by a Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians (in the case of tri-party
repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, a Fund has used bilateral repurchase agreements wherein the underlying securities will be held by a Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to a Fund.

(b) Reverse Repurchase Agreements
In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined
repurchase date and the agreement can be terminated by a Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

PIMCO Corporate & Income Opportunity Fund is subject to regulation as a commodity pool under the Commodity Exchange Act by the Commodity Futures Trading Commission (the “CFTC”). The Manager has registered with the CFTC as a Commodity Pool Operator and a Commodity Trading Adviser with respect to the Fund, and is a member of the National Futures Association. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply to PIMCO Corporate & Income Opportunity Fund.

ANNUAL REPORT	|	JUNE 30, 2024	103

Notes to Financial Statements	(Cont.)

(a) Forward Foreign Currency Contracts
 may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.
(b) Swap Agreements
 are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.
Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.
For purposes of a Fund’s investment policy adopted pursuant to
Rule 35d-1
under the Act (if any), the Fund will account for derivative instruments at market value. For purposes of applying a Fund’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may fail to perform or meet an obligation or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

104	PIMCO CLOSED-END FUNDS

June 30, 2024

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements
 on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver
option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver
option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indexes involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indexes are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indexes may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets and/or various credit ratings within each sector. Credit indexes are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indexes changes periodically, usually every six months, and for most indexes, each name has an equal weight in the index. Credit default swaps on credit indexes may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indexes are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of

ANNUAL REPORT	|	JUNE 30, 2024	105

Notes to Financial Statements	(Cont.)

Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indexes, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements
may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk).

See below for a detailed description of select principal risks. For a complete list of the principal risks the Funds may be subject to, please see the Principal Risks of the Funds section of this report.

	PIMCO Corporate & Income Opportunity Fund (PTY)	PIMCO Corporate & Income Strategy Fund (PCN)	PIMCO High Income Fund (PHK)	PIMCO Income Strategy Fund (PFL)	PIMCO Income Strategy Fund II (PFN)

Asset Allocation	X	X	X	X	X

Call	X	X	X	X	X

Collateralized Bond Obligations, Collateralized Loan Obligations and Collateralized Debt Obligations	—	—	X	—	—

Collateralized Loan Obligations	X	X	—	X	X

Confidential Information Access	X	X	X	X	X

Contingent Convertible Securities	X	X	X	X	X

Convertible Securities	X	X	X	X	X

Counterparty	X	X	X	X	X

“Covenant-lite” Obligations	X	X	X	X	X

Credit Default Swaps	X	X	X	X	X

Credit	X	X	X	X	X

Currency	X	X	X	X	X

Cyber Security	X	X	X	X	X

106	PIMCO CLOSED-END FUNDS

June 30, 2024

	PIMCO Corporate & Income Opportunity Fund (PTY)	PIMCO Corporate & Income Strategy Fund (PCN)	PIMCO High Income Fund (PHK)	PIMCO Income Strategy Fund (PFL)	PIMCO Income Strategy Fund II (PFN)

Debt Securities	X	X	X	X	X

Derivatives	X	X	X	X	X

Distressed and Defaulted Securities	X	X	X	X	X

Distribution Rate	X	X	X	X	X

Emerging Markets	X	X	X	X	X

Equity Securities and Related Market	X	X	X	X	X

Focused Investment	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	X

High Yield Securities	X	X	X	X	X

Inflation/Deflation	X	X	X	X	X

Inflation-Indexed Security	X	X	X	X	X

Interest Rate	X	X	X	X	X

Issuer	X	X	X	X	X

Leverage	X	X	X	X	X

Liquidity	X	X	X	X	X

Loans and Other Indebtedness; Loan Participations and Assignments	X	X	X	X	X

Management	X	X	X	X	X

Market	X	X	X	X	X

Market Discount	X	X	X	X	X

Market Disruptions	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Instruments	X	X	X	X	X

Mortgage-Related Derivative Instruments	—	—	X	—	—

Operational	X	X	X	X	X

Other Investment Companies	X	X	X	X	X

Platform	—	—	X	—	—

Potential Conflicts of Interest — Allocation of Investment Opportunities	X	X	X	X	X

Portfolio Turnover	X	X	X	X	X

Preferred Securities	X	X	X	X	X

Privacy and Data Security	X	X	X	X	X

Private Placements and Restricted Securities	X	X	X	X	X

Privately-Issued Mortgage-Related Securities	X	X	X	X	X

Real Estate	X	X	X	X	X

Reinvestment	X	X	X	X	X

REIT	—	—	X	—	—

Regulatory Changes	X	X	X	X	X

Regulatory — Commodity Pool Operator	X	X	X	X	X

Regulatory — London Interbank Offered Rate	X	X	X	X	X

Repurchase Agreements	X	X	X	X	X

Risk Retention Investment	—	—	X	—	—

Securities Lending	—	X	X	—	—

Senior Debt	X	X	X	X	X

Short Exposure	—	—	X	—	—

Smaller Company	—	X	X	—	—

Sovereign Debt	X	X	X	X	X

Special Purpose Acquisition Companies (“SPACs”)	—	—	X	—	—

Structured Investments	X	X	X	X	X

Subprime	X	X	X	X	X

Subsidiary	—	—	X	—	—

Synthetic Convertible Securities	X	X	X	X	X

Tax	X	X	X	X	X

U.S. Government Securities	X	X	X	X	X

Valuation	X	X	X	X	X

Zero-Coupon Bond, Step-Ups and Payment-in-Kind Securities	X	X	X	X	X

ANNUAL REPORT	|	JUNE 30, 2024	107

Notes to Financial Statements	(Cont.)

Asset Allocation Risk
 is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Call Risk
 is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower- yielding securities, securities with greater credit risks or securities with other, less favorable features.

Collateralized Bond Obligations, Collateralized Loan Obligations and Collateralized Debt Obligations Risk
 is the risk that an investment in a CLO, CBO or other CDO depends largely on the type of the collateral securities and the class/tranche of the instrument in which the Fund invests. In addition to the normal risks associated with debt instruments (e.g., interest rate risk and credit risk), CLOs, CBOs and CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the risk that the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or others and may produce unexpected investment results.

Collateralized Loan Obligations Risk
 is the risk of investing in a trust typically collateralized by a pool of loans issued by banks, corporations or any other public or private entity or person, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate or mezzanine loans, including loans that may be rated below investment grade or equivalent unrated loans (“Collateralized Loan Obligations Risk”) or (“CLOs”). In addition to the normal risks associated with debt instruments (e.g., interest rate risk and credit risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the risk that the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or others and may produce unexpected investment results.

Confidential Information Access Risk
 is the risk that, in managing a Fund (and other PIMCO clients), PIMCO may from time to time have the opportunity to receive material, non-public
information (“Confidential Information”) about the issuers of certain investments, including, without limitation, senior floating rate loans, other loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. If PIMCO intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

Contingent Convertible Securities Risk
 is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that the principal amount due can be written down to a lesser amount (including potentially to zero), and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund.

Convertible Securities Risk
 is the risk that the market values of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Convertible securities are often rated below investment grade or not rated.

Counterparty Risk
 is the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other

108	PIMCO CLOSED-END FUNDS

June 30, 2024

instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up,
bankruptcy, or other analogous proceeding.

“Covenant-lite” Obligations Risk
 is the risk that covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite loans may carry more risk than traditional loans as they allow individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.

Credit Default Swaps Risk
 is the risk of investing in credit default swaps, including illiquidity risk, counterparty risk, leverage risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller (if any), coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein. As the seller, a Fund would receive a stream of payments over the term of the swap agreement provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. A Fund would effectively add leverage to its portfolio because, if a default occurs, the stream of payments may stop and, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. In addition, selling credit default swaps may not be profitable for the Fund if no secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times.

Credit Risk
 is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), the counterparty to a derivative contract, or the issuer or guarantor of collateral, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments or to otherwise honor its financial obligations. The risk that such issuer, guarantor or counterparty is less willing or able to do so is heightened in market environments where interest rates are rising. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Currency Risk
 is the risk that investments denominated in foreign
(non-U.S.)
currencies or that trade in and receive revenues in, foreign
(non-U.S.)
currencies, or derivatives or other instruments that provide exposure to foreign
(non-U.S.)
currencies may decline in value, due to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Cyber Security Risk
 is the risk that, as the use of technology, including cloud-based technology, has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events from outside threat actors or internal resources that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction, lose operational capacity, result in the unauthorized release or other misuse of confidential information or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders.

These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third-party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.

Debt Securities Risk
 is the risk that prices of bonds and other fixed income securities will generally increase as interest rates fall and decrease as interest rates rise. Income from the Fund’s portfolio may decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the portfolio’s current earnings rate. The value of most bond funds and fixed income securities are impacted by changes in interest rates. Bonds

ANNUAL REPORT	|	JUNE 30, 2024	109

Notes to Financial Statements	(Cont.)

and bond funds with longer durations tend to be more sensitive and more volatile than securities with shorter durations; bond prices generally fall as interest rates rise.
Derivatives Risk
 is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar investment may also create margin delivery or settlement payment obligations for a Fund. A Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility.
Non-centrally
cleared
over-the-counter
(“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally
cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related investments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/ or adversely affect the value of derivatives or other similar investments and a Fund’s performance.
Distressed and Defaulted Securities Risk
 is the risk of investing in the securities of financially distressed issuers, including the risk of default. These securities may fluctuate more in price and are typically less liquid. Distressed securities generally trade significantly below “par” or fall value.
The Fund also will be subject to significant uncertainty as to when, and in what manner, and for what value obligations evidenced by securities of financially distressed issuers will eventually be satisfied.
Distribution Rate Risk
 is the risk that, although the Fund may seek to maintain level distributions, the Fund’s distribution rates may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund’s distribution rate or that the rate will be sustainable in the future.
Emerging Markets Risk
 is the risk of investing in emerging market securities, primarily increased foreign
(non-U.S.)
investment risk.
Equity Securities and Related Market Risk
 is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.
Focused Investment Risk
 is the risk that, to the extent that the Fund focuses its investments in a particular industry, country or geographic region, the NAV of its common shares will be more susceptible to events or factors affecting companies in that industry, country or geographic region.
Foreign
(Non-U.S.)
Investment Risk
 is the risk that investing in foreign
(non-U.S.)
securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.
High Yield Securities Risk
 is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks, including the risk that a court will subordinate high yield senior debt to other debt of the issuer or take other actions detrimental to holders of the senior debt. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments and may be more volatile than higher- rated securities of similar maturity.
Inflation/Deflation Risk
 is the risk that the value of assets or income from a Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and common shares.
Inflation-Indexed Security Risk
 is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates

110	PIMCO CLOSED-END FUNDS

June 30, 2024

caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income for the amount of the increase in the calendar year, even though the Fund will not receive the principal until maturity.
Interest Rate Risk
 is the risk that fixed income securities and other instruments in a Fund’s portfolio will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.
Issuer Risk
 is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, major litigation, investigations or other controversies, changes in financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives, financial leverage, reputation or reduced demand for the issuer’s goods or services.
Leverage Risk
 is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. Leveraging transactions pursued by a Fund may increase its duration and sensitivity to interest rate movements. This means that leverage entails a heightened risk of loss.
Liquidity Risk
 is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or possibly require a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.
Loans and Other Indebtedness; Loan Participations and Assignments Risk
 is the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the values of a loan. Additionally, there is a risk that the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and the Fund could become part owner of any collateral if a loan is foreclosed, subjecting a Fund to costs associated with owning and disposing of the collateral.
In the event of the insolvency of the lender selling a participation, there is a risk that a Fund may be treated as a general creditor of the lender and may not benefit from any set-off
between the lender and the borrower.
If a loan is foreclosed, the Fund may become owner of the loan’s collateral. The Fund may bear the costs and liabilities associated with owning and holding or disposing of the collateral.
There is the risk that a Fund may have difficulty disposing of loans and loan participations due to the lack of a liquid secondary market for loans and loan participations.
To the extent a Fund acquires loans, including bank loans, the Fund may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk than funds that do not acquire such instruments.
Management Risk
 is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.
Market Risk
 is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries or companies.
Market Discount Risk
 is the risk that the price of a Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed-end
management investment companies frequently trade at a discount from their net asset value.
Market Disruptions Risk
 is the risk of investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, military conflicts, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), bank failures and natural/environmental disasters, climate-change and climate related events, which can all negatively impact the securities markets and

ANNUAL REPORT	|	JUNE 30, 2024	111

Notes to Financial Statements	(Cont.)

cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund.

Mortgage-Related and Other Asset-Backed Securities Risk
 is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Mortgage-Related Derivative Instruments Risk
 is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. A Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks.

Operational Risk
 is the risk arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Other Investment Companies Risk
 is the risk that Common Shareholders may be subject to duplicative expenses to the extent a Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage.

Platform Risk
 is the risk resulting from the fact that the Alt Lending ABS in which the Fund invests are typically not listed on any securities exchange and not registered under the Securities Act. In addition, the Fund anticipates that these instruments may only be sold to a limited number of investors and may have a limited or non-existent
secondary market. Accordingly, the Fund currently expects that certain of the investments in Alt Lending ABS will face heightened levels of liquidity risk. Although currently there is generally no active reliable, secondary market for certain Alt Lending ABS, a secondary market for these Alt Lending ABS may develop. If the Fund purchases Alt Lending ABS on an alternative lending platform, the Fund will have the right to receive principal and interest payments due on loans underlying the Alt Lending ABS only if the platform servicing the loans receives the borrower’s payments on such loans and passes such payments through to the Fund. If a borrower is unable or fails to make payments on a loan for any reason, the Fund may be greatly limited in its ability to recover any outstanding principal or interest due, as (among other reasons) the Fund may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated. For example, the loan may be unsecured or under-collateralized and/or it may be impracticable to commence a legal proceeding against the defaulting borrower.

Portfolio Turnover Risk
 is the risk that a high portfolio turnover will result in greater expenses to a Fund, including brokerage commissions or dealer mark-ups
and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses) and may adversely affect the Fund’s after-tax
returns.

Potential Conflicts of Interest Risk — Allocation of Investment Opportunities
 is the risk that PIMCO’s or any of its affiliate’s interests or the interests of its clients may conflict with those of the Funds and the results of a Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by PIMCO or its affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund’s affiliates and/or other accounts managed by PIMCO or its affiliates, including proprietary accounts, achieve profits on their trading.

Preferred Securities Risk
 is the risk that certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions which may require the Fund to include the amount of the deferred distribution in its taxable income for tax purposes although it does not currently receive such amount in cash. Additionally, preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. Government securities.

Privacy and Data Security Risk
 is the risk resulting from the fact that the Gramm-Leach-Bliley Act (“GLBA”) and other laws limit the disclosure of certain non-public
personal information about a consumer to
non-affiliated
third parties and require financial institutions to disclose certain privacy policies and practices with respect to information sharing with both affiliates and non-affiliated
third parties. Many states and a number of
non-U.S.
jurisdictions have enacted

112	PIMCO CLOSED-END FUNDS

June 30, 2024

privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other laws deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the U.S. Federal Trade Commission and the SEC implement GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. platforms following certain models generally are required to have privacy policies that conform to these GLBA and other requirements. In addition, such platforms typically have policies and procedures intended to maintain platform participants’ personal information securely and dispose of it properly.

Private Placement and Restricted Securities Risk
 is the risk that securities received in a private placement may be subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities and the risk that a Fund’s investment in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act, may be relatively less liquid than registered securities traded on established securities markets. The Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks. Privately-Issued Mortgage-Related Securities Risk is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental
issuers.

Real Estate Risk
 is the risk associated with investing in real estate investments, including investments in equity or debt securities issued by private and public real estate investment trusts (“REITs”), real estate operating companies (“REOCs”), private or public real estate-related loans and real estate-linked derivative instruments. The Fund will be subject to the risks associated with owning real estate and with the real estate industry generally.

Reinvestment Risk
 is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons.

REIT Risk
 is the risk associated with investing in REITs, which are pooled investment vehicles that own, and usually operate, income- producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not typically taxed on the income distributed to shareholders. Therefore, REITs may pay higher dividends than other issuers.

Regulatory Changes Risk
 is the risk that is associated with the fact that financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and /or preclude the Fund’s ability to achieve its investment objectives. Government regulation may change frequently and may have significant adverse consequences. The Fund and PIMCO have historically been eligible for exemptions from certain regulations.

However, there is no assurance that the Fund and PIMCO will continue to be eligible for such exemptions. Moreover, government regulation may have unpredictable and unintended effects.

Regulatory Risk — Commodity Pool Operator
 is the risk associated with the CFTC’s adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in futures, options on futures or commodities, swaps, or other financial instruments regulated under the Commodity Exchange Act (“CEA”) and the rules thereunder (“commodity interests”), or if the Fund markets itself as providing investment exposure to such instruments. PIMCO is registered with the CFTC as a Commodity Pool Operator.

Regulatory Risk — LIBOR
 is the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Fund rely or relied in the past in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on a Fund, or on certain instruments in which a Fund invests, which can be difficult to ascertain and could result in losses to a Fund.

Repurchase Agreements Risk
 is the risk that, if the party agreeing to repurchase a security should default, a Fund will seek to sell the securities which it holds, which could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Risk Retention Investment Risk
 is the risk associated with the Fund’s investments in risk retention tranches of commercial mortgage-backed securities (“CMBS”) or other eligible securitizations, if any (“risk retention tranches”), which are eligible residual interests typically held

ANNUAL REPORT	|	JUNE 30, 2024	113

Notes to Financial Statements	(Cont.)

by the sponsors of such securitizations pursuant to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act (the “U.S. Risk Retention Rules”). There can be no assurance that the applicable federal agencies charged with the implementation of the final U.S. Risk Retention Rules (the Federal Deposit Insurance Corporation, the Comptroller of the Currency, the Federal Reserve Board, the SEC, the Department of Housing and Urban Development, and the Federal Housing Finance Agency) could not take positions in the future that differ from the interpretation of such rules taken or embodied in such securitizations, or that the final U.S. Risk Retention Rules will not change. Furthermore, if the Fund breaches any undertakings in any risk retention agreement, it will be exposed to claims by the other parties thereto, including for any losses incurred as a result of such breach, which could be significant and exceed the value of the Fund’s investments.
Securities Lending Risk
 is the risk that, when a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned and lose rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to a party arranging the loan, which may be an affiliate of the Fund.
Senior Debt Risk
 is the risk that the Fund may be subject to greater levels of credit risk than funds that do not invest in below investment grade senior debt. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments.
Short Exposure Risk
 is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Fund.
Smaller Company Risk
 is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.
Sovereign Debt Risk
 is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.
Special Purpose Acquisition Companies (“SPACs”) Risk
 is the risk that, because SPACs and similar entities are in essence “blank check” companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. A SPAC’s structure may result in significant dilution of a stockholder’s share value immediately upon the completion of a business combination due to, among other reasons, interests held by the SPAC sponsor, conversion of warrants into additional shares, shares issued in connection with a business combination and/or certain embedded costs. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter
market, may be considered illiquid and/or be subject to restrictions on resale.
Structured Investments Risk
 is the risk that a Fund’s investment in structured products, including, structured notes, credit-linked notes and other types of structured products bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Structured products generally entail risks associated with derivative instruments.
Subprime Risk
 is the risk that loans, and debt instruments collateralized by loans (including Alt Lending ABS), acquired by the Fund may be subprime in quality, or may become subprime in quality. Although there is no specific legal or market definition of “subprime,” subprime loans are generally understood to refer to loans made to borrowers that display poor credit histories and other characteristics that correlate with a higher default risk. Accordingly, subprime loans, and debt instruments secured by such loans, have speculative characteristics and are subject to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with investments in high yield securities. In addition, these instruments could be subject to increased regulatory scrutiny. The Fund is not restricted by any particular borrower credit criteria when acquiring loans or debt instruments collateralized by loans.
Subsidiary Risk
 is the risk that, by investing in a Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. Fund subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

114	PIMCO CLOSED-END FUNDS

June 30, 2024

Synthetic Convertible Securities Risk
 is the risk that the values of synthetic convertible securities will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, (such as a debt security and a warrant or option to purchase another security), each with its own market value. Synthetic convertible securities are also subject to the risks associated with derivatives. In addition, if the value of the underlying common stock or the level of the index involved in the convertible element falls below the strike price of the warrant or option, the warrant or option may lose all value.

Tax Risk
 is the risk that if, in any year, a Fund were to fail to qualify for treatment as a regulated investment company under the Tax Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.

U.S. Government Securities Risk
 is the risk that the obligations supported by (i) the full faith and credit of the United States, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase the agency’s obligations (iv) or only by the credit of the agency, instrumentality or corporation will not be satisfied in full, or that such obligations will decrease in value or default. U.S. government securities are subject to market risk, interest rate risk and credit risk.

Valuation Risk
 is the risk that fair value pricing used when market quotations are not readily available may not result in adjustments to the prices of securities or other assets, or that fair value pricing may not reflect actual market value. It is possible that the fair value determined in good faith for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Zero-Coupon Bond,
Step-Ups
and
Payment-in-Kind
Securities Risk
 is the risk presented by the market prices of
zero-coupon,
step ups and
payment-in-kind
securities generally being more volatile than the prices of securities that pay interest periodically and in cash and being likely to respond to changes in interest rates to a greater degree than other types of debt securities with similar maturities and credit quality. In addition, as these securities may not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio.
(a) Other Risks
In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see a Fund’s then-currently effective prospectus and statement of additional information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged
exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a

ANNUAL REPORT	|	JUNE 30, 2024	115

Notes to Financial Statements	(Cont.)

component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the CFTC. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. FCM customers, such as the Funds, are permitted to transfer their customer account (and cleared derivative transactions held in such customer account) from one FCM to another FCM. Upon completion of the transfer, the customer maintains the same economic position with respect to the outstanding exposure. As such, these transfers are not recognized as dispositions and reacquisitions of the affected derivative positions. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The porting of exposure between FCMs has no impact on the market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin; these values as of period end are disclosed in the Notes to Schedules of Investments.
Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee
 PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Manager to the Funds, pursuant to an investment management agreement.

Pursuant to the Investment Management Agreements with PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for providing to each Fund investment guidance and policy direction in connection with the management of the Fund, including

116	PIMCO CLOSED-END FUNDS

June 30, 2024

oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, NYSE listing and related fees, tax services, valuation services and other services the Funds require for their daily operations.

Pursuant to the Agreements, PIMCO receives an annual fee, payable monthly, at the annual rates shown in the table below:

Fund Name	Annual Rate

PIMCO Corporate & Income Opportunity Fund	0.65%	(1)

PIMCO Corporate & Income Strategy Fund	0.81%	(1)

PIMCO High Income Fund	0.76%	(1)

PIMCO Income Strategy Fund	0.86%	(2)

PIMCO Income Strategy Fund II	0.83%	(2)

(1)	Management fees calculated based on the Fund’s average daily net asset value (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).
(2)
Management fees calculated based on the Fund’s average weekly “total managed assets”. Total managed assets include total assets of each Fund (including any assets attributable to any preferred shares or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage).

In rendering investment advisory services to each Fund, PIMCO may use the resources of one or more foreign
(non-U.S.)
affiliates that are not registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “PIMCO Overseas Affiliates”), to provide portfolio management, research and trading services to a Fund under the Memorandums of Understanding (“MOUs”). Each of the PIMCO Overseas Affiliates are Participating Affiliates of PIMCO as that term is used in relief granted by the staff of the SEC allowing U.S. registered advisers to use investment advisory and trading resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. Each PIMCO Overseas Affiliate and any of their respective employees who provide services to the Funds are considered under the MOUs to be “associated persons” of PIMCO as that term is defined in the Advisers Act for purposes of PIMCO’s required supervision.

(b) Fund Expenses
Each Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Fund, subject to specific or general authorization by the Board (for example, so-called
“broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments))); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, that may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) organizational and offering expenses of the Fund, including with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; and (xii) expenses of the Fund which are capitalized in accordance with U.S. GAAP. Without limiting the generality or scope of the foregoing, it is understood that the Funds may bear such expenses either directly or indirectly through contracts or arrangements with PIMCO or an affiliated or unaffiliated third-party.

Each of the Trustees of the Funds who is not an interested person under Section 2(a)(19) of the Act, (the “Independent Trustees”), also serves as a trustee of a number of other closed-end
funds for which

ANNUAL REPORT	|	JUNE 30, 2024	117

Notes to Financial Statements	(Cont.)

PIMCO serves as investment manager (together with the Funds, the “PIMCO
Closed-End
Funds”), as well as PIMCO California Flexible Municipal Income Fund, PIMCO Flexible Emerging Markets Income Fund, PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund, each a closed end management investment company managed by PIMCO that is operated as an “interval fund” and PIMCO Managed Accounts Trust, an open-end
management investment company with multiple series for which PIMCO serves as investment adviser and administrator.

The Funds pay no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Funds from the Manager or its affiliates.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

The Funds have received exemptive relief from the SEC that, to the extent the Funds rely on such relief, permits it to (among other things) co-invest with certain other persons, including certain affiliates of the Advisor and certain public or private funds managed by the Advisor and its affiliates, subject to certain terms and conditions. The exemptive relief from the SEC with respect to co-investments imposes extensive conditions on any co-investments made in reliance on such relief.
11. GUARANTEES AND INDEMNIFICATIONS

Under each Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups
and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2024, were as follows (amounts in thousands
†
):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Corporate & Income Opportunity Fund	$4,771	$2,350	$874,205	$587,089

PIMCO Corporate & Income Strategy Fund	0	1,304	302,733	177,975

PIMCO High Income Fund	1,366	1,365	263,911	217,802

PIMCO Income Strategy Fund	115	646	71,262	65,301

PIMCO Income Strategy Fund II	0	0	181,348	187,895

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. COMMON SHARES OFFERING

Each of PIMCO Corporate & Income Opportunity Fund (“PTY”), PIMCO Corporate & Income Strategy Fund (“PCN”), PIMCO High Income Fund (“PHK”), PIMCO Income Strategy Fund (“PFL”) and PIMCO Income Strategy Fund II (“PFN”) has authorized an unlimited number of Common Shares at a par value of $0.00001 per share (each of the foregoing Fund’s shares as the context requires, “Common Shares”).

As of the end of the reporting period, each Fund had an effective registration statement on file with the SEC authorizing the Fund to issue shares through the “shelf” registration process pursuant to
Rule 415 under the Securities Act (each, a “Shelf Registration Statement”). Pursuant to such Shelf Registration Statements, each Fund may offer and sell Common Shares having an aggregate offering value of up to amounts shown in the table below. Each Fund may have had one or more prior Shelf Registration Statements in effect during this and/or previous fiscal periods authorizing the sale of additional Common Shares.

Each Fund has entered into a sales agreement (a “Sales Agreement”) with JonesTrading Institutional Services LLC (“JonesTrading”), pursuant to which each Fund may offer and sell its Common Shares offered by

118	PIMCO CLOSED-END FUNDS

June 30, 2024

an applicable prospectus supplement through JonesTrading as its agent in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices. Each Fund will pay JonesTrading compensation of up to 1.00% of the gross proceeds with respect to sales of the Common Shares actually effected by JonesTrading under its respective Sales Agreement.

The aggregate dollar amount of Common Shares registered under each Fund’s Shelf Registration Statement (or its most recent prospectus supplement, if less than such registered amount) as of the end of the periods described below, as well as the number of Common Shares sold and the total amount of offering proceeds (net of offering costs, if any) received by each Fund under one or more Shelf Registration Statements during the Fund’s most recent and prior fiscal periods were as follows:

	PTY		PCN		PHK
	Year Ended 06/30/2024	Year Ended 06/30/2023	Year Ended 06/30/2024	Year Ended 06/30/2023	Year Ended 06/30/2024	Year Ended 06/30/2023

Common Shares registered (aggregate $)	$750,000,000	$600,000,000	$275,000,000	$300,000,000	$200,000,000	$200,000,000

Common Shares sold	19,175,854	17,854,681	7,594,449	4,921,619	8,400,351	10,509,384

Offering proceeds (net of offering costs)	$264,294,923	$231,908,265	$97,349,002	$63,274,805	$40,396,676	$51,682,331

	PFL		PFN
	Year Ended 06/30/2024	Year Ended 06/30/2023	Year Ended 06/30/2024	Year Ended 06/30/2023

Common Shares registered (aggregate $)	$100,000,000	$200,000,000	$200,000,000	$250,000,000

Common Shares sold	2,141,747	2,223,017	2,600,977	4,415,162

Offering proceeds (net of offering costs)	$17,556,417	$19,501,911	$19,022,813	$33,368,586

A Fund may not sell any Common Shares at a price below the NAV of such Common Shares, exclusive of any distributing commission or discount. Sales of the Common Shares, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market”, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices.
14. AUCTION-RATE PREFERRED SHARES
Each series of Auction-Rate Preferred Shares (“ARPS”) outstanding of each Fund has a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends. Dividends are accumulated daily at an annual rate that is typically reset every seven days through auction procedures (or through default procedures in the event of failed auctions). Distributions of net realized capital gains, if any, are paid at least annually.

For the period ended June 30, 2024, the annualized dividend rates on the ARPS ranged from:

Fund Name	Shares Issued Outstanding	High	Low	As of June 30, 2024
PIMCO Corporate & Income Opportunity Fund
Series M	14	10.672%	4.253%	4.269%
Series T	27	10.672%	10.110%	10.672%
Series W	10	10.672%	4.245%	4.269%
Series TH	119	10.672%	10.130%	10.632%
Series F	5	10.672%	4.253%	4.261%
PIMCO Corporate & Income Strategy Fund
Series M	14	8.538%	4.253%	4.269%
Series T	17	8.538%	4.253%	4.269%
Series W †	0	8.538%	8.104%	N/A
Series TH †	0	8.538%	8.104%	N/A
Series F	12	8.538%	4.253%	4.261%

ANNUAL REPORT	|	JUNE 30, 2024	119

Notes to Financial Statements	(Cont.)

Fund Name	Shares Issued Outstanding	High	Low	As of June 30, 2024
PIMCO High Income Fund
Series M	8	8.538%	4.253%	4.269%
Series T	21	8.538%	4.253%	4.269%
Series W	8	8.538%	4.245%	4.269%
Series TH	24	8.538%	4.253%	4.253%
Series F	6	8.538%	4.253%	4.261%
PIMCO Income Strategy Fund
Series T	10	10.876%	4.278%	4.278%
Series W	13	10.836%	4.278%	4.278%
Series TH	14	10.876%	4.278%	4.294%
PIMCO Income Strategy Fund II
Series M	7	10.856%	4.278%	4.286%
Series T	1	10.876%	4.278%	4.278%
Series W	5	10.836%	4.278%	4.278%
Series TH	95	10.876%	10.200%	10.736%

Series F	22	10.856%	10.180%	10.756%

†	Prior to April 12, 2024, PIMCO Corporate & Income Strategy Fund had Series W and Series TH ARPS outstanding.

Each Fund is subject to certain limitations and restrictions while ARPS are outstanding. Failure to comply with these limitations and restrictions could preclude a Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of ARPS at their liquidation preference plus any accumulated, unpaid dividends.
Ratings agencies may change their methodologies for evaluating and providing ratings for shares of closed-end
funds at any time and in their
sole discretion, which may affect the rating (if any) of a Fund’s shares. In addition, ratings downgrades may result in an increase to the Fund’s Maximum Rate, as defined below.
Auction-Rate Preferred shareholders of each Fund, who are entitled to one vote per share, generally vote together with the common shareholders of the Fund but vote separately as a class to elect two Trustees of the Fund and on certain matters adversely affecting the rights of the ARPS.

Since
mid-February
2008, holders of ARPS issued by the Funds have been directly impacted by a lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end
funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate,” as defined for the Funds in the table below:

Fund Name		Applicable %		Reference Rate		Maximum Rate (1)
PIMCO Corporate & Income Opportunity Fund		200%	x	7-day “AA” Financial Composite Commercial Paper Rates	=	Maximum Rate for PTY
PIMCO Corporate & Income Strategy Fund		160%	x	7-day “AA” Financial Composite Commercial Paper Rates	=	Maximum Rate for PCN
PIMCO High Income Fund		160%	x	7-day “AA” Financial Composite Commercial Paper Rates	=	Maximum Rate for PHK
PIMCO Income Strategy Fund	The higher of	200% 2.00%	x +	LIBOR Replacement Rate (3) OR LIBOR Replacement Rate (3)	= =	Maximum Rate for PFL	(2)
PIMCO Income Strategy Fund II	The higher of	200% 2.00%	x +	LIBOR Replacement Rate (3) OR LIBOR Replacement Rate (3)	= =	Maximum Rate for PFN	(2)

(1)	In any event, the Maximum Rate will not be lower than 0%.
(2)	For the avoidance of doubt, the Maximum Rate for PFL and PFN may be less than the Applicable %, but will not be lower than 0%.
(3)	LIBOR Replacement Rate means prior business day’s SOFR rate plus the spread adjustment of 0.03839%.

120	PIMCO CLOSED-END FUNDS

June 30, 2024

The maximum rate is a function of short-term interest rates and is typically but not necessarily, higher than the rate that would have otherwise been set through a successful auction. If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Fund’s common shareholders could be adversely affected.

On August 14, 2023, the Funds commenced a voluntary tender offer for up to 100% of each Fund’s outstanding ARPS at a price equal to 96% with respect to PTY, 93.25% with respect to PCN and PHK and 94.25% with respect to PFL and PFN, of the ARPS’ per share liquidation preference of $25,000 per share (or $24,000 per share for PTY, $23,312.50 per share for PCN and PHK, and $23,562.50 per share of PFL and PFN) and any unpaid but accrued dividends (each, a “2023 Tender Offer”).
Each Fund’s 2023 Tender Offer expired at 5:00 p.m., New York City time, on September 18, 2023.

On March 12, 2024, the Funds commenced a voluntary tender offer for up to 100% of each Fund’s outstanding ARPS at a price equal to 98% with respect to PTY, 94.25% with respect to PCN and PHK and 96% with respect to PFL and PFN, of the ARPS’ per share liquidation preference of $25,000 per share (or $24,500 per share for PTY, $23,562.50 per share for PCN and PHK, and $24,000 per share of PFL and PFN) and any unpaid but accrued dividends (each, a “2024 Tender Offer”).

Each Fund’s 2024 Tender Offer expired at 5:00 p.m., New York City time, on April 12, 2024.

Details of the ARPS tendered and not withdrawn for each Fund for the reporting period ended June 30, 2024 are provided in the table below:

Fund Name	Liquidation Preference Per Share	Weighted Average Tender Offer Price Per Share	Weighted Average Price Percentage	Cash Exchanged for ARPS Tendered	ARPS Outstanding as of 06/30/2023	ARPS Tendered	ARPS Outstanding After Tender Offer as of 06/30/2024

PIMCO Corporate & Income Opportunity Fund	$25,000	$24,195	97%	$201,567,000	8,506	8,331	175

PIMCO Corporate & Income Strategy Fund	$25,000	$23,445	94%	$21,053,625	941	898	43

PIMCO High Income Fund	$25,000	$23,498	94%	$52,988,188	2,322	2,255	67

PIMCO Income Strategy Fund	$25,000	$23,653	95%	$41,889,750	1,808	1,771	37

PIMCO Income Strategy Fund II	$25,000	$23,748	95%	$79,958,813	3,497	3,367	130

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made. Due to the timing of when distributions are made by a Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. Due to the timing of when distributions are made by a Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2024, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

ANNUAL REPORT	|	JUNE 30, 2024	121

Notes to Financial Statements	(Cont.)

As of June 30, 2024, the components of distributable taxable earnings are as follows (amounts in thousands
†
):

	Undistributed Ordinary Income (1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses (4)	Qualified Late-Year Loss Deferral - Capital (5)	Qualified Late-Year Loss Deferral - Ordinary (6)	Total Components of Distributable Earnings

PIMCO Corporate & Income Opportunity Fund	$0	$0	$(122,624)	$(19,249)	$(359,045)	$0	$0	$(500,918)

PIMCO Corporate & Income Strategy Fund	0	0	(32,178)	(6,462)	(121,875)	0	0	(160,515)

PIMCO High Income Fund	0	0	(50,099)	(7,576)	(304,824)	0	0	(362,499)

PIMCO Income Strategy Fund	0	0	4,712	(3,273)	(105,919)	0	0	(104,480)

PIMCO Income Strategy Fund II	0	0	(13,792)	(6,268)	(199,570)	0	0	(219,630)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)
Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on hyperinflationary investments, swap contracts, straddle loss deferrals, passive foreign investment companies (PFICs), interest accrued on defaulted securities, return of capital distributions from underlying funds, grantor trusts, and partnerships.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2023 through June 30, 2024 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)
Specified losses realized during the period November 1, 2023 through June 30, 2024 and Ordinary losses realized during the period January 1, 2024 through June 30, 2024 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.
As of June 30, 2024, the Funds had the following post-effective capital losses with no expiration (amounts in thousands
†
):

	Short-Term	Long-Term

PIMCO Corporate & Income Opportunity Fund	$194,265	$164,780

PIMCO Corporate & Income Strategy Fund	66,519	55,356

PIMCO High Income Fund	164,618	140,206

PIMCO Income Strategy Fund	40,711	65,208

PIMCO Income Strategy Fund II	94,316	105,254

†	A zero balance may reflect actual amounts rounding to less than one thousand.
As of June 30, 2024, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands
†
):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (7)

PIMCO Corporate & Income Opportunity Fund	$2,429,656	$330,987	$(453,903)	$(122,916)

PIMCO Corporate & Income Strategy Fund	856,970	137,236	(169,493)	(32,257)

PIMCO High Income Fund	1,038,140	285,794	(335,960)	(50,166)

PIMCO Income Strategy Fund	429,471	95,568	(90,880)	4,688

PIMCO Income Strategy Fund II	828,975	173,121	(186,905)	(13,784)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)
Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on hyperinflationary investments, swap contracts, straddle loss deferrals, passive foreign investment companies (PFICs), interest accrued on defaulted securities, return of capital distributions from underlying funds, grantor trusts, and partnerships.

122	PIMCO CLOSED-END FUNDS

June 30, 2024

For the fiscal years ended June 30, 2024 and June 30, 2023, respectively, the Funds made the following tax basis distributions (amounts in thousands
†
):

	June 30, 2024			June 30, 2023

	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)

PIMCO Corporate & Income Opportunity Fund	$152,842	$0	$71,491	$222,610	$0	$0

PIMCO Corporate & Income Strategy Fund	53,888	0	18,729	71,335	0	0

PIMCO High Income Fund	76,436	0	14,503	84,764	0	0

PIMCO Income Strategy Fund	26,643	0	13,156	39,642	0	0

PIMCO Income Strategy Fund II	53,001	0	25,020	76,943	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)
A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in
capital to more appropriately conform financial accounting to tax accounting.

17. SUBSEQUENT EVENTS
In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.
On July 01, 2024, the following distributions were declared to common shareholders payable August 01, 2024 to shareholders of record on July 11, 2024:

PIMCO Corporate & Income Opportunity Fund	$0.118800 per common share
PIMCO Corporate & Income Strategy Fund	$0.112500 per common share
PIMCO High Income Fund	$0.048000 per common share
PIMCO Income Strategy Fund	$0.081400 per common share
PIMCO Income Strategy Fund II	$0.071800 per common share
On August 01, 2024, the following distributions were declared to common shareholders payable September 03, 2024 to shareholders of record on August 12, 2024:

PIMCO Corporate & Income Opportunity Fund	$0.118800 per common share
PIMCO Corporate & Income Strategy Fund	$0.112500 per common share
PIMCO High Income Fund	$0.048000 per common share
PIMCO Income Strategy Fund	$0.081400 per common share
PIMCO Income Strategy Fund II	$0.071800 per common share
The Board of each Fund has approved the redemption of all remaining outstanding ARPS of each series issued by the Fund. Each Fund expects to redeem each series of the ARPS at the full liquidation preference
(i.e., “face value”) of the ARPS of $25,000 per share, plus any unpaid dividends accrued through the date of redemption, sometime between September 14, 2024 and December 31, 2024. Each respective Fund reserves the right to postpone or cancel the redemption in its sole discretion.
Effective as of September 20, 2024, (a) the non-fundamental investment guideline below applies to PHK, PFL and PFN; and (b) the non-fundamental investment guideline below replaces the existing 25% guideline of each of PCN and PTY to invest at least 25% of its total assets in corporate debt obligations and other corporate income-producing securities:
The Fund normally invests at least 50% of its total assets in corporate debt obligations and other corporate securities, including fixed-, variable- and floating-rate bonds, debentures, notes and other similar types of corporate debt instruments, such as preferred shares, convertible securities, bank loans and loan participations and assignments, payment-in-kind securities, step-ups, zero-coupon bonds, bank capital securities, bank certificates of deposit, fixed time deposits and bankers’ acceptances, stressed debt securities, structured notes and other hybrid instruments, common stocks and other equity securities.
There were no other subsequent events identified that require recognition or disclosure.

ANNUAL REPORT	|	JUNE 30, 2024	123

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II (hereafter collectively referred to as the “Funds”) as of June 30, 2024, the related statements of operations and cash flows for the year ended June 30, 2024, the statements of changes in net assets for each of the two years in the period ended June 30, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2024, the results of each of their operations and each of their cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2024, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2024 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 27, 2024
We have served as the auditor of one or more investment companies in PIMCO Taxable
Closed-End
Funds since 1995.

124	PIMCO CLOSED-END FUNDS

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	FICC	Fixed Income Clearing Corporation	NXN	Natixis New York

BMO	BMO Capital Markets Corporation	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada

BOA	Bank of America N.A.	GST	Goldman Sachs International	RCY	Royal Bank of Canada

BOS	BofA Securities, Inc.	IND	Crédit Agricole Corporate and Investment Bank S.A.	RTA	RBC (Barbados) Trading Bank Corp.

BPS	BNP Paribas S.A.	JPM	JP Morgan Chase Bank N.A.	SAL	Citigroup Global Markets, Inc.

BRC	Barclays Bank PLC	JPS	J.P. Morgan Securities LLC	SCX	Standard Chartered Bank, London

BYR	The Bank of Nova Scotia - Toronto	MBC	HSBC Bank Plc	SOG	Societe Generale Paris

CBK	Citibank N.A.	MEI	Merrill Lynch International	TDM	TD Securities (USA) LLC

CDC	Natixis Securities Americas LLC	MSB	Morgan Stanley Bank, N.A	TOR	The Toronto-Dominion Bank

DEU	Deutsche Bank Securities, Inc.	MYC	Morgan Stanley Capital Services LLC	UBS	UBS Securities LLC

DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC	WFS	Wells Fargo Securities, LLC

FAR	Wells Fargo Bank National Association	NOM	Nomura Securities International, Inc.

Currency Abbreviations:

AUD	Australian Dollar	EUR	Euro	MXN	Mexican Peso

BRL	Brazilian Real	GBP	British Pound	PEN	Peruvian New Sol

CAD	Canadian Dollar	IDR	Indonesian Rupiah	TRY	Turkish New Lira

CNY	Chinese Renminbi (Mainland)	INR	Indian Rupee	USD (or $)	United States Dollar

DOP	Dominican Peso

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	LIBOR06M	6 Month USD-LIBOR	SONIO	Sterling Overnight Interbank Average Rate

BP0003M	3 Month GBP-LIBOR	PRIME	Daily US Prime Rate	US0003M	ICE 3-Month USD LIBOR

LIBOR03M	3 Month USD-LIBOR	SOFR	Secured Overnight Financing Rate

Municipal Bond or Agency Abbreviations:

ACA	American Capital Access Holding Ltd.

Other Abbreviations:

ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	OIS	Overnight Index Swap

ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind

BABs	Build America Bonds	DAC	Designated Activity Company	TBA	To-Be-Announced

BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined

BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding

BRL-CDI	Brazil Interbank Deposit Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

ANNUAL REPORT	|	JUNE 30, 2024	125

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.
Dividend Received Deduction.
 Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2024 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:
Qualified Dividend Income.
 Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended June 30, 2024 was designated as “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2024:
Qualified Interest Income and Qualified Short-Term Capital Gain (for
non-U.S.
resident shareholders only).
 Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2024 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2024 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.
Section
 163(j) Interest Dividends.
 The Funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury
Section 1.163(j)-1(b).
The 163(j) amount of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s) †	Qualified Short-Term Capital Gains (000s) †	163(j) Interest Dividends (000s) †

PIMCO Corporate & Income Opportunity Fund	0%	1.59%	$66,231	$0	$139,800

PIMCO Corporate & Income Strategy Fund	0%	1.74%	29,273	0	41,077

PIMCO High Income Fund	0%	1.80%	39,213	0	51,204

PIMCO Income Strategy Fund	0%	1.90%	13,203	0	26,019

PIMCO Income Strategy Fund II	0%	1.97%	25,466	0	47,184

†	A zero balance may reflect actual amounts rounding to less than one thousand.
Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2025, you will be advised on IRS Form
1099-DIV
as to the federal tax status of the dividends and distributions received by you in calendar year 2024.
Section 199A Dividends.
 Non-corporate
fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO Corporate & Income Opportunity Fund	0%

PIMCO Corporate & Income Strategy Fund	0%

PIMCO High Income Fund	0%

PIMCO Income Strategy Fund	0%

PIMCO Income Strategy Fund II	0%

126	PIMCO CLOSED-END FUNDS

Distribution Information	(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule
19a-1(e)
under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended June 30, 2024 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form
1099-DIV
(for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Corporate & Income Opportunity Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2024	$0.0770	$0.0000	$0.0418	$0.1188

February 2024	$0.0910	$0.0000	$0.0278	$0.1188

March 2024	$0.1038	$0.0000	$0.0150	$0.1188

April 2024	$0.0673	$0.0000	$0.0515	$0.1188

May 2024	$0.1010	$0.0000	$0.0178	$0.1188

June 2024	$0.1022	$0.0000	$0.0166	$0.1188

PIMCO Corporate & Income Strategy Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2024	$0.0735	$0.0000	$0.0390	$0.1125

February 2024	$0.0916	$0.0000	$0.0209	$0.1125

March 2024	$0.1125	$0.0000	$0.0000	$0.1125

April 2024	$0.0558	$0.0000	$0.0567	$0.1125

May 2024	$0.0997	$0.0000	$0.0128	$0.1125

June 2024	$0.1029	$0.0000	$0.0096	$0.1125

PIMCO High Income Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2024	$0.0277	$0.0000	$0.0203	$0.0480

February 2024	$0.0403	$0.0000	$0.0077	$0.0480

March 2024	$0.0437	$0.0000	$0.0043	$0.0480

April 2024	$0.0217	$0.0000	$0.0263	$0.0480

May 2024	$0.0462	$0.0000	$0.0018	$0.0480

June 2024	$0.0418	$0.0000	$0.0062	$0.0480

PIMCO Income Strategy Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2024	$0.0481	$0.0000	$0.0333	$0.0814

February 2024	$0.0702	$0.0000	$0.0112	$0.0814

March 2024	$0.0755	$0.0000	$0.0059	$0.0814

April 2024	$0.0439	$0.0000	$0.0375	$0.0814

May 2024	$0.0658	$0.0000	$0.0156	$0.0814

June 2024	$0.0640	$0.0000	$0.0174	$0.0814

PIMCO Income Strategy Fund II	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2024	$0.0495	$0.0000	$0.0223	$0.0718

February 2024	$0.0586	$0.0000	$0.0132	$0.0718

March 2024	$0.0690	$0.0000	$0.0028	$0.0718

April 2024	$0.0342	$0.0000	$0.0376	$0.0718

May 2024	$0.0641	$0.0000	$0.0077	$0.0718

June 2024	$0.0718	$0.0000	$0.0000	$0.0718

*
The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

ANNUAL REPORT	|	JUNE 30, 2024	127

Shareholder Meeting Results

PIMCO Corporate & Income Opportunity Fund and PIMCO Corporate & Income Strategy Fund held their annual meetings of shareholders on April 26, 2024. Shareholders voted as indicated below:

PIMCO Corporate & Income Opportunity Fund — PTY

The Common and Preferred Shareholders of PTY, voting together as a single class, voted as indicated below with respect to the election of Libby D. Cantrill and the re-election of
Deborah A. DeCotis and Kathleen A. McCartney as Trustees of PTY.

	Affirmative	Withheld Authority

Election of Libby D. Cantrill † — Class I to serve until the annual meeting held during the 2024-2025 fiscal year	100,139,605	3,324,026

Re-election of Deborah A. DeCotis — Class III to serve until the annual meeting held during the 2026-2027 fiscal year	100,139,605	3,324,026

Re-election of Kathleen A. McCartney — Class III to serve until the annual meeting held during the 2026-2027 fiscal year	100,139,605	3,324,026

†	Interested Trustee

The other members of the Board of Trustees at the time of the meeting, namely, Mses. Sarah E. Cogan and E. Grace Vandecruze and Messrs. David N. Fisher and Alan Rappaport continue to serve as Trustees of the Fund.

PIMCO Corporate & Income Strategy Fund — PCN

The Common and Preferred Shareholders of PCN, voting together as a single class, voted as indicated below with respect to the election of Libby D. Cantrill and the re-election of
Kathleen A. McCartney as Trustees of PCN; and the Preferred Shareholders of PCN, voting as a separate class, voted as indicated below with respect to the election of E. Grace Vandecruze as a Trustee of PCN.

	Affirmative	Withheld Authority

Election of Libby D. Cantrill † — Class II to serve until the annual meeting held during the 2024-2025 fiscal year	37,172,610	1,679,621

Election of E. Grace Vandecruze * — Class I to serve until the annual meeting held during the 2026-2027 fiscal year	475	1

Re-election of Kathleen A. McCartney — Class I to serve until the annual meeting held during the 2026-2027 fiscal year	37,172,985	1,679,246

†	Interested Trustee
*	Preferred Shares Trustee

The other members of the Board of Trustees at the time of the meeting, namely, Mses. Sarah E. Cogan and Deborah A. DeCotis and Messrs. David N. Fisher and Alan Rappaport continue to serve as Trustees of the Fund.

PIMCO High Income Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II held their annual meetings of shareholders on June 28, 2024. Shareholders voted as indicated below:

PIMCO High Income Fund — PHK

The Common and Preferred Shareholders of PHK, voting together as a single class, voted as indicated below with respect to the election of Libby D. Cantrill and the re-election Deborah
A. DeCotis as Trustees of PHK.

	Affirmative	Withheld Authority

Election of Libby D. Cantrill † — Class III to serve until the annual meeting held during the 2026-2027 fiscal year	101,126,529	5,855,275

Re-election of Deborah A. DeCotis — Class III to serve until the annual meeting held during the 2026-2027 fiscal year	101,126,529	5,855,275

†	Interested Trustee

The other members of the Board of Trustees at the time of the meeting, namely, Mses. Sarah E. Cogan, Kathleen A. McCartney and E. Grace Vandecruze and Messrs. David N. Fisher and Alan Rappaport continue to serve as Trustees of the Fund.

128	PIMCO CLOSED-END FUNDS

(Unaudited)

PIMCO Income Strategy Fund — PFL

The Common and Preferred Shareholders of PFL, voting together as a single class, voted as indicated below with respect to the re-election
of Libby D. Cantrill and E. Grace Vandecruze as Trustees of PFL.

	Affirmative	Withheld Authority

Re-election of Libby D. Cantrill † — Class II to serve until the annual meeting held during the 2026-2027 fiscal year	25,141,377	1,126,617

Re-election of E. Grace Vandecruze — Class II to serve until the annual meeting held during the 2026-2027 fiscal year	25,141,377	1,126,617

†	Interested Trustee

A quorum was not present with respect to the matter of
re-electing
Alan Rappaport to be voted on by the Preferred Shareholders of PFL voting as a separate class. As a result, Mr. Rappaport will remain in office and continue to serve in his current seat as a Trustee on the Board of PFL as a “holdover” Trustee until the election and qualification of his successor in accordance with PFL’s Amended and Restated Declaration of Trust.

The other members of the Board of Trustees at the time of the meeting, namely, Mses. Sarah E. Cogan, Deborah A. DeCotis and Kathleen A. McCartney and Mr. David N. Fisher continue to serve as Trustees of the Fund.

PIMCO Income Strategy Fund II — PFN

The Common and Preferred Shareholders of PFN, voting together as a single class, voted as indicated below with respect to the re-election
of David N. Fisher as Trustee of PFN.

	Affirmative	Withheld Authority

Re-election of David N. Fisher † — Class I to serve until the annual meeting held during the 2026-2027 fiscal year	57,071,847	3,041,247

†	Interested Trustee

A quorum was not present with respect to the matter of electing Sarah E. Cogan and re-electing
Alan Rappaport to be voted on by the Preferred Shareholders of PFN voting as a separate class. As a result, Ms. Cogan and Mr. Rappaport will remain in office and continue to serve in their current seats as Trustees on the Board of PFN as “holdover” Trustees until the election and qualification of their respective successors in accordance with PFN’s Amended and Restated Declaration of Trust.

The other members of the Board of Trustees at the time of the meeting, namely, Mses. Libby D. Cantrill, Deborah A. DeCotis, Kathleen A. McCartney and E. Grace Vandecruze, continue to serve as Trustees of the Fund.

ANNUAL REPORT	|	JUNE 30, 2024	129

Changes to Portfolio Managers	(Unaudited)

Changes to Portfolio Managers

Effective October 2, 2023, Alfred T. Murata, Mohit Mittal, and Giang Bui are jointly and primarily responsible for the day-to-day
management of each Fund.

Giang Bui

Ms. Bui has been a portfolio manager of the Fund since October 2023. Ms. Bui is an executive vice president in the Newport Beach office and a portfolio manager and trader of securitized debt instruments and bank loans, focusing on collateralized loan obligations (CLOs), leveraged loans, asset-backed collateralized debt obligations, and off-the-run sectors
within structured products. Ms. Bui joined PIMCO in 2000 and is a member of the bank loan portfolio management team, responsible for bank loan investments and the management of PIMCO-issued CLOs. She has 24 years of investment experience and holds an MBA from the Anderson School of Management at the University of California, Los Angeles and an undergraduate degree from the University of California, San Diego.

130	PIMCO CLOSED-END FUNDS

Changes to Board of Trustees	(Unaudited)

Effective June 30, 2024, Mr. Joseph B. Kittredge, Jr. retired from his position as Trustee of the Funds.

ANNUAL REPORT	|	JUNE 30, 2024	131

Dividend Reinvestment Plan

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. Equiniti Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation
 Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of a Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.astfinancial.com, by calling (844) 33-PIMCO, by writing to the Plan Agent, Equiniti Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to each Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan
 For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from each Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common share of a Fund (“NAV”) is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date.

The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with each Fund’s then current policies.

Fees and expenses
 No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although each Fund reserves the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees
 In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all

132	PIMCO CLOSED-END FUNDS

(Unaudited)

or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences
 Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Funds and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, Equiniti Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (844) 33-PIMCO; www.astfinancial.com.

ANNUAL REPORT	|	JUNE 30, 2024	133

Additional Information Regarding the Funds	(Unaudited)

CHANGES OCCURRING SINCE THE PRIOR ANNUAL REPORT
The following information in this annual report is a summary of certain changes during the period since the date of the Funds’ last annual report to shareholders. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.

1.
Effective October 27, 2023, the PIMCO Corporate & Income Strategy Fund’s and the PIMCO Corporate & Income Opportunity Fund’s investment guidelines limiting each Fund’s investments in illiquid investments were removed.

2.
Effective as of September 20, 2024 (a) the
non-fundamental
investment guideline below applies to PHK, PFL and PFN; and (b) the non-fundamental
investment guideline below replaces the existing 25% guideline of each of PCN and PTY to invest at least 25% of its total assets in corporate debt obligations and other corporate income-producing securities:

The Fund normally invests at least 50% of its total assets in corporate debt obligations and other corporate securities, including fixed-, variable- and floating-rate bonds, debentures, notes and other similar types of corporate debt instruments, such as preferred shares, convertible securities, bank loans and loan participations and assignments, payment-in-kind
securities,
step-ups,
zero-coupon
bonds, bank capital securities, bank certificates of deposit, fixed time deposits and bankers’ acceptances, stressed debt securities, structured notes and other hybrid instruments, common stocks and other equity securities.
Unresolved Staff Comments
The Funds do not believe that there are any material unresolved written comments, received 180 days or more before June 30, 2024 from the Staff of the SEC regarding any of the Funds’ periodic or current reports under the Securities Exchange Act or the 1940 Act, or their registration statements.
Portfolio Transactions
The aggregate amounts of brokerage commissions paid by the Funds during the fiscal year ended June 30, 2024 were as follows

Fund Name	Total Commissions Paid	Commissions Paid to Affiliated Brokers

PIMCO Corporate & Income Opportunity Fund	$239	$0

PIMCO Corporate & Income Strategy Fund	53	0

PIMCO High Income Fund	281	0

PIMCO Income Strategy Fund	186	0

PIMCO Income Strategy Fund II	130	0

134	PIMCO CLOSED-END FUNDS

The Funds’ Investment Objectives and Strategies	(Unaudited)

Unless otherwise noted, the information in this section is as o
f
June 30, 2024.
The term “invest” includes both direct investing and indirect investing and the term “investments” includes both direct investments and indirect investments. For example, a Fund may invest indirectly by investing in derivatives or through its wholly-owned subsidiaries (“Subsidiaries”), if applicable. The allocation of a Fund’s assets to a Subsidiary, if applicable, will vary over time and will likely not include all of the different types of investments described herein at any given time.
PIMCO Corporate & Income Opportunity Fund (“PTY”)
Investment Objective and Policies
The Fund’s investment objective is to seek maximum total return through a combination of current income and capital appreciation. The Fund seeks to achieve its investment objective by utilizing a dynamic asset allocation strategy among multiple fixed-income sectors in the global credit markets, including corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, loans (including, but not limited to, bank and/or other syndicated loans and non-syndicated
(private direct) loans), convertible securities and stressed debt securities issued by U.S. or foreign
(non-U.S.)
corporations or other business entities, including emerging market issuers), mortgage-related and other asset-backed securities, government and sovereign debt, taxable municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. The Fund may invest in investment grade debt securities and below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed, distressed and defaulted issuers. The types of securities and instruments in which the Fund may invest are summarized under “Portfolio Contents” below. The Fund cannot assure you that it will achieve its investment objectives, and you could lose all of your investment in the Fund.
Portfolio Management Strategies
Dynamic Allocation Strategy.
 In managing the Fund, the Fund’s investment manager, Pacific Investment Management Company LLC (“PIMCO” or the “Investment Manager”), employs an active approach to allocation among multiple fixed income sectors based on, among other things, market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. With PIMCO’s macroeconomic analysis as the basis for top-down
investment decisions, including geographic and credit sector emphasis, PIMCO manages the Fund with a focus on seeking income generating investment ideas across multiple fixed income sectors, with an emphasis on seeking opportunities in developed and emerging global credit markets. PIMCO may choose to focus on particular countries/regions, asset classes, industries and sectors to the exclusion of others at any time and from time to time based on market conditions and other factors. The relative value assessment within fixed-income sectors draws on PIMCO’s regional and sector specialist insights. The Fund will observe various investment guidelines as summarized below.
Investment Selection Strategies.
 Once the Fund’s
top-down,
portfolio positioning decisions have been made as described above, PIMCO selects particular investments for the Fund by employing a bottom-up,
disciplined credit approach which is driven by fundamental, independent research within each sector/asset class represented in the Fund, with a focus on seeking to identify securities and other instruments with solid and/or improving fundamentals.
PIMCO utilizes strategies that focus on credit quality analysis, duration management and other risk management techniques. PIMCO attempts to identify, through fundamental research driven by independent credit analysis and proprietary analytical tools, debt obligations and other income-producing securities that provide current income and/or opportunities for capital appreciation based on its analysis of the issuer’s credit characteristics and the position of the security in the issuer’s capital structure.
Consideration of yield is only one component of the portfolio managers’ approach in managing the Fund. PIMCO also attempts to identify investments that may appreciate in value based on PIMCO’s assessment of the issuer’s credit characteristics, forecast for interest rates and outlook for particular countries/regions, currencies, industries, sectors and the global economy and bond markets generally.
Credit Quality.
 The Fund may invest in debt instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below
BBB-
by either S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”)), or that are unrated but determined to be of comparable quality. The Fund will not normally invest more than 20% of its total assets in debt instruments, other than mortgage-related and other asset-backed securities, that are, at the time of purchase, rated CCC+ or lower by S& P and Fitch and Caa1 or lower by Moody’s, or that are unrated but determined by PIMCO to be of comparable quality. The Fund may invest without limit in mortgage-related and other asset-backed securities regardless of rating (i.e., of any credit quality). Subject to this 20% restriction, the Fund may invest in issuers of any credit quality (including bonds in the lowest ratings categories) or that are unrated. The Fund may also invest up to 5% of its total assets in defaulted bonds when PIMCO believes that the issuer’s potential revenues and prospects for recovery are favorable, except that the Fund may invest in mortgage-related and other asset-backed securities

ANNUAL REPORT	|	JUNE 30, 2024	135

The Funds’ Investment Objectives and Strategies	(Cont.)

without regard to this limit, subject to the Fund’s other investment policies. For purposes of applying the foregoing policies, in the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Fund will apply the higher of the applicable ratings. Subject to the aforementioned investment restrictions, the Fund may invest in securities of stressed, distressed or defaulted issuers, which include securities at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s or CC or lower by S&P or Fitch) or, if unrated, are determined by PIMCO to be of comparable quality. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics. The Fund may, for hedging, investment or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation.
Independent Credit Analysis.
 PIMCO relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio managers utilize this information in an attempt to manage credit risk and/or to identify issuers, industries or sectors that are undervalued and/or that offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities will be particularly important to the extent that the Fund invests in high yield securities and in securities of emerging market issuers.
Duration Management.
 It is expected that the Fund normally will have a short to intermediate average portfolio duration (i.e., within a zero to eight (0 to 8) year range), as calculated by PIMCO, although it may be shorter or longer at any time or from time to time depending on market conditions and other factors. While the Fund seeks to maintain a short to intermediate average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Fund may invest. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. For example, if the Fund has an average portfolio duration of eight years, a 1% increase in interest rates would tend to correspond to an 8% decrease in the value of the Fund’s debt portfolio. The Fund’s duration strategy may entail maintaining a negative average portfolio duration from time to time, which would potentially benefit the portfolio in an environment of rising market interest rates, but would generally adversely impact the portfolio in an environment of falling or neutral market interest rates. See “Principal Risks of the Funds-Interest Rate Risk.” The Fund may use various derivatives strategies to manage (increase or decrease) the dollar-weighted average effective duration of the Fund’s portfolio.
PIMCO may also utilize certain strategies, including without limit investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful.
Portfolio Contents
Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets plus borrowings for investment purposes in a combination of corporate debt obligations of varying maturities, other corporate income-producing securities, and income-producing securities of non-corporate
issuers, such as U.S. Government securities, municipal securities and mortgage-backed and other asset-backed securities issued on a public or private basis (the “80% Policy”). The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to corporate debt obligations of varying maturities, other corporate income-producing securities, and income-producing securities of non-corporate
issuers will be counted toward satisfaction of this 80% Policy. The Fund will normally invest at least 25% of its total assets in corporate debt obligations and other corporate income-producing securities. Corporate income-producing securities include fixed-, variable- and floating-rate bonds, debentures, notes and other similar types of corporate debt instruments, such as preferred shares, convertible securities, loans (including, but not limited to, bank and/or other syndicated loans and non-syndicated
(private direct) loans) and loan participations and assignments, payment-in-kind
securities,
step-ups,
zero-coupon
bonds, bank capital securities, bank certificates of deposit, fixed time deposits and bankers’ acceptances, stressed debt securities, structured notes and other hybrid instruments. Certain corporate income-producing securities, such as convertible bonds, also may include the right to participate in equity appreciation, and PIMCO will generally evaluate those instruments based primarily on their debt characteristics. In satisfying the Fund’s 80% Policy, the Fund may invest in mortgage-related securities, including mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial or residential mortgage-backed securities, mortgage dollar rolls/buybacks, CMO residuals, adjustable rate mortgage-backed securities,

136	PIMCO CLOSED-END FUNDS

(Unaudited)

stripped mortgage-backed securities and other securities that directly or indirectly represent a partici
pa
tio
n in, or are secured by and payable from, mortgage loans on real property, debt instruments, including, without limitation, bonds, debentures, notes, and other debt securities of U.S. and foreign
(non-U.S.)
corporate and other issuers, including commercial paper; obligations of foreign governments or their sub-divisions,
agencies and government sponsored enterprises and obligations of international agencies and supranational entities; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities (such as Build America Bonds); inflation-indexed bonds issued by both governments and corporations; insurance-linked instruments, catastrophe bonds and other event-linked bonds; credit-linked trust certificates; structured notes, including hybrid or indexed securities; credit-linked notes; structured credit products; loans (including, among others, and without limitation as to a loan’s level of seniority within a capital structure, senior loans, subordinated loans, mezzanine loans, delayed draw and delayed funding loans, covenant-lite obligations, revolving credit facilities and loan participations and assignments); preferred securities and convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, such as an income-producing security and the right to acquire an equity security) and contingent convertible securities. The Fund may invest in debt securities of stressed, distressed and defaulted issuers. For tax or other structuring reasons, the Fund may purchase a loan or debt investment structured as an equity interest (e.g., a joint venture interest). Subject to the investment limitations described above, at any given time and from time to time, substantially all of the Fund’s portfolio may consist of below investment grade securities. The Fund may invest in various levels of the capital structure of an issuer of mortgage-backed or asset-backed securities (including collateralized bond obligations, collateralized loan obligations (“CLOs”) and other collateralized debt obligations), including the equity or “first loss” tranche. The Fund may invest in unsecured loans and subordinated or mezzanine obligations, including second and lower lien loans and the mezzanine and equity (or “first loss”) tranches of CLO issues. For the avoidance of doubt, equity or “first loss” tranches of mortgage-backed or asset-backed securities do not constitute equity interests for purposes of the Fund’s 20% limit on investments in equity interests described below. The Fund may also invest, as a third party purchaser, in risk retention tranches of CMBS or other eligible securitizations, which are eligible residual interests held by the sponsors of such securitizations pursuant to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act. The rate of interest on an income-producing security may be fixed, floating or variable, and may move in the opposite direction to interest rates generally or the interest rate on another security or index (i.e., inverse floaters).
The Fund may invest without limit in
non-U.S.
dollar denominated securities (of both developed and emerging market countries), including obligations of
non-U.S.
governments and their respective
sub-divisions,
agencies and government-sponsored enterprises. The Fund may invest up to 40% of its total assets in securities and instruments that are economically tied to emerging market countries, except the Fund may invest without limit in investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity issued by emerging market issuers. The Fund may also invest directly in foreign currencies, including local emerging market currencies.
The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.
The Fund may invest up to 20% of its total assets in common stocks and other equity securities from time to time, including those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security. Common stocks include common shares and other common equity interest issued by public or private issuers.
The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant
non-U.S.
jurisdictions, including without limit securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, or relevant provisions of applicable
non-U.S.
law, and other securities issued in private placements. The Fund may invest in securities of other open- or closed-end
investment companies (including those advised by PIMCO), including, without limitation, exchange-traded funds, to the extent that such investments are consistent with the Fund’s investment objectives, strategies and policies and permissible under the 1940 Act. The Fund may invest in other investment companies to gain broad market or sector exposure or for cash management purposes, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. The Fund may invest in certain money market

ANNUAL REPORT	|	JUNE 30, 2024	137

The Funds’ Investment Objectives and Strategies	(Cont.)

funds and/or short-term bond funds (“Central Funds”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use by certain registered investment companies advised by PIMCO in connection with their cash management activities. The Fund treats its investments in other investment companies that invest primarily in types of securities in which the Fund may invest directly as investments in such types of securities for purposes of the Fund’s investment policies (e.g., the Fund’s investment in an investment company that invests primarily in debt securities will be treated by the Fund as an investment in a debt security). As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may be leveraged, in which case the NAV and/or market value of the investment company’s shares will be more volatile than unleveraged investments. The Fund may invest in real estate investment trusts. The Fund may invest in securities of companies with any market capitalization, including small and medium capitalizations.
The Fund may invest without limit in illiquid investments (i.e., investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment).
The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time.
The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements.
The Fund may lend its portfolio securities to brokers, dealers or other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.
In connection with rating the Fund’s outstanding auction rate preferred shares of beneficial interest (“ARPS” and, together with any other preferred shares the Fund may have outstanding, “Preferred Shares”), Moody’s imposes asset coverage tests and other restrictions that may limit the Fund’s ability to engage in certain of the transactions described above.
The Fund has received exemptive relief from the SEC that, to the extent the Fund relies on such relief, permits it to (among other things)
co-invest
with certain other persons, including certain affiliates of the Investment Manager and certain public or private funds managed by the Investment Manager and its affiliates, subject to certain terms and conditions. The exemptive relief from the SEC with respect to co-investments
imposes extensive conditions on any
co-investments
made in reliance on such relief.
Temporary defensive investments.
 The Fund may make short-term investments when attempting to respond to adverse market, economic, political, or other conditions, as determined by PIMCO. When PIMCO deems it appropriate to do so, the Fund may, for temporary defensive purposes, deviate from its investment strategy by investing some or all of its total assets in investments such as high grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents. The Fund may not achieve its investment objective when it does so.
Use of Leverage
The Fund currently utilizes leverage principally through its outstanding Preferred Shares and reverse repurchase agreements and may also obtain additional leverage through dollar rolls/buybacks or borrowings, such as through bank loans or commercial paper and/or other credit facilities. The amount of leverage the Fund utilizes may vary but total leverage resulting from the issuance of Preferred Shares and senior securities representing indebtedness of the Fund will not exceed 50% of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities. Leveraging transactions pursued by the Fund may increase its duration and sensitivity to interest rate movements. Leveraging is a speculative technique and there are special risks and costs involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed.
The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short sales, when-issued, delayed delivery and forward commitment transactions and selling credit default swaps. The Fund may also determine to issue other types of preferred shares.
The Fund utilizes certain kinds of leverage, such as reverse repurchase agreements and selling credit default swaps, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of such leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market

138	PIMCO CLOSED-END FUNDS

(Unaudited)

conditions and other factors. The Fund may also determine to decrease the leverage it currently maintains through its outstanding Preferred Shares through Preferred Shares redemptions or tender offers and may or may not determine to replace such leverage through other sources.
The Fund also may borrow money for temporary purposes, to add leverage to the portfolio or for the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.
PIMCO Corporate & Income Strategy Fund (“PCN”)
Investment Objectives and Policies
The Fund’s primary investment objective is to seek high current income. Capital preservation and appreciation are secondary objectives.
The Fund seeks to achieve its investment objectives by utilizing a dynamic asset allocation strategy that focuses on duration management, credit quality analysis, risk management techniques and broad diversification among issuers, industries and sectors. The Fund normally invests in a portfolio that consists primarily of corporate debt obligations of varying maturities, other corporate income-producing securities, and income-producing securities of non-corporate
issuers. In managing the Fund, PIMCO, the Fund’s investment manager, employs an active approach to allocation among multiple fixed income sectors based on, among other things, market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. PIMCO manages the Fund with a focus on seeking income generating investment ideas across multiple fixed income sectors, with an emphasis on seeking opportunities in developed and emerging global credit markets. The types of securities and instruments in which the Fund may invest are summarized under “Portfolio Contents” below. The Fund cannot assure you that it will achieve its investment objectives, and you could lose all of your investment in the Fund.
Portfolio Management Strategies
Dynamic Allocation Strategy.
 In managing the Fund, the Fund’s investment manager, PIMCO employs an active approach to allocation among multiple fixed income sectors based on, among other things, market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. With PIMCO’s macroeconomic analysis as the basis for top-down
investment decisions, including geographic and credit sector emphasis, PIMCO manages the Fund with a focus on seeking income generating investment ideas across multiple fixed income sectors, with an emphasis on seeking opportunities in developed and emerging global credit markets. PIMCO may choose to focus on particular countries/regions (e.g., U.S. vs. foreign), asset classes, industries and sectors to the exclusion of others at any time and from time to time based on market conditions and other factors. For example, subject to the Fund’s investment policies and limitations, the Fund may invest a substantial portion of its total assets in mortgage-related and other asset-backed securities, which investments PIMCO may choose to increase or decrease, or eliminate entirely, over time and from time to time. The relative value assessment within fixed-income sectors draws on PIMCO’s regional and sector specialist insights. The Fund will observe various investment guidelines as summarized below.
Investment Selection Strategies.
 Once the Fund’s
top-down,
portfolio positioning decisions have been made as described above, PIMCO selects particular investments for the Fund by employing a bottom-up,
disciplined credit approach which is driven by fundamental, independent research within each sector/asset class represented in the Fund, with a focus on seeking to identify securities and other instruments with solid and/or improving fundamentals. PIMCO utilizes strategies that focus on credit quality analysis, duration management and other risk management techniques. PIMCO attempts to identify, through fundamental research driven by independent credit analysis and proprietary analytical tools, debt obligations and other income-producing securities that provide current income and/or opportunities for capital appreciation based on its analysis of the issuer’s credit characteristics and the position of the security in the issuer’s capital structure.
Consideration of yield is only one component of the portfolio managers’ approach in managing the Fund. PIMCO also attempts to identify investments that may appreciate in value based on PIMCO’s assessment of the issuer’s credit characteristics, forecast for interest rates and outlook for particular countries/regions, currencies, industries, sectors and the global economy and bond markets generally.
Credit Quality.
 The Fund may invest in debt instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below
BBB-
by either S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”)), or that are unrated but determined by PIMCO to be of comparable quality. The Fund will not normally invest more than 20% of its total assets in debt instruments, other than mortgage-related and other asset-backed securities, that are, at the time of purchase, rated CCC+ or lower by S&P and Fitch and Caa1 or lower by Moody’s, or that are unrated but determined by PIMCO to be of comparable quality. The Fund may invest without limit in mortgage-related and other asset-backed securities regardless of rating (i.e., of any credit quality). Subject to this 20% restriction, the Fund may invest in issuers of any credit quality (including bonds in the lowest ratings categories) or that are unrated. The Fund may also invest up to 5% of its total assets in defaulted bonds when PIMCO believes that the issuer’s potential revenues and prospects for recovery are favorable, except that the

ANNUAL REPORT	|	JUNE 30, 2024	139

The Funds’ Investment Objectives and Strategies	(Cont.)

Fund may invest in mortgage-related and other asset-backed securities without regard to this limit, subject to the Fund’s other investment policies. For purposes of applying the foregoing policies, in the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Fund will apply the higher of the applicable ratings. Subject to the aforementioned investment restrictions, the Fund may invest in securities of stressed, distressed or defaulted issuers, which include securities at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s or CC or lower by S&P or Fitch) or, if unrated, are determined by PIMCO to be of comparable quality. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics. The Fund may, for hedging, investment or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation.
I
ndependent Credit Analysis.
 PIMCO relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio managers utilize this information in an attempt to manage credit risk and/or to identify issuers, industries and/or sectors that are undervalued and/or that offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities will be particularly important to the extent that the Fund invests in high yield securities and in securities of emerging market issuers.
Duration Management.
 It is expected that the Fund normally will have a short to intermediate average portfolio duration (i.e., within a zero to eight (0 to 8) year range), as calculated by PIMCO, although it may be shorter or longer at any time or from time to time depending on market conditions and other factors. While the Fund seeks to maintain a short to intermediate average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Fund may invest. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. For example, if the Fund has an average portfolio duration of eight years, a 1% increase in interest rates would tend to correspond to an 8%
decrease in the value of the Fund’s debt portfolio. The Fund’s duration strategy may entail maintaining a negative average portfolio duration from time to time, meaning the portfolio would tend to increase in value in response to an increase in interest rates. For example, if the Fund has a negative average portfolio duration, a 1% increase in interest rates would tend to correspond to a 1% increase in the value of the Fund’s debt portfolio for every year of negative duration. A negative average portfolio duration would potentially benefit the portfolio in an environment of rising market interest rates, but would generally adversely impact the portfolio in an environment of falling or neutral market interest rates. See “Principal Risks of the Funds-Interest Rate Risk.” The Fund may use various derivatives strategies to manage (increase or decrease) the dollar-weighted average effective duration of the Fund’s portfolio.
PIMCO may also utilize certain strategies, including without limit investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful.
Portfolio Contents
Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets plus borrowings for investment purposes in a combination of corporate debt obligations of varying maturities, other corporate income-producing securities, and income-producing securities of non-corporate
issuers, such as U.S. Government securities, municipal securities and mortgage-backed and other asset-backed securities issued on a public or private basis (the “80% Policy”). The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to corporate debt obligations of varying maturities, other corporate income-producing securities, and income-producing securities of non-corporate
issuers will be counted toward satisfaction of this 80% Policy. The Fund will normally invest at least 25% of its total assets in corporate debt obligations and other corporate income-producing securities. Corporate income-producing securities include fixed-, variable- and floating-rate bonds, debentures, notes and other similar types of corporate debt instruments, such as preferred shares, convertible securities, loans (including, but not limited to, bank and/or other syndicated loans and non-syndicated
(private direct) loans) and loan participations and assignments, payment-in-kind
securities,
step-ups,
zero-coupon
bonds, bank capital securities, bank certificates of deposit, fixed time deposits and bankers’ acceptances, stressed debt securities, structured notes and other hybrid instruments. Certain corporate income-producing securities, such as convertible bonds, also may include the right to participate in equity appreciation, and PIMCO will generally evaluate

140	PIMCO CLOSED-END FUNDS

(Unaudited)

those instruments based primarily on their debt characteristics. In satisfying the Fund’s 80% Policy, the Fund may invest in mortgage-related securities, including mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial or residential mortgage-backed securities, mortgage dollar rolls/buybacks, CMO residuals, adjustable rate mortgage-backed securities, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, debt instruments, including, without limitation, bonds, debentures, notes, and other debt securities of U.S. and foreign
(non-U.S.)
corporate and other issuers, including commercial paper; obligations of foreign governments or their sub-divisions,
agencies and government sponsored enterprises and obligations of international agencies and supranational entities; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities (such as Build America Bonds); inflation-indexed bonds issued by both governments and corporations; insurance-linked instruments, catastrophe bonds and other event-linked bonds; credit-linked trust certificates; structured notes, including hybrid or indexed securities; credit-linked notes; structured credit products; loans (including, among others, and without limitation as to a loan’s level of seniority within a capital structure, senior loans, subordinated loans, mezzanine loans, delayed draw and delayed funding loans, covenant-lite obligations, revolving credit facilities and loan participations and assignments); preferred securities and convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, such as an income-producing security and the right to acquire an equity security) and contingent convertible securities. The Fund may invest in debt securities of stressed, distressed and defaulted issuers. For tax or other structuring reasons, the Fund may purchase loan or debt investment structured as an equity interest (e.g., a joint venture interest). Subject to the investment limitations described above, at any given time and from time to time, substantially all of the Fund’s portfolio may consist of below investment grade securities. The Fund may invest in various levels of the capital structure of an issuer of mortgage-backed or asset-backed securities (including collateralized bond obligations, collateralized loan obligations (“CLOs”) other collateralized debt obligations), including the equity or “first loss” tranche. The Fund may invest in unsecured loans and subordinated or mezzanine obligations, including second and lower lien loans and the mezzanine and equity (or “first loss”) tranches of CLO issues. For the avoidance of doubt, equity or “first loss” tranches of mortgage-backed or asset-backed securities do not constitute equity interests for purposes of the Fund’s 20% limit on investments in equity interests described below. The Fund may also invest, as a third party purchaser, in risk retention tranches of CMBS or other eligible securitizations, which are eligible residual interests held by the sponsors of such securitizations pursuant to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act. The rate of interest on an income-producing security may be fixed, floating or variable, and may move in the opposite direction to interest rates generally or the interest rate on another security or index (i.e., inverse floaters).
The Fund may invest without limit in
non-U.S.
dollar denominated securities (of both developed and emerging market countries), including obligations of
non-U.S.
governments and their respective
sub-divisions,
agencies and government-sponsored enterprises. The Fund may invest up to 40% of its total assets in securities and instruments that are economically tied to emerging market countries, except the Fund may invest without limit in investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity issued by emerging market issuers. The Fund may also invest directly in foreign currencies, including local emerging market currencies.
The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.
The Fund may invest up to 20% of its total assets in common stocks and other equity securities from time to time, including those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security.
Common stocks include common shares and other common equity interest issued by public or private issuers.
The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant
non-U.S.
jurisdictions, including without limit securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, or relevant provisions of applicable
non-U.S.
law, and other securities issued in private placements. The Fund may invest in securities of other open- or closed-end
investment companies (including those advised by PIMCO), including, without limitation, exchange-traded funds, to the extent that such investments are consistent with the Fund’s investment

ANNUAL REPORT	|	JUNE 30, 2024	141

The Funds’ Investment Objectives and Strategies	(Cont.)

objectives, strategies and policies and permissible under the 1940 Act. The Fund may invest in other investment companies to gain broad market or sector exposure or for cash management purposes, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. The Fund may invest in certain money market funds and/or short-term bond funds (“Central Funds”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use by certain registered investment companies advised by PIMCO in connection with their cash management activities. The Fund treats its investments in other investment companies that invest primarily in types of securities in which the Fund may invest directly as investments in such types of securities for purposes of the Fund’s investment policies (e.g., the Fund’s investment in an investment company that invests primarily in debt securities will be treated by the Fund as an investment in a debt security). As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may be leveraged, in which case the NAV and/or market value of the investment company’s shares will be more volatile than unleveraged investments. The Fund may invest in real estate investment trusts. The Fund may invest in securities of companies with any market capitalization, including small and medium capitalizations.
The Fund may invest without limit in illiquid investments (i.e., investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment).
The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time.
The Fund may lend its portfolio securities to brokers, dealers or other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.
The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objectives, particularly during periods of volatile market movements.
In connection with rating the Fund’s outstanding auction rate preferred shares of beneficial interest (“ARPS” and, together with any other preferred shares the Fund may have outstanding, “Preferred Shares”), Moody’s and Fitch impose asset coverage tests and other restrictions that may limit the Fund’s ability to engage in certain of the transactions described above.
The Fund has received exemptive relief from the SEC that, to the extent the Fund relies on such relief, permits it to (among other things)
co-invest
with certain other persons, including certain affiliates of the Investment Manager and certain public or private funds managed by the Investment Manager and its affiliates, subject to certain terms and conditions. The exemptive relief from the SEC with respect to co-investments
imposes extensive conditions on any
co-investments
made in reliance on such relief.
Temporary defensive investments.
 The Fund may make short-term investments when attempting to respond to adverse market, economic, political, or other conditions, as determined by PIMCO. When PIMCO deems it appropriate to do so, the Fund may, for temporary defensive purposes, deviate from its investment strategy by investing some or all of its total assets in investments such as high grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents. The Fund may not achieve its investment objective when it does so.
Use of Leverage
The Fund currently utilizes leverage principally through its outstanding Preferred Shares and reverse repurchase agreements and may also obtain additional leverage through dollar rolls/buybacks or borrowings, such as through bank loans or commercial paper and/or other credit facilities. The amount of leverage the Fund utilizes may vary but total leverage resulting from the issuance of Preferred Shares and senior securities representing indebtedness of the Fund will not exceed 50% of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities. Leveraging transactions pursued by the Fund may increase its duration and sensitivity to interest rate movements. Leveraging is a speculative technique and there are special risks and costs involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed.
The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, selling credit default swaps, futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions. The Fund may also determine to issue other types of preferred shares.

142	PIMCO CLOSED-END FUNDS

(Unaudited)

The Fund utilizes certain kinds of leverage, such as reverse repurchase agreements and credit default swaps, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of such leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. The Fund may also determine to decrease the leverage it currently maintains through its outstanding Preferred Shares through Preferred Shares redemptions or tender offers and may or may not determine to replace such leverage through other sources.
The Fund also may borrow money for temporary purposes, to add leverage to the portfolio or for the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.
PIMCO High Income Fund (“PHK”)
Investment Objectives and Policies
The Fund’s primary investment objective is to seek high current income, with capital appreciation as a secondary objective.
The Fund seeks to achieve its investment objectives by utilizing a dynamic asset allocation strategy among multiple fixed income sectors in the global credit markets, which may include corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, loans (including, but not limited to, bank and/or other syndicated loans and non-syndicated
(private direct) loans), convertible securities and stressed debt securities issued by U.S. or foreign
(non-U.S.)
corporations or other business entities, including emerging market issuers), mortgage-related and other asset-backed securities, government and sovereign debt, taxable municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. Aiming to identify securities that provide high current income and/or capital appreciation, the Fund focuses on duration management, credit quality analysis, risk management techniques and broad diversification among issuers, industries and sectors as well as other risk management techniques designed to manage default risk. The Fund may invest in investment grade debt securities and below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed, distressed and defaulted issuers. The Fund cannot assure you that it will achieve its investment objectives, and you could lose all of your investment in the Fund.
Portfolio Management Strategies
Dynamic Allocation Strategy.
 In managing the Fund, the Fund’s investment manager, PIMCO, employs an active approach to allocation among multiple fixed income sectors based on, among other things, market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. With PIMCO’s macroeconomic analysis as the basis for top-down
investment decisions, including geographic and credit sector emphasis, PIMCO manages the Fund with a focus on seeking income generating investment ideas across multiple fixed income sectors, with an emphasis on seeking opportunities in developed and emerging global credit markets. PIMCO may choose to focus on particular countries/regions, asset classes, industries and sectors to the exclusion of others at any time and from time to time based on market conditions and other factors. The relative value assessment within fixed-income sectors draws on PIMCO’s regional and sector specialist insights. The Fund will observe various investment guidelines as summarized below.
Investment Selection Strategies.
 Once the Fund’s
top-down,
portfolio positioning decisions have been made as described above, PIMCO selects particular investments for the Fund by employing a bottom-up,
disciplined credit approach which is driven by fundamental, independent research within each sector/asset class represented in the Fund, with a focus on seeking to identify securities and other instruments with solid and/or improving fundamentals.
PIMCO utilizes strategies that focus on credit quality analysis, duration management and other risk management techniques. PIMCO attempts to identify, through fundamental research driven by independent credit analysis and proprietary analytical tools, debt obligations and other income-producing securities that provide current income and/or opportunities for capital appreciation based on its analysis of the issuer’s credit characteristics and the position of the security in the issuer’s capital structure.
Consideration of yield is only one component of the portfolio managers’ approach in managing the Fund. PIMCO also attempts to identify investments that may appreciate in value based on PIMCO’s assessment of the issuer’s credit characteristics, forecast for interest rates and outlook for particular countries/regions, currencies, industries, sectors and the global economy and bond markets generally.
Credit Quality.
 The Fund may invest in debt instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below
BBB-
by either S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”)), or that are unrated but determined by PIMCO to be of comparable quality. The Fund will not normally invest more than 20% of its total assets in debt instruments, other than mortgage-related and other asset-backed securities, that are, at the time of purchase, rated CCC+ or lower by S&P and Fitch and Caa1 or lower by Moody’s, or that are unrated but determined by PIMCO to be of comparable quality. The Fund may invest without limit in mortgage-related and other asset-backed securities regardless of rating (i.e., of any credit quality). Subject to this 20% restriction, the Fund may invest any portion of its assets (or

ANNUAL REPORT	|	JUNE 30, 2024	143

The Funds’ Investment Objectives and Strategies	(Cont.)

none) in issuers of any credit quality (including bonds in the lowest ratings categories). For purposes of applying the foregoing policies, in the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Fund will apply the higher of the applicable ratings. Subject to the aforementioned investment restrictions, the Fund may invest in securities of stressed, distressed or defaulted issuers, which include securities at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s or CC or lower by S&P or Fitch) or, if unrated, are determined by PIMCO to be of comparable quality. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics. The Fund may, for hedging, investment or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation.
Independent Credit Analysis.
 PIMCO relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio managers utilize this information in an attempt to manage credit risk and/or to identify issuers, industries or sectors that are undervalued and/or that offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities will be particularly important to the extent that the Fund invests in high yield securities and in securities of emerging market issuers.
Duration Management.
 It is expected that the Fund normally will have a short to intermediate average portfolio duration (i.e., within a zero to eight (0 to 8) year range), as calculated by PIMCO, although it may be shorter or longer at any time or from time to time depending on market conditions and other factors. While the Fund seeks to maintain a short to intermediate average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Fund may invest. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. For example, if the Fund has an average portfolio duration of eight years, a 1% increase in interest rates would tend to correspond to an 8% decrease in the value of the Fund’s debt portfolio. The Fund’s duration strategy may entail maintaining a negative average portfolio duration from time to time, meaning the portfolio would tend to increase in value in response to an increase in interest rates. If the Fund has a negative average portfolio duration, a 1% increase in interest rates would tend to correspond to a 1% increase in the value of the Fund’s debt portfolio for every year of negative duration. A negative average portfolio duration would potentially benefit the portfolio in an environment of rising market interest rates, but would generally adversely impact the portfolio in an environment of falling or neutral market interest rates. See “Principal Risks of the Funds-Interest Rate Risk.” The Fund may use various derivatives strategies to manage (increase or decrease) the dollar-weighted average effective duration of the Fund’s portfolio. PIMCO may also utilize certain strategies, including without limitation investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful.
Portfolio Contents
Under normal market conditions, the Fund seeks to achieve its investment objectives by investing in, among other things, a combination of corporate debt obligations of varying maturities, other corporate income-producing securities, and income-producing securities of non-corporate
issuers, such as U.S. Government securities, municipal securities and mortgage-backed and other asset-backed securities issued on a public or private basis. Corporate-income producing securities may include fixed-, variable- and floating-rate bonds, debentures, notes and other similar types of corporate debt instruments, such as preferred shares, convertible securities, loans (including, but not limited to, bank and/or other syndicated loans and non-syndicated
(private direct) loans) and loan participations and assignments, payment-in-kind
securities,
step-ups,
zero-coupon
bonds, bank certificates of deposit, fixed time deposits and bankers’ acceptances, stressed debt securities, structured notes and other hybrid instruments. Certain corporate income-producing securities, such as convertible bonds, also may include the right to participate in equity appreciation, and PIMCO will generally evaluate those instruments based primarily on their debt characteristics. The Fund may invest in mortgage-related securities, including mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial or residential mortgage-backed securities, mortgage dollar rolls/buybacks, CMO residuals, adjustable rate mortgage-backed securities, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, debt instruments, including, without limitation, bonds, debentures, notes, and other debt securities of U.S. and foreign
(non-U.S.)
corporate and other

144	PIMCO CLOSED-END FUNDS

(Unaudited)

issuers, including commercial paper; obligations of foreign governments or their sub-divisions,
agencies and government sponsored enterprises and obligations of international agencies and supranational entities; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities (such as Build America Bonds); inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or indexed securities; insurance-linked instruments, catastrophe bonds and other event-linked bonds; credit-linked notes; credit-linked trust certificates; structured credit products; loans (including, among others, and without limitation as to a loan’s level of seniority within a capital structure, senior loans, subordinated loans, mezzanine loans, delayed draw and delayed funding loans, covenant-lite obligations, credit facilities and loan participations and assignments); preferred securities and convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, such as an income-producing security and the right to acquire an equity security) and contingent convertible securities. The Fund may invest in debt securities of stressed, distressed and defaulted issuers. For tax or other structuring reasons, the Fund may purchase loan or debt investment structured as an equity interest (e.g., a joint venture interest). Subject to the investment limitations described above, at any given time and from time to time, substantially all of the Fund’s portfolio may consist of below investment grade securities. The Fund may invest in various levels of the capital structure of an issuer of mortgage-backed or asset-backed securities (including collateralized bond obligations, collateralized loan obligations (“CLOs”) and other collateralized debt obligations), including the equity or “first loss” tranche. The Fund may invest in unsecured loans and subordinated or mezzanine obligations, including second and lower lien loans and the mezzanine and equity (or “first loss”) tranches of CLO issues. For the avoidance of doubt, equity or “first loss” tranches of mortgage-backed or asset-backed securities do not constitute equity interests for purposes of the Fund’s 20% limit on investments in equity interests described below. The Fund may also invest, as a third party purchaser, in risk retention tranches of CMBS or other eligible securitizations, which are eligible residual interests held by the sponsors of such securitizations pursuant to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act. The rate of interest on an income-producing security may be fixed, floating or variable, and may move in the opposite direction to interest rates generally or the interest rate on another security or index (i.e., inverse floaters).
The Fund may invest without limit in
non-U.S.
dollar denominated securities (of both developed and emerging market countries), including obligations of
non-U.S.
governments and their respective
sub-divisions,
agencies and government-sponsored enterprises. The Fund may invest up to 40% of its total assets in securities and instruments that are economically tied to emerging market countries, except the Fund may invest without limit in investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity issued by emerging market issuers. The Fund may also invest directly in foreign currencies, including local emerging market currencies.
The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.
The Fund may invest up to 20% of its total assets in common stocks and other equity securities from time to time, including those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security. Common stocks include common shares and other common equity interest issued by public or private issuers. The Fund may invest up to 20% of its total assets in bank loans.
The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant
non-U.S.
jurisdictions, including without limit securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, or relevant provisions of applicable
non-U.S.
law, and other securities issued in private placements. The Fund may invest in securities of other open- or closed-end
investment companies (including those advised by PIMCO), including, without limitation, exchange-traded funds, to the extent that such investments are consistent with the Fund’s investment objectives, strategies and policies and permissible under the 1940 Act. The Fund may invest in other investment companies to gain broad market or sector exposure or for cash management purposes, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. The Fund may invest in certain money market funds and/or short-term bond funds (“Central Funds”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies

ANNUAL REPORT	|	JUNE 30, 2024	145

The Funds’ Investment Objectives and Strategies	(Cont.)

created for use by certain registered investment companies advised by PIMCO in connection with their cash management activities. The Fund treats its investments in other investment companies that invest primarily in types of securities in which the Fund may invest directly as investments in such types of securities for purposes of the Fund’s investment policies (e.g., the Fund’s investment in an investment company that invests primarily in debt securities will be treated by the Fund as an investment in a debt security). As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may be leveraged, in which case the NAV and/or market value of the investment company’s shares will be more volatile than unleveraged investments.
The Fund may invest in real estate investment trusts. The Fund may invest in securities of companies with any market capitalization, including small and medium capitalizations.
The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time.
The Fund may lend its portfolio securities to brokers, dealers or other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.
The Fund may invest without limitation in illiquid investments (i.e., investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment).
The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objectives, particularly during periods of volatile market movements.
In connection with rating the Fund’s outstanding auction rate preferred shares of beneficial interest (“ARPS” and, together with any other preferred shares the Fund may have outstanding, “Preferred Shares”), Moody’s and Fitch impose asset coverage tests and other restrictions that may limit the Fund’s ability to engage in certain of the transactions described above.
The Fund has received exemptive relief from the SEC that, to the extent the Fund relies on such relief, permits it to (among other things)
co-invest
with certain other persons, including certain affiliates of the Investment Manager and certain public or private funds managed by the Investment Manager and its affiliates, subject to certain terms and conditions. The exemptive relief from the SEC with respect to co-investments
imposes extensive conditions on any
co-investments
made in reliance on such relief.
Temporary defensive investments.
 The Fund may make short-term investments when attempting to respond to adverse market, economic, political, or other conditions, as determined by PIMCO.
Upon PIMCO’s recommendation, for temporary defensive purposes and in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment objectives and policies and invest some or all of its net assets in investments of non-corporate
issuers, including high quality, short-term debt securities. The Fund may not achieve its investment objectives when it does so.
Use of Leverage
The Fund currently utilizes leverage principally through its outstanding Preferred Shares and reverse repurchase agreements and may also obtain additional leverage through dollar rolls/buybacks or borrowings, such as through bank loans or commercial paper and/or credit facilities. The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short sales, when-issued, delayed delivery and forward commitment transactions and selling credit default swaps. The Fund may also determine to issue other types of preferred shares. Leveraging transactions pursued by the Fund may increase its duration and sensitivity to interest rate movements. Leveraging is a speculative technique and there are special risks and costs involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed.
The Fund utilizes certain kinds of leverage, such as reverse repurchase agreements and selling credit default swaps, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of such leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. The Fund may also determine to decrease the leverage it currently maintains through its outstanding Preferred Shares through Preferred Shares redemptions or tender offers and may or may not determine to replace such leverage through other sources.

146	PIMCO CLOSED-END FUNDS

(Unaudited)

The Fund also may borrow money for temporary purposes, to add leverage to the portfolio or for the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.
PIMCO Income Strategy Fund (“PFL”)
Investment Objectives and Policies
The Fund’s investment objective is to seek high current income, consistent with the preservation of capital.
The Fund seeks to achieve its investment objective by utilizing a dynamic asset allocation strategy that focuses on duration management, credit quality analysis, risk management techniques and broad diversification among issuers, industries and sectors. The Fund normally invests in a diversified portfolio of floating and/or fixed rate debt instruments. In managing the Fund, PIMCO, the Fund’s investment manager, employs an active approach to allocation among multiple fixed-income sectors based on, among other things, market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. The Fund focuses on seeking income generating investment ideas across multiple fixed income sectors, with an emphasis on seeking opportunities in developed and emerging global credit markets. The types of securities and instruments in which the Fund may invest are summarized under “Portfolio Contents” below. The Fund cannot assure you that it will achieve its investment objective, and you could lose all of your investment in the Fund.
Portfolio Management Strategies
Dynamic Allocation Strategy.
 In managing the Fund, PIMCO employs an active approach to allocation among multiple fixed income sectors based on, among other things, market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. With PIMCO’s macroeconomic analysis as the basis for top-down
investment decisions, including geographic and credit sector emphasis, PIMCO manages the Fund with a focus on seeking income generating investment ideas across multiple fixed income sectors, with an emphasis on seeking opportunities in developed and emerging global credit markets. The Fund has the flexibility to allocate assets in varying proportions among floating- and fixed-rate debt instruments, as well as among investment-grade and non-investment
grade securities. It may focus more heavily or exclusively on an asset class at any time, based on assessments of relative values, market conditions and other factors. PIMCO may choose to focus on particular countries/regions, asset classes, industries and sectors to the exclusion of others at any time and from time to time based on market conditions and other factors. The relative value assessment within fixed-income sectors draws on PIMCO’s regional and sector specialist insights. The Fund will observe various investment guidelines as summarized below.
Investment Selection Strategies.
 Once the Fund’s
top-down,
portfolio positioning decisions have been made as described above, PIMCO selects particular investments for the Fund by employing a bottom-up,
disciplined credit approach which is driven by fundamental, independent research within each sector/asset class represented in the Fund, with a focus on seeking to identify securities and other instruments with solid and/or improving fundamentals.
PIMCO utilizes strategies that focus on credit quality analysis, duration management and other risk management techniques. PIMCO attempts to identify, through fundamental research driven by independent credit analysis and proprietary analytical tools, debt obligations and other income-producing securities that provide current income and/or opportunities for capital appreciation based on its analysis of the issuer’s credit characteristics and the position of the security in the issuer’s capital structure.
Consideration of yield is only one component of the portfolio managers’ approach in managing the Fund. PIMCO also attempts to identify investments that may appreciate in value based on PIMCO’s assessment of the issuer’s credit characteristics, forecast for interest rates and outlook for particular countries/regions, currencies, industries, sectors and the global economy and bond markets generally.
Credit Quality.
 The Fund may invest without limit in debt securities that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below
BBB-
by either S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”)) or that are unrated but judged by PIMCO to be of comparable quality (commonly referred to as “high yield” securities or “junk bonds”). The Fund will not normally invest more than 20% of its total assets in debt instruments, other than mortgage-related and other asset-backed securities, that are, at the time of purchase, rated CCC+ or lower by S&P and Fitch and Caa1 or lower by Moody’s, or that are unrated but determined by PIMCO to be of comparable quality. The Fund may invest without limit in mortgage-related and other asset-backed securities regardless of rating (i.e., of any credit quality). Subject to this 20% restriction, the Fund may invest in issuers of any credit quality (including bonds in the lowest ratings categories and securities that are in default or the issuers of which are in bankruptcy). For purposes of applying the foregoing policies, in the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Fund will apply the higher of the applicable ratings. Subject to the aforementioned investment restrictions, the Fund may invest in securities of stressed, distressed or defaulted issuers, which include securities at risk of being in default as to the repayment of principal

ANNUAL REPORT	|	JUNE 30, 2024	147

The Funds’ Investment Objectives and Strategies	(Cont.)

and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s or CC or lower by S&P or Fitch) or, if unrated, are determined by PIMCO to be of comparable quality. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics. The Fund may, for hedging, investment or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation.
Independent Credit Analysis.
 PIMCO relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio managers utilize this information in an attempt to manage credit risk and/or to identify issuers, industries or sectors that are undervalued and/or that offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities will be particularly important to the extent that the Fund invests in floating rate loans, high yield securities and in securities of emerging market issuers.
Duration Management.
 It is expected that the Fund normally will have a short to intermediate average portfolio duration (i.e., within a zero to eight (0 to 8) year range), as calculated by PIMCO, although it may be shorter or longer at any time or from time to time depending on market conditions and other factors. While the Fund seeks to maintain a short to intermediate average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Fund may invest. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. For example, if the Fund has an average portfolio duration of eight years, a 1% increase in interest rates would tend to correspond to an 8% decrease in the value of the Fund’s debt portfolio. The Fund’s duration strategy may entail maintaining a negative average portfolio duration from time to time, meaning the portfolio would tend to increase in value in response to an increase in interest rates. For example, if the Fund has a negative average portfolio duration, a 1% increase in interest rates would tend to correspond to a 1% increase in the value of the Fund’s debt portfolio for every year of negative duration. A negative average portfolio duration would potentially benefit the portfolio in an environment of rising market interest rates, but would generally adversely impact the portfolio in an environment of falling or neutral market interest rates. See “Principal Risks of the Funds-Interest Rate Risk.” The Fund may use various derivatives strategies to manage (increase or decrease) the dollar-weighted average effective duration of the Fund’s portfolio.
PIMCO may also utilize certain strategies, including without limit investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful.
Portfolio Contents
The Fund seeks to achieve its investment objective by ordinarily investing in a diversified portfolio of floating- and/or fixed-rate debt instruments. The Fund may invest a substantial portion of its floating-rate assets in floating-rate loans. Other floating-rate debt instruments in which the Fund may invest include insurance-linked instruments, catastrophe bonds and other event-linked bonds, bank capital securities, unsecured and/or secured loans (including, but not limited to, bank and/or other syndicated loans and non-syndicated
(private direct) loans), corporate bonds and other debt securities, money market instruments and certain types of mortgage-backed and other asset-backed securities that pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund also considers floating-rate assets to include securities with durations of less than or equal to one year and fixed-rate securities with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments. The Fund also may invest in a wide variety of fixed-rate debt securities, including corporate bonds and mortgage-backed and other asset-backed securities issued on a public or private basis, including mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial or residential mortgage-backed securities, mortgage dollar rolls/buybacks, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund may make use of a variety of other instruments, including collateralized bond obligations, collateralized loan obligations (“CLOs”), collateralized debt obligations, preferred securities, commercial paper, zero-coupon
and inflation-indexed bonds, bank certificates of deposit, fixed time deposits and bankers’ acceptances, real estate investment trusts (“REITs”), bonds, debentures, notes, and other debt securities of U.S. and foreign
(non-U.S.)
corporate and other issuers; obligations of foreign governments or their sub-divisions,
agencies and government sponsored enterprises and obligations of international agencies and

148	PIMCO CLOSED-END FUNDS

(Unaudited)

supranational entities; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities (such as Build America Bonds); inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or indexed securities; credit-linked notes; structured credit products; loans (including, among others, and without limitation as to a loan’s level of seniority within a capital structure, senior loans, subordinated loans, mezzanine loans, delayed draw and delayed funding loans, covenant-lite obligations, revolving credit facilities and loan participations and assignments); preferred securities and convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, such as an income-producing security and the right to acquire an equity security) and contingent convertible securities. Certain debt instruments, such as convertible bonds, also may include the right to participate in equity appreciation. The principal and/or interest rate on some debt instruments may be determined by reference to the performance of a benchmark asset or market, such as an index of securities, or the differential performance of two assets or markets, such as the level of exchange rates between the U.S. dollar and a foreign currency or currencies. The Fund may invest in debt securities of stressed, distressed and defaulted issuers. For tax or other structuring reasons, the Fund may purchase loan or debt investment structured as an equity interest (e.g., a joint venture interest).
Subject to the Fund’s investment limitations, at any given time and from time to time, substantially all of the Fund’s portfolio may consist of below investment grade securities. The Fund may invest in various levels of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. The Fund may invest in unsecured loans and subordinated or mezzanine obligations, including second and lower lien loans and the mezzanine and equity (or “first loss”) tranches of CLO issues. For the avoidance of doubt, equity or “first loss” tranches of mortgage-backed or asset-backed securities do not constitute equity interests for purposes of the Fund’s 20% limit on investments in equity interests described below. The Fund may also invest, as a third party purchaser, in risk retention tranches of CMBS or other eligible securitizations, which are eligible residual interests held by the sponsors of such securitizations pursuant to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act. The rate of interest on an income-producing security may be fixed, floating or variable.
The Fund invests predominantly in U.S. dollar-denominated debt securities, which may include those issued by foreign corporations or supra-national government agencies. The Fund may invest without limit in
non-U.S.
dollar denominated securities (of both developed and emerging market countries), including obligations of
non-U.S.
governments and their respective
sub-divisions,
agencies and government-sponsored enterprises. The Fund may invest up to 40% of its total assets in securities and instruments that are economically tied to emerging market countries, except the Fund may invest without limit in investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity issued by emerging market issuers. The Fund may also invest directly in foreign currencies, including local emerging market currencies.
The Fund may invest up to 20% of its total assets in common stocks and other equity securities from time to time, including those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security. Common stocks include common shares and other common equity interest issued by public or private issuers.
The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also seek to obtain market exposure to the securities in which it invests by entering into a series of purchase and sale contracts.
The Fund has a policy not to concentrate investments in any particular industry, but may (consistent with that policy) invest up to 25% of its assets in any particular industry, and may invest a substantial portion of its assets in companies in related sectors, such as those in the banking or financial services sectors, which may share common characteristics and are often subject to similar business risks and regulatory burdens.
The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant
non-U.S.
jurisdictions, including without limit securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended, or relevant provisions of applicable
non-U.S.
law, and other securities issued in private placements. The Fund may invest in securities of other open- or closed-end
investment companies (including those advised by PIMCO), including, without limitation, exchange-traded funds, to the extent that such investments are consistent with the Fund’s investment objectives, strategies and policies and permissible under the 1940 Act.

ANNUAL REPORT	|	JUNE 30, 2024	149

The Funds’ Investment Objectives and Strategies	(Cont.)

The Fund may invest in other investment companies to gain broad market or sector exposure or for cash management purposes, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. The Fund may invest in certain money market funds and/or short-term bond funds (“Central Funds”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use by certain registered investment companies advised by PIMCO in connection with their cash management activities. The Fund treats its investments in other investment companies that invest primarily in types of securities in which the Fund may invest directly as investments in such types of securities for purposes of the Fund’s investment policies (e.g., the Fund’s investment in an investment company that invests primarily in debt securities will be treated by the Fund as an investment in a debt security). As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may be leveraged, in which case the NAV and/or market value of the investment company’s shares will be more volatile than unleveraged investments. The Fund may invest in REITs. The Fund may invest in securities of companies of any market capitalization, including small and medium capitalizations.
The Fund may invest without limit in illiquid investments (i.e., investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment).
The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time.
The Fund may lend its portfolio securities to brokers, dealers or other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.
The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements.
In connection with rating the Fund’s outstanding auction rate preferred shares of beneficial interest (“ARPS” and, together with any other preferred shares the Fund may have outstanding, “Preferred Shares”), Moody’s and Fitch impose asset coverage tests and other restrictions that may limit the Fund’s ability to engage in certain of the transactions described above.
The Fund has received exemptive relief from the SEC that, to the extent the Fund relies on such relief, permits it to (among other things)
co-invest
with certain other persons, including certain affiliates of the Investment Manager and certain public or private funds managed by the Investment Manager and its affiliates, subject to certain terms and conditions. The exemptive relief from the SEC with respect to co-investments
imposes extensive conditions on any
co-investments
made in reliance on such relief.
Temporary defensive investments
. The Fund may make short-term investments when attempting to respond to adverse market, economic, political, or other conditions, as determined by PIMCO. When PIMCO deems it appropriate to do so, the Fund may, for temporary defensive purposes, deviate from its investment strategy by investing some or all of its total assets in investments such as high grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents. The Fund may not achieve its investment objective when it does so.
Use of Leverage
The Fund currently utilizes leverage principally through reverse repurchase agreements and may also obtain additional leverage through the issuance of Preferred Shares and the use of dollar rolls/buybacks or borrowings, such as through bank loans or commercial paper, other credit facilities and/or other transactions. The amount of leverage the Fund utilizes may vary but total leverage resulting from the issuance of Preferred Shares and senior securities representing indebtedness of the Fund will not exceed 50% of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities. Leveraging transactions pursued by the Fund may increase its duration and sensitivity to interest rate movements. Leveraging is a speculative technique and there are special risks and costs involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed.
The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short sales, when-issued, delayed delivery and forward commitment transactions and selling credit default swaps. The Fund may also determine to issue other types of preferred shares and senior securities to add leverage to its portfolio.

150	PIMCO CLOSED-END FUNDS

(Unaudited)

The Fund utilizes certain kinds of leverage, such as reverse repurchase agreements and selling credit default swaps, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of such leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. The Fund may also determine to decrease the leverage it currently maintains through its outstanding Preferred Shares through Preferred Shares redemptions or tender offers and may or may not determine to replace such leverage through other sources.
The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.
PIMCO Income Strategy Fund II (“PFN”)
Investment Objectives and Policies
The Fund’s investment objective is to seek high current income, consistent with the preservation of capital.
The Fund seeks to achieve its investment objective by utilizing a dynamic asset allocation strategy that focuses on duration management, credit quality analysis, risk management techniques and broad diversification among issuers, industries and sectors. The Fund normally invests in a diversified portfolio of floating and/or fixed rate debt instruments. In managing the Fund, PIMCO, the Fund’s investment manager, employs an active approach to allocation among multiple fixed-income sectors based on, among other things, market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. The Fund focuses on seeking income generating investment ideas across multiple fixed income sectors, with an emphasis on seeking opportunities in developed and emerging global credit markets. The types of securities and instruments in which the Fund may invest are summarized under “Portfolio Contents” below. The Fund cannot assure you that it will achieve its investment objective, and you could lose all of your investment in the Fund.
Portfolio Management Strategies
Dynamic Allocation Strategy.
 In managing the Fund, PIMCO employs an active approach to allocation among multiple fixed income sectors based on, among other things, market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. With PIMCO’s macroeconomic analysis as the basis for top-down
investment decisions, including geographic and credit sector emphasis, PIMCO manages the Fund with a focus on seeking income generating investment ideas across multiple fixed income sectors, with an emphasis on seeking opportunities in developed and emerging global credit markets. The Fund has the flexibility to allocate assets in varying proportions among floating- and fixed-rate debt instruments, as well as among investment-grade and non-investment
grade securities. It may focus more heavily or exclusively on an asset class at any time, based on assessments of relative values, market conditions and other factors. PIMCO may choose to focus on particular countries/regions, asset classes, industries and sectors to the exclusion of others at any time and from time to time based on market conditions and other factors. The relative value assessment within fixed-income sectors draws on PIMCO’s regional and sector specialist insights. The Fund will observe various investment guidelines as summarized below.
Investment Selection Strategies
. Once the Fund’s
top-down,
portfolio positioning decisions have been made as described above, PIMCO selects particular investments for the Fund by employing a bottom-up,
disciplined credit approach which is driven by fundamental, independent research within each sector/asset class represented in the Fund, with a focus on seeking to identify securities and other instruments with solid and/or improving fundamentals.
PIMCO utilizes strategies that focus on credit quality analysis, duration management and other risk management techniques. PIMCO attempts to identify, through fundamental research driven by independent credit analysis and proprietary analytical tools, debt obligations and other income-producing securities that provide current income and/or opportunities for capital appreciation based on its analysis of the issuer’s credit characteristics and the position of the security in the issuer’s capital structure.
Consideration of yield is only one component of the portfolio managers’ approach in managing the Fund. PIMCO also attempts to identify investments that may appreciate in value based on PIMCO’s assessment of the issuer’s credit characteristics, forecast for interest rates and outlook for particular countries/regions, currencies, industries, sectors and the global economy and bond markets generally.
Credit Quality
. The Fund may invest without limit in debt securities that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below
BBB-
by either S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”)) or that are unrated but judged by PIMCO to be of comparable quality (commonly referred to as “high yield” securities or “junk bonds”).The Fund will not normally invest more than 20% of its total assets in debt instruments, other than mortgage-related and other asset-backed securities, that are, at the time of purchase, rated CCC+ or lower by S&P and Fitch and Caa1 or lower by Moody’s, or that are unrated but determined by PIMCO to be of comparable quality. The Fund may invest without limit in mortgage-related and other asset-backed securities regardless of rating (i.e., of any credit

ANNUAL REPORT	|	JUNE 30, 2024	151

The Funds’ Investment Objectives and Strategies	(Cont.)

quality). Subject to this 20% restriction, the Fund may invest in issuers of any credit quality (including bonds in the lowest ratings categories and securities that are in default or the issuers of which are in bankruptcy). For purposes of applying the foregoing policies, in the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Fund will apply the higher of the applicable ratings. Subject to the aforementioned investment restrictions, the Fund may invest in securities of stressed, distressed or defaulted issuers, which include securities at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s or CC or lower by S&P or Fitch) or, if unrated, are determined by PIMCO to be of comparable quality. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics. The Fund may, for hedging, investment or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation.
Independent Credit Analysis.
 PIMCO relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio managers utilize this information in an attempt to manage credit risk and/or to identify issuers, industries or sectors that are undervalued and/or that offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities will be particularly important to the extent that the Fund invests in floating rate loans, high yield securities and in securities of emerging market issuers.
Duration Management.
 It is expected that the Fund normally will have a short to intermediate average portfolio duration (i.e., within a zero to eight (0 to 8) year range), as calculated by PIMCO, although it may be shorter or longer at any time or from time to time depending on market conditions and other factors. While the Fund seeks to maintain a short to intermediate average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Fund may invest. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. For example, if the Fund has an average portfolio duration of eight years, a 1% increase in interest rates would tend to correspond to an 8% decrease in the value of the Fund’s debt portfolio. The Fund’s duration strategy may entail maintaining a negative average portfolio duration from time to time, meaning the portfolio would tend to increase in value in response to an increase in interest rates. For example, if the Fund has a negative average portfolio duration, a 1% increase in interest rates would tend to correspond to a 1% increase in the value of the Fund’s debt portfolio for every year of negative duration. A negative average portfolio duration would potentially benefit the portfolio in an environment of rising market interest rates, but would generally adversely impact the portfolio in an environment of falling or neutral market interest rates. See “Principal Risks of the Funds-Interest Rate Risk.” The Fund may use various derivatives strategies to manage (increase or decrease) the dollar-weighted average effective duration of the Fund’s portfolio.
PIMCO may also utilize certain strategies, including without limit investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful.
Portfolio Contents
The Fund seeks to achieve its investment objective by ordinarily investing in a diversified portfolio of floating- and/or fixed-rate debt instruments. The Fund may invest a substantial portion of its floating-rate assets in floating-rate loans. Other floating-rate debt instruments in which the Fund may invest include insurance-linked instruments, catastrophe bonds and other event-linked bonds, bank capital securities, unsecured and/or secured loans (including, but not limited to, bank and/or other syndicated loans and non-syndicated
(private direct) loans), corporate bonds and other debt securities, money market instruments and certain types of mortgage-backed and other asset-backed securities that pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund also considers floating-rate assets to include securities with durations of less than or equal to one year and fixed-rate securities with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments. The Fund also may invest in a wide variety of fixed-rate debt securities, including corporate bonds and mortgage-backed and other asset-backed securities issued on a public or private basis, including mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial or residential mortgage-backed securities, mortgage dollar rolls/buybacks, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable

152	PIMCO CLOSED-END FUNDS

(Unaudited)

from, mortgage loans on real property. The Fund may make use of a variety of other instruments, including collateralized bond obligations, collateralized loan obligations (“CLOs”), collateralized debt obligations, preferred securities, commercial paper, zero-coupon
and inflation-indexed bonds, bank certificates of deposit, fixed time deposits and bankers’ acceptances, real estate investment trusts (“REITs”), bonds, debentures, notes, and other debt securities of U.S. and foreign
(non-U.S.)
corporate and other issuers; obligations of foreign governments or their sub-divisions,
agencies and government sponsored enterprises and obligations of international agencies and supranational entities; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities (such as Build America Bonds); inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or indexed securities; credit-linked notes; structured credit products; loans (including, among others, and without limitation as to a loan’s level of seniority within a capital structure, senior loans, subordinated loans, mezzanine loans, delayed draw and delayed funding loans, covenant-lite obligations, revolving credit facilities and loan participations and assignments); preferred securities and convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, such as an income-producing security and the right to acquire an equity security) and contingent convertible securities. Certain debt instruments, such as convertible bonds, also may include the right to participate in equity appreciation. The principal and/or interest rate on some debt instruments may be determined by reference to the performance of a benchmark asset or market, such as an index of securities, or the differential performance of two assets or markets, such as the level of exchange rates between the U.S. dollar and a foreign currency or currencies. The Fund may invest in debt securities of stressed, distressed and defaulted issuers. For tax or other structuring reasons, the Fund may purchase loan or debt investment structured as an equity interest (e.g., a joint venture interest).
Subject to the Fund’s investment limitations, at any given time and from time to time, substantially all of the Fund’s portfolio may consist of below investment grade securities. The Fund may invest in various levels of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. The Fund may invest in unsecured loans and subordinated or mezzanine obligations, including second and lower lien loans and the mezzanine and equity (or “first loss”) tranches of CLO issues. For the avoidance of doubt, equity or “first loss” tranches of mortgage-backed or asset-backed securities do not constitute equity interests for purposes of the Fund’s 20% limit on investments in equity interests described below. The Fund may also invest, as a third party purchaser, in risk retention tranches of CMBS or other eligible securitizations, which are eligible residual interests held by the sponsors of such securitizations pursuant to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act. The rate of interest on an income-producing security may be fixed, floating or variable.
The Fund invests predominantly in U.S. dollar-denominated debt securities, which may include those issued by foreign corporations or supra-national government agencies. The Fund may invest without limit in
non-U.S.
dollar denominated securities (of both developed and emerging market countries), including obligations of
non-U.S.
governments and their respective
sub-divisions,
agencies and government-sponsored enterprises. The Fund may invest up to 40% of its total assets in securities and instruments that are economically tied to emerging market countries except the Fund may invest without limit in investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity issued by emerging market issuers. The Fund may also invest directly in foreign currencies, including local emerging market currencies.
The Fund may invest up to 20% of its total assets in common stocks and other equity securities from time to time, including those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security. Common stocks include common shares and other common equity interest issued by public or private issuers.
The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also seek to obtain market exposure to the securities in which it invests by entering into a series of purchase and sale contracts.
The Fund has a policy not to concentrate investments in any particular industry, but may (consistent with that policy) invest up to 25% of its assets in any particular industry, and may invest a substantial portion of its assets in companies in related sectors, such as those in the banking or financial services sectors, which may share common characteristics and are often subject to similar business risks and regulatory burdens.

ANNUAL REPORT	|	JUNE 30, 2024	153

The Funds’ Investment Objectives and Strategies	(Cont.)

The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant
non-U.S.
jurisdictions, including without limit securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended, or relevant provisions of applicable
non-U.S.
law, and other securities issued in private placements. The Fund may invest in securities of other open- or closed-end
investment companies (including those advised by PIMCO), including, without limitation, exchange-traded funds, to the extent that such investments are consistent with the Fund’s investment objectives, strategies and policies and permissible under the 1940 Act. The Fund may invest in other investment companies to gain broad market or sector exposure or for cash management purposes, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. The Fund may invest in certain money market funds and/or short-term bond funds (“Central Funds”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use by certain registered investment companies advised by PIMCO in connection with their cash management activities. The Fund treats its investments in other investment companies that invest primarily in types of securities in which the Fund may invest directly as investments in such types of securities for purposes of the Fund’s investment policies (e.g., the Fund’s investment in an investment company that invests primarily in debt securities will be treated by the Fund as an investment in a debt security). As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may be leveraged, in which case the NAV and/or market value of the investment company’s shares will be more volatile than unleveraged investments. The Fund may invest in REITs. The Fund may invest in securities of companies of any market capitalization, including small and medium capitalizations.
The Fund may invest without limit in illiquid investments (i.e., investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment).
The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time.
The Fund may lend its portfolio securities to brokers, dealers or other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.
The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements.
In connection with rating the Fund’s outstanding auction rate preferred shares of beneficial interest (“ARPS” and, together with any other preferred shares the Fund may have outstanding, “Preferred Shares”), Moody’s and Fitch impose asset coverage tests and other restrictions that may limit the Fund’s ability to engage in certain of the transactions described above.
The Fund has received exemptive relief from the SEC that, to the extent the Fund relies on such relief, permits it to (among other things)
co-invest
with certain other persons, including certain affiliates of the Investment Manager and certain public or private funds managed by the Investment Manager and its affiliates, subject to certain terms and conditions. The exemptive relief from the SEC with respect to co-investments
imposes extensive conditions on any
co-investments
made in reliance on such relief.
Temporary defensive investments.
The Fund may make short-term investments when attempting to respond to adverse market, economic, political, or other conditions, as determined by PIMCO. When PIMCO deems it appropriate to do so, the Fund may, for temporary defensive purposes, deviate from its investment strategy by investing some or all of its total assets in investments such as high grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents. The Fund may not achieve its investment objective when it does so.
Use of Leverage
The Fund currently utilizes leverage principally through reverse repurchase agreements and may also obtain additional leverage through the issuance of Preferred Shares and the use of dollar rolls/buybacks or borrowings, such as through bank loans or commercial paper, other credit facilities and/or other transactions. The amount of leverage the Fund utilizes may vary but total leverage resulting from the issuance of Preferred Shares and senior securities representing indebtedness of the Fund will not exceed 50% of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities. Leveraging transactions pursued by the Fund may increase its duration and sensitivity to interest rate movements. Leveraging is a speculative technique and there are special risks and costs involved.

154	PIMCO CLOSED-END FUNDS

(Unaudited)

There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed.
The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short sales, when-issued, delayed delivery and forward commitment transactions and selling credit default swaps. The Fund may also determine to issue other types of preferred shares and senior securities to add leverage to its portfolio.
The Fund utilizes certain kinds of leverage, such as reverse repurchase agreements and selling credit default swaps, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of such leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. The Fund may also determine to decrease the leverage it currently maintains through its outstanding Preferred Shares through Preferred Shares redemptions or tender offers and may or may not determine to replace such leverage through other sources.
The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

ANNUAL REPORT	|	JUNE 30, 2024	155

Principal Risks of the Funds	(Unaudited)

The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, as applicable, whether through direct or indirect investments, investments by a subsidiary (if applicable) or derivative positions, as applicable. Each Fund may be subject to additional risks other than those described below because the types of investments made by a Fund can change over time.
Anti-Takeover Provisions
The Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), as applicable, includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end
status. These provisions in the Declaration of Trust could have the effect of depriving the holders of the Fund’s common shares of beneficial interest (“Common Shares”) of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at NAV.
Asset Allocation Risk
The Fund’s investment performance depends upon how its assets are allocated and reallocated. A principal risk of investing in the Fund is that PIMCO may make less than optimal or poor asset allocation decisions. PIMCO employs an active approach to allocation among multiple fixed-income sectors within a Fund’s investment objectives and strategies, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that PIMCO will focus on an investment that performs poorly, underperforms other investments under various market conditions, or underperforms as compared to funds with similar investment objectives and strategies. You could lose money on your investment in the Fund as a result of these allocation decisions.
Call Risk
Call risk refers to the possibility that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.
Certain Affiliations
Certain broker-dealers may be considered to be affiliated persons of the Fund and/or the Investment Manager due to their possible affiliations with Allianz SE, the ultimate parent of the Investment
Manager, or another Allianz entity. Allianz Asset Management of America LP merged with Allianz Asset Management of America LLC (“Allianz Asset Management”), with the latter being the surviving entity, effective January 1, 2023. Following the merger, Allianz Asset Management is PIMCO LLC’s managing member and direct parent entity. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.
The 1940 Act imposes significant limits on
co-investment
with affiliates of the Fund. The Fund has received exemptive relief from the SEC that, to the extent a fund relies on such relief, permits it to (among other things)
co-invest
alongside certain other persons in privately negotiated investments, including certain affiliates of the Investment Manager and certain public or private funds managed by the Investment Manager and its affiliates , subject to certain terms and conditions. The exemptive relief from the SEC with respect to co-investments
imposes a number of conditions on any
co-investments
made in reliance on such relief that may limit or restrict a fund’s ability to participate in an investment or require it to participate in an investment to a lesser extent, which could negatively impact a fund’s ability to execute its desired investment strategy and its returns. Subject to applicable law, the Fund may also invest alongside other PIMCO managed funds and accounts, including private funds and affiliates of the Investment Manager, without relying on the exemptive relief. Pursuant to co-investment
exemptive relief, to the extent a fund relies on such relief, the fund will be able to invest in opportunities in which PIMCO and/or its affiliates has an investment, and PIMCO and/or its affiliates will be able to invest in opportunities in which a fund has made an investment.
Collateralized Bond Obligations, Collateralized Loan Obligations and Collateralized Debt Obligations Risk
CBOs, CLOs and CDOs may charge management fees and administrative expenses. For CBOs, CLOs and CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the equity tranche which generally bears losses in connection with the first defaults, if any, on the bonds or loans in the trust. A senior tranche from a CLO, CBO and CDO trust typically has higher credit ratings and lower yields than the underlying securities. CLO, CBO and CDO tranches, even senior ones, can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults

156	PIMCO CLOSED-END FUNDS

(Unaudited)

and aversion to CLO, CBO or other CDO securities. The risks of an investment in a CLO, CBO or other CDO depend largely on the type of the collateral securities and the class/tranche of the instrument in which the Fund invests. Normally, CLOs, CBOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. Investments in CLOs, CBOs and CDOs may be or become illiquid. In addition to the normal risks associated with debt instruments (e.g., interest rate risk and credit risk), CLOs, CBOs and CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the risk that the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or others and may produce unexpected investment results.
Confidential Information Access
Risk
In managing the Fund (and other PIMCO clients), PIMCO may from time to time have the opportunity to receive material, non-public
information (“Confidential Information”) about the issuers of certain investments, including, without limitation, senior floating rate loans, other loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. For example, an issuer of privately placed loans considered by the Fund may offer to provide PIMCO with financial information and related documentation regarding the issuer that is not publicly available. Pursuant to applicable policies and procedures, PIMCO may (but is not required to) seek to avoid receipt of Confidential Information from the issuer so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund and other clients to which such Confidential Information relates. In such circumstances, the Fund (and other PIMCO clients) may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells an investment. Further, PIMCO’s and the Fund’s abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain investments may be compromised if they are not privy to available Confidential Information. PIMCO may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If PIMCO intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.
Contingent Convertible Securities Risk
Contingent convertible securities (“
CoCos
”) have no stated maturity, have fully discretionary coupons and are typically issued in the form of subordinated debt instruments. CoCos generally either convert into equity or have their principal written down (including potentially to zero) upon the occurrence of certain triggering events (“triggers”) linked to regulatory capital thresholds or regulatory actions relating to the issuer’s continued viability. As a result, an investment by the Fund in CoCos is subject to the risk that coupon (i.e., interest) payments may be cancelled by the issuer or a regulatory authority in order to help the issuer absorb losses and the risk of total loss. An investment by the Fund in CoCos is also subject to the risk that, in the event of the liquidation, dissolution or winding-up
of an issuer prior to a trigger event, the Fund’s rights and claims will generally rank junior to the claims of holders of the issuer’s other debt obligations and CoCos may also be treated as junior to an issuer’s other obligations and securities. In addition, if CoCos held by the Fund are converted into the issuer’s underlying equity securities following a trigger event, the Fund’s holding may be further subordinated due to the conversion from a debt to equity instrument. Further, the value of an investment in CoCos is unpredictable and will be influenced by many factors and risks, including interest rate risk, credit risk, market risk and liquidity risk. An investment by the Fund in CoCos may result in losses to the Fund.
Convertible Securities Risk
Convertible securities are fixed income securities, preferred securities or other securities that are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate. The market values of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its other debt obligations. Convertible securities are often rated below investment grade or not rated.
Counterparty Risk
The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. In the event that the Fund enters

ANNUAL REPORT	|	JUNE 30, 2024	157

Principal Risks of the Funds	(Cont.)

into a derivative transaction with a counterparty that subsequently becomes insolvent or becomes the subject of a bankruptcy case, the derivative transaction may be terminated in accordance with its terms and the Fund’s ability to realize its rights under the derivative instrument and its ability to distribute the proceeds could be adversely affected. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up,
bankruptcy or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to any underlying security or asset. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. While the Fund may seek to manage its counterparty risk by transacting with a number of counterparties, concerns about the solvency of, or a default by, one large market participant could lead to significant impairment of liquidity and other adverse consequences for other counterparties.
“Covenant-Lite” Obligations Risk
Covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite loans may carry more risk than traditional loans as they allow individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.
Credit Default Swaps Risk
Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to leverage risk, illiquidity risk, counterparty risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller (if any), coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein. As the seller, the Fund would receive a stream of payments over the term of the swap agreement provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. The Fund would effectively add leverage to its portfolio because, if a default occurs, the stream of payments may stop and, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.
Although the Fund may seek to realize gains by selling credit default swaps that increase in value, to realize gains on selling credit default swaps, an active secondary market for such instruments must exist or the Fund must otherwise be able to close out these transactions at advantageous times. In addition to the risk of losses described above, if no such secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times, selling credit default swaps may not be profitable for the Fund.
The market for credit default swaps has become more volatile as the creditworthiness of certain counterparties has been questioned and/or downgraded. The Fund will be subject to credit risk with respect to the counterparties to the credit default swap contract (whether a clearing corporation or another third party). If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. The Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.
Credit Risk
The Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, or the issuer or guarantor of collateral, repurchase agreement or a loan of portfolio securities is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments or to otherwise honor its obligations. The risk that such issuer, guarantor or counterparty is less willing or able to do so is heightened in market environments where interest rates are changing, notably when rates are rising. The downgrade of the credit rating of a security or of the issuer of a security held by the Fund may decrease its value. Measures such as average credit quality may not accurately reflect the true credit risk of the Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund. Rising or high interest rates may deteriorate the credit quality of an issuer or

158	PIMCO CLOSED-END FUNDS

(Unaudited)

counterparty, particularly if an issuer or counterparty faces challenges rolling or refinancing its obligations.
CSDR Related Risk
The European Union has adopted a settlement discipline regime under Regulation (EU) No 909/2014 and the Settlement Discipline RTS as they may be modified from time to time (“CSDR”), which will have phased compliance dates. It aims to reduce the number of settlement fails that occur in EEA central securities depositories (“CSDs”) and address settlement fails where they occur. The key elements of the regime are: (i) mandatory buy-ins
- if a settlement fail continues for a specified period of time after the intended settlement date, a buy-in
process must be initiated to effect the settlement; (ii) cash penalties - EEA CSDs are required to impose cash penalties on participants that cause settlement fails and distribute these to receiving participants; and (iii) allocations and confirmations - EEA investment firms are required to take measures to prevent settlement fails, including putting in place arrangements with their professional clients to communicate securities allocations and transaction confirmations. These requirements apply to transactions in transferable securities (e.g., shares and bonds), money market instruments, units in funds and emission allowances that are to be settled via an EEA CSD and, in the case of cash penalties and buy-in
requirements only, are admitted to trading or traded on an EEA trading venue or cleared by an EEA central counterparty. If the Fund enters into in-scope
transactions, the CSDR settlement discipline regime may result in increased operational and compliance costs being borne directly or indirectly by the Fund. CSDR may also affect liquidity and increase trading costs associated with relevant securities. If in-scope
transactions are subject to additional expenses and penalties as a consequence of the CSDR settlement discipline regime, such expenses and penalties may be charged to the relevant Fund.
Currency Risk
If the Fund invests directly in foreign
(non-U.S.)
currencies or in securities that trade in, and receive revenues in, foreign
(non-U.S.)
currencies, or in derivatives or other instruments that provide exposure to foreign
(non-U.S.)
currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Although the Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.
Investments denominated in foreign
(non-U.S.)
currencies or that trade in and receive revenues in, foreign
(non-U.S.)
currencies, derivatives or
other instruments that provide exposure to foreign
(non-U.S.)
currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Currency rates in foreign
(non-U.S.)
countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign
(non-U.S.)
governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These fluctuations may have a significant adverse impact on the value of the Fund’s portfolio and/or the level of Fund distributions made to Common Shareholders. There is no assurance that a hedging strategy, if used, will be successful.
Moreover, currency hedging techniques may be unavailable with respect to emerging market currencies. As a result, the Fund’s investments in foreign currency-denominated, and especially emerging market-currency denominated, securities may reduce the returns of the Fund.
Cyber Security Risk
As the use of technology, including cloud-based technology, has become more prevalent in the course of business, the Fund is potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events from outside threat actors or internal resources that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction, lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems (e.g., through “hacking” or malicious software coding), and may come from multiple sources, including outside attacks such as denial-of-service
attacks (i.e., efforts to make network services unavailable to intended users) or cyber extortion, including exfiltration of data held for ransom and/or “ransomware” attacks that renders systems inoperable until ransom is paid, or insider actions (e.g., intentionally or unintentionally harmful acts of PIMCO personnel). In addition, cyber security breaches involving the Fund’s third party service providers (including but not limited to advisers, sub-advisers,
administrators, transfer agents, custodians, vendors, suppliers, distributors and other third parties), trading counterparties or issuers in which the Fund invests can also subject the Fund to many of the same risks associated with direct cyber security breaches or extortion of company data. PIMCO’s use of cloud-based service providers could heighten or change these risks. In addition, work-from-home

ANNUAL REPORT	|	JUNE 30, 2024	159

Principal Risks of the Funds	(Cont.)

arrangements by the Fund, the Investment Manager or their service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Fund, the Investment Manager or their service providers susceptible to operational disruptions, any of which could adversely impact their operations.
Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. For example, cyber security failures or breaches involving trading counterparties or issuers in which the Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investment to lose value. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third-party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.
Like with operational risk in general, the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers in which the Fund may invest, trading counterparties or third-party service providers to the Fund. Such entities have experienced cyber attacks and other attempts to gain unauthorized access to systems from time to time, and there is no guarantee that efforts to prevent or mitigate the effects of such attacks or other attempts to gain unauthorized access will be successful. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.
Debt Securities Risk
Debt securities are generally subject to the risks described below and further herein:
Issuer risk.
 The value of debt securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.
Interest rate risk.
 The market value of debt securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of debt securities will increase as interest rates fall and decrease as interest rates rise, which would be reflected in the Fund’s NAV. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the Fund’s management. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Fund to the extent that it invests in floating rate debt securities.
Prepayment risk.
 During periods of declining interest rates, borrowers may prepay principal. This may force the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions.
Credit risk.
 Credit risk is the risk that one or more debt securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates.
Reinvestment risk.
 Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the portfolio’s current earnings rate.
Duration and maturity risk.
 The Fund may seek to adjust the duration or maturity of its investments in debt securities based on its assessment of current and projected market conditions. The Fund may incur costs in seeking to adjust the average duration or maturity of its portfolio of debt securities. There can be no assurances that the Fund’s assessment of current and projected market conditions will be correct or that any strategy to adjust duration or maturity will be successful.
In addition, from time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could impact the creditworthiness of the United States and could impact the liquidity and value of U.S. Government and other securities and ultimately the Fund.
Derivatives Risk
The Fund may, but is not required to, utilize a variety of derivative instruments (both long and short positions) for investment or risk management purposes. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. For example, the Fund may use derivative instruments for purposes of increasing liquidity, providing efficient portfolio management, broadening investment opportunities

160	PIMCO CLOSED-END FUNDS

(Unaudited)

(including taking short or negative positions), implementing a tax or cash management strategy, gaining exposure to a particular security or segment of the market, modifying the effective duration of the Fund’s portfolio investments and/or enhancing total return. Investments in derivatives may take the form of buying and/or writing (selling) derivatives, and/or the Fund may otherwise become an obligor under a derivatives transaction. These transactions may produce current income or short-term capital gain in the form of premiums or other returns for the Fund (which may support, constitute and/or increase the distributions paid by, or the yield of, the Fund) but create the risk of losses that can significantly exceed such current income or other returns. For example, the premium received for writing a put option may be dwarfed by the losses the Fund may incur if the put option is exercised, and derivative transactions where the Fund is an obligor can produce an up-front
benefit, but the potential for leveraged losses. The distributions, or distribution rate, paid by the Fund should not be viewed as the total returns or overall performance of the Fund. These strategies may also produce adverse tax consequences (for example, the Fund’s income and gain-generating strategies may generate current income and gains taxable as ordinary income) and limit the Fund’s opportunity to profit or otherwise benefit from certain gains. The Fund may enter into opposing derivative transactions, or otherwise take opposing positions. Such transactions can generate distributable gains (which, as noted elsewhere, may be taxed as ordinary income) and create the risk of losses and NAV declines.
The Fund may engage in investment strategies, including the use of derivatives, to, among other things, generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s net asset value. The Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support distributions, even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or
non-U.S.
securities markets or the Fund’s portfolio of investments, or arising from its use of derivatives. Consequently, Fund shareholders may receive distributions subject to tax at ordinary income rates at a time when their investment in the Fund has declined in value, which may be economically similar to a taxable return of capital.
The use of derivative or other similar instruments (referred to collectively as “derivatives”) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives and other similar instruments (referred to collectively as “derivatives”), which may increase market exposure, are subject to a number of risks, including leverage risk, liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, counterparty (including credit) risk, operational risk (such as documentation issues, settlement issues and systems failures), legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract), counterparty risk, tax risk and management risk, as well as risks arising from changes in applicable requirements, risks arising from margin requirements and risks arising from mispricing or valuation complexity. They also involve the risk that changes in the value of a derivative instrument may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Fund could lose more than the initial amount invested, and derivatives may increase the volatility of the Fund, especially in unusual or extreme market conditions. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The 1940 Act and related rules no longer require asset segregation for derivatives transactions, however asset segregation and posting of collateral may still be utilized for risk management or other purposes. The Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out a position and changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Fund. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. The Fund’s use of derivatives may increase or accelerate the amount of taxes payable by Common Shareholders.
Non-centrally-cleared
over-the
counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared
OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse itself.
Participation in the markets for derivative instruments involves investment risks and transaction costs to which the Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If the Fund incorrectly forecasts the value and/or credit-worthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Fund and its counterparty.

ANNUAL REPORT	|	JUNE 30, 2024	161

Principal Risks of the Funds	(Cont.)

Therefore, it may not be possible for the Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a derivative transaction prior to its scheduled termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that the Fund’s hedging transactions will be effective. Derivatives used for hedging or risk management may not operate as intended and may expose the Fund to additional risks. In such case, the Fund may lose money.
Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivative transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. When such markets are unavailable, the Fund will be subject to increased liquidity and investment risk.
The Fund may enter into opposite sides of interest rate swap and other derivatives for the principal purpose of generating distributable gains on the one side (characterized as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies (“paired swap transactions”), and with a substantial possibility that the Fund will experience a corresponding capital loss and decline in NAV with respect to the opposite side transaction (to the extent it does not have corresponding offsetting capital gains). Consequently, Common Shareholders may receive distributions and owe tax on amounts that are effectively a taxable return of the shareholder’s investment in the Fund, at a time when their investment in the Fund has declined in value, which tax may be at ordinary income rates. The tax treatment of certain derivatives in which the Fund invests may be unclear and thus subject to recharacterization. Any recharacterization of payments made or received by the Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.
When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that the Fund’s hedging transactions will be effective.
Derivatives used for hedging or risk management may not operate as intended or may expose the Fund to additional risks. In addition, derivatives used for hedging may partially protect the Fund from the risks they were intended to hedge yet not fully mitigate the impact of such risks. The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of the Fund’s derivative transactions, impede the employment of the Fund’s derivatives strategies, or adversely affect the Fund’s performance and cause the Fund to lose value.
Distressed and Defaulted Securities Risk
Investments in the securities of financially distressed issuers involve substantial risks, including the risk of default. Distressed securities generally trade significantly below “par” or full value because investments in such securities and debt of distressed issuers or issuers in default are considered speculative and involve substantial risks in addition to the risks of investing in high-yield bonds. Such investments may be in default at the time of investment. In addition, these securities may fluctuate more in price, and are typically less liquid. The Fund also will be subject to significant uncertainty as to when, and in what manner, and for what value obligations evidenced by securities of financially distressed issuers will eventually be satisfied. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. In any such proceeding relating to a defaulted obligation, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. Moreover, any securities received by the Fund upon completion of a workout or bankruptcy proceeding may be less liquid, speculative or restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to the securities of a distressed issuer, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.
Also among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of such issuer. PIMCO’s judgments about the credit quality of a financially distressed issuer and the relative value of its securities may prove to be wrong.

162	PIMCO CLOSED-END FUNDS

(Unaudited)

Distribution Rate Risk
Although the Fund may seek to maintain level distributions, the Fund’s distribution rates may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund’s distribution rate or that the rate will be sustainable in the future.
For instance, during periods of low or declining interest rates, the Fund’s distributable income and dividend levels may decline for many reasons. For example, the Fund may have to deploy uninvested assets (whether from sales of Fund shares, proceeds from matured, traded or called debt obligations or other sources) in new, lower yielding instruments. Additionally, payments from certain instruments that may be held by the Fund (such as variable and floating rate securities) may be negatively impacted by declining interest rates, which may also lead to a decline in the Fund’s distributable income and dividend levels.
Emerging Markets Risk
Foreign (non U.S.) investment risk may be particularly high to the extent that the Fund invests in securities of issuers based in or doing business in emerging market countries or invests in securities denominated in the currencies of emerging market countries. Investing in securities of issuers based in or doing business in emerging markets entails all of the risks of investing in foreign securities noted above, but to a heightened degree.
Investments in emerging market countries pose a greater degree of systemic risk (i.e., the risk of a cascading collapse of multiple institutions within a country, and even multiple national economies). The inter-relatedness of economic and financial institutions within and among emerging market economies has deepened over the years, with the effect that institutional failures and/or economic difficulties that are of initially limited scope may spread throughout a country, a region or all or most emerging market countries. This may undermine any attempt by the Fund to reduce risk through geographic diversification of its portfolio.
There is a heightened possibility of imposition of withholding taxes on interest or dividend income generated from emerging market securities. Governments of emerging market countries may engage in confiscatory taxation or expropriation of income and/or assets to raise revenues or to pursue a domestic political agenda. In the past, emerging market countries have nationalized assets, companies and even entire sectors, including the assets of foreign investors, with inadequate or no compensation to the prior owners. There can be no assurance that the Fund will not suffer a loss of any or all of its investments, or interest or dividends thereon, due to adverse fiscal or other policy changes in emerging market countries.
There is also a greater risk that an emerging market government may take action that impedes or prevents the Fund from taking income and/or capital gains earned in the local currency and converting into U.S. dollars (i.e., “repatriating” local currency investments or profits). Certain emerging market countries have sought to maintain foreign exchange reserves and/or address the economic volatility and dislocations caused by the large international capital flows by controlling or restricting the conversion of the local currency into other currencies. This risk tends to become more acute when economic conditions otherwise worsen. There can be no assurance that if the Fund earns income or capital gains in an emerging market currency or PIMCO otherwise seeks to withdraw the Fund’s investments from a given emerging market country, capital controls imposed by such country will not prevent, or cause significant expense, or delay in, doing so.
Bankruptcy law and creditor reorganization processes may differ substantially from those in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain emerging market countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain. In addition, it may be impossible to seek legal redress against an issuer that is a sovereign state.
Emerging market countries typically have less established legal, accounting, recordkeeping and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. The Fund may also be subject to emerging markets risk if it invests in derivatives or other securities or instruments whose value or return are related to the value or returns of emerging markets securities.
Other heightened risks associated with emerging markets investments include without limitation (i) risks due to less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including sanctions and restrictions on investing in issuers or industries deemed sensitive to relevant national interests and requirements that government approval be obtained prior to investment by foreign persons; (iv) certain national policies that may restrict the Fund’s repatriation of investment income,

ANNUAL REPORT	|	JUNE 30, 2024	163

Principal Risks of the Funds	(Cont.)

capital or the proceeds of sales of securities, including temporary restrictions on foreign capital remittances; (v) the lack of uniform accounting and auditing standards and/or standards that may be significantly different from the standards required in the United States; (vi) less publicly available financial and other information regarding issuers; (vii) potential difficulties in enforcing contractual obligations; and (viii) higher rates of inflation, higher interest rates and other economic concerns. The Fund may invest to a substantial extent in emerging market securities that are denominated in local currencies, subjecting the Fund to a greater degree of foreign currency risk. Also, investing in emerging market countries may entail purchases of securities of issuers that are insolvent, bankrupt or otherwise of questionable ability to satisfy their payment obligations as they become due, subjecting the Fund to a greater amount of credit risk and/or high yield risk. The economy of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors.
Equity Securities and Related Market Risk
The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. The values of equity securities may decline due to real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. They may also decline due to labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities.
Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stock, equity securities may include preferred securities, convertible securities and warrants. Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees. The risks of equity securities are generally magnified in the case of equity investments in distressed companies.
Focused Investment
Risk
To the extent that the Fund focuses its investments in a particular sector, it may be susceptible to loss due to adverse developments affecting that sector, including (but not limited to): governmental regulation; inflation; rising interest rates; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; competition from new entrants; high research and development costs; increased costs associated with compliance with environmental or other governmental regulations; and other economic, business or political developments specific to that sector. Furthermore, the Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of developments described above, which will subject the Fund to greater risk. The Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region.
Foreign
(Non-U.S.)
Investment Risk
Foreign
(non-U.S.)
securities may experience more rapid and extreme changes in value than securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign
(non-U.S.)
securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Foreign
(non-U.S.)
market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities. Investments in foreign
(non-U.S.)
markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign
(non-U.S.)
investing in their capital markets or in certain sectors or industries. In addition, a foreign
(non-U.S.)
government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign
(non-U.S.)
investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. A reduction in trading in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners may have an adverse impact on a Fund’s investments.
Also, nationalization, expropriation or confiscatory taxation, unstable governments, decreased market liquidity, currency blockage, market disruptions, political changes, security suspensions or diplomatic developments or the imposition of sanctions or other similar measures could adversely affect the Fund’s investments in a foreign
(non-U.S.)

164	PIMCO CLOSED-END FUNDS

(Unaudited)

country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign
(non-U.S.)
securities. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is difficult to ascertain. These types of measures may include, but are not limited to, banning a sanctioned country or certain persons or entities associated with such country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities or persons. The imposition of sanctions and other similar measures could, among other things, result in a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country’s securities or those of companies located in or economically tied to the sanctioned country, currency devaluation or volatility, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could directly or indirectly limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and adversely impact a Fund’s liquidity and performance. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or in securities denominated in a particular foreign
(non-U.S.)
currency, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with foreign
(non-U.S.)
investments. Foreign
(non-U.S.)
securities may also be less liquid (particularly during market closures due to local holidays or other reasons) and more difficult to value than securities of U.S. issuers.
The Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, regional armed conflict and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions, export and import controls, and other similar measures may be imposed by the United States and/or other countries. Other similar measures may include, but are not limited to, banning or expanding bans on Russia or certain persons or entities associated with Russia from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing Russian assets or those of particular countries, entities or persons with ties to Russia (e.g. Belarus). Such sanctions and other similar measures - which may impact companies in many sectors, including energy, financial services, technology, accounting, quantum computing, shipping, aviation, metals and mining, defense, architecture, engineering, construction, manufacturing and transportation, among others - and Russia’s countermeasures may negatively impact the Fund’s performance and/or ability to achieve its investment objectives. For example, certain investments may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited, securities markets close, or market participants cease transacting in certain investments in light of geopolitical events, sanctions or related considerations), which could render any such securities held by the Fund unmarketable for an indefinite period of time and/or cause the Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that the Fund no longer seeks to hold. In addition, such sanctions or other similar measures, and the Russian government’s response, could result in a downgrade of Russia’s credit rating or of securities of issuers located in or economically tied to Russia, devaluation of Russia’s currency and/or increased volatility with respect to Russian securities and the ruble. Moreover, disruptions caused by Russian military action or other actions (including cyberattacks, espionage or other asymmetric measures) or resulting actual or threatened responses to such activity may impact Russia’s economy and Russian and other issuers of securities in which the Fund is invested. Such resulting actual or threatened responses may include, but are not limited to, purchasing and financing restrictions, withdrawal of financial intermediaries, boycotts or changes in consumer or purchaser preferences, sanctions, export and import controls, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians. Any actions by Russia made in response to such sanctions or retaliatory measures could further impair the value and liquidity of Fund investments. Sanctions and other similar measures have resulted in defaults on debt obligations by certain corporate issuers and the Russian Federation that could lead to cross-defaults or cross-accelerations on other obligations of these issuers.
The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. These issues can be magnified as a result of sanctions and other similar measures that may be imposed and the Russian government’s response. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks. Prior to

ANNUAL REPORT	|	JUNE 30, 2024	165

Principal Risks of the Funds	(Cont.)

the implementation of the National Settlement Depository (“NSD”), a recognized central securities depository, there was no central registration system for equity share registration in Russia, and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Title to Russian equities held through the NSD is now based on the records of the NSD and not the registrars. Although the implementation of the NSD has enhanced the efficiency and transparency of the Russian securities market, issues resulting in loss can still occur. In addition, sanctions by the European Union against the NSD, as well as the potential for sanctions by other governments, could make it more difficult to conduct or confirm transactions involving Russian securities. Ownership of securities issued by Russian companies that are not held through depositories such as the NSD may be recorded by companies themselves and by registrars. In such cases, the risk is increased that the Fund could lose ownership rights through fraud, negligence or oversight. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. In addition, sanctions or Russian countermeasures may prohibit or limit a Fund’s ability to participate in corporate actions, and therefore require the Fund to forego voting on or receiving funds that would otherwise be beneficial to the Fund. To the extent that the Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, minerals and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices and to sanctions or other actions that may be directed at the Russian economy as a whole or at Russian oil, natural gas, metals, minerals or timber industries.
High Yield Securities Risk
To the extent that the Fund invests in high yield securities and unrated securities of similar credit quality (commonly known as “high yield securities” or “junk bonds”), the Fund may be subject to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities, which could have a negative effect on the NAV of the Fund’s Common Shares or Common Share dividends. These securities are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities at an advantageous time or price. An economic downturn would generally lead to a higher non-payment
rate and, a high yield security may lose significant market value before a default occurs. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks.
High yield securities structured as
zero-coupon
bonds or
pay-in-kind
securities tend to be especially volatile as they are particularly sensitive to downward pricing pressures from rising interest rates or widening spreads and may require the Fund to make taxable distributions of imputed income without receiving the actual cash currency. Issuers of high yield securities may have the right to “call” or redeem the issue prior to maturity, which may result in the Fund having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in high yield securities. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities.
A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in the Fund being unable to realize full value for these securities and/or may result in the Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to the Fund. Because of the risks involved in investing in high yield securities, an investment in the Fund should be considered speculative.
In general, lower rated debt securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative effect on the Fund. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies.

166	PIMCO CLOSED-END FUNDS

(Unaudited)

The Fund may purchase stressed or distressed securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks.
An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service or repay their debt obligations. Lower-rated securities are generally less liquid than higher-rated securities, which may have an adverse effect on a Fund’s ability to dispose of them. For example, under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and certain securities in a Fund’s portfolio may become illiquid or less liquid. As a result, a Fund could find it more difficult to sell these securities or may be able to sell these securities only at prices lower than if such securities were widely traded.
To the extent the Fund focuses on below investment grade debt obligations, PIMCO’s capabilities in analyzing credit quality and associated risks will be particularly important, and there can be no assurance that PIMCO will be successful in this regard.
The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or PIMCO downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, PIMCO may consider factors including, but not limited to, PIMCO’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.
Inflation/Deflation Risk
Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Inflation has increased and it cannot be predicted when, if, or the degree to which it may decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy or changes in fiscal or monetary policies. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and Common Shares.
Inflation-Indexed Security Risk
Inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including Treasury Inflation-Protected Securities (“TIPS”), tends to decrease when real interest rates increase and can increase when real interest rates decrease. Thus generally, during periods of rising inflation, the value of inflation-indexed securities will tend to increase and during periods of deflation, their value will tend to decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used (i.e., the Consumer Price Index (“CPI”)), which is calculated and published by a third-party, will accurately measure the real rate of inflation in the prices of goods and services. Increases in the principal value of TIPS due to inflation are considered taxable ordinary income for the amount of the increase in the calendar year. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. Additionally, a CPI swap can potentially lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (fixed breakeven rate) that the investor agrees to pay at the initiation of the swap. With municipal inflation-indexed securities, the inflation adjustment is integrated into the coupon payment, which is federally tax exempt (and may be state tax exempt). For municipal inflation-indexed securities, there is no adjustment to the principal value. Because municipal inflation-indexed securities are a small component of the municipal bond market, they may be less liquid than conventional municipal bonds.
Insurance-Linked and Other Instruments Risk
The Fund may invest in insurance-linked instruments and similar investments (which may include, for example, event-linked bonds, such as catastrophe and resilience bonds, and securities relating to life insurance policies, annuity contracts and premium finance loans). The Fund could lose a portion or all of the principal it has invested in these types of investments, and the right to additional interest and/or dividend payments with respect to the investments, upon the occurrence of one or more trigger events, as defined within the terms of an investment. Trigger events may include natural or other perils of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. The Fund may also invest in insurance-linked instruments that are subject to “indemnity triggers,” which are tied to losses of the issuer. Insurance-linked instruments subject to indemnity triggers are often regarded as being subject to potential moral hazard, since such insurance-linked investments are triggered by actual losses of the ceding sponsor and the ceding sponsor may have an incentive to take actions and/or risks that would have an adverse effect on the Fund. There is no way to accurately predict whether a trigger event will occur and, accordingly,

ANNUAL REPORT	|	JUNE 30, 2024	167

Principal Risks of the Funds	(Cont.)

insurance-linked instruments and similar investments carry significant risk. In addition to the specified trigger events, these types of investments may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Certain insurance-linked instruments and similar investments may have limited liquidity, or may be illiquid. The Fund has limited transparency into the individual contracts underlying certain insurance-linked instruments and similar investments, which may make the risk assessment of them more difficult. These types of investments may be difficult to value.
The aforementioned instruments may include longevity and mortality investments, including indirect investment in pools of insurance-related longevity and mortality investments, including life insurance policies, annuity contracts and premium finance loans. Such investments are subject to “longevity risk” and/or “mortality risk.” Longevity risk is the risk that members of a reference population will live longer, on average, than anticipated. Mortality risk is the risk that members of a reference population will live shorter, on average, than anticipated. Changes in these rates can significantly affect the liabilities and cash needs of life insurers, annuity providers and pension funds. The terms of a longevity bond typically provide that the investor in the bond will receive less than the bond’s par amount at maturity if the actual average longevity (life span) of a specified population of people observed over a specified period of time (typically measured by a longevity index) is higher than a specified level. If longevity is higher than expected, the bond will return less than its par amount at maturity. A mortality bond, in contrast to a longevity bond, typically provides that the investor in the bond will receive less than the bond’s par amount at maturity if the mortality rate of a specified population of people observed over a specified period of time (typically measured by a mortality index) is higher than a specified level.
During their term, both longevity bonds and mortality bonds typically pay a floating rate of interest to investors. Longevity and mortality investments purchased by the Fund involve the risk of incorrectly predicting the actual level of longevity or mortality, as applicable, for the reference population of people. With respect to mortality investments held by the Fund, there is also the risk that an epidemic or other catastrophic event could strike the reference population, resulting in mortality rates exceeding expectations. The Fund may also gain this type of exposure through event-linked derivative instruments, such as swaps, that are contingent on or formulaically related to longevity or mortality risk.
Interest Rate Risk
Interest rate risk is the risk that fixed income securities and other instruments in the Fund’s portfolio will fluctuate in value because of a change in interest rates. For example, as nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. The Fund may not be able to effectively hedge against changes in interest rates or may choose not to do so for cost or other reasons.
A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise, including, but not limited to, central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Risks associated with rising interest rates may be heightened under recent market conditions, including because the U.S. Federal Reserve (the “Federal Reserve”) has raised interest rates from historically low levels and the U.S. and other governments have increased, and are likely to continue increasing, their debt issuances. Further, in market environments where interest rates are rising, issuers may be less willing or able to make principal and interest payments on fixed income investments when due. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect a Fund and its investments.
Further, fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed income investments would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the value of a portfolio of fixed income securities with an average duration of eight years would generally be expected to decline by approximately 8% if interest rates rose by one percentage point.
Variable and floating rate securities may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating

168	PIMCO CLOSED-END FUNDS

(Unaudited)

rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.
During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.
Measures such as average duration may not accurately reflect the true interest rate sensitivity of the Fund. This is especially the case if the Fund consists of securities with widely varying durations. Therefore, if the Fund has an average duration that suggests a certain level of interest rate risk, the Fund may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund.
Convexity is an additional measure used to understand a security’s or the Fund’s interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates. With respect to a security’s price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. Convexity may be positive or negative. Negative convexity implies that interest rate increases result in increased duration, meaning increased sensitivity in prices in response to rising interest rates. Thus, securities with negative convexity, which may include bonds with traditional call features and certain mortgage-backed securities, may experience greater losses in periods of rising interest rates. Accordingly, if the Fund holds such securities, the Fund may be subject to a greater risk of losses in periods of rising interest rates.
Rising interest rates may result in periods of volatility and a decline in value of the Fund’s fixed income investments. Also, when interest rates rise, issuers are less likely to refinance existing debt securities, causing the average life of such securities to extend. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, a significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. All of these factors, collectively and/or individually, could cause the Fund to lose value.
Issuer Risk
The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, major litigation, investigations or other controversies, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives, financial leverage, reputation or reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect one or more other issuers or securities markets as a whole. These risks can apply to the Common Shares issued by the Fund and to the issuers of securities and other instruments in which the Fund invests.
Leverage Risk
The Fund’s use of leverage, if any, creates the opportunity for increased Common Share net income, but also creates special risks for Common Shareholders. To the extent used, there is no assurance that the Fund’s leveraging strategies will be successful. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. The Fund’s assets attributable to leverage, if any, will be invested in accordance with the Fund’s investment objectives and policies. Interest expense payable by the Fund with respect to derivatives and other forms of leverage, and dividends payable with respect to preferred shares outstanding, if any, will generally be based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio investments provide a higher rate of return (net of applicable Fund expenses) than the interest expenses and other costs to the Fund of such leverage, the investment of the proceeds thereof will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged. There can be no assurance these circumstances will occur. If, however, shorter-term interest rates rise relative to the rate of return on the Fund’s portfolio, the interest and other costs to the Fund of leverage could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to Common Shareholders. Leveraging transactions pursued by the Fund may increase its duration and sensitivity to interest rate movements. In addition, fees and expenses of any form of leverage used by the Fund will be borne entirely by the Common Shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Common Shares. Therefore, there can be no assurance that the Fund’s use of leverage will result in a higher yield on the Common Shares, and it may result in losses. In addition, any preferred shares issued by the Fund are expected to pay cumulative dividends, which may tend to increase leverage risk.

ANNUAL REPORT	|	JUNE 30, 2024	169

Principal Risks of the Funds	(Cont.)

Leverage creates several major types of risks for Common Shareholders, including:

∎	the likelihood of greater volatility of NAV and market price of Common Shares, and of the investment return to Common Shareholders, than a comparable portfolio without leverage;

∎
the possibility either that Common Share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on Common Shares will fluctuate because such costs vary over time; and

∎
the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged.

In addition, the counterparties to the Fund’s leveraging transactions and any preferred shareholders of the Fund will have priority of payment over the Fund’s Common Shareholders.
Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed. Dollar roll/buyback transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. Successful use of dollar rolls/buybacks may depend upon the Investment Manager’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls/buybacks can be successfully employed. In connection with reverse repurchase agreements and dollar rolls/buybacks, the Fund will also be subject to counterparty risk with respect to the purchaser of the securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted.
The Fund may engage in total return swaps, reverse repurchases, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, credit default swaps, basis swaps and other swap agreements, purchases or sales of futures and forward contracts (including foreign currency exchange contracts), call and put options or other derivatives. The Fund’s use of such transactions gives rise to associated leverage risks described above, and may adversely affect the Fund’s income, distributions and total returns to Common Shareholders. To the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged through use of these derivative strategies.
Any total return swaps, reverse repurchases, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, credit default swaps, basis swaps and other swap agreements, purchases or sales of futures and forward contracts (including foreign currency exchange contracts), call and put options or other derivatives by the Fund or counterparties to the Fund’s other leveraging transactions, if any, would have seniority over the Fund’s Common Shares.
In addition to preferred shares, the Fund may engage in other transactions that may give rise to a form of leverage including, among others loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, credit default swaps, reverse repurchases, or other derivatives. The Fund’s use of such transactions gives rise to associated leverage risks described above, and may adversely affect the Fund’s income, distributions and total returns to Common Shareholders. The Fund may offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in portfolio. To the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged through use of these derivative strategies. See “Use of Leverage.”
The Fund is required to satisfy certain regulatory and rating agency asset coverage requirements in connection with its use of preferred shares. Accordingly, any decline in the net asset value of the Fund’s investments could result in the risk that the Fund will fail to meet its asset coverage requirements for any such preferred shares or the risk of the Preferred Shares being downgraded by a rating agency. In an extreme case, the Fund’s current investment income might not be sufficient to meet the dividend requirements on any preferred shares outstanding. In order to address these types of events, the Fund might need to liquidate investments in order to fund a redemption of some or all of preferred shares. Liquidations at times of adverse economic conditions may result in a loss to the Fund. At other times, these liquidations may result in gain at the Fund level and thus in additional taxable distributions to Common Shareholders. See “Tax Matters” for more information. Any preferred shares of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, credit default swaps, reverse repurchases, or other derivatives by the Fund or counterparties to the Fund’s other leveraging transactions, if any, would have, seniority over the Fund’s Common Shares.
When the Fund issues preferred shares, the Fund pays (and the Common Shareholders bear) all costs and expenses relating to the issuance and ongoing maintenance of preferred shares. In addition, holders of any preferred shares issued by the Fund would have

170	PIMCO CLOSED-END FUNDS

(Unaudited)

complete priority over Common Shareholders in the distribution of the Fund’s assets. Furthermore, preferred shareholders, voting separately as a single class, have the right to elect two members of the Board at all times and to elect a majority of the trustees in the event two full years’ dividends on the preferred shares are unpaid, and also have separate class voting rights on certain matters. Accordingly, preferred shareholders may have interests that differ from those of Common Shareholders, and may at times have disproportionate influence over the Fund’s affairs.
Because the fees received by the Investment Manager may increase depending on the types of leverage utilized by the Fund
1
,the Investment Manager has a financial incentive for the Fund to use certain forms of leverage, which may create a conflict of interest between the Investment Manager, on the one hand, and the Common Shareholders, on the other hand.

1	The types of leverage on which fees are received by the Investment Manager with respect to the Fund are discussed in Borrowings and Other Financing Transactions in the Notes to Financial Statements
Liquidity Risk
Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid investments are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may become harder to value, especially in changing markets. The Fund’s investments in illiquid investments may reduce the returns of the Fund because it may be unable to sell the illiquid investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers seek to provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.
In such cases, the Fund, due to regulatory limitations on investments in illiquid investments and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Fund’s principal investment strategies involve securities of companies with smaller market capitalizations, foreign
(non-U.S.)
securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk.
Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.
Liquidity risk also refers to the risk that the Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out derivatives or meet the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties. The Fund may have to sell a security at a disadvantageous time or price to meet such obligations.
The current direction of governments and regulators may have the effect of reducing market liquidity, market resiliency and money supply, such as through higher rates, tighter financial regulations and proposals related to open-end
fund liquidity that may prevent mutual funds and exchange-traded funds from participating in certain markets.
Loans and Other Indebtedness; Loan Acquisitions, Participations and Assignments Risk
Loan interests may take the form of (i) direct interests acquired during a primary distribution or other purchase of a loan, (ii) loans originated by the fund or (iii) assignments of, novations of or participations in all or a portion of a loan acquired in secondary markets. In addition to credit risk and interest rate risk, the Fund’s exposure to loan interests may be subject to additional risks. For example, purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Loans are subject to the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the value of the loan. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured may offer the Fund more protection than an unsecured loan in the event of non-payment
of scheduled interest or

ANNUAL REPORT	|	JUNE 30, 2024	171

Principal Risks of the Funds	(Cont.)

principal if the Fund is able to access and monetize the collateral. However, the collateral underlying a loan, if any, may be unavailable or insufficient to satisfy a borrower’s obligation. If the Fund becomes owner, whole or in part, of any collateral after a loan is foreclosed, the Fund may incur costs associated with owning and/or monetizing its ownership of the collateral.
During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, or changing interest rates (notably increases), delinquencies and losses generally increase, sometimes dramatically, with respect to obligations under such loans. An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce a Fund’s ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher nonpayment rate and, a loan may lose significant market value before a default occurs.
Investments in loans through a purchase of a loan, loan origination or a direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, the Fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or other real or personal property, and would bear the costs and liabilities associated with owning and holding or disposing of the collateral.
Moreover, the purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.
In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off
against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the loan participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off
between the lender and the borrower. Certain loan participations may be structured in a manner designed to prevent purchasers of participations from being subject to the credit risk of the lender, but even under such a structure, in the event of the lender’s insolvency, the lender’s servicing of the participation may be delayed and the assignability of the participation impaired.
The Fund may have difficulty disposing of loans and loan participations. Because there may not be a liquid market for many such investments, the Fund anticipates that such investments could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such investments and the Fund’s ability to dispose of particular loans and loan participations when that would be desirable, including in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loans and loan participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio.
Investments in loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.
Investments in loans may include acquisitions of, or participation in, delayed draw and delayed funding loans and revolving credit facilities. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Delayed draw and delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. Further, the Fund may need to hold liquid assets in order to provide funding for these types of commitments, meaning the Fund may not be able to invest in other attractive investments, or the Fund may need to liquidate existing assets in order to provide such funding.
To the extent the Fund invests in loans or originates loans, the Fund may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk. These instruments are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments and may be more volatile than other types of securities. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in loans. In addition, the loans in which the Fund invests may not be listed on any exchange and a secondary market for such loans may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in loans may involve greater costs than transactions in more actively traded securities. In connection with certain loan transactions, transaction costs that are borne by the Fund may include the expenses of third parties that are retained to assist with reviewing and conducting diligence, negotiating, structuring and servicing a loan transaction, and/or providing other services in connection therewith. Furthermore, the Fund may incur such costs in

172	PIMCO CLOSED-END FUNDS

(Unaudited)

connection with loan transactions that are pursued by the Fund but not ultimately consummated
(so-called
“broken deal costs”).
Restrictions on transfers in loan agreements, a lack of publicly available information, irregular trading activity and wide bid/ask spreads, among other factors, may, in certain circumstances, make loans more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in the Fund being unable to realize full value for the loans and/or may result in the Fund not receiving the proceeds from a sale of a loan for an extended period after such sale, each of which could result in losses to the Fund. Some loans may have extended trade settlement periods, including settlement periods of greater than seven days, which may result in cash not being immediately available to the Fund. If an issuer of a loan prepays or redeems the loan prior to maturity, the Fund may have to reinvest the proceeds in other loans or similar instruments that may pay lower interest rates. Because of the risks involved in investing in loans, an investment in the Fund should be considered speculative.
The Fund’s investments in subordinated and unsecured loans generally are subject to similar risks as those associated with investments in secured loans. Subordinated or unsecured loans are lower in priority of payment to secured loans and are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated and unsecured loans generally have greater price volatility than secured loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in subordinated or unsecured loans, which would create greater credit risk exposure for the holders of such loans. Subordinate and unsecured loans share the same risks as other below investment grade securities.
There may be less readily available information about most loans and the underlying borrowers than is the case for many other types of securities. Loans may be issued by borrowers that are not subject to SEC reporting requirements and therefore may not be required to file reports with the SEC or may file reports that are not required to comply with SEC form requirements. In addition, such borrowers may be subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Because there is limited public information available regarding loan investments, the Fund is particularly dependent on the analytical abilities of the Fund’s portfolio managers.
Economic exposure to loan interests through the use of derivative transactions may involve greater risks than if the Fund had invested in the loan interest directly during a primary distribution, through direct originations or through assignments of, novations of or participations in a loan acquired in secondary markets since, in addition to the risks described above, certain derivative transactions may be subject to leverage risk and greater illiquidity risk, counterparty risk, valuation risk and other risks.
Management Risk
The Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analysis and will, in some cases, rely partially or entirely upon or be informed by one or more quantitative models in making investment decisions for the Fund, or may determine that certain factors are more significant than others. There can be no guarantee that these decisions will produce the desired results or that the due diligence conducted by PIMCO, or such other investment adviser or sub-adviser,
as applicable, and individual portfolio managers will expose all material risks associated with an investment. Additionally, PIMCO, or such other investment adviser or sub-adviser,
as applicable, and individual portfolio managers may not be able to identify suitable investment opportunities and may face competition from other investment managers when identifying and consummating certain investments. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired, including in circumstances where other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to the Fund, are seeking to invest in the same or similar securities or instruments. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. In such circumstances, PIMCO or the individual portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund. To the extent the Fund employs strategies targeting perceived pricing inefficiencies, arbitrage strategies or similar strategies, it is subject to the risk that the pricing or valuation of the securities and instruments involved in such strategies may change unexpectedly, which may result in reduced returns or losses to the Fund. The Fund is also subject to the risk that deficiencies in the internal systems or controls of PIMCO or another service provider will cause losses for the Fund or hinder Fund operations. For example, trading delays or errors (both human and systemic) could prevent the Fund from purchasing a security expected to appreciate in value.

ANNUAL REPORT	|	JUNE 30, 2024	173

Principal Risks of the Funds	(Cont.)

Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objectives. There also can be no assurance that all of the personnel of PIMCO will continue to be associated with PIMCO for any length of time. The loss of services of one or more key employees of PIMCO could have an adverse impact on the Fund’s ability to realize its investment objectives.
In addition, the Fund may rely on various third-party sources to calculate its NAV. As a result, the Fund is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact the Fund’s calculations of its NAV, and such NAV calculation issues may result in inaccurately calculated NAVs, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. The Fund may be unable to recover any losses associated with such failures.
Market Discount Risk
The price of the Fund’s Common Shares will fluctuate with market conditions and other factors. If you sell your Common Shares, the price received may be more or less than your original investment. The Common Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end
management investment companies frequently trade at a discount from their NAV.
Market Disruptions Risk
The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, military conflicts, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), bank failures and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Fund’s investments or the Investment Manager’s operations and the value of an investment in the Fund, its distributions and its returns. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. Furthermore, events involving limited liquidity, defaults, non-performance
or other adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems.
Market Risk
The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries or companies represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market.
In addition, market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war or military conflict, terrorism, social unrest, recessions, supply chain disruptions, market manipulation, government defaults, government shutdowns, political changes, diplomatic developments or the imposition of sanctions and other similar measures, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause the Fund to lose value. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as presidential elections in the U.S. or abroad or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown or otherwise adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund’s investments and operations. Additional and/or prolonged U.S. federal government shut-downs may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but

174	PIMCO CLOSED-END FUNDS

(Unaudited)

not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments. Any market disruptions could also prevent the Fund from executing advantageous investment decisions in a timely manner. To the extent that a Fund has focused its investments in a region enduring geopolitical market disruption will face higher risks of loss, although the increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market adversely impacting a different country, region or financial market. Thus, investors should closely monitor current market conditions to determine whether the Fund meets their individual financial needs and tolerance for risk.
Recently, there have been inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk. As discussed more under “Interest Rate Risk,” the Federal Reserve has raised interest rates from historically low levels and signaled an intention to continue to do so. Any additional interest rate increases in the future could cause the value of the Fund, that invests in fixed income securities to decrease.
Although interest rates have significantly increased since 2022 through the date of this report, the prices of real estate-related assets generally have not decreased as much as may be expected based on historical correlations between interest rates and prices of real estate-related assets. This presents an increased risk of a correction or severe downturn in real estate-related asset prices, which could adversely impact the value of other investments as well (such as loans, securitized debt and other fixed income securities). This risk is particularly present with respect to commercial real estate-related asset prices, and the value of other investments with a connection to the commercial real estate sector. As examples of the current risks faced by real estate-related assets: tenant vacancy rates, tenant turnover and tenant concentration have increased; owners of real estate have faced headwinds, delinquencies
and difficulties in collecting rents and other payments (which increases the risk of owners being unable to pay or otherwise defaulting on their own borrowings and obligations); property values have declined; inflation, upkeep costs and other expenses have increased; and rents have declined for many properties.
Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, the Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments.
Mortgage-Related and Other Asset-Backed Instruments Risk
The mortgage-related assets in which the Fund may invest include, but are not limited to, any security, instrument or other asset that is related to U.S. or
non-U.S.
mortgages, including those issued by private originators or issuers, or issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities or by
non-U.S.
governments or authorities, such as, without limitation, assets representing interests in, collateralized or backed by, or whose values are determined in whole or in part by reference to any number of mortgages or pools of mortgages or the payment experience of such mortgages or pools of mortgages, including REMICs, which could include
Re-REMICs,
mortgage pass-through securities, inverse floaters, CMOs, CLOs, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (generally interest-only and principal-only securities), mortgage-related asset backed securities and mortgage-related loans (including through participations, assignments, originations and whole loans), including commercial and residential mortgage loans. Exposures to mortgage-related assets through derivatives or other financial instruments will be considered investments in mortgage-related assets.
The Fund may also invest in other types of ABS, including CDOs, CBOs and CLOs and other similarly structured securities.
Mortgage-related and other asset-backed instruments represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related assets, making them more sensitive to changes in interest rates. Compared to other fixed income investments with similar maturity and credit, mortgage-related securities may increase in value to a lesser extent when interest rates decline and may decline in value to a similar or greater extent when interest rates rise. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause the Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates.
In addition, the creditworthiness, servicing practices, and financial viability of the servicers of the underlying mortgage pools present significant risks. For instance, a servicer may be required to make

ANNUAL REPORT	|	JUNE 30, 2024	175

Principal Risks of the Funds	(Cont.)

advances in respect of delinquent loans underlying the mortgage-related securities; however, servicers experiencing financial difficulties may not be able to perform these obligations. Additionally, both mortgage-related securities and asset-backed securities are subject to risks associated with fraud or negligence by, or defalcation of, their servicers. These securities are also subject to the risks of the underlying loans. In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of security holders in and to the underlying collateral. In addition, the underlying loans may have been extended pursuant to inappropriate underwriting guidelines, to no underwriting guidelines at all, or to fraudulent origination practices. The owner of a mortgage-backed security’s ability to recover against the sponsor, servicer or originator is uncertain and is often limited.
The Fund’s investments in other asset-backed instruments are subject to risks similar to those associated with mortgage-related assets, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed instruments may be largely dependent upon the cash flows generated by the assets backing the instruments, and asset-backed instruments may not have the benefit of any security interest in the related assets.
Subordinate mortgage-backed or asset-backed instruments are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payments on subordinate mortgage-backed or asset-backed instruments will not be fully paid.
There are multiple tranches of mortgage-backed and asset-backed instruments, offering investors various maturity and credit risk characteristics. For example, tranches may be categorized as senior, mezzanine, and subordinated/equity or “first loss.” The most senior tranche of a mortgage-backed or asset-backed instrument generally has the greatest collateralization and generally pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches generally take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e., the “equity” or “residual” tranche) generally specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid and expenses of the issuing entities have been paid) rather than a fixed interest rate. The Fund may also invest in the residual or equity tranches of mortgage-related and other asset-backed instruments, which may be referred to as subordinate mortgage-backed or asset-backed instruments and interest-only mortgage-backed or asset-backed instruments. The Fund expects that investments in subordinate mortgage-backed and other asset-backed instruments will be subject to risks arising from delinquencies and foreclosures, thereby exposing its investment portfolio to potential losses. Subordinate securities of mortgage-backed and other asset-backed instruments are also subject to greater credit risk than those mortgage-backed or other asset-backed instruments that are more highly rated.
The mortgage markets in the United States and in various foreign countries have experienced extreme difficulties in the past that adversely affected the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential and commercial mortgage loans (especially subprime and second-lien mortgage loans) may increase, and a decline in or flattening of housing and other real property values may exacerbate such delinquencies and losses. In addition, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.
With respect to risk retention tranches (i.e., eligible residual interests initially held by the sponsors of CMBS and other eligible securitizations pursuant to the U.S. Risk Retention Rules), a third-party purchaser, such as the Fund, must hold its retained interest, unhedged, for at least five year following the closing of the CMBS transaction, after which it is entitled to transfer its interest in the securitization to another person that meets the requirements for a third-party purchaser. Even after the required holding period has expired, due to the generally illiquid nature of such investments, no assurance can be given as to what, if any, exit strategies will ultimately be available for any given position.
In addition, there is limited guidance on the application of the Final U.S. Risk Retention Rules to specific securitization structures. There can be no assurance that the applicable federal agencies charged with the implementation of the Final U.S. Risk Retention Rules (the FDIC, the Comptroller of the Currency, the Federal Reserve Board, the SEC, the Department of Housing and Urban Development, and the Federal Housing Finance Agency) could not take positions in the future that differ from the interpretation of such rules taken or embodied in such securitizations, or that the Final U.S. Risk Retention Rules will not change.

176	PIMCO CLOSED-END FUNDS

(Unaudited)

Furthermore, in situations where the Fund invests in risk retention tranches of securitizations structured by third parties, the Fund may be required to execute one or more letters or other agreements, the exact form and nature of which will vary (each, a “Risk Retention Agreement”) under which it will make certain undertakings designed to ensure such securitization complies with the U.S. Risk Retention Rules. Such Risk Retention Agreements may include a variety of representations, warranties, covenants and other indemnities, each of which may run to various transaction parties. If the Fund breaches any undertakings in any Risk Retention Agreement, it will be exposed to claims by the other parties thereto, including for any losses incurred as a result of such breach, which could be significant and exceed the value of the Fund’s investments.
Mortgage-Related Derivative Instruments Risk
The Fund may engage in derivative transactions related to mortgage-backed securities, including purchasing and selling exchange-listed and OTC put and call options, futures and forwards on mortgages and mortgage-backed securities. The Fund may also invest in mortgage-backed securities credit default swaps, which include swaps the reference obligation for which is a mortgage-backed security or related index, such as the CMBX Index (a tradeable index referencing a basket of commercial mortgage-backed securities), the TRX Index (a tradeable index referencing total return swaps based on commercial mortgage-backed securities) or the ABX (a tradeable index referencing a basket of sub-prime
mortgage-backed securities). The Fund may invest in newly developed mortgage related derivatives that may hereafter become available.
Derivative mortgage-backed securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flows and the market value of these derivative instruments. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative instruments may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.
Mortgage-related derivative instruments involve risks associated with mortgage-related and other asset-backed instruments, privately-issued mortgage-related securities, the mortgage market, the real estate industry, derivatives and credit default swaps.
Operational Risk
An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.
Other Investment Companies Risk
When investing in an investment company, the Fund will generally bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s investment management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject a Fund to additional risks associated with leverage. Due to its own financial interest or other business considerations, the Investment Manager may choose to invest a portion of a Fund’s assets in investment companies sponsored or managed by the Investment Manager or its related parties in lieu of investments by a Fund directly in portfolio securities, or may choose to invest in such investment companies over investment companies sponsored or managed by others. Applicable law may limit a Fund’s ability to invest in other investment companies.
Platform Risk
The Alt Lending ABS in which the Fund may invest are typically not listed on any securities exchange and not registered under the Securities Act of 1933. In addition, the Fund anticipates that these instruments may only be sold to a limited number of investors and may have a limited or non-existent
secondary market. Accordingly, the Fund currently expects that certain of the investments it may make in Alt Lending ABS will face heightened levels of liquidity risk. Although currently there is generally no reliable, active secondary market for certain Alt Lending ABS, a secondary market for these Alt Lending ABS may develop. If the Fund purchases Alt Lending ABS on an alternative lending platform, the Fund will have the right to receive principal and interest payments due on loans underlying the Alt Lending ABS only if the platform servicing the loans receives the borrower’s payments on such loans and passes such payments through to the Fund. If a borrower is unable or fails to make payments on a loan for any reason, the Fund may be greatly limited in its ability to recover any outstanding principal or interest due, as (among other reasons) the Fund may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated, the loan may be unsecured or

ANNUAL REPORT	|	JUNE 30, 2024	177

Principal Risks of the Funds	(Cont.)

under-collateralized and/or it may be impracticable to commence a legal proceeding against the defaulting borrower.
The Fund may have limited knowledge about the underlying loans and is dependent upon the platform for information regarding underlying loans. Although PIMCO may conduct diligence on the platforms, the Fund generally does not have the ability to independently verify the information provided by the platforms, other than payment information regarding loans underlying the Alt Lending ABS owned by the Fund, which the Fund observes directly as payments are received. With respect to Alt Lending ABS that the Fund purchases in the secondary market (i.e., not directly from an alternative lending platform), the Fund may not perform the same level of diligence on such platform or at all. The Fund may not review the particular characteristics of the loans collateralizing an Alt Lending ABS, but rather negotiate in advance with platforms the general criteria of the underlying loans. As a result, the Fund is dependent on the platforms’ ability to collect, verify and provide information to the Fund about each loan and borrower.
The Fund relies on the borrower’s credit information, which is provided by the platforms. However, such information may be out of date, incomplete or inaccurate and may, therefore, not accurately reflect the borrower’s actual creditworthiness. Platforms may not have an obligation to update borrower information, and, therefore, the Fund may not be aware of any impairment in a borrower’s creditworthiness subsequent to the making of a particular loan. The platforms’ credit decisions and scoring models may be based on algorithms that could potentially contain programming or other errors or prove to be ineffective or otherwise flawed. This could adversely affect loan pricing data and approval processes and could cause loans to be mispriced or misclassified, which could ultimately have a negative impact on the Fund’s performance.
In addition, the underlying loans, in some cases, may be affected by the success of the platforms through which they are facilitated.
Therefore, disruptions in the businesses of such platforms may also negatively impact the value of the Fund’s investments. In addition, disruption in the business of a platform could limit or eliminate the ability of the Fund to invest in loans originated by that platform, and therefore the Fund could lose some or all of the benefit of its diligence effort with respect to that platform.
Platforms are
for-profit
businesses that, as a general matter, generate revenue by collecting fees on funded loans from borrowers and by assessing a loan servicing fee on investors, which may be a fixed annual amount or a percentage of the loan or amounts collected. This business could be disrupted in multiple ways; for example, a platform could file for bankruptcy or a platform might suffer reputational harm from negative publicity about the platform or alternative lending more generally and the loss of investor confidence in the event that a loan facilitated through the platform is not repaid and the investor loses money on its investment. Many platforms and/or their affiliates have incurred operating losses since their inception and may continue to incur net losses in the future, particularly as their businesses grow and they incur additional operating expenses. Platforms may also be forced to defend legal action taken by regulators or governmental bodies. Alternative lending is a newer industry operating in an evolving legal environment. Platforms may be subject to risk of litigation alleging violations of law and/or regulations, including, for example, consumer protection laws, whether in the U.S. or in foreign jurisdictions. Platforms may be unsuccessful in defending against such lawsuits or other actions and, in addition to the costs incurred in fighting any such actions, platforms may be required to pay money in connection with the judgments, settlements or fines or may be forced to modify the terms of its borrower loans, which could cause the platform to realize a loss or receive a lower return on a loan than originally anticipated. Platforms may also be parties to litigation or other legal action in an attempt to protect or enforce their rights or those of affiliates, including intellectual property rights, and may incur similar costs in connection with any such efforts. The Fund’s investments in Alt Lending ABS may expose the Fund to the credit risk of the issuer.
Generally, such instruments are unsecured obligations of the issuer; an issuer that becomes subject to bankruptcy proceedings may be unable to make full and timely payments on its obligations to the Fund, even if the payments on the underlying loan or loans continue to be made timely and in full. In addition, when the Fund owns Alt Lending ABS, the Fund and its custodian generally does not have a contractual relationship with, or personally identifiable information regarding, individual borrowers, so the Fund will not be able to enforce underlying loans directly against borrowers and may not be able to appoint an alternative servicing agent in the event that a platform or third-party servicer, as applicable, ceases to service the underlying loans. Therefore, the Fund is more dependent on the platform for servicing than if the Fund had owned whole loans through the platform. Where such interests are secured, the Fund relies on the platform to perfect the Fund’s security interest. In addition, there may be a delay between the time the Fund commits to purchase an instrument issued by a platform, its affiliate or a special purpose entity sponsored by the platform or its affiliate and the issuance of such instrument and, during such delay, the funds committed to such an investment will not earn interest on the investment nor will they be available for investment in other alternative lending-related instruments, which will reduce the effective rate of return on the investment. The Fund’s investments in Alt Lending ABS may be illiquid.

178	PIMCO CLOSED-END FUNDS

(Unaudited)

Portfolio Turnover Risk
The Investment Manager manages the Fund without regard generally to restrictions on portfolio turnover. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Trading in fixed income securities does not generally involve the payment of brokerage commissions but does involve indirect transaction costs. The use of futures contracts and other derivative instruments may involve the payment of commissions to futures commission merchants or other intermediaries. Higher portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups
and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses), and may adversely impact the Fund’s after-tax
returns.
Potential Conflicts of Interest Risk - Allocation of Investment Opportunities
The Investment Manager and its affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which its interests or the interests of its clients may conflict with those of the Fund. The Investment Manager may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, the Investment Manager intends to engage in such activities and may receive compensation from third parties for its services. The results of the Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by the Investment Manager or its affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund’s affiliates and/or other accounts managed by the Investment Manager or its affiliates, including proprietary accounts, achieve profits on their trading.
Preferred Securities Risk
In addition to equity securities risk, credit risk and possibly high yield risk, investment in preferred securities involves certain other risks. Certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred security that is deferring its distribution, the Fund may be required to include the amount of the deferred distribution in its taxable income for tax purposes although it does not currently receive such amount in cash. In order to receive the special treatment accorded to regulated investment companies and their shareholders under the Internal Revenue Code of 1986, as amended (the “Code”) and to avoid U.S. federal income and/or excise taxes at the Fund level, the Fund may be required to distribute this income to shareholders in the tax year in which the income is recognized (without a corresponding receipt of cash). Therefore, the Fund may be required to pay out as an income distribution in any such tax year an amount greater than the total amount of cash income the Fund actually received and to sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions. Preferred securities often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.
Additional Risks Associated with the Fund’s Preferred Shares
Although the ARPS ordinarily would pay dividends at rates set at periodic auctions, the weekly auctions for the ARPS (and auctions for similar preferred shares issued by closed-end
funds in the U.S.) have failed since 2008. The dividend rates on the ARPS since that time have been paid, and the that they will continue to be paid for the foreseeable future, at the “maximum applicable rate.” under the Fund’s Bylaws (i.e., the greater of a multiple of or a spread plus a reference rate). An increase in market interest rates generally, therefore, could increase substantially the dividend rate required to be paid by the Fund to the holders of ARPS, which would increase the costs associated with the Fund’s leverage and reduce the Fund’s net income available for distribution to holders of Common Shares. In addition, the multiple or spread used to calculate the maximum applicable rate is based in part on the credit rating assigned to the ARPS Shares by the applicable rating agency(ies), with the multiple or spread generally increasing as the rating declines. Accordingly, future ratings downgrades may result in increases to the maximum applicable rate for the ARPS.
Therefore, it is possible that a substantial rise in market interest rates and/or further ratings downgrades of the ARPS could, by reducing income available for distribution to the holders of Common Shares and otherwise detracting from the Fund’s investment performance, make the Fund’s continued use of Preferred Shares for leverage purposes less attractive than such use is currently considered to be. In such case, the Fund may elect to redeem some or all of the Preferred Shares outstanding, which may require it to dispose of investments at

ANNUAL REPORT	|	JUNE 30, 2024	179

Principal Risks of the Funds	(Cont.)

inopportune times and to incur losses on such dispositions. Such dispositions may adversely affect the Fund’s investment performance generally, and the resultant loss of leverage may materially and adversely affect the Fund’s investment returns.
The Fund is also subject to certain asset coverage tests associated with the rating agencies that rate the ARPS. Failure by the Fund to maintain the asset coverages (or to cure such failure in a timely manner) may require the Fund to redeem ARPS and could preclude the Funds from declaring or paying any dividends or distributions to holders of Common Shares. Failure to satisfy ratings agency asset coverage tests or other guidelines could also result in the applicable ratings agency downgrading its then-current ratings on the ARPS, as described above. Moreover, the rating agency guidelines impose restrictions or limitations on the Fund’s use of certain financial instruments or investment techniques that the Fund might otherwise utilize in order to achieve its investment objective, which may adversely affect the Fund’s investment performance. Rating agency guidelines may be modified by the rating agencies in the future and such modifications may make such guidelines substantially more restrictive or otherwise result in downgrades, which could further negatively affect the Fund’s investment performance. The ratings agencies that have assigned ratings to a Fund’s Preferred Shares may change their rating methodologies, perhaps substantially. Such a change could adversely affect the ratings assigned to a Fund’s Preferred Shares, the dividend rates paid thereon, and the expenses borne by such Fund’s Common Shareholders.
As discussed further in “Notes to Financial Statements - Auction-Rate Preferred Shares”, on December 4, 2020, Fitch published revised ratings criteria relating to closed-end
fund obligations, including preferred shares, which effectively result in a rating cap of “A” for the Fund. Following the close of business on April 30, 2021, Fitch downgraded its rating of the Fund’s ARPS from “AA” to “A” pursuant to the revised ratings methodology and related new rating caps. With respect to PIMCO Corporate & Income Strategy Fund, under the Fund’s Bylaws, the April 2021 Fitch downgrade resulted in an increase in the multiple used to calculate the maximum applicable rate from 150% to 160%, thereby increasing the dividend rate payable to the Fund’s ARPS holders and increasing the expenses to the Common Shareholders associated with the Fund’s leverage. In December 2022, Moody’s downgraded its rating of the PCN ARPS, PFL ARPS and PFN ARPs from “Aa3” to “A1,” stating that the downgrades occurred because of, among other matters, trends in each respective Fund’s risk-adjusted asset coverage metrics and the evolution of its sector exposures. With respect to each of PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II, under each Fund’s Bylaws, the April 2021 Fitch downgrade resulted in an increase in the dividend rate multiplier from 1.50 to 2.00, which could increase the dividend rate payable to each Fund’s ARPS holders should the maximum dividend rate be determined via the multiplier in lieu of the spread noted above (the maximum dividend rate is based on the greater of a multiple of or a spread plus a reference rate) and, thereby, increase the expenses to Common Shareholders associated with the Fund’s leverage.
Privacy and Data Security Risk
The Gramm-Leach-Bliley Act (“GLBA”) and other laws limit the disclosure of certain non-public
personal information about a consumer to
non-
affiliated third parties and require financial institutions to disclose certain privacy policies and practices with respect to information sharing with both affiliates and non-
affiliated third parties. Many states and a number of
non-U.S.
jurisdictions have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other laws deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the U.S. Federal Trade Commission and SEC implement the GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. platforms following certain models generally are required to have privacy policies that conform to these GLBA and other requirements. In addition, such platforms typically have policies and procedures intended to maintain platform participants’ personal information securely and dispose of it properly.
The Fund generally does not intend to obtain or hold borrowers’
non-public
personal information, and the Fund has implemented procedures reasonably designed to prevent the disclosure of borrowers’
non-public
personal information to the Fund. However, service providers to the Fund or its direct or indirect fully-owned subsidiaries, including their custodians and the platforms acting as loan servicers for the Fund or its direct or indirect fully-owned subsidiaries, may obtain, hold or process such information. The Fund cannot guarantee the security of non-public
personal information in the possession of such a service provider and cannot guarantee that service providers have been and will continue to comply with the GLBA, other data security and privacy laws and any other related regulatory requirements. Violations of the GLBA and other laws could subject the Fund to litigation and/or fines, penalties or other regulatory action, which, individually or in the aggregate, could have an adverse effect on the Fund. The Fund may also face regulations related to privacy and data security in the other jurisdictions in which the Fund invests.
Private Placements and Restricted Securities Risk
A private placement involves the sale of securities that have not been registered under the Securities Act, or relevant provisions of applicable
non-U.S.
law, to certain institutional and qualified individual purchasers, such as the Fund. In addition to the general risks to which

180	PIMCO CLOSED-END FUNDS

(Unaudited)

all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.
Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter
markets. Until the Fund can sell such securities into the public markets, its holdings may be less liquid and any sales will need to be made pursuant to an exemption under the Securities Act.
Privately Issued Mortgage-Related Securities Risk
There are no direct or indirect government or agency guarantees of payments in pools created by non-governmental
issuers. Privately-issued mortgage-related securities are also not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee.
Privately-issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
Real Estate Risk
To the extent that the Fund invests in real estate investments, including investments in equity or debt securities issued by private and public REITs, real estate operating companies (“REOCs”), private or public real estate-related loans and real estate-linked derivative instruments, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These risks include, but are not limited to: the burdens of ownership of real property; general and local economic conditions (such as an oversupply of space or a reduction in demand for space); the supply and demand for properties (including competition based on rental rates); energy and supply shortages; fluctuations in average occupancy and room rates; the attractiveness, type and location of the properties and changes in the relative popularity of commercial properties as an investment; the financial condition and resources of tenants, buyers and sellers of properties; increased mortgage defaults; the quality of maintenance, insurance and management services; changes in the availability of debt financing which may render the sale or refinancing of properties difficult or impracticable; changes in building, environmental and other laws and/or regulations (including those governing usage and improvements), fiscal policies and zoning laws; changes in real property tax rates; changes in interest rates and the availability of mortgage funds which may render the sale or refinancing of properties difficult or impracticable; changes in operating costs and expenses; energy and supply shortages; uninsured losses or delays from casualties or condemnation; negative developments in the economy that depress travel or leasing activity; environmental liabilities; contingent liabilities on disposition of assets; uninsured or uninsurable casualties; acts of God, including earthquakes, hurricanes and other natural disasters; social unrest and civil disturbances, epidemics, pandemics or other public crises; terrorist attacks and war; risks and operating problems arising out of the presence of certain construction materials, structural or property level latent defects, work stoppages, shortages of labor, strikes, union relations and contracts, fluctuating prices and supply of labor and/or other labor-related factor; and other factors which are beyond the control of PIMCO and its affiliates.
In addition, the Fund’s investments will be subject to various risks which could cause fluctuations in occupancy, rental rates, operating income and expenses or which could render the sale or financing of its properties difficult or unattractive. For example, following the termination or expiration of a tenant’s lease, there may be a period of time before receiving rental payments under a replacement lease. During that period, the Fund would continue to bear fixed expenses such as interest, real estate taxes, maintenance and other operating expenses. In addition, declining economic conditions may impair the ability to attract replacement tenants and achieve rental rates equal to or greater than the rents paid under previous leases. Increased competition for tenants may require capital improvements to properties which would not have otherwise been planned.
Ultimately, to the extent it is not possible to renew leases or re-let
space as leases expire, decreased cash flow from tenants will result, which could adversely impact the Fund’s operating results.
Real estate values have historically been cyclical. As the general economy grows, demand for real estate increases and occupancies and rents may increase. As occupancies and rents increase, property values increase, and new development occurs. As development may occur, occupancies, rents and property values may decline. Because leases are usually entered into for long periods and development activities often require extended times to complete, the real estate value cycle often lags the general business cycle. Because of this cycle, real estate companies may incur large swings in their profits and the prices of their securities. Developments following the onset of

ANNUAL REPORT	|	JUNE 30, 2024	181

Principal Risks of the Funds	(Cont.)

COVID-19
have adversely impacted certain commercial real estate markets, causing the deferral of mortgage payments, renegotiated commercial mortgage loans, commercial real estate vacancies or outright mortgage defaults, and potential acceleration of macro trends such as work from home and online shopping which may negatively impact certain industries, such as brick-and-mortar
retail.
The total returns available from investments in real estate generally depend on the amount of income and capital appreciation generated by the related properties. The performance of real estate, and thereby the Fund, will be reduced by any related expenses, such as expenses paid directly at the property level and other expenses that are capitalized or otherwise embedded into the cost basis of the real estate.
Separately, certain service providers to the Fund and/or its subsidiaries, as applicable, with respect to its real state or real estate-related investments are expected to be, or are owned by, employed by, or otherwise related to, PIMCO, Allianz SE, their affiliates and/or their respective employees, consultants and other personnel. PIMCO may, in its sole discretion, determine to provide, or engage or recommend an affiliate of PIMCO to provide, certain services to the Fund, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of a particular fund and applicable law, PIMCO or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, PIMCO faces a conflict of interest when selecting or recommending service providers for the Fund. Fees paid to an affiliated service provider will be determined in PIMCO’s commercially reasonable discretion. Although PIMCO has adopted various policies and procedures intended to mitigate or otherwise manage conflicts of interest with respect to affiliated service providers, there can be no guarantee that such policies and procedures (which may be modified or terminated at any time in PIMCO’s sole discretion) will be successful.
Regulation S Securities Risk
Regulation S securities are offered through
off-shore
(non-U.S.)
offerings without registration with the SEC pursuant to Regulation S of the Securities Act. Because Regulation S securities are subject to legal or contractual restrictions on resale, Regulation S securities may be considered illiquid. Furthermore, because Regulation S securities are generally less liquid than registered securities, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although Regulation S securities may be resold in privately negotiated transactions, the price realized from these sales could be less than off-shore
transactions or in those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S securities may involve a high degree of business and financial risk and may result in substantial losses.
Regulatory Changes Risk
Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objectives. Government regulation may change frequently and may have significant adverse consequences. The Fund and the Investment Manager have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Fund and the Investment Manager will continue to be eligible for such exemptions.
Moreover, government regulation may have unpredictable and unintended effects. Legislative or regulatory actions to address perceived liquidity or other issues in fixed income markets generally, or in particular markets such as the municipal securities market, may alter or impair the Fund’s ability to pursue its investment objectives or utilize certain investment strategies and techniques.
While there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the Fund will be subject to a more complex regulatory framework, and may incur additional costs to comply with new requirements as well as to monitor for compliance in the future. Actions by governmental entities may also impact certain instruments in which the Fund invests and reduce market liquidity and resiliency.
Regulatory Risk - Commodity Pool Operator
The Commodities Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in futures, options on futures or commodities, swaps, or other financial instruments regulated under the Commodity Exchange Act, as amended, and the rules thereunder (“commodity interests”), or if the Fund markets itself as providing investment exposure to such instruments. The Investment Manager is registered with the CFTC as a Commodity Pool Operator (“CPO”). However, with respect to the Fund, the Investment Manager has claimed an exclusion from registration as a CPO pursuant to CFTC Rule 4.5. For the Investment Manager to remain eligible for this exclusion, the Fund must comply with certain limitations, including limits on its ability to use any commodity interests and limits on the manner in which the Fund holds out its use of such commodity interests. These limitations may restrict the Fund’s ability to pursue its investment objectives and strategies, increase the costs of implementing its strategies, result in higher expenses for the Fund, and/or adversely affect the Fund’s total return. To the extent the Investment Manager becomes ineligible for this exclusion from CFTC regulation, the Fund may consider steps in

182	PIMCO CLOSED-END FUNDS

(Unaudited)

order to continue to qualify for exemption from CFTC regulation, or may determine to operate subject to CFTC regulation.
Regulatory Risk - LIBOR
Certain instruments in which the Fund may invest have relied or continue to rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. On March 5, 2021, the Financial Conduct Authority (“FCA”), the United Kingdom’s financial regulatory body and regulator of LIBOR, publicly announced that all U.S. Dollar LIBOR settings will either cease to be provided by any administrator or will no longer be representative (i) immediately after December 31, 2021 for one-week
and
two-month
U.S. Dollar LIBOR settings and (ii) immediately after June 30, 2023 for the remaining U.S. Dollar LIBOR settings. As of January 1, 2022, as a result of supervisory guidance from U.S. regulators, U.S. regulated entities have generally ceased entering into new LIBOR contracts with limited exceptions. Publication of all Japanese yen and the one-
and
six-month
sterling LIBOR settings have ceased, and while publication of the three-month Sterling LIBOR setting will continue through at least the end of March 2024 on the basis of a changed methodology (known as “synthetic LIBOR”), this rate has been designated by the FCA as unrepresentative of the underlying market that it seeks to measure and is solely available for use in legacy transactions. Certain bank-sponsored committees in other jurisdictions, including Europe, the United Kingdom, Japan and Switzerland, have selected alternative reference rates denominated in other currencies. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continu ing
and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants adopt new reference rates for affected instruments.
So-called
“tough legacy” contracts have LIBOR interest rate provisions with no fallback provisions contemplating a permanent discontinuation of LIBOR, inadequate fallback provisions or fallback provisions which may not effectively result in a transition away from LIBOR prior to LIBOR’s planned replacement date. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System based on the Secured Overnight Financing Rate (“SOFR”) for tough legacy contracts. On February 27, 2023, the Federal Reserve System’s final rule in connection with this law became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts governed by U.S. law. In addition, the FCA has announced that it will require the publication of synthetic LIBOR for the one-month,
three-month and
six-month
U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Certain of the Fund’s investments may involve individual tough legacy contracts which may be subject to the Adjustable Interest Rate (LIBOR) Act or synthetic LIBOR and no assurances can be given that these measures will have had the intended effects. Moreover, certain aspects of the transition from LIBOR have relied or will continue to rely on the actions of third-party market participants, such as clearing houses, trustees, administrative agents, asset servicers and certain service providers; PIMCO cannot guarantee the performance of such market participants and any failure on the part of such market participants to manage their part of the LIBOR transition could impact the Fund. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of the Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.
Reinvestment Risk
Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons. A decline in income received by the Fund from its investments is likely to have a negative effect on dividend levels and the market price, NAV and/or overall return of the Common Shares.
REIT Risk
REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not typically taxed on the income distributed to shareholders. Therefore, REITs may pay higher dividends than other issuers.

ANNUAL REPORT	|	JUNE 30, 2024	183

Principal Risks of the Funds	(Cont.)

REITs can be divided into three basic types: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property. They derive their income primarily from rents received and any profits on the sale of their properties. Mortgage REITs invest the majority of their assets in real estate mortgages and derive most of their income from mortgage interest payments. As its name suggests, Hybrid REITs combine characteristics of both Equity REITs and Mortgage REITs.
An investment in a REIT, or in a real estate linked derivative instrument linked to the value of a REIT, is subject to the risks that impact the value of the underlying properties of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for favorable tax treatment. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. For example, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management or development of the underlying properties. The underlying properties may be subject to mortgage loans, which may also be subject to the risks of default. REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended.
Repurchase Agreements Risk
The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund would seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements may be or become illiquid. These events could also trigger adverse tax consequences for the Fund.
Risk Retention Investment Risk
The Fund may invest in risk retention tranches of commercial mortgage-backed securities (“CMBS”) or other eligible securitizations, if any (“risk retention tranches”), which are eligible residual interests held by the sponsors of such securitizations pursuant to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act (the “U.S. Risk Retention Rules”). In the case of
CMBS transactions, for example, the U.S. Risk Retention Rules permit all or a portion of the retained credit risk associated with certain securitizations (i.e., retained risk) to be held by an unaffiliated “third party purchaser,” such as the Fund, if, among other requirements, the third-party purchaser holds its retained interest, unhedged, for at least five years following the closing of the CMBS transaction, after which it is entitled to transfer its interest in the securitization to another person that meets the requirements for a third-party purchaser. Even after the required holding period has expired, due to the generally illiquid nature of such investments, no assurance can be given as to what, if any, exit strategies will ultimately be available for any given position.
In addition, there is limited guidance on the application of the final U.S. Risk Retention Rules to specific securitization structures. There can be no assurance that the applicable federal agencies charged with the implementation of the final U.S. Risk Retention Rules (the Federal Deposit Insurance Corporation, the Comptroller of the Currency, the Federal Reserve Board, the SEC, the Department of Housing and Urban Development, and the Federal Housing Finance Agency) could not take positions in the future that differ from the interpretation of such rules taken or embodied in such securitizations, or that the final U.S. Risk Retention Rules will not change.
Furthermore, in situations where the Fund invests in risk retention tranches of securitizations structured by third parties, the Fund may be required to execute one or more letters or other agreements, the exact form and nature of which will vary (each, a “Risk Retention Agreement”) under which it will make certain undertakings designed to ensure such securitization complies with the U.S. Risk Retention Rules. Such Risk Retention Agreements may include a variety of representations, warranties, covenants and other indemnities, each of which may run to various transaction parties. If the Fund breaches any undertakings in any Risk Retention Agreement, it will be exposed to claims by the other parties thereto, including for any losses incurred as a result of such breach, which could be significant and exceed the value of the Fund’s investments.
Securities Lending Risk
For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to a party arranging the loan, which may be an affiliate of the Fund. Cash collateral received by the Fund in securities lending transactions may be invested in short-term liquid fixed income

184	PIMCO CLOSED-END FUNDS

(Unaudited)

instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. The Fund bears the risk of such investments.
Senior Debt Risk
The Fund may be subject to greater levels of credit risk than funds that do not invest in below investment grade senior debt. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments. Additionally, if the issuer of senior debt prepays, the Fund will have to consider reinvesting the proceeds in other senior debt or similar instruments that may pay lower interest rates.
Short Exposure Risk
The Fund’s short sales and short positions, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Fund may also enter into a short position through a forward commitment
or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any transaction costs (i.e., premiums and interest) paid to the broker-dealer to borrow securities. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero.
By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long security positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed.
In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for long periods of time. In response to market events, the SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on, and/or reporting requirements for, short sales of certain securities, including short positions on such securities acquired through swaps. Also, there is the risk that the third party to the short sale or short position will not fulfill its contractual obligations, causing a loss to the Fund.
Special Purpose Acquisition Companies (“SPACs”) Risk
The Fund may invest in securities of SPACs or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in US government securities, money market securities or holds cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established
period of time, the invested funds are returned to the entity’s shareholders unless shareholders approve alternative options. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. A SPAC’s structure may result in significant dilution of a stockholder’s share value immediately upon the completion of a business combination due to, among other reasons, interests held by the SPAC sponsor, conversion of warrants into additional shares, shares issued in connection with a business combination and/or certain embedded costs. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter
market, may be considered illiquid and/or be subject to restrictions on resale.
Smaller Company Risk
The general risks associated with debt instruments or equity securities are particularly pronounced for securities issued by companies with small market capitalizations. Small capitalization companies involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Fund may have difficulty purchasing or selling securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies. Companies with medium-sized
market capitalizations may have risks similar to those of smaller companies.

ANNUAL REPORT	|	JUNE 30, 2024	185

Principal Risks of the Funds	(Cont.)

Sovereign Debt Risk
In addition to the other risks applicable to debt investments, sovereign debt may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion. A sovereign entity’s failure to make timely payments on its debt can result from many factors, including, without limitation, insufficient foreign
(non-U.S.)
currency reserves or an inability to sufficiently manage fluctuations in relative currency valuations, an inability or unwillingness to satisfy the demands of creditors and/or relevant supranational entities regarding debt service or economic reforms, the size of the debt burden relative to economic output and tax revenues, cash flow difficulties, and other political and social considerations. The risk of loss to the Fund in the event of a sovereign debt default or other adverse credit event is heightened by the unlikelihood of any formal recourse or means to enforce its rights as a holder of the sovereign debt. In addition, sovereign debt restructurings, which may be shaped by entities and factors beyond the Fund’s control, may result in a loss in value of the Fund’s sovereign debt holdings.
Structured Investments Risk
Holders of structured products, including structured notes, credit-linked notes and other types of structured products, bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) are generally influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by the Fund. Structured products generally entail risks associated with derivative instruments.
Subprime Risk
Loans, and debt instruments collateralized by loans (including Alt Lending ABS), acquired by the Fund may be subprime in quality, or may become subprime in quality. Although there is no specific legal or market definition of “subprime,” subprime loans are generally understood to refer to loans made to borrowers that display poor credit histories and other characteristics that correlate with a higher default risk. Accordingly, subprime loans, and debt instruments secured by such loans (including Alt Lending ABS), have speculative characteristics and are subject to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with investments in high yield securities. In addition, these instruments could be subject to increased regulatory scrutiny.
The Fund is not restricted by any particular borrower credit risk criteria and/or qualifications when acquiring loans or debt instruments collateralized by loans.
Subsidiary Risk
To the extent the Fund invests through one or more of its subsidiaries, the Fund would be exposed to the risks associated with such subsidiary’s investments. Such subsidiaries would likely not be registered as investment companies under the 1940 Act and therefore would not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the jurisdiction in which a subsidiary is organized could result in the inability of the Fund and/or the subsidiary to operate as intended and could adversely affect the Fund.
Synthetic Convertible Securities Risk
Synthetic convertible securities involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security). Synthetic convertible securities are often achieved, in part, through investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Because the convertible component is typically achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index, synthetic convertible securities are subject to the risks associated with derivatives. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.
Tax Risk
The Fund has elected to be treated as a regulated investment company (“RIC”) under the Code and intends each year to qualify and be eligible to be treated as such, so that it generally will not be subject to U.S. federal income tax on its net investment income or net short-term or long-term capital gains, that are distributed (or deemed distributed,

186	PIMCO CLOSED-END FUNDS

(Unaudited)

as described below) to shareholders. In order to qualify and be eligible for such treatment, the Fund must meet certain asset diversification tests, derive at least 90% of its gross income for such year from certain types of qualifying income, and distribute to its shareholders at least 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses).
The Fund’s investment strategy will potentially be limited by its intention to continue qualifying for treatment as a RIC, and can limit the Fund’s ability to continue qualifying as such. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is uncertain. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify or be eligible for treatment as a RIC.
Income and gains from certain of the Fund’s activities may not constitute qualifying income to a RIC for purposes of the 90% gross income test. If the Fund were to treat income or gain from a particular investment or activity as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.
If, in any year, the Fund were to fail to qualify for treatment as a RIC under the Code and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to further tax on such distributions to the extent of the Fund’s current or accumulated earnings and profits.
To qualify to pay exempt-interest dividends, which are treated as items of interest excludable from gross income for federal income tax purposes, at least 50% of the value of the total assets of the Fund must consist of obligations exempt from federal income tax as of the close of each quarter of the Fund’s taxable year. If the proportion of taxable investments held by the Fund exceeds 50% of the Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund will not for that taxable year satisfy the general eligibility test that otherwise permits it to pay exempt-interest dividends.
The value of the Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal in-come
taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt
status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax-exempt
or
tax-deferred
accounts or for investors who are not sensitive to the federal income tax consequences of their investments.
U.S. Government Securities Risk
Certain U.S. government securities such as U.S. Treasury bills, notes and bonds and mortgage-related securities guaranteed by the GNMA, are supported by the full faith and credit of the United States; others, such as those of Federal Home Loan Banks (“FHLBs”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the agency, instrumentality or corporation. U.S. government securities are subject to market risk, interest rate risk and credit risk. Although legislation has been enacted to support certain government sponsored entities, including the FHLBs, FHLMC and FNMA, there is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the government sponsored entities and the values of their related securities or obligations. In addition, certain governmental entities, including FNMA and FHLMC, have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities. Yields available from U.S. government debt securities are generally lower than the yields available from such other securities. The values of U.S. government securities change as interest rates fluctuate.
Periodically, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities, cause the credit rating of the U.S. government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury and other securities, and/or increase the costs of various kinds of debt. If a government-sponsored entity is negatively impacted by legislative or regulatory action (or lack thereof), is unable to meet its obligations, or its creditworthiness declines, the performance of a fund that holds securities of the entity will be adversely impacted.

ANNUAL REPORT	|	JUNE 30, 2024	187

Principal Risks of the Funds	(Cont.)

Valuation Risk
Certain securities in which the Fund invests may be less liquid and more difficult to value than other types of securities. Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule
2a-5
under the 1940 Act. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.
Zero-Coupon Bond,
Step-Ups
and
Payment-In-Kind
Securities Risk
The market prices of
zero-coupon,
step-ups
and
payment-in-kind
securities are generally more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities with similar maturities and credit quality. Because zero-coupon
securities bear no interest, their prices are especially volatile and, because zero-coupon
bondholders do not receive interest payments, the prices of
zero-coupon
securities generally fall more dramatically than those of bonds that pay interest on a current basis when interest rates rise. The market for zero-coupon
and
payment-in-kind
securities may suffer decreased liquidity. In addition, as these securities may not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio. Further, to maintain its qualification for treatment as a RIC and to avoid Fund-level U.S. federal income and/or excise taxes, the Fund is required to distribute to its shareholders any income it is deemed to have received in respect of such investments, notwithstanding that cash has not been received currently, and the value of paid-in-kind
interest. Consequently, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate the cash or may have to leverage itself by borrowing the cash to satisfy this distribution requirement. The required distributions, if any, would result in an increase in the Fund’s exposure to these securities. Zero coupon bonds, step-ups
and
payment-in-kind
securities allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income on a current basis or in cash. Thus, the Fund may sell other
investments,
including when it may not be advisable to do so, to make income distributions to its shareholders.
Use of Derivatives
A Fund may use derivative instruments for other purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market, modify the effective duration of the Fund’s portfolio investments and/or enhance total return.

188	PIMCO CLOSED-END FUNDS

Risk Management Strategies 1	(Unaudited)

A Fund may (but is not required to) use various investment strategies to attempt to hedge exposure to reduce the risk of price fluctuations of its portfolio securities, the risk of loss, and to preserve capital. Derivatives strategies and instruments that a Fund may use include, among others, reverse repurchase agreements; interest rate swaps; total return swaps; credit default swaps; basis swaps; other types of swap agreements or options thereon; dollar rolls/buybacks; futures and forward contracts (including foreign currency exchange contracts); short sales; options on financial futures; options based on either an index of municipal securities or taxable debt securities whose prices, PIMCO believes, correlate with the prices of the Fund’s investments; other derivative transactions; loans of portfolio securities and when-issued, delayed delivery and forward commitment transactions. Income earned by a Fund from its hedging and related transactions may be subject to one or more special U.S. federal income tax rules that can affect the amount, timing and/or character of distributions to holders of the Fund’s Common Shares. For instance, many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. If effectively used, hedging strategies will offset in varying percentages losses incurred on a Fund’s investments due to adverse interest rate changes. There is no assurance that these hedging strategies will be available at any time or that PIMCO will determine to use them for a Fund or, if used, that the strategies will be successful. PIMCO may determine not to engage in hedging strategies or to do so only in unusual circumstances or market conditions. In addition, a Fund may be subject to certain restrictions on its use of hedging strategies imposed by guidelines of one or more ratings agencies that may issue ratings on any preferred shares issued by the Fund.
A Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund’s leverage begins (or is expected) to adversely affect holders of its Common Shares. In order to attempt to offset such a negative impact of leverage on holders of Common Shares, a Fund may shorten the average maturity or duration of its investment portfolio (by investing in short-term, high quality securities or implementing certain hedging strategies). Should a Fund issue preferred shares, the Fund also may attempt to reduce leverage by redeeming or otherwise purchasing preferred shares or by reducing any holdings in other instruments that create leverage. The success of any such attempt to limit leverage risk depends on PIMCO’s ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, a Fund may not be successful in managing its interest rate exposure in the manner described above.
In addition, each Fund has adopted certain investment limitations designed to limit investment risk. See the “Fundamental Investment Restrictions” section for a description of these limitations.
1
Defined terms used and not otherwise defined in this section have the meanings set forth in the Principal Investment Strategies and Principal Risks of the Funds sections.

ANNUAL REPORT	|	JUNE 30, 2024	189

Effects of Leverage 1	(Unaudited)

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund’s portfolio) of
-10%,
-5%,
0%, 5% and 10%. The table below reflects each Fund’s continued use of reverse repurchase agreements as of June 30, 2024 as a percentage of total average managed assets (including assets attributable to such leverage), the estimated annual effective interest expense rate payable by the Fund on such instruments (based on market conditions as applicable averaged over the fiscal year ended June 30, 2024, and the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of the reverse repurchase agreements based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as covered credit default swaps or other derivative instruments.
The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below. In addition, actual borrowing expenses associated with reverse repurchase agreements (or dollar rolls/buybacks or borrowings, if any) used by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example below.
The information below does not reflect a Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as total return swaps or other derivative instruments.

	PIMCO Corporate & Income Opportunity Fund (PTY)	PIMCO Corporate & Income Strategy Fund (PCN)	PIMCO High Income Fund (PHK)	PIMCO Income Strategy Fund (PFL)	PIMCO Income Strategy Fund II (PFN)

Preferred Shares as a Percentage of Total Managed Assets (Including Assets Attributable to Preferred Shares and Reverse Repurchase Agreements)	0.22%	0.15%	0.21%	0.25%	0.46%

Estimated Annual Effective Preferred Share Dividend Rate	6.82%	4.27%	4.26%	4.28%	6.87%

Reverse Repurchase Agreements as a Percentage of Total Managed Assets (Including Assets Attributable to Preferred Shares and Reverse Repurchase Agreements)	17.05%	15.15%	14.59%	16.73%	16.68%

Estimated Annual Effective Interest Expense Rate Payable by Fund on Reverse Repurchase Agreements	5.73%	5.92%	5.80%	5.73%	5.75%

Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Preferred Share Dividend Rate and Interest Expense Rate on Reverse Repurchase Agreements	0.99%	0.90%	0.86%	0.97%	0.99%

Common Share Total Return for (10.00)% Assumed Portfolio Total Return	(13.29)%	(12.87)%	(12.74)%	(13.21)%	(13.26)%

Common Share Total Return for (5.00)% Assumed Portfolio Total Return	(7.24)%	(6.97)%	(6.87)%	(7.19)%	(7.23)%

Common Share Total Return for 0.00% Assumed Portfolio Total Return	(1.20)%	(1.07)%	(1.00)%	(1.17)%	(1.20)%

Common Share Total Return for 5.00% Assumed Portfolio Total Return	4.84%	4.84%	4.86%	4.86%	4.84%

Common Share Total Return for 10.00% Assumed Portfolio Total Return	10.89%	10.74%	10.73%	10.88%	10.87%

Common Share total return is composed of two elements - the distributions paid by a Fund to holders of Common Shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on Preferred Shares and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that a Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a portfolio total return of 0%, a Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of a Fund’s portfolio and not the actual performance of the Fund’s Common Shares, the value of which is determined by market forces and other factors.

Should a Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, a Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.
1
Defined terms used and not otherwise defined in this section have the meanings set forth in the Principal Investment Strategies and Principal Risks of the Funds sections.

190	PIMCO CLOSED-END FUNDS

Fundamental Investment Restrictions 1	(Unaudited)

For purposes of this section, “majority of the outstanding,” when used with respect to particular shares of a Fund (whether voting together as a single class or voting as separate classes), has the meaning set forth in the 1940 Act.
PIMCO Corporate & Income Opportunity Fund
The investment restrictions set forth below are each a fundamental policy of the Fund that may not be changed without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest (including Preferred Shares) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest (including Preferred Shares) voting as a separate class. The Fund may not:

(1)
Concentrate its investments in a particular “industry,” as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)
With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each obligor, if any, is treated as a separate issuer of municipal bonds.

(3)	Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(4)
Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and in the Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(5)
Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)
Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)
Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

PIMCO Corporate & Income Strategy Fund
Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest (including Preferred Shares) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest (including Preferred Shares) voting as a separate class:

(1)
Concentrate its investments in a particular “industry,” as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)
With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of municipal bonds.

(3)	Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(4)
Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and in the Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

ANNUAL REPORT	|	JUNE 30, 2024	191

Fundamental Investment Restrictions 1	(Cont.)

(5)
Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)
Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)
Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

PIMCO High Income Fund
Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest of the Fund (including Preferred Shares) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest of the Fund (including the Preferred Shares) voting as a separate class:

(1)
Concentrate its investments in a particular “industry,” as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)
With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each obligor, if any, is treated as a separate issuer of municipal bonds.

(3)	Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(4)
Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and in the Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(5)
Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)
Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)
Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

PIMCO Income Strategy Fund
The investment restrictions set forth below are each a fundamental policy of the Fund that may not be changed without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest (including Preferred Shares) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest (including Preferred Shares) voting as a separate class. The Fund may not:

(1)
Concentrate its investments in a particular “industry,” as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)
With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(3)	Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(4)
Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and in the Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

192	PIMCO CLOSED-END FUNDS

(Unaudited)

(5)
Borrow money or issue any senior security, except to the extent permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)	Make loans, except to the extent permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)
Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

PIMCO Income Strategy Fund II
The investment restrictions set forth below, are each a fundamental policy of the Fund that may not be changed without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest (including Preferred Shares) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest (including Preferred Shares) voting as a separate class. The Fund may not:

(1)
Concentrate its investments in a particular “industry,” as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)
With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(3)	Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(4)
Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and in the Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(5)	Borrow money or issue any senior security, except to the extent permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)	Make loans, except to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)
Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

Other Information
Unless otherwise indicated, all limitations applicable to each Fund’s investments (as stated in this or other sections) apply only at the time a transaction is entered into. For example, any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by PIMCO to be of comparable quality), or change in the percentage of a Fund’s assets invested in certain securities or other instruments, or change in the average maturity or duration of a Fund’s investment portfolio, resulting from market fluctuations or other changes in a Fund’s total assets will not require the Fund to dispose of an investment.
From time to time, a Fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) including, but not limited to, where the issuer or counterparty offers securities or instruments to holders or counterparties, such as the Fund, and the acquisition is determined to be beneficial to Fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this “Fundamental Investment Restrictions” section or any percentage investment limitation of the 1940 Act or rules thereunder, if a Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Fund sells an offsetting amount of assets that are subject to the investment limitation in question at a price at least equal to the value of the securities or instruments to be acquired.
Unless otherwise indicated, all percentage limitations on Fund investments (as stated herein) that are not: (i) specifically included in this “Fundamental Investment Restrictions” section; or (ii) imposed by the 1940 Act, rules thereunder, the Code or related regulations (the “Elective Investment Restrictions”), will apply only at the time of investment unless the acquisition is a Voluntary Action. For the avoidance of doubt, unless otherwise stated, all percentage limitations

ANNUAL REPORT	|	JUNE 30, 2024	193

Fundamental Investment Restrictions 1	(Cont.)

on Fund investments that are (i) specifically included in this “Fundamental Investment Restrictions” section; or (ii) Elective Investment Restrictions, will apply at the time of investment. In addition, and notwithstanding the foregoing, for purposes of this policy, certain
Non-Fundamental
Investment Restrictions, as noted above, are also considered Elective Investment Restrictions. The percentage limitations and absolute prohibitions with respect to Elective Investment Restrictions are not applicable to the Fund’s acquisition of securities or instruments through a Voluntary Action. Certain percentage limitations or absolute prohibitions stated in certain Elective Investment Restrictions by their terms apply only with respect to specific securities or instruments as opposed to asset classes or economic exposures represented by such securities or instruments; for purposes of applying such limitations or prohibitions, a Fund may not count investments in derivatives or other instruments that are not the specific securities or instruments limited or prohibited by the express terms of the Elective Investment Restriction. In such cases, a Fund may obtain greater economic exposure to asset classes represented by such specific securities or instruments because such exposure is not restricted by the express terms of the Elective Investment Restriction.
A Fund may engage in roll-timing strategies where the Fund seeks to extend the expiration or maturity of a position, such as a forward contract, futures contract or to-be-announced
transaction, on an underlying asset by closing out the position before expiration and contemporaneously opening a new position with respect to the same underlying asset that has substantially similar terms except for a later expiration date. Such “rolls” enable the Fund to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset. Similarly, as certain standardized swap agreements transition from OTC trading to mandatory exchange-trading and clearing due to the implementation of Dodd-Frank Act regulatory requirements, the Fund may “roll” an existing OTC swap agreement by closing out the position before expiration and contemporaneously entering into a new exchange-traded and cleared swap agreement on the same underlying asset with substantially similar terms except for a later expiration date. These types of new positions opened contemporaneous with the closing of an existing position on the same underlying asset with substantially similar terms are collectively referred to as “Roll Transactions.” Elective Investment Restrictions (defined in the preceding paragraph), which normally apply at the time of investment, do not apply to Roll Transactions (although Elective Investment Restrictions will apply to the Fund’s entry into the initial position). In addition and notwithstanding the foregoing, for purposes of this policy, those
Non-Fundamental
Investment Restrictions that are considered Elective Investment Restrictions for purposes of the policy on Voluntary Actions (described in the preceding paragraph) are also Elective Investment Restrictions for purposes of this policy on Roll Transactions. The Fund will test for compliance with Elective Investment Restrictions at the time of the Fund’s initial entry into a position, but the percentage limitations and absolute prohibitions set forth in the Elective Investment Restrictions are not applicable to the Fund’s subsequent acquisition of securities or instruments through a Roll Transaction.
PIMCO employs and/or relies on algorithms, models or other systems in connection with many of its investment activities, including research, forecasting, selection, optimization, order routing, execution, and allocation processes (together, “Systems”). These Systems, which may be employed together and operate without human intervention, rely heavily on the use of proprietary and nonproprietary data, software, hardware, and intellectual property, including data, software and hardware that may be licensed or otherwise obtained from third parties. The use of such Systems has inherent limitations and risks. Although PIMCO seeks to develop and use Systems appropriately and effectively, there can be no assurance that it will successfully do so. The Systems are extremely complex and may involve the use of financial, economic, econometric and statistical theories, research and modeling and related translation into computer code. Errors may occur in the design, writing, testing, monitoring, and/or implementation of Systems, including in the manner in which Systems function together. The effectiveness of Systems may diminish over time, including as a result of market changes and changes in the behavior of market participants. The quality of the resulting analysis, investment selections, portfolio construction, asset allocations, proposed trades, risk management, allocations of investment opportunities and trading strategies depends on a number of factors including the accuracy and quality of data inputs into the Systems, including through automated and manual integration of completed transactions, the mathematical and analytical assumptions and underpinnings of the Systems’ coding, the accuracy in translating those analytics into program code or interpreting the output of a System by another System in order to facilitate a transaction, change in market conditions, the successful integration of the various Systems into the portfolio selection and trading process and whether actual market events correspond to one or more assumptions underlying the Systems. Accordingly, Systems are subject to errors and/or mistakes (“System Incidents”) that may adversely impact the Fund.
PIMCO relies on quantitative models, data, and trading algorithms supplied by third parties for certain funds. Such models, data and algorithms are used to construct sets of transactions and investments, to implement investment decisions, and to provide risk management insights. When the third-party models, data or algorithms prove to be

194	PIMCO CLOSED-END FUNDS

(Unaudited)

incorrect or incomplete, any decisions or investments made in reliance thereon expose applicable funds to additional risks. For these reasons, and subject to PIMCO satisfying its standard of care, PIMCO generally will not compensate applicable funds for any losses associated with third-party models, data, or algorithms, and applicable funds will bear all such losses. PIMCO, subject to satisfying its standard of care, generally does not expect to disclose certain such events to applicable funds.
The Systems rely heavily on appropriate data inputs, and it is impossible and impracticable to factor all relevant, available data into the Systems. PIMCO will use its discretion to determine what data to gather and what subset of data the Systems utilize. PIMCO has full discretion to select the data it utilizes and may elect to use or may refrain from using any specific data or type of data in the Systems. The data used in the development of Systems may not be the most accurate data available or free of errors. Most Systems require continual monitoring and enhancements, and there is no guarantee that such monitoring and enhancements will be successful or that Systems will operate as intended. PIMCO has adopted policies and procedures that it believes are reasonably designed to prevent, detect, escalate and remediate System Incidents. PIMCO will address System Incidents in accordance with this policy but there is no guarantee that measures taken to address a System Incident will be successful.
PIMCO has policies and procedures that address identification and correction of errors that may occur in connection with PIMCO’s management of the Funds and other client accounts (“Trade Errors”). PIMCO generally does not classify System Incidents to be Trade Errors and applicable funds generally will bear all losses associated with System Incidents, subject to PIMCO satisfying its standard of care. Further, PIMCO generally does not expect to disclose System Incidents to the Funds.
Where applicable, PIMCO considers relevant Environmental, Social and Governance (“ESG”) factors in its investment research process with the goal of enhancing risk-adjusted returns. Integrating relevant factors into the evaluation process does not mean that ESG related information is the sole or primary consideration for an investment decision. PIMCO’s portfolio managers and analyst teams consider a variety of factors including the materiality of those factors to make investment decisions. Where material, ESG factors can be important considerations when evaluating long-term investment opportunities and risks for asset classes, where applicable. The materiality of ESG considerations to investment decisions typically varies across asset classes, strategies, products and valuations.
1
Defined terms used and not otherwise defined in this section have the meanings set forth in the Principal Investment Strategies and Principal Risks of the Funds sections.

ANNUAL REPORT	|	JUNE 30, 2024	195

Management of the Funds

The charts below identify the Trustees and Officers of the Funds. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
A list of officers and trustees of PIMCO containing information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years is included in the most recent Form ADV filed by PIMCO pursuant to the Investment Advisers Act of 1940.
A Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (844)
33-PIMCO.
Trustees

Name, Address, Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex (2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Independent Trustees

Deborah A. DeCotis 1952	Chair of the Board, Trustee	Trustee of each Fund since 2011, expected to stand for re-election at the annual meeting of shareholders held during the 2024-2025 fiscal year for PCN, PFL and PFN and the 2026-2027 fiscal year for PHK and PTY.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); Director, Watford Re (since 2017); and Director, Cadre Inc., a manufacturer of safety equipment (since 2022). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	30	Trustee, Allianz Funds (2011-2021); Trustee, Virtus Funds (2021-Present).

Sarah E. Cogan 1956	Trustee	Trustee of each Fund since 2019, expected to stand for re-election at the annual meeting of shareholders held during the 2024-2025 fiscal year for PCN and PFN and the 2025-2026 fiscal year for PFL, PHK and PTY.	Retired Partner, Simpson Thacher & Bartlett LLP (law firm) (1989-2018); Director, Girl Scouts of Greater New York, Inc. (since 2016); and Trustee, Natural Resources Defense Council, Inc. (since 2013).	30	Trustee, Allianz Funds (2019-2021); Trustee, Virtus Funds (2021-Present).

Kathleen A. McCartney 1955	Trustee	Trustee since 2022, expected to stand for re-election at the annual meeting of shareholders held during the 2024-2025 fiscal year for PHK, the 2025-2026 fiscal year for PFL and PFN, and the 2026-2027 fiscal year for PCN and PTY.
Director (since 2013) and President (since 2020), Five Colleges, Inc., consortium of liberal arts colleges and universities; President Emerita, Smith College (since 2023). Formerly, President, Smith College (2013-2023); Director, American Council on Education Board of Directors, (2015-2019); Director, Consortium on Financing Higher Education Board of Directors (2015-2019); Director, edX Board of Directors, online course provider (2012-2013); Director, Bellwether Education Partners Board, national nonprofit organization (2010-2013); Dean, Harvard Graduate School of Education (2006-2013); and Trustee, Tufts University (2007-2013).
				30	None

Alan Rappaport 1953	Trustee	Trustee of PHK, PCN and PTY since 2010, Trustee of PFL since 2014 and Trustee of PFN since 2012, expected to stand for re-election at the annual meeting of shareholders held during the 2024-2025 fiscal year for PHK and PTY, the 2025-2026 fiscal year for PCN, and the 2026-2027 fiscal year for PFL and PFN.
Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Adjunct Professor, New York University Stern School of Business (2011-2020); Lecturer, Stanford University Graduate School of Business (2013-2020); Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (2009-2018); Member of Board of Overseers, NYU Langone Medical Center (2015-2016); Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); and Vice Chairman (formerly, Chairman and President), U.S. Trust (formerly, Private Bank of Bank of America, the predecessor entity of U.S. Trust) (2001-2008).
				30	Trustee, Allianz Funds (2010-2021); Chairman of the Board of Trustees, Virtus Closed-End Funds (2021-2023)

196	PIMCO CLOSED-END FUNDS

(Unaudited)

Name, Address, Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex (2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

E. Grace Vandecruze 1963	Trustee	Trustee of each Fund since 2021, expected to stand for re-election at the annual meeting of shareholders held during the 2025-2026 fiscal year for PFN, PHK and PTY and the 2026-2027 fiscal year for PCN and PFL.
Founder and Managing Director, Grace Global Capital LLC, a strategic advisory firm to the insurance industry (since 2006); Director, The Doctors Company, a medical malpractice insurance company (since 2020); Director, Link Logistics REIT, a real estate company (since 2021); Director and Member of the Investment & Risk Committee, Resolution Life Group Holdings, a global life insurance group (since 2021); Director, Wharton Graduate Executive Board; and Director, Blackstone Private Equity Strategies Fund L.P. (since 2022). Formerly, Chief Financial Officer, ShoulderUp Technology Acquisition Corp, a special purpose acquisition company (2021-2023); Director, Resolution Holdings (2015-2019); Director and Member of the Audit Committee and the Wealth Solutions Advisory Committee, M Financial Group, a life insurance company (2015-2021); Chief Financial Officer, Athena Technology Acquisition Corp, a special purpose acquisition company (2021-2022); and Director, SBLI USA, a life insurance company (2015-2018).
				30	None.

Interested Trustees

Libby D. Cantrill (3) 1977 650 Newport Center Drive, Newport Beach, CA 92660	Trustee	Trustee of each Fund since 2023, expected to stand for re-election at the annual meeting of shareholders held during the 2024-2025 fiscal year for PTY and PCN, the 2025-2026 fiscal year for PFN, and the 2026-2027 fiscal year for PFL and PHK.	Managing Director, Head of Public Policy, PIMCO (since 2007); Institutional Account Manager, PIMCO (2007-2010); Legislative Aide, House of Representatives (2003-2005); and Investment Banking Analyst, Morgan Stanley (2000-2003).	30	Member of the Board of Directors, Covenant House New York (2021-Present); Member of the Board, Securities Industry and Financial Markets Association (2022-Present)

David N. Fisher (3) 1968 650 Newport Center Drive, Newport Beach, CA 92660	Trustee	Trustee of each Fund since 2019.	Managing Director and Co-Head of U.S. Global Wealth Management Strategic Accounts, PIMCO (since 2021); and Director, Court Appointed Special Advocates (CASA) of Orange County, a non-profit organization (since 2015). Formerly, Managing Director and Head of Traditional Product Strategies, PIMCO (2015-2021); Global Bond Strategist, PIMCO (2008-2015); and Managing Director and Head of Global Fixed Income, HSBC Global Asset Management (2005-2008).	30	None.

(1)
Under each Fund’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of each Fund until he or she dies, resigns or is removed, or, if sooner, until the election and qualification of his or her successor.

(2)
The Term “Fund Complex” as used herein includes the Funds and any other registered investment company (i) that holds itself out to investors as a related company for purposes of investment and investor services; or (ii) for which PIMCO or an affiliate of PIMCO serves as primary investment adviser.

(3)	Each of Ms. Cantrill and Mr. Fisher is an Interested Trustee of each Fund due to her or his affiliation with PIMCO and its affiliates.

ANNUAL REPORT	|	JUNE 30, 2024	197

Management of the Funds	(Cont.)

Officers

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Joshua D. Ratner 1976	President	Since 2019
Executive Vice President; Head of Americas Fund and Client Operations and Deputy General Counsel, PIMCO. President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Keisha Audain-Pressley 1975	Chief Compliance Officer	Since 2018
Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Ryan G. Leshaw 1 1980	Chief Legal Officer and Secretary	Chief Legal Officer since 2019, Secretary since August 2024
Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Chief Legal Officer and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

Peter G. Strelow 1 1970	Senior Vice President	Since 2019
Managing Director and
Co-Chief
Operating Officer, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Chief Administrative Officer, PIMCO.

Douglas B. Burrill 1980	Vice President	Since 2022
Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Carol K. Chan 1 1982	Vice President	Since January 2024
Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series, PIMCO Equity Series VIT.

Alyssa M. Creighton 1 1974	Vice President	Since January 2024
Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Jason R. Duran 1 1977	Vice President	Since 2023	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Michele N. Ellis 1975	Vice President	Since August 2024
Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Kenneth W. Lee 1 1972	Vice President	Since 2022
Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Greg J. Mason 2 1980	Vice President	Since 2023
Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Collen P. McLaughlin 2 1983	Vice President	Since January 2024
Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Shiv Narain 1 1981	Vice President	Since January 2024
Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Keith A. Werber 1 1973	Vice President	Since 2022
Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Paul T. Wildermuth 1 1979	Vice President	Since January 2024
Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh 1 1978	Treasurer	Since 2021
Executive Vice President, PIMCO. Treasurer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brandon T. Evans 1 1982	Deputy Treasurer	Since 2022
Senior Vice President, PIMCO. Deputy Treasurer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Erik C. Brown 2 1967	Assistant Treasurer	Since 2015
Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

198	PIMCO CLOSED-END FUNDS

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Laine E. Pacetti 1 1989	Assistant Treasurer	Since January 2024
Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Jason R. Stern 1979	Assistant Treasurer	Since January 2024
Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Chi H. Vu 1 1983	Assistant Treasurer	Since January 2024
Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Timothy A. Bekkers 1 1987	Assistant Secretary	Since August 2024
Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Jaime C. Dinan 1988	Assistant Secretary	Since August 2024	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

(1)	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.
(2)	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	|	JUNE 30, 2024	199

Approval of Investment Management Agreements

PTY, PCN, PHK, PFL, PFN
The Investment Company Act of 1940, as amended (the “
1940 Act
”), requires that the Board of Trustees (the “
Board
” or the “
Trustees
”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “
Independent Trustees
”), of each of PIMCO Corporate & Income Opportunity Fund (“
PTY
”), PIMCO Corporate & Income Strategy Fund (“
PCN
”), PIMCO High Income Fund (“
PHK
”), PIMCO Income Strategy Fund (“
PFL
”), and PIMCO Income Strategy Fund II (“
PFN
”) (each, a “
Fund
” and, collectively, the “
Funds
”), voting separately, annually approve the continuation of the Investment Management Agreement between each Fund and Pacific Investment Management Company LLC (“
PIMCO
”) (each, an “
Agreement
” and, collectively, the “
Agreements
”). At an
in-person
meeting held on June 14, 2024 (the “
Approval Meeting
”), the Board, including the Independent Trustees, considered and unanimously approved the continuation of each Agreement for an additional one-year
period commencing on August 1, 2024.
In addition to the Approval Meeting, the Contracts Committee and the Performance Committee of the Board held a joint meeting on May 29, 2024 to discuss materials provided by PIMCO in connection with the Trustees’ review of the Agreements. The annual contract review process also involved multiple discussions and meetings with members of the Contracts Committee and the full Contracts Committee (the Approval Meeting, together with such discussions and meetings, the “
Contract Renewal Meetings
”). Throughout the process, the Independent Trustees received legal advice from independent legal counsel that is experienced in 1940 Act matters and independent of PIMCO (“
Independent Counsel
”), and with whom they met separately from PIMCO during the Contract Renewal Meetings. Representatives from PIMCO attended portions of the Contract Renewal Meetings and responded to questions from the Independent Trustees. The Contracts Committee also received and reviewed a memorandum from Independent Counsel regarding the Trustees’ responsibilities in considering each Agreement and the fees paid thereunder.
In connection with their deliberations regarding the proposed continuation of the Agreements, the Board, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to reasonably be necessary to evaluate the terms of the Agreements. The Trustees also considered the nature, quality and extent of the various investment management, administrative and other services performed by PIMCO under the Agreements.
In evaluating each Agreement, the Board, including the Independent Trustees, reviewed extensive materials provided by PIMCO in response to questions, inclusive of follow-up
inquiries, submitted by the Independent Trustees and Independent Counsel. The Board also met with senior representatives of PIMCO regarding its personnel, operations, and estimated profitability as they relate to the Funds. The Trustees also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance based on net asset value (“
NAV
”), market value and distribution yield (both absolute and compared against an appropriate peer group); use of leverage (if applicable); information regarding share price premiums and/or discounts; risks; and other portfolio information, including any use of derivatives, as well as periodic reports on, among other matters, pricing and valuation, quality and cost of portfolio trade execution, compliance, and shareholder and other services provided by PIMCO and its affiliates. To assist with their review, the Trustees reviewed summaries prepared by PIMCO that analyzed each Fund based on a number of factors, including fees/expenses, performance, distribution yield (which may be comprised of ordinary income, net capital gains, and/or a return of capital), and risk-based factors, as of December 31, 2023. They also considered, among other information, performance based on NAV and market value, investment objective and strategy, portfolio managers, assets under management, outstanding leverage, share price premium and/or discount information, annual fund operating expenses, total expense ratio and management fee comparisons between each Fund and its Broadridge Expense Group (as defined below), and estimated profitability to PIMCO from its relationship with each Fund. In considering the Broadridge Performance Universe and Broadridge Expense Group (both as defined below), the Trustees requested that PIMCO comment on whether the peer funds selected for each Fund by Broadridge Financial Solutions, Inc. (“
Broadridge
”) provided an appropriate comparison, and if not, whether PIMCO believes another peer group would provide a more appropriate comparison.
The Trustees’ conclusions as to the continuation of each Agreement were based on a comprehensive consideration of all information provided to the Trustees during the Contract Renewal Meetings and throughout the year and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Trustees evaluated information available to them on a
Fund-by-Fund
basis, and their determinations were made separately in respect of each Fund.
Nature, Extent and Quality of Services
As part of their review, the Trustees received and considered descriptions of various functions performed by PIMCO for the Funds, such as portfolio management, compliance monitoring, portfolio

200	PIMCO CLOSED-END FUNDS

(Unaudited)

trading practices, and oversight of third-party service providers. They also considered information regarding the overall organization and business functions of PIMCO, including, without limitation, information regarding senior management, portfolio managers and other personnel providing investment management, administrative, and/or other services, and general corporate ownership and business operations unrelated to the Funds. The Trustees examined PIMCO’s abilities to provide high-quality investment management and other services to the Funds, noting PIMCO’s long history and experience in managing closed-end
funds, such as the Funds, including experience monitoring discounts and premiums. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Funds; recent changes to the named portfolio managers of the Funds; information regarding the Funds’ use of leverage; the ability of PIMCO to attract and retain capable personnel; the background and capabilities of the senior management and staff of PIMCO; the general process or philosophy for determining employee compensation; and the operational infrastructure, including technology and systems and cybersecurity measures, of PIMCO.
In addition, the Trustees noted the extensive range of services that PIMCO provides to the Funds beyond investment management services. In this regard, the Trustees reviewed the extent and quality of PIMCO’s services with respect to regulatory compliance and its ability to comply with the investment policies of the Funds; the compliance programs and risk controls of PIMCO (including the implementation of new policies and programs); the specific contractual obligations of PIMCO pursuant to the Agreements; the nature, extent, and quality of the supervisory and administrative services PIMCO is responsible for providing to the Funds; PIMCO’s risk management function; the time and resources PIMCO expends monitoring the leverage employed by the Funds, including the covenants and restrictions imposed by certain forms of leverage such as the Funds’ preferred shares; and conditions that might affect PIMCO’s ability to provide high-quality services to the Funds in the future under the Agreements, including, but not limited to, PIMCO’s financial condition and operational stability. The Trustees also took into account the entrepreneurial, business and other risks that PIMCO has undertaken as investment manager and sponsor of the Funds. Specifically, the Trustees considered that PIMCO’s responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Funds. The Trustees also noted PIMCO’s activities under its contractual obligation to coordinate, oversee and supervise the Funds’ various outside service providers, including its negotiation of certain service providers’ fees and its due diligence and evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Trustees also considered PIMCO’s ongoing development of its own infrastructure and information technology, including its proprietary software and applications, to support the Funds through, among other things, cybersecurity, business continuity planning, and risk management. The Trustees considered PIMCO’s recent strategic managed service arrangement (“Managed Services”) with a third-party consultant for various services previously provided to the Funds by PIMCO personnel and requested information from PIMCO regarding PIMCO’s retained responsibility and oversight over the Managed Services.
After their review and deliberations, the Trustees concluded that the nature, extent and quality of the overall services provided by PIMCO under each Agreement were appropriate.
Fee and Expense Information
In assessing the reasonableness of each Fund’s fees and expenses under its Agreement, the Trustees requested and considered, among other information, the Fund’s management fee and its total expenses as a percentage of average net assets attributable to common shares and as a percentage of average total managed assets (including assets attributable both to common shares and specified leverage outstanding), in comparison to the management fees and other expenses of a group of industry peer funds identified by Broadridge as pursuing investment strategies with classifications/objectives similar to the Fund (for each Fund, its “
Broadridge Expense Group
”) as well as of a broader universe of peer funds identified by Broadridge (for each Fund, its “
Broadridge Expense Universe
”). In each case, the total expense ratio information was provided both inclusive and exclusive of interest and borrowing expenses. The Fund-specific fee and expense results discussed below were prepared and provided by Broadridge and were not independently verified by the Trustees. The Trustees noted that only leveraged closed-end
funds were considered for inclusion in the Broadridge Expense Groups and Broadridge Expense Universes.
The Trustees considered information regarding the investment performance and fees for other funds and accounts managed by PIMCO, if any, including funds and accounts with comparable investment programs and/or principal investment strategies to those of the Funds, as well as certain other funds requested by the Trustees with broadly similar strategies and/or investment types. The Trustees considered information provided by PIMCO indicating that, in comparison to certain other products managed by PIMCO, including any open-end
funds and exchange-traded funds with broadly similar strategies and/or investment types, there are additional portfolio management challenges in managing closed-end
funds such as the Funds. For example, the challenges associated with managing closed-end
funds may include investing in
non-traditional
and less

ANNUAL REPORT	|	JUNE 30, 2024	201

Approval of Investment Management Agreements	(Cont.)

liquid holdings, a greater use of leverage, issues relating to trading on a national securities exchange and managing a fund’s dividend practices. In addition, the Independent Trustees considered information provided by PIMCO as to the generally broader and more extensive services provided to the Funds in comparison to those provided to private funds or institutional or separate accounts; the higher demands placed on PIMCO to provide considerable shareholder services due to the volume of investors; the greater entrepreneurial, enterprise, and reputational risk in managing registered closed-end
funds; and the expenses, and impact on PIMCO, associated with the more extensive regulatory and compliance requirements to which the Funds are subject in comparison to private funds or institutional or separate accounts. The Trustees were advised by PIMCO that, in light of these additional challenges and additional services, different pricing structures between closed-end
funds and other products managed by PIMCO are to be expected, and that comparisons of pricing structures across these products may not always be apt comparisons, even where other products have comparable investment objectives and strategies to those of the Funds.
The Trustees also took into account the Funds’ use of leverage, including through preferred shares outstanding and use other forms of leverage, such as reverse repurchase agreements. They noted that certain Funds had recently redeemed a portion of their outstanding auction rate preferred shares (“
ARPS
”), and that the amount of preferred shares outstanding impacts the amount of management fees payable by each Fund under its Agreement (because each Fund’s fees are calculated either based on net assets, including assets attributable to preferred shares outstanding, or based on total managed assets, including assets attributable to preferred shares and certain other forms of leverage outstanding). The Trustees considered that those Funds that had redeemed all or a portion of their outstanding ARPS would likely use less expensive forms of alternative leverage (based on current market rates). The Trustees noted that any redemption of outstanding preferred shares, including ARPS, after December 31, 2023 would not have been reflected in the comparison of the Funds’ fees and expenses against the Broadridge Expense Group or the Broadridge Expense Universe. In this regard, the Trustees took into account PIMCO’s financial incentive for the Funds to use or continue to use leverage in the form of preferred shares and on which management fees are charged and that PIMCO may propose that the Funds issue additional preferred shares in the future, which may create a conflict of interest between PIMCO, on one hand, and the Funds’ common shareholders, on the other. Therefore, the Trustees noted that the total fees paid by each Fund to PIMCO under the Fund’s unified fee arrangement would therefore vary more with increases and decreases in leverage than under a non-unified
fee arrangement, all other things being equal. The Trustees considered information provided by PIMCO and related presentations as to why each Fund’s use of leverage continues to be appropriate and in the best interests of the respective Fund under current market conditions. The Trustees noted that each quarter they receive information from PIMCO comparing the recent, historical and projected costs of each Fund’s existing leverage arrangements against other available financing options, as well as information relating to PIMCO’s views regarding economic or other risks of maintaining those leverage arrangements and/or replacing them with alternate forms of financing. The Trustees also considered PIMCO’s representation that it will use leverage for the Funds solely as it determines to be in the best interests of the Funds from an investment perspective and without regard to the level of compensation PIMCO receives.
The Trustees noted that the contractual and actual management fee rates for each Fund under its unified fee arrangement were below the median contractual and actual management fees of the other funds in its Broadridge Expense Group, calculated both on average net assets and on average total managed assets. The Trustees took into account that each Fund’s unified fee arrangement covers substantially all of the Fund’s operating fees and expenses (“Operating Expenses”), while the other funds in the Broadridge Expense Group generally do not have a unified fee structure and instead incur Operating Expenses directly and in addition to the management fee. The Trustees determined that a comparison of each Fund’s total expense ratio with the total expense ratios of its Broadridge Expense Group would generally provide more meaningful comparisons than comparing contractual and actual management fee rates in isolation.
In this regard, the Trustees noted PIMCO’s view that the unified fee arrangements have benefited and will continue to benefit common shareholders because they provide an expense structure (including
Operating Expenses
) that is essentially fixed for the duration of the contractual period as a percentage of either NAV, including daily net assets attributable to outstanding preferred shares of the Fund (as in the case of PTY, PCN, and PHK), or total managed assets, including any assets attributable to any outstanding preferred shares or other forms of leverage of the Fund minus accrued liabilities other than liabilities representing leverage (as in the case of PFL and PFN), as applicable, making it more predictable under ordinary circumstances in comparison to other fee and expense structures, under which the Funds’ Operating Expenses (including certain third-party fees and expenses) could vary significantly over time. The Trustees also considered that the unified fee arrangements generally insulate the Funds and common shareholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Funds, would bear the risk of such increases (though the Trustees also noted that PIMCO would benefit from any reductions in such expenses).

202	PIMCO CLOSED-END FUNDS

(Unaudited)

Performance Information
Fund-specific comparative performance results for the Funds reviewed by the Trustees are discussed below. With respect to investment performance, the Trustees considered information regarding each Fund’s performance based on NAV and market value, as applicable, net of the Fund’s fees and expenses, both on an absolute basis and relative to the performance of its Broadridge Performance Universe (as defined below). The Trustees requested information provided by Broadridge regarding the investment performance of a broad universe of funds within the same investment classification/category that Broadridge determined are comparable to those of each Fund (for each Fund, its “
Broadridge Performance Universe
”). The comparative performance information was prepared and provided by Broadridge and was not independently verified by the Trustees. The Trustees also considered information regarding the Funds’ comparative yields and risk-adjusted returns. The Trustees recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. They further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance. The Trustees considered information from PIMCO regarding the risks undertaken by each Fund, including the use of leverage, and PIMCO’s management and oversight of the Fund’s risk profile.
In addition, the Trustees considered matters bearing on the Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting (by both the Board and its Performance Committee).
Profitability, Economies of Scale, and
Fall-out
Benefits
The Trustees considered estimated profitability analyses provided by PIMCO, which included, among other information, (i) PIMCO’s estimated pre-
and post-distribution operating margin for each Fund, as well as PIMCO’s aggregate estimated pre-
and post-distribution operating margin for all of the
closed-end
funds advised by PIMCO, including the Funds (collectively, the “
Estimated Margins
”), in each case for the
one-year
period ended December 31, 2023; and (ii) a year-over-year comparison of PIMCO’s Estimated Margins for the one-year
periods ended December 31, 2023 and December 31, 2022. The Trustees also took into account explanations from PIMCO regarding how certain of PIMCO’s corporate and shared expenses were allocated among the Funds and other funds and accounts managed by PIMCO for purposes of developing profitability estimates. The Trustees also requested information from PIMCO regarding the impact of the Managed Services on PIMCO’s profitability with respect to the Funds. The Trustees also considered that PIMCO is entitled to earn a reasonable level of profits for the services that it provides to the Funds.
Based on the profitability analyses provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.
The Trustees also considered information regarding possible economies of scale in the operation of the Funds, including in connection with at-the-market
offerings conducted by the Funds. The Trustees noted that the Funds do not currently have any breakpoints in their management fees. The Trustees considered that, as closed-end
investment companies, the Funds do not continually offer new shares to raise additional assets (as does a typical open-end
investment company), but may raise additional assets through follow-on
offerings (including
at-the-market
offerings) and dividend reinvestments and may also experience asset growth through investment performance and/or the increased use of leverage. The Trustees noted PIMCO’s assertion that it may share the benefits of potential economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology and cybersecurity measures, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and the enhancement of services provided to the Funds in return for fees paid. The Trustees also considered that the unified fee arrangements provide inherent economies of scale because a Fund maintains competitive fixed unified fees even if the particular Fund’s assets decline and/or operating costs increase. The Trustees further considered that, in contrast, breakpoints may be used as a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unified fee arrangements, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee arrangements protect shareholders, during the contractual period, from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure. The Trustees noted that PIMCO has made extensive investments in these areas.
Additionally, the Trustees considered
so-called
“fall-out
benefits” to PIMCO, such as reputational value derived from serving as investment manager to the Funds and research, statistical and quotation services that PIMCO may receive from broker-dealers executing the Funds’ portfolio transactions on an agency basis.
Fund-by-Fund
Analysis
With regard to the investment performance of each Fund and the fees charged to each Fund, the Board considered the following information. With respect to performance quintile rankings for a Fund compared to

ANNUAL REPORT	|	JUNE 30, 2024	203

Approval of Investment Management Agreements	(Cont.)

its Broadridge Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The Board considered each Fund’s performance and fees in light of the limitations inherent in the methodology for determining such comparative groups.
PTY
With respect to the Fund’s common share total return performance (based on NAV) relative to its respective Broadridge Performance Universe, the Trustees noted that the Fund had first quintile performance for the one-,
three-, five- and
ten-year
periods ended December 31, 2023.
The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.
PCN
With respect to the Fund’s common share total return performance (based on NAV) relative to its respective Broadridge Performance Universe, the Trustees noted that the Fund had second quintile performance for the one-
and three-year periods and first quintile performance for the five- and ten-year
periods ended December 31, 2023.
The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average total managed assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.
PHK
With respect to the Fund’s common share total return performance (based on NAV) relative to its respective Broadridge Performance Universe, the Trustees noted that the Fund had third quintile performance for the one-
and three-year periods and first quintile performance for the five- and ten-year
periods ended December 31, 2023.
The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average total managed assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.
PFL
With respect to the Fund’s common share total return performance (based on NAV) relative to its respective Broadridge Performance Universe, the Trustees noted that the Fund had second quintile performance for the one-
and five-year periods, fourth quintile performance for the three-year period and second quintile performance for the ten-year
period ended December 31, 2023.
The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average total managed assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group but above the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average total managed assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group but above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its

204	PIMCO CLOSED-END FUNDS

(Unaudited)

Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.
PFN
With respect to the Fund’s common share total return performance (based on NAV) relative to its respective Broadridge Performance Universe, the Trustees noted that the Fund had second quintile performance for the one-
and
ten-year
periods, fourth quintile performance for the three-year period and third quintile performance for the five-year period ended December 31, 2023.
The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average total managed assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group but at the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.
Conclusion
After reviewing these and other factors described herein, the Trustees concluded, with respect to each Fund, within the context of their overall conclusions regarding the Agreements, and based on the information provided and related representations made by management, and in their business judgment, that they were satisfied with PIMCO’s responses and efforts relating to the investment performance of the Funds. The Trustees also concluded that the fees payable under the Agreements represent reasonable compensation in light of the nature, extent, and quality of the services provided by PIMCO. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Board, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the interests of each Fund and its shareholders, and should be approved.

ANNUAL REPORT	|	JUNE 30, 2024	205

Privacy Policy 1	(Unaudited)

The Funds
2,3
consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’
non-public
personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.
OBTAINING
NON-PUBLIC
PERSONAL INFORMATION
In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers
(“Advisers”), may obtain
non-public
personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.
RESPECTING YOUR PRIVACY
As a matter of policy, the Funds do not disclose any
non-public
personal information provided by shareholders or gathered by the Funds to non-affiliated
third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated
companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated
companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third-party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.
SHARING INFORMATION WITH THIRD PARTIES
The Funds reserve the right to disclose or report personal or account information to non-affiliated
third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated
third-party at the shareholder’s request or with the consent of the shareholder.
SHARING INFORMATION WITH AFFILIATES
The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated
entities, except as required or permitted by law.
PROCEDURES TO SAFEGUARD PRIVATE INFORMATION
The Funds take seriously the obligation to safeguard shareholder non-public
personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public
personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public
personal information.
INFORMATION COLLECTED FROM WEBSITES
The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public
personal information.
CHANGES TO THE PRIVACY POLICY
From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.
1
Amended as of June 25, 2020.
2
PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.
3
When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

206	PIMCO CLOSED-END FUNDS

General Information

Investment Manager
Pacific Investment Management Company LLC
650 Newport Center Drive
Newport Beach, CA 92660

Custodian
State Street Bank and Trust Company
2323 Grand Boulevard, 5th Floor
Kansas City, MO 64108

Transfer Agent, Dividend Paying Agent and Registrar for Common Shares
Equiniti Trust Company, LLC (“EQ”)
48 Wall Street, Floor 23
New York, NY 10005

Auction Agent, Transfer Agent, Dividend Paying Agent and Registrar for Auction Rate Preferred Shares
Deustsche Bank Company Americas
1 Columbus Circle
New York, NY 10019

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
1100 Walnut Street, Suite 1300
Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

CEF3011AR_063024

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that E. Grace Vandecruze, who serves on the Board’s Audit Oversight Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Ms. Vandecruze is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	June 30, 2024	$ 111,916
	June 30, 2023	$ 79,551
(b)	Fiscal Year Ended	Audit-Related Fees
	June 30, 2024	$ 64,380
	June 30, 2023	$ 57,306
(c)	Fiscal Year Ended	Tax Fees (1)
	June 30, 2024	$ —
	June 30, 2023	$ —
(d)	Fiscal Year Ended	All Other Fees (2)
	June 30, 2024	$ —
	June 30, 2023	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1) There were no “Tax Fees” for the last two fiscal years.

(2) There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity

Entity		June 30, 2024	June 30, 2023
PIMCO Corporate & Income Opportunity Fund	$	64,380	$57,306
Pacific Investment Management Company LLC (“PIMCO”)		12,040,579	37,330,351

Totals	$	12,104,959	$37,387,657

(h)

The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee (known as the Audit Oversight Committee) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Oversight Committee is comprised of:

E. Grace Vandecruze (Chair) `

Sarah E. Cogan

Deborah A. DeCotis

Kathleen A. McCartney

Alan Rappaport

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable to closed-end investment companies.

(b)	Not applicable to closed-end investment companies.

Item 8.	Changes in and Disagreements with Accountant for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

The information required by this Item 11 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Policy Statement: The proxy voting policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law; the policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

Overview: PIMCO has adopted a written proxy voting1 policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to take appropriate action on client proxies that come to its attention. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies, PIMCO may determine not to vote a proxy in limited circumstances.

Equity Securities.2 PIMCO has retained an Industry Service Provider (“ISP”) to provide research and voting recommendations for proxies relating to equity securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP. PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a portfolio manager decides to override the ISP’s voting recommendation. In either such case as described above, the Legal and Compliance department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists.

Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents4 at the discretion of the issuer/ custodian. When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether a conflict of interest, or the appearance of one, exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.

Resolution of Potential Conflicts of Interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy.

Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to the Fund. Consistent with its management responsibilities, the Sub-Adviser would assume the authority for voting proxies on behalf of PIMCO for the Fund. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities (which may include proxy voting) performed by the Sub-Adviser and contracted third parties.

1 Proxies generally describe corporate action consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

2 The term “Equity Securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

3 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of September 4, 2024, the following individuals have primary responsibility for the day-to-day management of the PIMCO Corporate & Income Opportunity Fund (the “Fund”):

Alfred T. Murata

Mr. Murata has been a portfolio manager of the Fund since September 2014. Mr. Murata is a managing director and portfolio manager in the Newport Beach office, managing income-oriented, multisector credit, opportunistic and securitized strategies. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies.

Mohit Mittal

Mr. Mittal has been a portfolio manager of the Fund since September 2014. Mr. Mittal is a managing director and portfolio manager in the Newport Beach office. He manages investment grade credit, total return and unconstrained bond portfolios and is a member of the Americas Portfolio Committee. Previously, he was a specialist on PIMCO’s interest rates and derivatives desk.

Giang Bui

Ms. Bui has been a portfolio manager of the Fund since October 2023. Ms. Bui is an executive vice president in the Newport Beach office and a portfolio manager and trader of securitized debt instruments and bank loans, focusing on collateralized loan obligations (CLOs), leveraged loans, asset-backed collateralized debt obligations, and off-the-run sectors within structured products. Ms. Bui joined PIMCO in 2000 and is a member of the bank loan portfolio management team, responsible for bank loan investments and the management of PIMCO-issued CLOs.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Managers as of June 30, 2024, including accounts managed by a team, committee, or other group that includes a Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	#	AUM($million)	#	AUM($million)	#	AUM($million)
Alfred T. Murata[1]	23	$206,719.35	22	$48,660.99	5	$2,419.15
Mohit Mittal[2]	25	$78,277.15	23	$33,631.99	152	$84,358.45
Giang Bui[3]	7	$3,897.05	4	$7,500.11	1	$518.25

1 Of these Other Pooled Investment Vehicles, 5 accounts totaling $8,822.39 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

2 Of these Other Pooled Investment Vehicles, 3 accounts totaling $4,711.61 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts. Of these Other Accounts, 10 accounts totaling $2,951.54 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

3 Of these Other Pooled Investment Vehicles, 2 account(s) totaling $6,698.03 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Investors should be aware that investments made by the Fund and the results achieved by the Fund at any given time, including for the same or similar instruments, are not expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to the Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different strategy or portfolio management team, the execution venue(s) for a given strategy or fund, when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund or to accounts in which the Fund invests. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies, purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the investing account and/or PIMCO but detrimental to the underlying account. Such conflicts of interest could similarly in theory give rise to incentives for PIMCO to, among other things, vote proxies or purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the underlying account and/or PIMCO and that may or may not be detrimental to the investing account. For example, even if there is a fee waiver or reimbursement in place relating to the Fund’s investment in an underlying account, or relating to an investing account’s investment in the Fund, this will not necessarily eliminate all conflicts of interest, as PIMCO could nevertheless have a financial incentive to favor investments in PIMCO-affiliated funds and managers (for example, to increase the assets under management of PIMCO or a fund, product or line of business, or otherwise provide support to, certain funds, products or lines of business), which could also impact the manner in which certain transaction fees are set. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including the Fund) that invest in the Fund in a manner that is detrimental to such investing accounts. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments.

Because PIMCO is affiliated with Allianz SE, a large multi-national financial institution (together with its affiliates, “Allianz”), conflicts similar to those described below may occur between the Fund or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO (each, a “Client,” and collectively, the “Clients”). In addition, because certain Clients are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Cross Trades. A potential conflict of interest may arise in instances where the Fund buys an instrument from a Client or sells an instrument to a Client (each, a “cross trade”). Such conflicts of interest may arise, among other reasons, as a result of PIMCO representing the interests of both the buying party and the selling party in the cross trade or because the price at which the instrument is bought or sold through a cross trade may not be as favorable as the price that might have been obtained had the trade been executed in the open market. PIMCO effects cross trades when appropriate pursuant to procedures adopted under applicable rules and SEC guidance. Among other things, such procedures require that the cross trade is consistent with the respective investment policies and investment restrictions of both parties and is in the best interests of both the buying and selling accounts.

Selection of Service Providers. PIMCO, its affiliates and its employees may have relationships with service providers that recommend, or engage in transactions with or for, the Fund, and these relationships may influence PIMCO’s selection of these service providers for the Fund. Additionally, as a result of these relationships, service providers may have conflicts that create incentives for them to promote the Fund over other funds or financial products. In such circumstances, there is a conflict of interest between PIMCO and the Fund if the Fund determines not to engage or continue to engage these service providers.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Clients, but may not be available in sufficient quantities for all accounts to participate fully. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. Similarly, there may be limited opportunity to sell an investment held by the Fund and another Client. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. Similarly, there may be limited opportunity to sell an investment held by the Fund and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. In addition, regulatory issues applicable to PIMCO or one or more Clients may result in certain Clients, not receiving securities that may otherwise be appropriate for them.

PIMCO seeks to allocate orders across eligible Client accounts with similar investment guidelines and investment styles fairly and equitably, taking into consideration relevant factors including, among others, applicable investment restrictions and guidelines, including regulatory restrictions; Client account-specific investment objectives, restrictions and other Client instructions, as applicable; risk tolerances; amounts of available cash; the need to rebalance a Client account’s portfolio (e.g., due to investor contributions and redemptions); whether the allocation would result in a Client account receiving a trivial amount or an amount below the established minimum quantity; regulatory requirements; the origin of the investment; the bases for an issuer’s allocation to PIMCO; and other Client account-specific factors. As part of PIMCO’s trade allocation process, portions of new fixed income investment opportunities are distributed among Client account categories where the relevant portfolio managers seek to participate in the investment. Those portions are then further allocated among the Client accounts within such categories pursuant to PIMCO’s trade allocation policy. Portfolio managers managing quantitative strategies and specialized accounts, such as those focused on international securities, mortgage-backed securities, bank loans, or other specialized asset classes, will likely receive an increased distribution of new fixed income investment opportunities where the investment involves a quantitative strategy or specialized asset class that matches the investment objective or focus of the Client account category. PIMCO seeks to allocate fixed income investments to Client accounts with the general purpose of maintaining consistent concentrations across similar accounts and achieving, as nearly as possible, portfolio characteristic parity among such accounts. Client accounts furthest from achieving portfolio characteristic parity typically receive priority in allocations. With respect to an order to buy or sell an equity security in the secondary market, PIMCO seeks to allocate the order across Client accounts with similar investment guidelines and investment styles fairly and equitably over time, taking into consideration the relevant factors discussed above.

Any particular allocation decision among Client accounts may be more or less advantageous to any one Client or group of Clients, and certain allocations will, to the extent consistent with PIMCO’s fiduciary obligations, deviate from a pro rata basis among Clients in order to address for example, differences in legal, tax, regulatory, risk management, concentration, exposure, Client guideline limitations and/or mandate or strategy considerations for the relevant Clients. PIMCO may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Clients, but not appropriate for other Clients, or are appropriate or suitable for, or available to, Clients but in different sizes, terms, or timing than is appropriate or suitable for other Clients. For example, some Clients have higher risk tolerances than other Clients, such as private funds, which, in turn, allows PIMCO to allocate a wider variety and/or greater percentage of certain types of investments (which may or may not outperform other types of investments) to such Clients. Further, the respective risk tolerances of different types of Clients may change over time as market conditions change. Those Clients receiving an increased allocation as a result of the effect of their respective risk tolerance may be Clients that pay higher investment management fees or that pay incentive fees. In addition, certain Client account categories focusing on certain types of investments or asset classes will be given priority in new issue distribution and allocation with respect to the investments or asset classes that are the focus of their investment mandate. PIMCO may also take into account the bases for an issuer’s allocation to PIMCO, for example, by giving priority allocations to Client accounts holding existing positions in the issuer’s debt if the issuer’s allocation to PIMCO is based on such holdings. PIMCO also may determine not to allocate to or purchase or sell for certain Clients all investments for which all Clients may be eligible.

Legal, contractual, or regulatory issues and/or related expenses applicable to PIMCO or one or more Clients may result in certain Clients not receiving securities that may otherwise be appropriate for them or may result in PIMCO selling securities out of Client accounts even if it might otherwise be beneficial to continue to hold them. Additional factors that are taken into account in the distribution and allocation of investment opportunities to Client accounts include, without limitation: ability to utilize leverage and risk tolerance of the Client account; the amount of discretion and trade authority given to PIMCO by the Client; availability of other similar investment opportunities; the Client account’s investment horizon and objectives; hedging, cash and liquidity needs of the portfolio; minimum increments and lot sizes; and underlying benchmark factors. Given all of the foregoing factors, the amount, timing, structuring, or terms of an investment by a Client, including the Fund, may differ from, and performance may be lower than, investments and performance of other Clients, including those that may provide greater fees or other compensation (including performance-based fees or allocations) to PIMCO. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for one or more Clients that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients (including Clients that are PIMCO affiliates) in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients). Moreover, restrictions imposed by or through third-party automated trading platforms could affect a Client’s ability to transact through, or the quality of execution achieved through, such platforms.

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases, PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such nonparticipating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

Co-Investments. The 1940 Act imposes significant limits on co-investment with affiliates of the Fund. The Fund has received exemptive relief from the SEC that, to the extent the Fund relies on such relief, permits it to (among other things) co-invest with certain other persons, including certain affiliates of the Investment Manager and certain public or private funds managed by the Investment Manager and its affiliates, subject to certain terms and conditions. Co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among the Fund and its affiliates. The exemptive relief from the SEC with respect to co-investments imposes extensive conditions on any co-investments made in reliance on such relief that may limit or restrict the Fund’s ability to participate in an investment or participate in an investment to a lesser extent. An inability to receive the desired allocation to potential investments may affect the Fund’s ability to achieve the desired investment returns. In the event investment opportunities are allocated among the Fund and its affiliates pursuant to co-investment exemptive relief, the Fund may not be able to structure its investment portfolio in the manner desired. Although PIMCO will endeavor to allocate investment opportunities in a fair and equitable manner, the Fund will generally not be permitted to co-invest in any issuer in which a fund managed by PIMCO or any of its downstream affiliates (other than the Fund and its downstream affiliates) currently has an investment. However, the Fund would be able to co-invest with funds managed by PIMCO or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and its allocation procedures. Pursuant to co-investment exemptive relief, the Fund will be able to invest in opportunities in which PIMCO and/or its affiliates has an investment, and PIMCO and/or its affiliates will be able to invest in opportunities in which the Fund has made an investment. From time to time, the Fund and its affiliates may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. PIMCO has adopted procedures governing the co-investment in securities acquired in private placements with certain clients of PIMCO.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in the Fund) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. Clients (and investors in the Fund) should also be aware that the Fund may experience losses associated with decisions or actions directly or indirectly attributable to PIMCO, and PIMCO may determine whether compensation to the Fund for such losses is appropriate in view of its standard of care. PIMCO will attempt to resolve such matters fairly subject to applicable PIMCO policies and procedures, and applicable laws, but even so, such matters may not be resolved in favor of Clients’ (and Fund investors’) interests and may in fact be resolved in a manner adverse to their interests. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases, PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory or internal restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations or internal Allianz policies applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).

Certain service providers to the Fund are expected to be owned by or otherwise related to or affiliated with a Client, and in certain cases, such service providers are expected to be, or are owned by, employed by, or otherwise related to, PIMCO, Allianz SE, their affiliates and/or their respective employees, consultants and other personnel. PIMCO may, in its sole discretion, determine to provide, or engage or recommend an affiliate of PIMCO to provide, certain services to the Fund, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of a particular fund and applicable law, PIMCO or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, PIMCO faces a conflict of interest when selecting or recommending service providers for the Fund. Fees paid to an affiliated service provider will be determined in PIMCO’s commercially reasonable discretion, taking into account the relevant facts and circumstances, and consistent with PIMCO’s responsibilities. Although PIMCO has adopted various policies and procedures intended to mitigate or otherwise manage conflicts of interest with respect to affiliated service providers, there can be no guarantee that such policies and procedures (which may be modified or terminated at any time in PIMCO’s sole discretion) will be successful.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the management fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and such other accounts on a fair and equitable basis over time.

(a)(3)

As of June 30, 2024, the following explains the compensation structure of the individuals who have primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO’s and its affiliates’ approach to compensation seeks to provide professionals with a compensation process that is driven by values of collaboration, openness, responsibility and excellence.

Generally, compensation packages consist of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for clients, among other factors. A portfolio manager’s compensation is not based solely on the performance of the Fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Variable Compensation – In addition to a base salary, portfolio managers have a variable component of their compensation, which is based on a combination of individual and company performance and includes both qualitative and quantitative factors. The following non-exhaustive list of qualitative and quantitative factors is considered when determining total compensation for portfolio managers:

•

Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Fund) and relative to applicable industry peer groups; and

•	Amount and nature of assets managed by the portfolio manager.

The variable compensation component of an employee’s compensation may include a deferred component. The deferred portion will generally be subject to vesting and may appreciate or depreciate based on the performance of PIMCO and/or its affiliates. PIMCO’s Long-Term Incentive Plan provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. Additionally, PIMCO’s Carried Interest Plan provides eligible participants (i.e. those who provide services to PIMCO’s alternative funds) a percentage of the carried interest otherwise payable to PIMCO if the applicable performance measurements described in the alternative portfolio’s partnership agreements are achieved.

Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities of the Fund the Portfolio Managers beneficially owned as of June 30, 2024:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Owned as of June 30, 2024

Alfred T. Murata	None

Mohit Mittal	None

Giang Bui	None

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 16.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not Applicable

(b)	Not Applicable

Item 19.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Not applicable.

(a)(3)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(4)	None.

(a)(5)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(c)	Exhibit 99.CONSENT—Consent of Independent Registered Public Accounting Firm

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Corporate & Income Opportunity Fund

By:	/s/ Joshua D. Ratner

Joshua D. Ratner President (Principal Executive Officer)

Date:	September 4, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joshua D. Ratner

Joshua D. Ratner President (Principal Executive Officer)

Date:	September 4, 2024

By:	/s/ Bijal Y. Parikh

Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date:	September 4, 2024